UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                          ---------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2017
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund
   Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE Arca Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)
First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)

Semi-Annual Report
For the Six Months Ended
June 30, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2017

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index Fund (FDM)....................  4
   First Trust Morningstar Dividend Leaders Index Fund (FDL).................  6
   First Trust US Equity Opportunities ETF (FPX).............................  8
   First Trust NYSE Arca Biotechnology Index Fund (FBT)...................... 10
   First Trust Dow Jones Internet Index Fund (FDN)........................... 12
   First Trust Capital Strength ETF (FTCS)................................... 14
   First Trust Value Line(R) Dividend Index Fund (FVD)....................... 16
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................. 18
Notes to Fund Performance Overview........................................... 20
Understanding Your Fund Expenses............................................. 21
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index Fund (FDM).................... 23
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................. 28
   First Trust US Equity Opportunities ETF (FPX)............................. 30
   First Trust NYSE Arca Biotechnology Index Fund (FBT)...................... 33
   First Trust Dow Jones Internet Index Fund (FDN)........................... 35
   First Trust Capital Strength ETF (FTCS)................................... 37
   First Trust Value Line(R) Dividend Index Fund (FVD)....................... 39
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................. 43
Statements of Assets and Liabilities......................................... 46
Statements of Operations..................................................... 48
Statements of Changes in Net Assets.......................................... 50
Financial Highlights......................................................... 54
Notes to Financial Statements................................................ 58
Additional Information....................................................... 67

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2017

Dear Shareholders:

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information and the financial statements for your investment in the First Trust Exchange-Traded Fund (the "Trust"). We encourage you to read this report and discuss it with your financial advisor.

Six months into the year, the bull market in stocks continues. President Donald Trump's pro-growth, pro-U.S. policies, while slow in coming, have at least created some optimism about the future prospects for the U.S. economy, in our opinion. From Donald Trump's election on November 8, 2016 through June 30, 2017, the S&P 500(R) Index (the "Index") posted a total return of 14.79%, according to Bloomberg. The Index closed its June 19, 2017 trading session at an all-time high of 2,453.46.

The current bull market (measuring from March 9, 2009 through June 30, 2017) is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how an administration will affect markets and the economy in the future. Therefore, we stress the importance of maintaining a long-term perspective, as we have done since First Trust's inception over 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan through the Trust. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2017

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The U.S. economy appears to be on solid footing, as evidenced by the four quarter-point federal funds rate hikes initiated by the Federal Reserve beginning in December 2015, the ongoing growth in the labor force, and improving corporate earnings, in our opinion. We believe U.S. CEOs are feeling more optimistic about the climate for doing business. The Business Roundtable's CEO Economic Outlook Index, a composite of CEO projections for sales and plans for capital spending and hiring over the next six months, stood at its highest reading in three years in the second quarter of 2017, according to its own release.

In our last annual report, we commented on the rise in U.S. consumer confidence levels. We are pleased to report that it kept rising in the first half of 2017. The Conference Board's Consumer Confidence Index reading rose from 113.70 in December 2016 to 117.30 in June 2017, according to Bloomberg. The index reached as high as 124.90 in March 2017. The highest reading so far in this millennium was 144.71, set in January 2000. Confidence levels could trend higher if the Trump administration gets its tax reform policies passed into law, in our opinion. House Speaker Paul Ryan wants to pass a "tax overhaul" by the end of this year, according to CNBC. Mr. Ryan believes that the U.S. cannot achieve a 3% GDP growth rate without tax reform.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds and other exchange-traded products reached an all-time high of $4.17 trillion worldwide as of June 30, 2017, according to its own release. In the first six months of 2017, net inflows totaled an all-time high of $347.70 billion.

U.S. STOCKS AND BONDS

In the first six months of 2017, three of the major U.S. stock indices posted positive returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 9.34%, 5.99%, and 2.79%, respectively, according to Bloomberg. Nine of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Health Care, and Consumer Discretionary, up 17.23%, 16.07%, and 11.00%, respectively, on a total return basis. The two sectors that posted losses were Energy and Telecommunication Services, down 12.61% and 10.74%, respectively.

The current bull market in stocks is the second-longest in U.S. history, according to Bespoke Investment Group. As of June 30, 2017, the bull market stood at 3,035 days (March 9, 2009 - June 30, 2017). The longest bull market spanned 4,494 days (December 4, 1987 - March 24, 2000), or four years longer than the current bull market. As of June 30, 2017, the S&P 500(R) Index's all-time high of 2,453.46 on June 19, 2017, marked the 24th all-time closing high for the index in the first half of 2017, according to Bespoke Investment Group. It notes that the S&P(R) 500 Index has registered over 50 closing highs in a calendar year just four times since 1929. The most closing highs (77) was set in 1995.

The consensus estimated earnings growth rates for 2017 for the S&P 500(R) Index, S&P MidCap 400(R) Index, and S&P SmallCap 600(R) Index were 15.04%, 18.22%, and 19.23%, respectively, as of June 30, 2017, according to Bloomberg. The consensus estimated earnings growth rates for 2018 for the S&P 500(R) Index, S&P MidCap 400(R) Index, and S&P SmallCap 600(R) Index were 11.96%, 14.14%, and 18.86%, respectively, as of June 30, 2017. We continue to be encouraged by such optimistic earnings growth rate estimates.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 4.93% in the first six months of 2017. The worst-performing debt group that we track was GNMAs (Government National Mortgage Association), though the group still generated a positive return. The Bloomberg Barclays GNMA 30-Year Index posted a total return of 0.89%. The yield on the benchmark 10-Year Treasury note (T-note) declined by 14 basis points in the first half of 2017, from 2.45% on December 31, 2016 to 2.31% on June 30, 2017. The average yield on the 10-year T-note was 2.69% for the 10-year period ended June 30, 2017, according to Bloomberg.

FOREIGN STOCKS AND BONDS

The U.S. dollar declined by 6.44% against a basket of major currencies in the first six months of 2017, as measured by the U.S. Dollar Index. With respect to U.S. investors, a weaker U.S. dollar can positively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 5.82% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 4.41% (USD). The MSCI Emerging Markets Index of stocks posted a total return of 18.43% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of 12.82% (USD).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE"), the NYSE MKT and The Nasdaq Stock Market LLC ("Nasdaq") (excluding limited partnerships) that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (9/27/05)      Ended      Ended      (9/27/05)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    0.62%      32.96%     17.12%      6.74%        7.91%       120.37%     92.04%      144.78%
Market Value                           0.34%      32.65%     17.08%      6.74%        7.90%       120.03%     92.07%      144.53%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)    0.85%      33.62%     17.83%      7.44%        8.63%       127.13%    104.93%      164.57%
Russell 2000(R) Index                  4.99%      24.60%     13.70%      6.92%        8.19%        90.05%     95.22%      152.17%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   48.29%
Consumer Discretionary                       17.50
Industrials                                  15.08
Information Technology                        4.93
Materials                                     4.74
Health Care                                   3.54
Consumer Staples                              2.39
Utilities                                     1.13
Energy                                        0.96
Telecommunication Services                    0.89
Real Estate                                   0.55
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Novanta, Inc.                                 1.08%
Seacoast Banking Corp. of Florida             0.92
Enterprise Financial Services Corp.           0.91
Encore Capital Group, Inc.                    0.90
Moelis & Co., Class A                         0.89
Winnebago Industries, Inc.                    0.88
Piper Jaffray Cos.                            0.81
United Financial Bancorp, Inc.                0.81
PetMed Express, Inc.                          0.79
Modine Manufacturing Co.                      0.79
                                            -------
   Total                                      8.78%
                                            =======

-----------------------------
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates, and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     DECEMBER 31, 2006 - JUNE 30, 2017

          First Trust
           Dow Jones                Dow Jones
        Select MicroCap          Select MicroCap            Russell 2000(R)
          Index Fund                Index(SM)                    Index
12/06       $10,000                  $10,000                    $10,000
06/07        10,621                   10,656                     10,645
12/07         9,397                    9,471                      9,843
06/08         8,246                    8,336                      8,921
12/08         6,266                    6,362                      6,518
06/09         6,134                    6,247                      6,690
12/09         7,571                    7,754                      8,289
06/10         7,360                    7,555                      8,127
12/10         9,522                    9,803                     10,515
06/11         9,842                   10,169                     11,168
12/11         8,695                    9,004                     10,077
06/12         9,255                    9,615                     10,937
12/12        10,075                   10,506                     11,724
06/13        11,711                   12,249                     13,583
12/13        14,438                   15,154                     16,275
06/14        14,341                   15,099                     16,794
12/14        14,882                   15,709                     17,071
06/15        15,656                   16,573                     17,882
12/15        14,966                   15,898                     16,317
06/16        15,340                   16,340                     16,679
12/16        20,272                   21,651                     19,795
06/17        20,398                   21,835                     20,783

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             70              0              0            0
01/01/13 - 12/31/13            151              1              0            0
01/01/14 - 12/31/14             93              1              0            0
01/01/15 - 12/31/15            112              0              0            0
01/01/16 - 12/31/16            133              0              0            0
01/01/17 - 06/30/17             80              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            179              1              0            0
01/01/13 - 12/31/13             98              2              0            0
01/01/14 - 12/31/14            158              0              0            0
01/01/15 - 12/31/15            140              0              0            0
01/01/16 - 12/31/16            119              0              0            0
01/01/17 - 06/30/17             45              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (NYSE, NYSE MKT or Nasdaq) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (3/9/06)      Ended      Ended       (3/9/06)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    2.92%       8.30%     12.27%      5.71%        7.04%       78.35%      74.24%      115.92%
Market Value                           2.92%       8.38%     12.27%      5.72%        7.05%       78.38%      74.46%      116.01%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders
   Index(SM)                           3.20%       8.83%     12.83%      6.24%        7.57%       82.85%      83.24%      128.34%
S&P 500(R) Index                       9.34%      17.90%     14.63%      7.18%        8.14%       97.92%     100.08%      142.18%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Staples                             18.56%
Energy                                       15.72
Information Technology                       14.50
Telecommunication Services                   14.28
Industrials                                  11.25
Utilities                                     9.98
Health Care                                   5.55
Consumer Discretionary                        5.36
Financials                                    3.17
Materials                                     1.63
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Exxon Mobil Corp.                             8.95%
AT&T, Inc.                                    8.06
Verizon Communications, Inc.                  6.22
Chevron Corp.                                 5.65
General Electric Co.                          5.61
Pfizer, Inc.                                  5.51
Procter & Gamble (The) Co.                    4.76
Philip Morris International, Inc.             4.26
Cisco Systems, Inc.                           3.95
Coca-Cola (The) Co.                           3.85
                                            -------
   Total                                     56.82%
                                            =======

-----------------------------
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2006 - JUNE 30, 2017

                  First Trust
                  Morningstar             Morningstar(R)
                Dividend Leaders         Dividend Leaders             S&P 500(R)
                   Index Fund               Index(SM)                   Index
12/06               $10,000                  $10,000                   $10,000
06/07                10,261                   10,291                    10,695
12/07                 8,937                    8,976                    10,550
06/08                 6,621                    6,663                     9,291
12/08                 6,103                    6,162                     6,647
06/09                 5,763                    5,835                     6,857
12/09                 6,971                    7,074                     8,405
06/10                 6,655                    6,768                     7,846
12/10                 8,089                    8,252                     9,672
06/11                 8,722                    8,921                    10,253
12/11                 9,258                    9,492                     9,875
06/12                10,024                   10,312                    10,812
12/12                10,104                   10,418                    11,455
06/13                11,515                   11,905                    13,038
12/13                12,401                   12,853                    15,164
06/14                13,677                   14,217                    16,247
12/14                14,008                   14,595                    17,241
06/15                13,584                   14,183                    17,453
12/15                14,391                   15,058                    17,479
06/16                16,509                   17,326                    18,150
12/16                17,372                   18,270                    19,572
06/17                17,879                   18,855                    21,400

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            171              0              0            0
01/01/13 - 12/31/13            171              0              0            0
01/01/14 - 12/31/14            190              0              0            0
01/01/15 - 12/31/15            151              0              0            0
01/01/16 - 12/31/16            161              0              0            0
01/01/17 - 06/30/17             83              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             79              0              0            0
01/01/13 - 12/31/13             81              0              0            0
01/01/14 - 12/31/14             62              0              0            0
01/01/15 - 12/31/15            101              0              0            0
01/01/16 - 12/31/16             91              0              0            0
01/01/17 - 06/30/17             42              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX(R) Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX(R) Global Composite Index. The IPOX(R) Global Composite Index is reconstituted regularly with IPOs being added to the IPOX(R) Global Composite Index at their sixth trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX(R) Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reaching 1,000 days in the Index automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (4/12/06)      Ended      Ended      (4/12/06)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    10.69%     18.89%     18.01%      10.22%       11.16%      128.88%    164.57%      227.67%
Market Value                           10.53%     18.84%     18.04%      10.22%       11.16%      129.17%    164.53%      227.62%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                 10.96%     19.49%     18.68%      10.88%       11.83%      135.47%    180.80%      250.46%
S&P 500(R) Index                        9.34%     17.90%     14.63%       7.18%        8.07%       97.92%    100.08%      138.88%
Russell 3000(R) Index                   8.93%     18.51%     14.58%       7.26%        8.07%       97.53%    101.46%      138.76%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       24.15%
Health Care                                  21.16
Consumer Discretionary                       16.22
Consumer Staples                             14.26
Industrials                                   7.63
Financials                                    6.70
Materials                                     3.51
Real Estate                                   2.91
Energy                                        2.44
Telecommunication Services                    0.69
Utilities                                     0.33
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
AbbVie, Inc.                                 10.42%
Kraft Heinz (The) Co.                         9.33
PayPal Holdings, Inc.                         5.85
Shire PLC, ADR                                4.54
Restaurant Brands International, Inc.         2.63
Hewlett Packard Enterprise Co.                2.47
Tyson Foods, Inc., Class A                    2.22
Synchrony Financial                           2.20
Fortive Corp.                                 1.99
DXC Technology Co.                            1.98
                                            -------
   Total                                     43.63%
                                            =======

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   DECEMBER 31, 2006 - JUNE 30, 2017
               First Trust
                US Equity                IPOX(R)-100             S&P 500(R)             Russell 3000(R)
            Opportunities ETF            U.S. Index                Index                     Index
12/06            $10,000                   $10,000                $10,000                   $10,000
06/07             11,158                    11,190                 11,939                    10,711
12/07             11,452                    11,515                 11,776                    10,513
06/08             10,616                    10,705                 10,373                     9,351
12/08              6,427                     6,496                  7,419                     6,591
06/09              7,286                     7,396                  7,654                     6,868
12/09              9,315                     9,482                  9,382                     8,459
06/10              8,763                     8,948                  8,758                     7,947
12/10             11,018                    11,291                 10,796                     9,891
06/11             12,109                    12,452                 11,446                    10,519
12/11             11,359                    11,719                 11,023                     9,992
06/12             12,897                    13,346                 12,069                    10,923
12/12             14,768                    15,325                 12,788                    11,632
06/13             17,248                    17,943                 14,555                    13,267
12/13             21,855                    22,816                 16,929                    15,534
06/14             23,300                    24,402                 18,137                    16,612
12/14             24,458                    25,690                 19,247                    17,484
06/15             26,571                    27,992                 19,484                    17,823
12/15             24,993                    26,408                 19,513                    17,568
06/16             24,831                    26,297                 20,262                    18,204
12/16             26,668                    28,319                 19,572                    19,810
06/17             29,519                    31,423                 21,400                    21,579

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            149              2              0            0
01/01/13 - 12/31/13            220              0              0            0
01/01/14 - 12/31/14            158              0              0            0
01/01/15 - 12/31/15            172              0              0            0
01/01/16 - 12/31/16            118              0              0            0
01/01/17 - 06/30/17             85              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             97              2              0            0
01/01/13 - 12/31/13             32              0              0            0
01/01/14 - 12/31/14             94              0              0            0
01/01/15 - 12/31/15             80              0              0            0
01/01/16 - 12/31/16            134              0              0            0
01/01/17 - 06/30/17             40              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (6/19/06)      Ended      Ended      (6/19/06)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    25.38%     27.32%     21.09%      16.91%       17.23%      160.31%    377.12%      477.56%
Market Value                           25.25%     27.30%     21.09%      16.91%       17.23%      160.30%    377.00%      477.40%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)      25.69%     27.96%     21.61%      17.54%       17.86%      166.00%    403.18%      512.82%
S&P Composite 1500(R) Health Care
   Index                               16.47%     13.41%     18.21%      10.96%       11.65%      130.81%    182.86%      237.16%
NASDAQ(R) Biotechnology Index          17.34%     21.04%     19.52%      15.28%       14.91%      143.88%    314.41%      363.17%
S&P 500(R) Index                        9.34%     17.90%     14.63%       7.18%        8.55%       97.92%    100.08%      147.26%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION              LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                80.15%
Life Sciences Tools & Services               16.65
Pharmaceuticals                               3.20
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Alnylam Pharmaceuticals, Inc.                 4.84%
Myriad Genetics, Inc.                         4.41
Regeneron Pharmaceuticals, Inc.               3.98
Kite Pharma, Inc.                             3.92
Juno Therapeutics, Inc.                       3.78
Intrexon Corp.                                3.59
QIAGEN N.V.                                   3.51
Bio-Techne Corp.                              3.47
Ionis Pharmaceuticals, Inc.                   3.46
Charles River Laboratories
   International, Inc.                        3.42
                                            -------
   Total                                     38.38%
                                            =======

-----------------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             DECEMBER 31, 2006 - JUNE 30, 2017

           First Trust
            NYSE Arca              NYSE Arca
          Biotechnology          Biotechnology              NASDAQ(R)               S&P 500(R)           S&P Composite 1500
           Index Fund              Index(SM)           Biotechnology Index            Index              Health Care Index
12/06        $10,000                $10,000                  $10,000                 $10,000                  $10,000
06/07         10,280                 10,308                   10,056                  10,696                   10,648
12/07         10,365                 10,428                   10,464                  10,549                   10,802
06/08          9,690                  9,781                    9,947                   9,292                    9,463
12/08          8,465                  8,580                    9,150                   6,646                    8,235
06/09          9,105                  9,243                    9,411                   6,856                    8,312
12/09         12,264                 12,491                   10,600                   8,405                    9,944
06/10         13,273                 13,564                   10,061                   7,846                    9,222
12/10         16,788                 17,205                   12,216                   9,672                   10,461
06/11         18,838                 19,366                   13,968                  10,254                   11,945
12/11         14,042                 14,470                   13,692                   9,876                   11,704
06/12         18,842                 19,478                   17,090                  10,813                   13,049
12/12         19,788                 20,510                   18,113                  11,456                   13,853
06/13         24,978                 25,947                   22,982                  13,039                   16,708
12/13         29,701                 30,929                   30,063                  15,166                   19,697
06/14         35,374                 36,877                   34,125                  16,249                   21,706
12/14         43,850                 45,750                   40,406                  17,243                   24,580
06/15         53,357                 55,760                   49,211                  17,455                   27,087
12/15         48,656                 50,959                   45,160                  17,481                   26,402
06/16         38,526                 40,472                   34,435                  18,152                   26,555
12/16         39,120                 41,267                   35,515                  19,572                   25,860
06/17         49,049                 51,868                   41,668                  21,400                   30,119

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            121              0              0            0
01/01/13 - 12/31/13            204              0              0            0
01/01/14 - 12/31/14            183              0              0            0
01/01/15 - 12/31/15            159              0              0            0
01/01/16 - 12/31/16            129              1              0            0
01/01/17 - 06/30/17             56              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            128              1              0            0
01/01/13 - 12/31/13             48              0              0            0
01/01/14 - 12/31/14             69              0              0            0
01/01/15 - 12/31/15             93              0              0            0
01/01/16 - 12/31/16            122              0              0            0
01/01/17 - 06/30/17             69              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years     10 Years    Inception
                                       Ended       Ended      Ended     Ended       (6/19/06)     Ended       Ended      (6/19/06)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17     6/30/17    to 6/30/17
FUND PERFORMANCE
NAV                                    18.72%     31.37%     21.81%     13.87%        15.19%      168.13%    266.63%       375.70%
Market Value                           18.65%     31.28%     21.83%     13.87%        15.19%      168.40%    266.59%       375.65%

INDEX PERFORMANCE
Dow Jones Internet Composite
   Index(SM)                           19.04%     32.06%     22.45%     14.49%        15.81%      175.25%    286.92%       404.71%
S&P 500(R) Index                        9.34%     17.90%     14.63%      7.18%         8.55%       97.92%    100.08%       147.26%
S&P Composite 1500(R) Information
   Technology Index                    16.62%     33.78%     17.17%     10.55%        11.93%      120.81%    172.67%       246.73%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       69.08%
Consumer Discretionary                       19.63
Financials                                    5.50
Health Care                                   3.52
Telecommunication Services                    2.27
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                              8.34%
Facebook, Inc., Class A                       8.21
PayPal Holdings, Inc.                         5.00
Netflix, Inc.                                 4.87
salesforce.com, Inc.                          4.79
Alphabet, Inc., Class A                       4.74
Alphabet, Inc., Class C                       4.65
eBay, Inc.                                    4.04
Expedia, Inc.                                 3.28
TD Ameritrade Holding Corp.                   2.79
                                            -------
   Total                                     50.71%
                                            =======

-----------------------------
Dow Jones and Dow Jones Internet Composite Index(SM) are products of S&P Dow Jones Indices ("SPDJI") and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                DECEMBER 31, 2006 - JUNE 30, 2017

              First Trust                Dow Jones                                S&P Composite
               Dow Jones             Internet Composite        S&P 500(R)        1500 Information
          Internet Index Fund            Index(SM)               Index           Technology Index
12/06           $10,000                   $10,000               $10,000              $10,000
06/07            11,498                    11,528                10,696               10,987
12/07            11,116                    11,181                10,550               11,543
06/08             9,927                    10,010                 9,292               10,055
12/08             6,223                     6,287                 6,647                6,591
06/09             8,306                     8,417                 6,857                8,212
12/09            11,153                    11,334                 8,405               10,613
06/10            10,615                    10,801                 7,846                9,550
12/10            15,238                    15,556                 9,672               11,900
06/11            16,114                    16,491                10,254               12,193
12/11            14,362                    14,760                 9,876               12,033
06/12            15,719                    16,204                10,813               13,564
12/12            17,357                    17,953                11,456               13,808
06/13            20,183                    20,934                13,039               14,737
12/13            26,625                    27,712                15,166               17,811
06/14            26,497                    27,627                16,249               19,316
12/14            27,271                    28,486                17,243               21,186
06/15            29,886                    31,304                17,455               21,461
12/15            33,206                    34,868                17,481               22,371
06/16            32,084                    33,773                18,152               22,384
12/16            35,501                    37,464                19,572               25,686
06/17            42,147                    44,597                21,399               29,947

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            122              0              0            0
01/01/13 - 12/31/13            200              0              0            0
01/01/14 - 12/31/14            148              0              0            0
01/01/15 - 12/31/15            201              0              0            0
01/01/16 - 12/31/16            124              0              0            0
01/01/17 - 06/30/17             60              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            128              0              0            0
01/01/13 - 12/31/13             52              0              0            0
01/01/14 - 12/31/14            104              0              0            0
01/01/15 - 12/31/15             51              0              0            0
01/01/16 - 12/31/16            128              0              0            0
01/01/17 - 06/30/17             65              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(TM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) (including investment borrowings) in common stocks that comprise the Index. The Index is initially equally-weighted and is made up of the top 50 stocks out of the universe of the largest 500 U.S. companies included in the NASDAQ US Benchmark Index, ranked by one-year and three-month daily volatility. Companies with less than $1 billion in cash and short term investments, companies with long-term debt divided by market capitalization greater than 30%, and companies with return on equity less than 15% are excluded from the Index. The Index is reconstituted and rebalanced on a quarterly basis. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 11, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years   10 Years     Inception
                                       Ended       Ended      Ended      Ended       (7/6/06)      Ended      Ended       (7/6/06)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    12.39%     15.84%     16.74%      8.07%        9.48%       116.79%    117.26%      170.37%
Market Value                           12.36%     15.84%     16.74%      8.06%        9.48%       116.83%    117.05%      170.43%

INDEX PERFORMANCE
The Capital Strength Index(TM)*        12.75%     16.56%        N/A        N/A          N/A          N/A         N/A          N/A
S&P 500 Value Index**                   4.85%     15.86%     13.82%      5.25%        6.62%       91.04%      66.74%      102.20%
S&P 500(R) Index                        9.34%     17.90%     14.63%      7.18%        8.31%       97.92%     100.08%      140.42%
-----------------------------------------------------------------------------------------------------------------------------------

* On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(TM). On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

** The Fund no longer uses the S&P 500 Value Index as a comparative index for the Fund as the Advisor has determined that this index is no longer representative of the Fund's investment strategy and portfolio holdings. The S&P 500 Value Index will be represented in performance comparisons of the Fund until May 1, 2018.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       31.67%
Industrials                                  24.43
Consumer Staples                             15.65
Consumer Discretionary                       13.22
Health Care                                  10.80
Financials                                    4.23
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
C. R. Bard, Inc.                              2.41%
McDonald's Corp.                              2.21
Baxter International, Inc.                    2.21
Oracle Corp.                                  2.17
Estee Lauder (The) Cos., Inc., Class A        2.17
S&P Global, Inc.                              2.14
Ingersoll-Rand PLC                            2.12
Boeing (The) Co.                              2.11
3M Co.                                        2.09
Johnson & Johnson                             2.09
                                            -------
   Total                                     21.72%
                                            =======

-----------------------------
"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities
(USA) LLC or one of their affiliates.

The Capital Strength Index(TM) is the trademark (the "Mark") of the Nasdaq OMX Group ("Nasdaq OMX"). The Mark is licensed for use by First Trust Portfolios L.P. The Fund has not been passed on by Nasdaq OMX as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by Nasdaq OMX. The Fund should not be construed in any way as investment advice by Nasdaq OMX. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND OR THE CAPITAL STRENGTH INDEX(TM).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 DECEMBER 31, 2006 - JUNE 30, 2017

            First Trust
              Capital             S&P 500(R)            S&P 500
            Strength ETF            Index             Value Index
12/06         $10,000              $10,000              $10,000
06/07          11,237               10,695               10,737
12/07          11,026               10,549               10,199
06/08          10,162                9,293                8,563
12/08           6,922                6,646                6,200
06/09           7,802                6,856                6,113
12/09           9,649                8,405                7,513
06/10           8,921                7,846                7,115
12/10          11,002                9,672                8,648
06/11          11,868               10,254                9,100
12/11          10,679                9,876                8,606
06/12          11,259               10,813                9,374
12/12          12,543               11,456               10,128
06/13          14,631               13,039               11,721
12/13          17,045               15,166               13,367
06/14          17,996               16,249               14,297
12/14          19,680               17,243               15,018
06/15          19,647               17,455               14,950
12/15          20,005               17,481               14,546
06/16          21,073               18,152               15,454
12/16          21,720               19,572               17,077
06/17          24,411               21,399               17,905

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            147              0              0            0
01/01/13 - 12/31/13            134              0              0            0
01/01/14 - 12/31/14            108              9              0            0
01/01/15 - 12/31/15            190              2              0            0
01/01/16 - 12/31/16            194              0              0            0
01/01/17 - 06/30/17             99              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            103              0              0            0
01/01/13 - 12/31/13            117              1              0            0
01/01/14 - 12/31/14            131              4              0            0
01/01/15 - 12/31/15             57              3              0            0
01/01/16 - 12/31/16             58              0              0            0
01/01/17 - 06/30/17             26              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line, Inc.(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (8/19/03)      Ended      Ended      (8/19/03)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    5.44%      10.85%     14.46%      8.48%        9.97%        96.47%    125.64%      273.67%
Market Value                           5.36%      10.89%     14.48%      8.49%        9.98%        96.64%    125.85%      273.80%

INDEX PERFORMANCE
Value Line(R) Dividend Index*          5.85%      11.71%     15.38%      9.34%          N/A       104.50%    144.20%          N/A
S&P 500(R) Index                       9.34%      17.90%     14.63%      7.18%        8.80%        97.92%    100.08%      221.88%
Dow Jones U.S. Select Dividend
   Index(SM)*                          6.09%      11.99%     14.54%      6.91%          N/A        97.15%     95.08%          N/A
-----------------------------------------------------------------------------------------------------------------------------------

      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2017) were 131.02% and 132.21% at NAV and Market Value, respectively. That compares to an Index return of 151.05% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2017) were 8.27% and 8.32% at NAV and Market Value, respectively. That compares to an Index return of 9.13% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVD Fund.

      * Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                    22.46%
Financials                                   16.86
Consumer Staples                             14.25
Industrials                                  12.39
Consumer Discretionary                        8.08
Health Care                                   7.91
Information Technology                        7.37
Real Estate                                   3.71
Energy                                        2.69
Materials                                     2.68
Telecommunication Services                    1.60
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Wells Fargo & Co.                             0.56%
BB&T Corp.                                    0.56
Bank of Montreal                              0.56
Kroger (The) Co.                              0.55
Caterpillar, Inc.                             0.55
Capitol Federal Financial, Inc.               0.55
Discover Financial Services                   0.55
Canadian Imperial Bank of Commerce            0.55
Bank of Hawaii Corp.                          0.55
Toronto-Dominion (The) Bank                   0.55
                                            -------
   Total                                      5.53%
                                            =======

-----------------------------
Value Line(R) is a registered trademark of Value Line, Inc. that is licensed to First Trust on behalf of the Fund. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2006 - JUNE 30, 2017

                First Trust                                                      Dow Jones
               Value Line(R)          Value Line(R)        S&P 500(R)       U.S. Select Dividend
            Dividend Index Fund       Dividend Index         Index               Index(SM)
12/06             $10,000                $10,000            $10,000               $10,000
06/07              10,269                 10,303             10,696                10,419
12/07               9,658                  9,732             10,549                 9,484
06/08               8,717                  8,812              9,293                 7,454
12/08               7,323                  7,431              6,647                 6,547
06/09               7,235                  7,364              6,857                 5,726
12/09               8,757                  8,955              8,405                 7,276
06/10               8,505                  8,728              7,846                 7,182
12/10              10,165                 10,477              9,672                 8,609
06/11              10,992                 11,375             10,254                 9,331
12/11              11,084                 11,513              9,876                 9,678
06/12              11,786                 12,302             10,813                10,311
12/12              12,323                 12,905             11,456                10,727
06/13              14,035                 14,762             13,039                12,213
12/13              15,597                 16,466             15,166                13,844
06/14              16,926                 17,951             16,249                15,209
12/14              18,084                 19,252             17,243                15,969
06/15              17,708                 18,925             17,455                15,399
12/15              18,310                 19,656             17,481                15,709
06/16              20,888                 22,522             18,152                18,152
12/16              21,962                 23,770             19,572                19,163
06/17              23,157                 25,161             21,399                20,330

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            205              0              0            0
01/01/13 - 12/31/13            238              0              0            0
01/01/14 - 12/31/14            223              0              0            0
01/01/15 - 12/31/15            179              0              0            0
01/01/16 - 12/31/16            182              0              0            0
01/01/17 - 06/30/17             85              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             44              1              0            0
01/01/13 - 12/31/13             14              0              0            0
01/01/14 - 12/31/14             29              0              0            0
01/01/15 - 12/31/15             73              0              0            0
01/01/16 - 12/31/16             70              0              0            0
01/01/17 - 06/30/17             40              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (6/12/03)      Ended      Ended      (6/12/03)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    -0.99%      5.42%     11.61%      2.88%        5.68%       73.15%      32.84%      117.29%
Market Value                           -1.03%      5.42%     11.62%      2.89%        5.68%       73.29%      32.92%      117.29%

INDEX PERFORMANCE
Value Line(R) 100 Index*               -0.28%      6.82%     12.72%      3.81%          N/A       81.94%      45.40%          N/A
Russell 3000(R) Index                   8.93%     18.51%     14.58%      7.26%        9.04%       97.53%     101.46%      237.19%
-----------------------------------------------------------------------------------------------------------------------------------

      On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (June 15, 2007) through period end (June 30, 2017) were 31.89% and 31.90% at NAV and Market Value, respectively. That compares to an Index return of 44.37% for the same period. The average annual total returns for the period from the reorganization date (June 15, 2007) through period end (June 30, 2017) were 2.80% and 2.80% at NAV and Market Value, respectively. That compares to an Index return of 3.72% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVL Fund.

      * Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                       33.50%
Information Technology                       19.25
Industrials                                  17.80
Health Care                                   9.52
Financials                                    6.32
Utilities                                     6.06
Materials                                     5.38
Real Estate                                   1.10
Telecommunication Services                    1.07
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Winnebago Industries, Inc.                    1.33%
Dana, Inc.                                    1.23
AK Steel Holding Corp.                        1.18
Brunswick Corp.                               1.15
Cambrex Corp.                                 1.14
Gentherm, Inc.                                1.13
Owens Corning                                 1.12
American Woodmark Corp.                       1.11
Steel Dynamics, Inc.                          1.11
CBRE Group, Inc., Class A                     1.10
                                            -------
   Total                                     11.60%
                                            =======

-----------------------------
Value Line(R) is a registered trademark of Value Line, Inc. that is licensed to First Trust on behalf of the Fund. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2006 - JUNE 30, 2017

                First Trust
             Value Line(R) 100        Russell 3000(R)
            Exchange-Traded Fund           Index
12/06             $10,000                 $10,000
06/07              11,168                  10,711
12/07              11,991                  10,514
06/08              10,967                   9,352
12/08               6,200                   6,591
06/09               5,959                   6,867
12/09               6,990                   8,458
06/10               6,930                   7,946
12/10               9,053                   9,889
06/11               9,566                  10,517
12/11               8,336                   9,990
06/12               8,569                  10,921
12/12               9,047                  11,630
06/13              10,395                  13,265
12/13              12,615                  15,532
06/14              13,980                  16,610
12/14              14,046                  17,482
06/15              14,418                  17,821
12/15              13,606                  17,565
06/16              14,074                  18,201
12/16              14,985                  19,810
06/17              14,844                  21,569

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             73              0              0            0
01/01/13 - 12/31/13            100              0              0            0
01/01/14 - 12/31/14            165              0              0            0
01/01/15 - 12/31/15            130              0              0            0
01/01/16 - 12/31/16            140              1              0            0
01/01/17 - 06/30/17             88              1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            177              0              0            0
01/01/13 - 12/31/13            152              0              0            0
01/01/14 - 12/31/14             87              0              0            0
01/01/15 - 12/31/15            122              0              0            0
01/01/16 - 12/31/16            111              0              0            0
01/01/17 - 06/30/17             36              0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2017 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2017      JUNE 30, 2017       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00           $1,006.20            0.60%              $2.98
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00           $1,029.20            0.45%              $2.26
Hypothetical (5% return before expenses)             $1,000.00           $1,022.56            0.45%              $2.26

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00           $1,106.90            0.60%              $3.13
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00           $1,253.80            0.57%              $3.19
Hypothetical (5% return before expenses)             $1,000.00           $1,021.97            0.57%              $2.86

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00           $1,187.20            0.53%              $2.87
Hypothetical (5% return before expenses)             $1,000.00           $1,022.17            0.53%              $2.66

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00           $1,123.90            0.60%              $3.16
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST EXCHANGE-TRADED FUND

JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2017      JUNE 30, 2017       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00           $1,054.40            0.70%              $3.57
Hypothetical (5% return before expenses)             $1,000.00           $1,021.32            0.70%              $3.51

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED
   FUND (FVL)
Actual                                               $1,000.00           $  990.10            0.70%              $3.45
Hypothetical (5% return before expenses)             $1,000.00           $1,021.32            0.70%              $3.51

(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2017 through June 30, 2017), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 1.0%
       3,941 National Presto Industries, Inc.  $      435,480
       7,390 Sparton Corp. (a)                        162,506
       8,686 Vectrus, Inc. (a)                        280,732
                                               --------------
                                                      878,718
                                               --------------
             AUTO COMPONENTS -- 2.0%
      18,119 Horizon Global Corp. (a)                 260,189
      39,924 Modine Manufacturing Co. (a)             660,742
      21,090 Stoneridge, Inc. (a)                     324,997
       2,926 Strattec Security Corp.                  103,580
      16,335 Tower International, Inc.                366,721
                                               --------------
                                                    1,716,229
                                               --------------
             AUTOMOBILES -- 0.9%
      21,152 Winnebago Industries, Inc.               740,320
                                               --------------
             BANKS -- 31.2%
       4,837 ACNB Corp.                               147,528
       9,176 Allegiance Bancshares, Inc. (a)          351,441
       6,474 American National Bankshares, Inc.       239,214
       4,412 Bank of Marin Bancorp                    271,559
       4,697 Bankwell Financial Group, Inc.           146,687
      12,270 Bar Harbor Bankshares                    378,161
      14,757 Bridge Bancorp, Inc.                     491,408
      13,505 Bryn Mawr Bank Corp.                     573,962
       2,585 C&F Financial Corp.                      121,236
      12,367 Camden National Corp.                    530,668
       9,656 Carolina Financial Corp.                 312,082
       7,107 Central Valley Community Bancorp         157,491
       2,981 Chemung Financial Corp.                  121,863
      11,341 CNB Financial Corp.                      271,844
      29,613 CoBiz Financial, Inc.                    515,266
       6,727 Codorus Valley Bancorp, Inc.             191,047
      13,238 Community Trust Bancorp, Inc.            579,162
      23,729 ConnectOne Bancorp, Inc.                 535,089
      12,937 CU Bancorp (a)                           467,673
      18,720 Enterprise Financial Services
                Corp.                                 763,776
       4,119 Equity Bancshares, Inc.,
                Class A (a)                           126,206
      19,636 Farmers National Banc Corp.              284,722
      17,018 Fidelity Southern Corp.                  389,031
      10,897 Financial Institutions, Inc.             324,731
      19,655 First Bancorp                            614,415
      11,933 First Community Bancshares, Inc.         326,368
      11,044 First Connecticut Bancorp, Inc.          283,279
       8,965 First Financial Corp.                    424,045
      21,530 First Foundation, Inc. (a)               353,738
      21,590 Flushing Financial Corp.                 608,622
       9,498 Franklin Financial Network,
                Inc. (a)                              391,793
       8,614 Great Southern Bancorp, Inc.             460,849
      16,901 Green Bancorp, Inc. (a)                  327,879
      13,307 Guaranty Bancorp                         361,950
      21,819 Heritage Commerce Corp.                  300,666
      23,893 Heritage Financial Corp.                 633,165
      13,594 HomeTrust Bancshares, Inc. (a)           331,694
      16,102 Horizon Bancorp                          424,288
      17,007 Independent Bank Corp.                   369,902
      32,841 Lakeland Bancorp, Inc.                   619,053
       7,018 LCNB Corp.                               140,360


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      20,835 Macatawa Bank Corp.               $      198,766
      19,349 MainSource Financial Group, Inc.         648,385
      15,676 MBT Financial Corp.                      152,057
      13,127 Mercantile Bank Corp.                    413,238
       6,620 MidWestOne Financial Group, Inc.         224,352
       4,976 MutualFirst Financial, Inc.              177,643
       8,771 National Commerce Corp. (a)              346,893
       5,510 Northrim BanCorp, Inc.                   167,504
      35,035 OFG Bancorp (b)                          350,350
       6,372 Old Line Bancshares, Inc.                179,563
       5,912 Orrstown Financial Services, Inc.        135,089
      40,228 Park Sterling Corp.                      477,909
      12,336 Peapack-Gladstone Financial Corp.        385,993
      14,566 Peoples Bancorp, Inc.                    468,006
       6,627 Premier Financial Bancorp, Inc.          136,582
       9,449 QCR Holdings, Inc.                       447,883
       6,976 Republic Bancorp, Inc., Class A          249,043
      31,839 Seacoast Banking Corp. of
                Florida (a)                           767,320
      10,109 Shore Bancshares, Inc.                   166,293
       8,601 Sierra Bancorp                           211,155
       5,169 Southern First Bancshares,
                Inc. (a)                              191,511
      14,303 Southern National Bancorp of
                Virginia, Inc.                        251,733
      14,004 Southwest Bancorp, Inc.                  357,802
      10,856 Stonegate Bank                           501,330
       6,835 Summit Financial Group, Inc.             150,370
      16,046 TriCo Bancshares                         564,017
      17,580 TriState Capital Holdings,
                Inc. (a)                              443,016
      13,134 Triumph Bancorp, Inc. (a)                322,440
      21,254 Univest Corp. of Pennsylvania            636,557
      10,805 Veritex Holdings, Inc. (a)               284,496
      11,796 Washington Trust Bancorp, Inc.           608,084
       7,727 WashingtonFirst Bankshares, Inc.         266,813
                                               --------------
                                                   26,146,106
                                               --------------
             BIOTECHNOLOGY -- 0.4%
     128,338 PDL BioPharma, Inc. (a)                  316,995
                                               --------------
             BUILDING PRODUCTS -- 1.7%
      12,606 CSW Industrials, Inc. (a)                487,222
      13,954 Insteel Industries, Inc.                 460,063
      39,400 PGT Innovations, Inc. (a)                504,320
                                               --------------
                                                    1,451,605
                                               --------------
             CAPITAL MARKETS -- 3.7%
      18,625 GAIN Capital Holdings, Inc.              116,034
      12,022 INTL FCStone, Inc. (a)                   453,951
      11,984 Manning & Napier, Inc.                    52,130
      19,145 Moelis & Co., Class A                    743,783
      11,280 Piper Jaffray Cos.                       676,236
      13,435 PJT Partners, Inc., Class A              540,356
      12,315 Pzena Investment Management,
                Inc., Class A                         125,120
       6,378 Westwood Holdings Group, Inc.            361,569
                                               --------------
                                                    3,069,179
                                               --------------
             CHEMICALS -- 2.9%
       5,591 Chase Corp.                              596,560
       5,838 Core Molding Technologies,
                Inc. (a)                              126,159


                        See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS (CONTINUED)
       7,620 Hawkins, Inc.                     $      353,187
       5,876 KMG Chemicals, Inc.                      285,985
      33,673 OMNOVA Solutions, Inc. (a)               328,312
      34,494 Rayonier Advanced Materials, Inc.        542,245
      15,468 Trecora Resources (a)                    174,015
                                               --------------
                                                    2,406,463
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.0%
      30,351 ARC Document Solutions, Inc. (a)         126,260
      21,234 CECO Environmental Corp.                 194,928
      20,398 Ennis, Inc.                              389,602
      28,810 Hudson Technologies, Inc. (a)            243,445
      30,067 InnerWorkings, Inc. (a)                  348,777
      29,465 Kimball International, Inc.,
                Class B                               491,771
      14,701 SP Plus Corp. (a)                        449,116
       6,135 VSE Corp.                                275,952
                                               --------------
                                                    2,519,851
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.3%
      21,156 Digi International, Inc. (a)             214,733
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.9%
       6,162 IES Holdings, Inc. (a)                   111,840
      13,133 MYR Group, Inc. (a)                      407,386
       6,162 NV5 Global, Inc. (a)                     261,885
                                               --------------
                                                      781,111
                                               --------------
             CONSTRUCTION MATERIALS -- 0.1%
       1,601 United States Lime & Minerals,
                Inc.                                  125,630
                                               --------------
             CONSUMER FINANCE -- 1.9%
      18,876 Encore Capital Group, Inc. (a)           757,871
      18,690 Enova International, Inc. (a)            277,547
       7,385 Regional Management Corp. (a)            174,508
       4,765 World Acceptance Corp. (a)               356,946
                                               --------------
                                                    1,566,872
                                               --------------
             CONTAINERS & PACKAGING -- 0.5%
      17,505 Myers Industries, Inc.                   314,215
       5,016 UFP Technologies, Inc. (a)               141,953
                                               --------------
                                                      456,168
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.7%
      12,942 American Public Education,
                Inc. (a)                              306,078
      12,852 Bridgepoint Education, Inc. (a)          189,696
      51,729 Career Education Corp. (a)               496,598
      11,676 Carriage Services, Inc.                  314,785
       5,618 Collectors Universe, Inc.                139,607
                                               --------------
                                                    1,446,764
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.1%
       3,022 A-Mark Precious Metals, Inc.              49,682
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.5%
      16,726 FairPoint Communications,
                Inc. (a)                       $      261,762
      13,727 IDT Corp., Class B                       197,257
                                               --------------
                                                      459,019
                                               --------------
             ELECTRIC UTILITIES -- 0.2%
       9,219 Spark Energy, Inc., Class A (b)          173,317
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.2%
       5,512 Allied Motion Technologies, Inc.         150,036
      20,249 LSI Industries, Inc.                     183,253
       6,833 Powell Industries, Inc.                  218,588
      25,716 Thermon Group Holdings, Inc. (a)         492,976
                                               --------------
                                                    1,044,853
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.0%
       6,981 Bel Fuse, Inc., Class B                  172,431
      26,189 CTS Corp.                                565,682
      21,626 Kimball Electronics, Inc. (a)            390,349
      25,065 Novanta, Inc. (a)                        902,340
      15,164 Park Electrochemical Corp.               279,321
       9,700 Vishay Precision Group, Inc. (a)         167,810
                                               --------------
                                                    2,477,933
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.3%
       9,798 Natural Gas Services Group,
                Inc. (a)                              243,480
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 0.6%
      35,807 Armada Hoffler Properties, Inc.          463,701
                                               --------------
             FOOD & STAPLES RETAILING -- 0.4%
      15,336 Chefs' Warehouse (The), Inc. (a)         199,368
       6,057 Village Super Market, Inc.,
                Class A                               156,997
                                               --------------
                                                      356,365
                                               --------------
             FOOD PRODUCTS -- 0.9%
       1,917 Alico, Inc.                               60,002
       7,520 Farmer Brothers Co. (a)                  227,480
      17,888 Omega Protein Corp.                      320,195
       4,985 Seneca Foods Corp., Class A (a)          154,785
                                               --------------
                                                      762,462
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 1.0%
       8,443 Exactech, Inc. (a)                       251,602
       4,944 FONAR Corp. (a) (b)                      137,196
      23,468 Lantheus Holdings, Inc. (a)              414,210
                                               --------------
                                                      803,008
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.4%
       9,504 Almost Family, Inc. (a)                  585,922
       7,685 Landauer, Inc.                           401,925
      25,596 RadNet, Inc. (a)                         198,369
                                               --------------
                                                    1,186,216
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.0%
      13,420 Bojangles', Inc. (a)                     218,075


Page 24                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
      11,226 Bravo Brio Restaurant Group,
                Inc. (a)                       $       51,640
      17,355 Century Casinos, Inc. (a)                127,906
      17,398 Del Frisco's Restaurant Group,
                Inc. (a)                              280,108
      26,102 Del Taco Restaurants, Inc. (a)           358,903
      49,024 Drive Shack, Inc.                        154,426
      17,152 El Pollo Loco Holdings, Inc. (a)         237,555
       8,097 Fogo De Chao, Inc. (a)                   112,548
       7,792 Golden Entertainment, Inc. (a)           161,372
      10,146 Intrawest Resorts Holdings,
                Inc. (a)                              240,866
      17,976 Lindblad Expeditions Holdings,
                Inc. (a)                              188,748
      15,206 Marcus (The) Corp.                       459,221
       8,792 Monarch Casino & Resort, Inc. (a)        265,958
      23,727 Ruth's Hospitality Group, Inc.           516,062
                                               --------------
                                                    3,373,388
                                               --------------
             HOUSEHOLD DURABLES -- 2.4%
       8,588 AV Homes, Inc. (a)                       172,189
      26,742 Beazer Homes USA, Inc. (a)               366,900
      12,973 Century Communities, Inc. (a)            321,730
       6,737 CSS Industries, Inc.                     176,240
       5,296 Flexsteel Industries, Inc.               286,567
      11,736 Green Brick Partners, Inc. (a)           134,377
      17,495 Libbey, Inc.                             141,010
      18,832 William Lyon Homes, Class A (a)          454,605
                                               --------------
                                                    2,053,618
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.1%
       7,310 Orchids Paper Products Co. (b)            94,665
                                               --------------
             INSURANCE -- 2.2%
       8,825 Atlas Financial Holdings, Inc. (a)       131,493
       7,164 Baldwin & Lyons, Inc., Class B           175,518
       9,448 Crawford & Co., Class B                   87,866
       8,309 Donegal Group, Inc., Class A             132,113
       6,851 Global Indemnity Ltd. (a)                265,613
      10,738 Hallmark Financial Services,
                Inc. (a)                              121,017
       1,158 Investors Title Co.                      224,004
       7,703 Patriot National, Inc. (a) (b)            16,330
      23,871 State National Cos., Inc.                438,749
      14,313 United Insurance Holdings Corp.          225,144
                                               --------------
                                                    1,817,847
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.8%
      16,364 PetMed Express, Inc.                     664,378
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 0.4%
      27,204 Angie's List, Inc. (a) (b)               347,939
                                               --------------
             IT SERVICES -- 0.6%
      23,257 MoneyGram International, Inc. (a)        401,183
       5,484 NCI, Inc., Class A (a)                   115,713
                                               --------------
                                                      516,896
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             LEISURE PRODUCTS -- 1.6%
       4,691 Johnson Outdoors, Inc., Class A   $      226,153
      14,295 Malibu Boats, Inc., Class A (a)          369,812
      13,043 MCBC Holdings, Inc. (a)                  254,991
      24,484 Nautilus, Inc. (a)                       468,868
                                               --------------
                                                    1,319,824
                                               --------------
             MACHINERY -- 3.4%
       7,558 Blue Bird Corp. (a) (b)                  128,486
      16,011 Columbus McKinnon Corp.                  407,000
      19,673 Commercial Vehicle Group, Inc. (a)       166,237
      17,451 Global Brass & Copper Holdings,
                Inc.                                  533,128
      10,312 Hardinge, Inc.                           128,075
       5,264 Hurco Cos., Inc.                         182,924
       8,770 Kadant, Inc.                             659,504
       9,050 Miller Industries, Inc.                  224,892
       6,908 Park-Ohio Holdings Corp.                 263,195
       9,020 Supreme Industries, Inc., Class A        148,379
                                               --------------
                                                    2,841,820
                                               --------------
             MEDIA -- 0.8%
      20,306 Entercom Communications Corp.,
                Class A (b)                           210,167
      12,000 Reading International, Inc.,
                Class A (a)                           193,560
       8,485 Salem Media Group, Inc.                   60,243
      17,529 tronc, Inc. (a)                          225,949
                                               --------------
                                                      689,919
                                               --------------
             METALS & MINING -- 0.7%
      15,933 Materion Corp.                           595,894
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.0%
      38,638 Arbor Realty Trust, Inc.                 322,241
      22,731 Ares Commercial Real Estate Corp.        297,549
      13,167 Great Ajax Corp.                         184,074
                                               --------------
                                                      803,864
                                               --------------
             MULTI-UTILITIES -- 0.6%
      11,248 Unitil Corp.                             543,391
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.7%
      16,462 Hallador Energy Co.                      127,910
       4,497 REX American Resources Corp. (a)         434,230
                                               --------------
                                                      562,140
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.5%
      34,187 Mercer International, Inc.               393,151
                                               --------------
             PERSONAL PRODUCTS -- 0.9%
       8,938 Medifast, Inc.                           370,659
       5,335 Natural Health Trends Corp.              148,580
       6,486 Nutraceutical International Corp.        270,142
                                               --------------
                                                      789,381
                                               --------------
             PHARMACEUTICALS -- 0.8%
      41,241 SciClone Pharmaceuticals, Inc. (a)       453,651
      20,003 Sucampo Pharmaceuticals, Inc.,
                Class A (a)                           210,032
                                               --------------
                                                      663,683
                                               --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PROFESSIONAL SERVICES -- 1.7%
      43,359 CBIZ, Inc. (a)                    $      650,385
       6,836 CRA International, Inc.                  248,284
      31,845 Hill International, Inc. (a)             165,594
      23,640 Resources Connection, Inc.               323,868
                                               --------------
                                                    1,388,131
                                               --------------
             ROAD & RAIL -- 0.9%
      22,560 Celadon Group, Inc. (b)                   71,064
       9,267 Covenant Transportation Group,
                Inc., Class A (a)                     162,451
      24,138 Roadrunner Transportation
                Systems, Inc. (a)                     175,483
       5,555 USA Truck, Inc. (a)                       48,106
      26,728 YRC Worldwide, Inc. (a)                  297,215
                                               --------------
                                                      754,319
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.7%
      25,064 Rudolph Technologies, Inc. (a)           572,712
                                               --------------
             SPECIALTY RETAIL -- 1.5%
      11,354 Build-A-Bear Workshop, Inc. (a)          118,650
      15,401 Haverty Furniture Cos., Inc.             386,565
      11,670 Kirkland's, Inc. (a)                     119,968
      19,413 MarineMax, Inc. (a)                      379,524
       9,906 Shoe Carnival, Inc.                      206,837
      24,825 Stein Mart, Inc. (b)                      41,954
                                               --------------
                                                    1,253,498
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.7%
       8,541 Culp, Inc.                               277,583
       4,950 Delta Apparel, Inc. (a)                  109,791
      45,490 Iconix Brand Group, Inc. (a)             314,336
       9,784 Perry Ellis International,
                Inc. (a)                              190,397
      12,202 Unifi, Inc. (a)                          375,821
      15,056 Vera Bradley, Inc. (a)                   147,248
                                               --------------
                                                    1,415,176
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 8.4%
      33,688 Bank Mutual Corp.                        308,245
      11,295 Charter Financial Corp.                  203,310
      24,902 Dime Community Bancshares, Inc.          488,079
       7,482 ESSA Bancorp, Inc.                       110,135
       7,227 Federal Agricultural Mortgage
                Corp., Class C                        467,587
       8,088 First Defiance Financial Corp.           426,076
       4,587 Home Bancorp, Inc.                       195,039
      21,631 HomeStreet, Inc. (a)                     598,638
      12,064 Impac Mortgage Holdings, Inc. (a)        182,528
       7,418 Meta Financial Group, Inc.               660,202
      23,039 OceanFirst Financial Corp.               624,818
       4,907 Provident Financial Holdings, Inc.        94,460
       8,756 SI Financial Group, Inc.                 140,972
       4,514 Southern Missouri Bancorp, Inc.          145,622
       6,461 Territorial Bancorp, Inc.                201,518
      76,544 TrustCo Bank Corp. NY                    593,216
      39,609 United Community Financial Corp.         329,151


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      40,465 United Financial Bancorp, Inc.    $      675,361
      20,147 Waterstone Financial, Inc.               379,771
      21,110 Western New England Bancorp, Inc.        214,266
                                               --------------
                                                    7,038,994
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.2%
      12,433 CAI International, Inc. (a)              293,419
      24,958 H&E Equipment Services, Inc.             509,393
      14,855 Huttig Building Products, Inc. (a)       104,133
       2,937 Willis Lease Finance Corp. (a)            78,506
                                               --------------
                                                      985,451
                                               --------------
             WATER UTILITIES -- 0.3%
       6,127 Artesian Resources Corp., Class A        230,620
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.3%
      16,371 Spok Holdings, Inc.                      289,766
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         83,857,245
             (Cost $80,195,347)                --------------

             MONEY MARKET FUNDS -- 1.0%
     853,418 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (c) (d)                         853,418
             (Cost $853,418)                   --------------

             TOTAL INVESTMENTS -- 101.0%           84,710,663
             (Cost $81,048,765) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.0)%                (809,796)
                                               --------------
             NET ASSETS -- 100.0%              $   83,900,867
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $815,312 and the total value of the collateral held by the Fund is $853,418.

(c)   Interest rate shown reflects yield as of June 30, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,603,648 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,941,750.


Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $   83,857,245  $          --  $          --
Money Market
   Funds                  853,418             --             --
                   --------------------------------------------
Total Investments  $   84,710,663  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $     815,312
Non-cash Collateral(2)                                 (815,312)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 27

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.3%
     199,771 Boeing (The) Co.                  $   39,504,715
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.6%
     252,629 United Parcel Service, Inc.,
                Class B                            27,938,241
                                               --------------
             AUTOMOBILES -- 1.6%
   2,498,389 Ford Motor Co.                        27,956,973
                                               --------------
             BANKS -- 0.8%
     134,004 F.N.B. Corp.                           1,897,497
      51,212 Old National Bancorp                     883,407
      61,383 PacWest Bancorp                        2,866,586
       5,574 Park National Corp.                      578,135
     166,483 People's United Financial, Inc.        2,940,090
      23,643 Trustmark Corp.                          760,359
      97,051 Umpqua Holdings Corp.                  1,781,856
      42,588 United Bankshares, Inc.                1,669,450
       9,256 Westamerica Bancorporation               518,706
                                               --------------
                                                   13,896,086
                                               --------------
             BEVERAGES -- 3.9%
   1,473,803 Coca-Cola (The) Co.                   66,100,065
                                               --------------
             CAPITAL MARKETS -- 0.8%
      41,892 Federated Investors, Inc.,
                Class B                             1,183,449
     166,485 Invesco Ltd.                           5,858,607
      90,170 T. Rowe Price Group, Inc.              6,691,516
                                               --------------
                                                   13,733,572
                                               --------------
             CHEMICALS -- 0.8%
       8,467 Kronos Worldwide, Inc.                   154,269
     167,031 LyondellBasell Industries N.V.,
                Class A                            14,095,746
                                               --------------
                                                   14,250,015
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.0%
      30,458 Steelcase, Inc., Class A                 426,412
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.9%
   2,162,529 Cisco Systems, Inc.                   67,687,158
                                               --------------
             CONTAINERS & PACKAGING -- 0.7%
     166,715 International Paper Co.                9,437,736
      36,141 Sonoco Products Co.                    1,858,370
                                               --------------
                                                   11,296,106
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.2%
      81,511 H&R Block, Inc.                        2,519,505
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 14.3%
   3,664,037 AT&T, Inc.                           138,244,116
   2,388,393 Verizon Communications, Inc.         106,665,631
                                               --------------
                                                  244,909,747
                                               --------------
             ELECTRIC UTILITIES -- 6.2%
      81,307 Alliant Energy Corp.                   3,266,102
     188,330 American Electric Power Co., Inc.     13,083,285
     327,681 Duke Energy Corp.                     27,390,855
      91,493 Entergy Corp.                          7,023,918
     113,390 Eversource Energy                      6,883,907


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRIC UTILITIES (CONTINUED)
      95,691 Great Plains Energy, Inc.         $    2,801,833
      47,161 Hawaiian Electric Industries,
                Inc.                                1,527,073
      80,043 OGE Energy Corp.                       2,784,696
      14,624 Otter Tail Corp.                         579,110
     320,768 PPL Corp.                             12,400,891
     533,132 Southern (The) Co.                    25,526,360
      50,263 Westar Energy, Inc.                    2,664,944
                                               --------------
                                                  105,932,974
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.6%
     168,807 Eaton Corp. PLC                       13,138,249
     253,099 Emerson Electric Co.                  15,089,762
                                               --------------
                                                   28,228,011
                                               --------------
             FOOD PRODUCTS -- 1.4%
     205,412 Archer-Daniels-Midland Co.             8,499,949
      36,294 B&G Foods, Inc.                        1,292,066
      75,234 Flowers Foods, Inc.                    1,302,300
     225,945 General Mills, Inc.                   12,517,353
                                               --------------
                                                   23,611,668
                                               --------------
             GAS UTILITIES -- 0.0%
      10,319 Northwest Natural Gas Co.                617,592
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.0%
      23,503 Owens & Minor, Inc.                      756,562
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.0%
      19,190 Brinker International, Inc.              731,139
                                               --------------
             HOUSEHOLD DURABLES -- 0.3%
      53,148 Garmin Ltd.                            2,712,142
      22,756 Tupperware Brands Corp.                1,598,154
                                               --------------
                                                    4,310,296
                                               --------------
             HOUSEHOLD PRODUCTS -- 4.8%
     936,654 Procter & Gamble (The) Co.            81,629,396
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 5.6%
   3,559,696 General Electric Co.                  96,147,389
                                               --------------
             INSURANCE -- 1.5%
      63,994 AmTrust Financial Services, Inc.         968,869
     402,809 MetLife, Inc.                         22,130,326
     113,007 Old Republic International Corp.       2,207,027
                                               --------------
                                                   25,306,222
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 0.0%
      16,923 HSN, Inc.                                539,844
                                               --------------
             IT SERVICES -- 4.2%
     400,426 International Business Machines
                Corp.                              61,597,531
     116,904 Paychex, Inc.                          6,656,514
     203,233 Western Union (The) Co.                3,871,589
                                               --------------
                                                   72,125,634
                                               --------------
             MEDIA -- 0.1%
      16,171 Meredith Corp.                           961,366
      52,568 Regal Entertainment Group,
                Class A                             1,075,541
                                               --------------
                                                    2,036,907
                                               --------------


Page 28                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             METALS & MINING -- 0.1%
      17,718 Compass Minerals International,
                Inc.                           $    1,156,985
                                               --------------
             MULTILINE RETAIL -- 1.6%
     122,276 Kohl's Corp.                           4,728,413
     248,470 Macy's, Inc.                           5,774,443
      47,939 Nordstrom, Inc.                        2,292,922
     286,495 Target Corp.                          14,980,824
                                               --------------
                                                   27,776,602
                                               --------------
             MULTI-UTILITIES -- 3.8%
      88,467 Ameren Corp.                           4,836,491
      25,039 Avista Corp.                           1,063,156
     191,905 CenterPoint Energy, Inc.               5,254,359
     118,595 Consolidated Edison, Inc.              9,584,848
     278,241 Dominion Energy, Inc.                 21,321,608
      19,225 NorthWestern Corp.                     1,173,109
     230,031 Public Service Enterprise Group,
                Inc.                                9,893,633
      60,077 SCANA Corp.                            4,025,760
     122,060 WEC Energy Group, Inc.                 7,492,043
                                               --------------
                                                   64,645,007
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 15.7%
     929,552 Chevron Corp.                         96,980,160
   1,901,026 Exxon Mobil Corp.                    153,469,829
     114,676 HollyFrontier Corp.                    3,150,150
     236,895 Valero Energy Corp.                   15,980,937
                                               --------------
                                                  269,581,076
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
      33,706 Domtar Corp.                           1,294,984
                                               --------------
             PHARMACEUTICALS -- 5.5%
   2,813,398 Pfizer, Inc.                          94,502,039
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 5.6%
     123,259 Cypress Semiconductor Corp.            1,682,485
   1,668,327 Intel Corp.                           56,289,353
     690,085 QUALCOMM, Inc.                        38,106,494
                                               --------------
                                                   96,078,332
                                               --------------
             SOFTWARE -- 0.2%
     117,608 CA, Inc.                               4,053,948
                                               --------------
             SPECIALTY RETAIL -- 1.1%
      88,236 American Eagle Outfitters, Inc.        1,063,244
      53,805 Chico's FAS, Inc.                        506,843
      38,222 DSW, Inc., Class A                       676,529
      82,307 GameStop Corp., Class A                1,778,654
     107,850 Gap (The), Inc.                        2,371,622
     133,190 L Brands, Inc.                         7,177,609
     403,389 Staples, Inc.                          4,062,127
      32,017 Williams-Sonoma, Inc.                  1,552,825
                                               --------------
                                                   19,189,453
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.5%
     210,320 Seagate Technology PLC            $    8,149,900
      22,336 Xerox Corp.                              641,713
                                               --------------
                                                    8,791,613
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.4%
     118,233 VF Corp.                               6,810,221
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.1%
      50,543 Northwest Bancshares, Inc.               788,976
      22,609 Provident Financial Services,
                Inc.                                  573,817
                                               --------------
                                                    1,362,793
                                               --------------
             TOBACCO -- 8.6%
     734,669 Altria Group, Inc.                    54,710,800
     622,633 Philip Morris International, Inc.     73,128,246
     293,917 Reynolds American, Inc.               19,116,362
                                               --------------
                                                  146,955,408
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.0%
      31,108 Aircastle Ltd.                           676,599
                                               --------------

             TOTAL INVESTMENTS -- 99.9%         1,715,067,289
             (Cost $1,642,583,573) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 1,305,421
                                               --------------
             NET ASSETS -- 100.0%              $1,716,372,710
                                               ==============

(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $100,861,094 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $28,377,378.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $1,715,067,289  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


                        See Notes to Financial Statements                Page 29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AIRLINES -- 1.0%
      94,272 Alaska Air Group, Inc.            $    8,461,855
                                               --------------
             AUTO COMPONENTS -- 0.5%
      71,461 Adient PLC                             4,672,120
                                               --------------
             AUTOMOBILES -- 1.9%
   1,484,398 Fiat Chrysler Automobiles
                N.V. (a) (b)                       15,779,151
                                               --------------
             BANKS -- 1.6%
     386,344 Citizens Financial Group, Inc.        13,784,754
                                               --------------
             BIOTECHNOLOGY -- 16.1%
   1,207,641 AbbVie, Inc.                          87,566,049
      82,496 Bioverativ, Inc. (b)                   4,963,784
      43,128 Kite Pharma, Inc. (b)                  4,471,080
     230,777 Shire PLC, ADR                        38,140,515
                                               --------------
                                                  135,141,428
                                               --------------
             BUILDING PRODUCTS -- 1.0%
      72,677 Allegion PLC                           5,895,558
      80,078 JELD-WEN Holding, Inc. (b)             2,599,332
                                               --------------
                                                    8,494,890
                                               --------------
             CAPITAL MARKETS -- 1.2%
      85,455 CBOE Holdings, Inc.                    7,810,587
      65,730 Moelis & Co., Class A                  2,553,610
                                               --------------
                                                   10,364,197
                                               --------------
             CHEMICALS -- 2.0%
     184,652 Axalta Coating Systems Ltd. (b)        5,916,250
     140,691 Chemours (The) Co.                     5,335,003
      32,141 Ingevity Corp. (b)                     1,844,893
     155,996 Valvoline, Inc.                        3,700,225
                                               --------------
                                                   16,796,371
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.2%
      67,321 Advanced Disposal Services,
                Inc. (b)                            1,530,206
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 2.0%
      54,922 Arista Networks, Inc. (b)              8,226,766
     147,121 CommScope Holding Co., Inc. (b)        5,595,012
      46,638 Lumentum Holdings, Inc. (b)            2,660,698
                                               --------------
                                                   16,482,476
                                               --------------
             CONSTRUCTION MATERIALS -- 0.3%
      84,879 Summit Materials, Inc.,
                Class A (b)                         2,450,457
                                               --------------
             CONSUMER FINANCE -- 3.4%
     350,228 Ally Financial, Inc.                   7,319,765
     103,192 OneMain Holdings, Inc. (b)             2,537,491
     618,559 Synchrony Financial                   18,445,430
                                               --------------
                                                   28,302,686
                                               --------------
             CONTAINERS & PACKAGING -- 0.7%
      98,769 Berry Global Group, Inc. (b)           5,630,821
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.7%
     128,441 Laureate Education, Inc.,
                Class A (b)                    $    2,251,571
     102,228 ServiceMaster Global Holdings,
                Inc. (b)                            4,006,315
                                               --------------
                                                    6,257,886
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.7%
     187,437 Zayo Group Holdings, Inc. (b)          5,791,803
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.5%
     119,812 CDW Corp.                              7,491,844
     141,379 Keysight Technologies, Inc. (b)        5,503,885
                                               --------------
                                                   12,995,729
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.9%
     419,968 Colony NorthStar, Inc., Class A        5,917,349
     158,794 Gaming and Leisure Properties,
                Inc.                                5,981,770
     164,539 MGM Growth Properties LLC,
                Class A (a)                         4,802,894
     163,855 Park Hotels & Resorts, Inc.            4,417,531
     133,817 Uniti Group, Inc.                      3,364,159
                                               --------------
                                                   24,483,703
                                               --------------
             FOOD & STAPLES RETAILING -- 0.8%
      79,125 Performance Food Group Co. (b)         2,168,025
     169,439 US Foods Holding Corp. (b)             4,612,130
                                               --------------
                                                    6,780,155
                                               --------------
             FOOD PRODUCTS -- 13.2%
     150,110 Blue Buffalo Pet Products,
                Inc. (b)                            3,424,009
     915,676 Kraft Heinz (The) Co.                 78,418,493
     111,407 Lamb Weston Holdings, Inc.             4,906,364
      90,515 Pinnacle Foods, Inc.                   5,376,591
     297,532 Tyson Foods, Inc., Class A            18,634,429
                                               --------------
                                                  110,759,886
                                               --------------
             GAS UTILITIES -- 0.3%
      39,993 ONE Gas, Inc.                          2,791,911
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.7%
      45,741 HealthEquity, Inc. (b)                 2,279,274
     106,057 Premier, Inc., Class A (b)             3,818,052
                                               --------------
                                                    6,097,326
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.1%
      70,044 Cotiviti Holdings, Inc. (b)            2,601,434
     106,589 Veeva Systems, Inc., Class A (b)       6,534,972
                                               --------------
                                                    9,136,406
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 6.4%
     186,185 Aramark                                7,629,861
     105,916 Caesars Acquisition Co.,
                Class A (b)                         2,017,700
      31,635 Dave & Buster's Entertainment,
                Inc. (b)                            2,104,044
      75,570 Hilton Grand Vacations, Inc. (b)       2,725,054


Page 30                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
     248,064 Hilton Worldwide Holdings, Inc.   $   15,342,759
      75,012 Planet Fitness, Inc., Class A          1,750,780
     352,741 Restaurant Brands International,
                Inc. (a)                           22,060,422
                                               --------------
                                                   53,630,620
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.3%
      47,159 Energizer Holdings, Inc.               2,264,575
                                               --------------
             INSURANCE -- 0.4%
      77,554 Athene Holding, Ltd., Class A (b)      3,847,454
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 0.6%
      66,069 Wayfair, Inc., Class A (a) (b)         5,079,385
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 4.1%
     101,266 Box, Inc., Class A (b)                 1,847,092
     129,616 GoDaddy, Inc., Class A (b)             5,498,311
      65,747 GrubHub, Inc. (b)                      2,866,569
      40,136 LogMeIn, Inc.                          4,194,212
     197,048 Match Group, Inc. (a) (b)              3,424,694
     557,409 Twitter, Inc. (b)                      9,960,899
     140,340 Zillow Group, Inc., Class C (b)        6,878,063
                                               --------------
                                                   34,669,840
                                               --------------
             IT SERVICES -- 11.3%
     117,972 Black Knight Financial Services,
                Inc., Class A (b)                   4,830,954
     216,313 DXC Technology Co.                    16,595,533
     700,959 First Data Corp., Class A (b)         12,757,454
     916,202 PayPal Holdings, Inc. (b)             49,172,561
     212,100 Sabre Corp.                            4,617,417
     285,331 Square, Inc., Class A (b)              6,693,865
                                               --------------
                                                   94,667,784
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.9%
      41,264 INC Research Holdings, Inc.,
                Class A (b)                         2,413,944
      47,647 PRA Health Sciences, Inc. (b)          3,574,002
     164,608 Quintiles IMS Holdings, Inc. (b)      14,732,416
     100,443 VWR Corp. (b)                          3,315,623
                                               --------------
                                                   24,035,985
                                               --------------
             MACHINERY -- 2.4%
     264,358 Fortive Corp.                         16,747,079
     144,708 Gardner Denver Holdings, Inc. (b)      3,127,140
                                               --------------
                                                   19,874,219
                                               --------------
             MEDIA -- 4.9%
       4,364 Cable One, Inc.                        3,102,368
     138,673 Liberty Broadband Corp.,
                Class A (b)                        11,896,757
     163,903 Liberty Media Corp-Liberty
                Formula One, Class A (a) (b)        5,741,522
     256,025 Liberty Media Corp-Liberty
                SiriusXM, Class A (b)              10,747,929


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA (CONTINUED)
      17,958 Madison Square Garden (The) Co.,
                Class A (b)                    $    3,535,930
     443,750 News Corp., Class A                    6,079,375
                                               --------------
                                                   41,103,881
                                               --------------
             METALS & MINING -- 0.5%
     140,519 Alcoa Corp.                            4,587,945
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.4%
     240,592 Antero Resources Corp. (b)             5,199,193
     176,719 Cheniere Energy Partners LP
                Holdings LLC                        4,750,207
     239,750 Parsley Energy, Inc., Class A (b)      6,653,063
     120,960 RSP Permian, Inc. (b)                  3,903,379
                                               --------------
                                                   20,505,842
                                               --------------
             PHARMACEUTICALS -- 0.4%
      95,307 Catalent, Inc. (b)                     3,345,276
                                               --------------
             PROFESSIONAL SERVICES -- 2.3%
     310,322 IHS Markit Ltd. (b)                   13,666,581
     138,012 TransUnion (b)                         5,977,300
                                               --------------
                                                   19,643,881
                                               --------------
             ROAD & RAIL -- 0.4%
     134,876 Schneider National, Inc.,
                Class B (a)                         3,017,176
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.3%
      82,955 Versum Materials, Inc.                 2,696,038
                                               --------------
             SOFTWARE -- 2.4%
     110,741 CDK Global, Inc.                       6,872,586
      45,326 Paycom Software, Inc. (b)              3,100,752
     599,547 Snap, Inc., Class A (a) (b)           10,653,950
                                               --------------
                                                   20,627,288
                                               --------------
             SPECIALTY RETAIL -- 1.2%
      53,254 Burlington Stores, Inc. (b)            4,898,835
      71,575 Floor & Decor Holdings, Inc.,
                Class A (a) (b)                     2,810,035
      28,047 Murphy USA, Inc. (b)                   2,078,563
                                               --------------
                                                    9,787,433
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.5%
   1,252,838 Hewlett Packard Enterprise Co.        20,784,582
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.4%
     106,927 Univar, Inc. (b)                       3,122,268
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         840,277,689
             (Cost $737,574,811)               --------------

             MONEY MARKET FUNDS -- 3.3%
  27,345,192 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (c) (d)                      27,345,192
             (Cost $27,345,192)                --------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

             DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 103.2%       $  867,622,881
             (Cost $764,920,003) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.2)%             (26,716,753)
                                               --------------
             NET ASSETS -- 100.0%              $  840,906,128
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $26,836,376 and the total value of the collateral held by the Fund is $27,345,192.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $116,142,264 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,439,386.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $  840,277,689  $          --  $          --
Money Market
   Funds               27,345,192             --             --
                   --------------------------------------------
Total Investments  $  867,622,881  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $  26,836,376
Non-cash Collateral(2)                              (26,836,376)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 32                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 80.1%
     962,638 ACADIA Pharmaceuticals,
                Inc. (a)                       $   26,847,974
     659,925 Agios Pharmaceuticals, Inc. (a)       33,953,141
     265,388 Alexion Pharmaceuticals, Inc. (a)     32,289,758
     547,946 Alkermes PLC (a)                      31,764,430
     626,331 Alnylam Pharmaceuticals, Inc. (a)     49,956,161
     193,348 Amgen, Inc.                           33,300,326
     113,472 Biogen, Inc. (a)                      30,791,762
     350,491 BioMarin Pharmaceutical, Inc. (a)     31,831,593
     253,443 Celgene Corp. (a)                     32,914,642
     470,308 Gilead Sciences, Inc.                 33,288,400
   1,553,885 Grifols S.A., ADR                     32,833,590
     251,951 Incyte Corp. (a)                      31,723,150
     287,411 Intercept Pharmaceuticals,
                Inc. (a) (b)                       34,796,850
   1,537,088 Intrexon Corp. (a) (b)                37,028,450
     700,611 Ionis Pharmaceuticals,
                Inc. (a) (b)                       35,640,082
   1,303,053 Juno Therapeutics, Inc. (a) (b)       38,948,254
     390,058 Kite Pharma, Inc. (a) (b)             40,437,313
   1,760,297 Myriad Genetics, Inc. (a)             45,486,074
     606,549 Neurocrine Biosciences, Inc. (a)      27,901,254
      83,611 Regeneron Pharmaceuticals,
                Inc. (a)                           41,064,707
     474,414 Seattle Genetics, Inc. (a)            24,546,180
     511,740 Ultragenyx Pharmaceutical,
                Inc. (a)                           31,784,171
     256,431 United Therapeutics Corp. (a)         33,266,794
     265,761 Vertex Pharmaceuticals, Inc. (a)      34,248,620
                                               --------------
                                                  826,643,676
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 16.7%
     304,582 Bio-Techne Corp.                      35,788,385
     348,998 Charles River Laboratories
                International, Inc. (a)            35,301,148
     176,924 Illumina, Inc. (a)                    30,699,852
   1,080,590 QIAGEN N.V.                           36,232,183
     376,994 Quintiles IMS Holdings, Inc. (a)      33,740,963
                                               --------------
                                                  171,762,531
                                               --------------
             PHARMACEUTICALS -- 3.2%
   1,687,512 Nektar Therapeutics (a)               32,990,859
                                               --------------
             TOTAL COMMON STOCKS --
                100.0%                          1,031,397,066
             (Cost $1,007,851,183)             --------------

             MONEY MARKET FUNDS -- 10.9%
 111,923,058 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (c) (d)                     111,923,058
             (Cost $111,923,058)               --------------

             TOTAL INVESTMENTS -- 110.9%        1,143,320,124
             (Cost $1,119,774,241) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (10.9)%           (111,940,048)
                                               --------------
             NET ASSETS -- 100.0%              $1,031,380,076
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $108,729,205 and the total value of the collateral held by the Fund is $111,923,058.

(c)   Interest rate shown reflects yield as of June 30, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $118,083,420 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $94,537,537.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $1,031,397,066  $          --  $          --
Money Market
   Funds              111,923,058             --             --
                   --------------------------------------------
Total Investments  $1,143,320,124  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30 2017.


                        See Notes to Financial Statements                Page 33

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $ 108,729,205
Non-cash Collateral(2)                             (108,729,205)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 34                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             CAPITAL MARKETS -- 5.5%
   3,169,540 E*TRADE Financial Corp. (a)       $  120,537,606
   2,890,473 TD Ameritrade Holding Corp.          124,261,434
                                               --------------
                                                  244,799,040
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 6.4%
     608,431 Arista Networks, Inc. (a)             91,136,880
   4,066,624 Juniper Networks, Inc.               113,377,477
   1,151,141 NETGEAR, Inc. (a)                     49,614,177
   4,113,269 Sonus Networks, Inc. (a)              30,602,721
                                               --------------
                                                  284,731,255
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.3%
   1,361,905 Cogent Communications Holdings,
                Inc.                               54,612,391
   7,132,384 Vonage Holdings Corp. (a)             46,645,791
                                               --------------
                                                  101,258,182
                                               --------------
             HEALTH CARE TECHNOLOGY -- 3.5%
   5,138,033 Allscripts Healthcare Solutions,
                Inc. (a)                           65,561,301
   1,487,480 Veeva Systems, Inc., Class A (a)      91,197,399
                                               --------------
                                                  156,758,700
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 19.6%
     383,430 Amazon.com, Inc. (a)                 371,160,240
     979,367 Expedia, Inc.                        145,876,714
  15,624,314 Groupon, Inc. (a)                     59,997,366
   1,450,848 Netflix, Inc. (a)                    216,771,200
   2,102,606 TripAdvisor, Inc. (a)                 80,319,549
                                               --------------
                                                  874,125,069
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 46.7%
   1,297,840 2U, Inc. (a)                          60,894,653
   2,164,573 Akamai Technologies, Inc. (a)        107,817,381
     227,151 Alphabet, Inc., Class A (a)          211,177,742
     227,732 Alphabet, Inc., Class C (a)          206,946,900
   1,993,020 Blucora, Inc. (a)                     42,252,024
   2,673,039 Box, Inc., Class A (a)                48,756,231
   1,538,235 Cornerstone OnDemand, Inc. (a)        54,991,901
   5,149,761 eBay, Inc. (a)                       179,829,654
   4,377,508 Endurance International Group
                Holdings, Inc. (a)                 36,552,192
   2,421,967 Facebook, Inc., Class A (a)          365,668,578
   1,415,413 GoDaddy, Inc., Class A (a)            60,041,819
     959,922 IAC/InterActiveCorp (a)               99,102,347
     922,361 j2 Global, Inc.                       78,483,697
     806,827 LogMeIn, Inc.                         84,313,422
   7,034,710 Pandora Media, Inc. (a) (b)           62,749,613
   2,597,805 TrueCar, Inc. (a) (b)                 51,774,254
   6,686,831 Twitter, Inc. (a)                    119,493,670
   1,124,175 VeriSign, Inc. (a) (b)               104,503,308
   2,011,166 Web.com Group, Inc. (a)               50,882,500
   1,904,278 Yelp, Inc. (a)                        57,166,426
                                               --------------
                                                2,083,398,312
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IT SERVICES -- 5.0%
   4,151,886 PayPal Holdings, Inc. (a)         $  222,831,722
                                               --------------
             SOFTWARE -- 10.9%
   3,465,254 8x8, Inc. (a)                         50,419,445
   1,500,453 Citrix Systems, Inc. (a)             119,406,050
     865,670 Ebix, Inc. (b)                        46,659,613
     839,069 HubSpot, Inc. (a)                     55,168,787
   2,463,205 salesforce.com, Inc. (a)             213,313,553
                                               --------------
                                                  484,967,448
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%       4,452,869,728
             (Cost $3,812,995,184)             --------------

             MONEY MARKET FUNDS -- 2.8%
 112,882,938 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (c) (d)                     112,882,938
  12,883,821 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.88% (c)                  12,883,821
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 2.8%                           125,766,759
             (Cost $125,766,759)               --------------

             TOTAL INVESTMENTS -- 102.7%        4,578,636,487
             (Cost $3,938,761,943) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.7)%            (121,334,966)
                                               --------------
             NET ASSETS -- 100.0%              $4,457,301,521
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $109,383,696 and the total value of the collateral held by the Fund is $112,882,938.

(c)   Interest rate shown reflects yield as of June 30, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $833,716,651 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $193,842,107.


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $4,452,869,728  $          --  $          --
Money Market
   Funds              125,766,759             --             --
                   --------------------------------------------
Total Investments  $4,578,636,487  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $ 109,383,696
Non-cash Collateral(2)                             (109,383,696)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 36                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 12.2%
      46,153 Boeing (The) Co.                  $    9,126,756
      44,062 General Dynamics Corp.                 8,728,682
      30,483 Lockheed Martin Corp.                  8,462,385
      33,797 Northrop Grumman Corp.                 8,676,028
      54,043 Raytheon Co.                           8,726,864
      72,398 United Technologies Corp.              8,840,520
                                               --------------
                                                   52,561,235
                                               --------------
             AIR FREIGHT & LOGISTICS -- 2.0%
      78,708 United Parcel Service, Inc.,
                Class B                             8,704,318
                                               --------------
             BEVERAGES -- 5.8%
     193,290 Coca-Cola (The) Co.                    8,669,056
      84,975 Dr Pepper Snapple Group, Inc.          7,742,072
      73,393 PepsiCo, Inc.                          8,476,158
                                               --------------
                                                   24,887,286
                                               --------------
             CAPITAL MARKETS -- 2.1%
      63,298 S&P Global, Inc.                       9,240,875
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.8%
     253,658 Cisco Systems, Inc.                    7,939,495
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.0%
     118,137 Amphenol Corp., Class A                8,720,873
                                               --------------
             FOOD & STAPLES RETAILING -- 3.8%
      50,720 Costco Wholesale Corp.                 8,111,650
     111,090 Wal-Mart Stores, Inc.                  8,407,291
                                               --------------
                                                   16,518,941
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 6.6%
     157,434 Baxter International, Inc.             9,531,054
      32,896 C. R. Bard, Inc.                      10,398,755
      62,624 Stryker Corp.                          8,690,959
                                               --------------
                                                   28,620,768
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.1%
      48,639 UnitedHealth Group, Inc.               9,018,643
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.1%
      62,401 McDonald's Corp.                       9,557,337
     137,355 Starbucks Corp.                        8,009,170
                                               --------------
                                                   17,566,507
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.9%
      93,940 Procter & Gamble (The) Co.             8,186,871
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.1%
      43,473 3M Co.                                 9,050,644
      65,511 Honeywell International, Inc.          8,731,961
                                               --------------
                                                   17,782,605
                                               --------------
             INSURANCE -- 2.1%
     115,820 Marsh & McLennan Cos., Inc.            9,029,327
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 6.2%
       9,692 Alphabet, Inc., Class A (a)            9,010,459


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES
                (CONTINUED)
       9,873 Alphabet, Inc., Class C (a)       $    8,971,891
      57,942 Facebook, Inc., Class A (a)            8,748,083
                                               --------------
                                                   26,730,433
                                               --------------
             IT SERVICES -- 9.8%
      69,822 Accenture PLC, Class A                 8,635,585
      81,071 Automatic Data Processing, Inc.        8,306,535
      51,908 International Business Machines
                Corp.                               7,985,008
      72,853 Mastercard, Inc., Class A              8,847,997
      91,334 Visa, Inc., Class A                    8,565,302
                                               --------------
                                                   42,340,427
                                               --------------
             MACHINERY -- 6.1%
      61,727 Illinois Tool Works, Inc.              8,842,393
     100,266 Ingersoll-Rand PLC                     9,163,310
      60,521 Stanley Black & Decker, Inc.           8,517,120
                                               --------------
                                                   26,522,823
                                               --------------
             MEDIA -- 3.7%
     100,000 Omnicom Group, Inc.                    8,290,000
      72,746 Walt Disney (The) Co.                  7,729,263
                                               --------------
                                                   16,019,263
                                               --------------
             PERSONAL PRODUCTS -- 2.2%
      97,734 Estee Lauder (The) Cos., Inc.,
                Class A                             9,380,509
                                               --------------
             PHARMACEUTICALS -- 2.1%
      68,373 Johnson & Johnson                      9,045,064
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.6%
     229,213 Intel Corp.                            7,733,647
     104,311 Texas Instruments, Inc.                8,024,645
                                               --------------
                                                   15,758,292
                                               --------------
             SOFTWARE -- 6.2%
      63,298 Adobe Systems, Inc. (a)                8,952,869
     125,378 Microsoft Corp.                        8,642,306
     187,374 Oracle Corp.                           9,394,932
                                               --------------
                                                   26,990,107
                                               --------------
             SPECIALTY RETAIL -- 5.5%
      55,500 Home Depot (The), Inc.                 8,513,700
     128,275 Ross Stores, Inc.                      7,405,316
     105,971 TJX (The) Cos., Inc.                   7,647,927
                                               --------------
                                                   23,566,943
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.9%
      58,516 Apple, Inc.                            8,427,474
                                               --------------
             TOBACCO -- 2.0%
     116,483 Altria Group, Inc.                     8,674,489
                                               --------------

             TOTAL INVESTMENTS -- 99.9%           432,233,568
             (Cost $385,008,904) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                   222,314
                                               --------------
             NET ASSETS -- 100.0%              $  432,455,882
                                               ==============


                        See Notes to Financial Statements                Page 37

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)


(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $49,491,412 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,266,748.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $  432,233,568  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


Page 38                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.6%
      99,721 Boeing (The) Co.                  $   19,719,828
      71,301 Lockheed Martin Corp.                 19,793,870
     163,637 United Technologies Corp.             19,981,714
                                               --------------
                                                   59,495,412
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.1%
     295,104 C.H. Robinson Worldwide, Inc.         20,267,743
     179,658 United Parcel Service, Inc.,
                Class B                            19,868,378
                                               --------------
                                                   40,136,121
                                               --------------
             AUTOMOBILES -- 0.5%
     189,976 Toyota Motor Corp., ADR               19,951,280
                                               --------------
             BANKS -- 6.6%
     246,184 Bank of Hawaii Corp.                  20,425,887
     280,959 Bank of Montreal                      20,633,629
     332,832 Bank of Nova Scotia (The)             20,013,188
     458,981 BB&T Corp.                            20,842,327
     251,995 Canadian Imperial Bank of
                Commerce                           20,451,914
     217,238 Cullen/Frost Bankers, Inc.            20,400,821
     193,471 Park National Corp.                   20,066,812
   1,153,438 People's United Financial, Inc.       20,369,715
     281,038 Royal Bank of Canada                  20,380,876
     405,095 Toronto-Dominion (The) Bank           20,408,686
     390,970 U.S. Bancorp                          20,299,162
     376,992 Wells Fargo & Co.                     20,889,127
                                               --------------
                                                  245,182,144
                                               --------------
             BEVERAGES -- 2.6%
     175,066 Anheuser-Busch InBev S.A/N.V.,
                ADR                                19,320,284
     438,975 Coca-Cola (The) Co.                   19,688,029
     165,913 Diageo PLC, ADR                       19,881,355
     214,619 Dr Pepper Snapple Group, Inc.         19,553,937
     170,280 PepsiCo, Inc.                         19,665,637
                                               --------------
                                                   98,109,242
                                               --------------
             BIOTECHNOLOGY -- 0.5%
     114,831 Amgen, Inc.                           19,777,343
                                               --------------
             CAPITAL MARKETS -- 2.2%
      46,951 BlackRock, Inc.                       19,832,572
     161,278 CME Group, Inc.                       20,198,457
     270,119 T. Rowe Price Group, Inc.             20,045,531
     429,992 Thomson Reuters Corp.                 19,904,329
                                               --------------
                                                   79,980,889
                                               --------------
             CHEMICALS -- 1.1%
     137,621 Air Products and Chemicals, Inc.      19,688,061
     150,084 Praxair, Inc.                         19,893,634
                                               --------------
                                                   39,581,695
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.1%
     311,311 Republic Services, Inc.               19,839,850
     271,487 Waste Management, Inc.                19,913,572
                                               --------------
                                                   39,753,422
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     618,580 Cisco Systems, Inc.               $   19,361,554
     225,556 Motorola Solutions, Inc.              19,564,727
                                               --------------
                                                   38,926,281
                                               --------------
             CONSUMER FINANCE -- 0.6%
     329,034 Discover Financial Services           20,462,624
                                               --------------
             CONTAINERS & PACKAGING -- 1.6%
     226,190 Avery Dennison Corp.                  19,988,410
     428,983 Bemis Co., Inc.                       19,840,464
     389,890 Sonoco Products Co.                   20,048,144
                                               --------------
                                                   59,877,018
                                               --------------
             DISTRIBUTORS -- 0.5%
     218,769 Genuine Parts Co.                     20,293,012
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
     522,744 AT&T, Inc.                            19,723,131
     585,524 TELUS Corp.                           20,212,289
     435,908 Verizon Communications, Inc.          19,467,651
                                               --------------
                                                   59,403,071
                                               --------------
             ELECTRIC UTILITIES -- 10.4%
     270,774 ALLETE, Inc.                          19,409,080
     478,365 Alliant Energy Corp.                  19,215,922
     277,486 American Electric Power Co., Inc.     19,276,952
     436,476 Avangrid, Inc.                        19,270,415
     230,017 Duke Energy Corp.                     19,227,121
     247,825 Edison International                  19,377,437
     376,640 El Paso Electric Co.                  19,472,288
     318,272 Eversource Energy                     19,322,293
     563,196 Fortis, Inc.                          19,796,339
     603,236 Hawaiian Electric Industries,
                Inc.                               19,532,782
     227,163 IDACORP, Inc.                         19,388,362
     138,267 NextEra Energy, Inc.                  19,375,355
     557,069 OGE Energy Corp.                      19,380,431
     487,003 Otter Tail Corp.                      19,285,319
     226,114 Pinnacle West Capital Corp.           19,255,868
     425,313 Portland General Electric Co.         19,432,551
     507,578 PPL Corp.                             19,622,966
     398,057 Southern (The) Co.                    19,058,969
     372,481 Westar Energy, Inc.                   19,748,943
     420,910 Xcel Energy, Inc.                     19,311,351
                                               --------------
                                                  387,760,744
                                               --------------
             ELECTRICAL EQUIPMENT -- 2.1%
     786,396 ABB Ltd., ADR                         19,581,260
     259,775 Eaton Corp. PLC                       20,218,288
     338,078 Emerson Electric Co.                  20,156,210
     176,573 Hubbell, Inc.                         19,982,767
                                               --------------
                                                   79,938,525
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.5%
     302,673 Schlumberger Ltd.                     19,927,990
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.7%
     102,577 AvalonBay Communities, Inc.           19,712,222
     297,041 Equity Residential                    19,554,209


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
     156,140 Federal Realty Investment Trust   $   19,734,534
   1,079,746 Kimco Realty Corp.                    19,813,339
      93,856 Public Storage                        19,571,792
     353,104 Realty Income Corp.                   19,484,279
     124,297 Simon Property Group, Inc.            20,106,283
                                               --------------
                                                  137,976,658
                                               --------------
             FOOD & STAPLES RETAILING -- 2.7%
     248,917 CVS Health Corp.                      20,027,862
     882,034 Kroger (The) Co.                      20,569,033
     399,261 Sysco Corp.                           20,094,806
     264,149 Wal-Mart Stores, Inc.                 19,990,796
     414,874 Weis Markets, Inc.                    20,212,661
                                               --------------
                                                  100,895,158
                                               --------------
             FOOD PRODUCTS -- 4.2%
     482,887 Archer-Daniels-Midland Co.            19,981,864
     370,764 Campbell Soup Co.                     19,335,342
     529,692 Conagra Brands, Inc.                  18,941,786
     355,038 General Mills, Inc.                   19,669,105
     180,840 Hershey (The) Co.                     19,416,791
     163,384 J.M. Smucker (The) Co.                19,333,229
     280,921 Kellogg Co.                           19,512,773
     224,228 Kraft Heinz (The) Co.                 19,202,886
                                               --------------
                                                  155,393,776
                                               --------------
             GAS UTILITIES -- 4.2%
     236,546 Atmos Energy Corp.                    19,621,491
     477,683 New Jersey Resources Corp.            18,964,015
     324,007 Northwest Natural Gas Co.             19,391,819
     281,078 ONE Gas, Inc.                         19,622,055
     575,884 South Jersey Industries, Inc.         19,677,956
     282,876 Spire, Inc.                           19,730,601
     401,434 UGI Corp.                             19,433,420
     239,153 WGL Holdings, Inc.                    19,952,535
                                               --------------
                                                  156,393,892
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 1.1%
     407,745 Abbott Laboratories                   19,820,484
     223,704 Medtronic PLC                         19,853,730
                                               --------------
                                                   39,674,214
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.6%
     250,957 Cardinal Health, Inc.                 19,554,570
     616,472 Owens & Minor, Inc.                   19,844,234
     417,132 Patterson Cos., Inc.                  19,584,347
                                               --------------
                                                   58,983,151
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.1%
     120,445 Cracker Barrel Old Country Store,
                Inc.                               20,144,426
     129,537 McDonald's Corp.                      19,839,887
                                               --------------
                                                   39,984,313
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOUSEHOLD DURABLES -- 0.5%
     376,781 Leggett & Platt, Inc.             $   19,792,306
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.1%
     143,161 Clorox (The) Co.                      19,074,772
     262,784 Colgate-Palmolive Co.                 19,480,178
     149,369 Kimberly-Clark Corp.                  19,285,031
     223,181 Procter & Gamble (The) Co.            19,450,224
                                               --------------
                                                   77,290,205
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.1%
      93,804 3M Co.                                19,529,055
     722,313 General Electric Co.                  19,509,674
                                               --------------
                                                   39,038,729
                                               --------------
             INSURANCE -- 6.5%
     257,295 Aflac, Inc.                           19,986,676
     350,743 Arthur J. Gallagher & Co.             20,080,037
     191,973 Assurant, Inc.                        19,905,680
     309,186 Axis Capital Holdings Ltd.            19,991,967
     277,141 Cincinnati Financial Corp.            20,078,865
     413,318 CNA Financial Corp.                   20,149,252
     161,216 Erie Indemnity Co., Class A           20,163,285
     446,443 FNF Group                             20,014,040
     229,858 Hanover Insurance Group (The),
                Inc.                               20,372,314
     363,661 Mercury General Corp.                 19,637,694
     155,862 Travelers (The) Cos., Inc.            19,721,219
     383,379 Validus Holdings Ltd.                 19,924,207
                                               --------------
                                                  240,025,236
                                               --------------
             IT SERVICES -- 2.1%
     195,123 Automatic Data Processing, Inc.       19,992,303
   1,334,865 Infosys Ltd., ADR                     20,049,672
     128,465 International Business Machines
                Corp.                              19,761,771
     336,643 Paychex, Inc.                         19,168,452
                                               --------------
                                                   78,972,198
                                               --------------
             MACHINERY -- 1.6%
     191,296 Caterpillar, Inc.                     20,556,668
     125,501 Cummins, Inc.                         20,358,772
     253,412 Dover Corp.                           20,328,711
                                               --------------
                                                   61,244,151
                                               --------------
             MEDIA -- 1.6%
     241,066 Omnicom Group, Inc.                   19,984,371
     874,698 Shaw Communications, Inc.,
                Class B                            19,059,669
     188,267 WPP PLC, ADR                          19,845,225
                                               --------------
                                                   58,889,265
                                               --------------
             MULTILINE RETAIL -- 0.5%
     387,390 Target Corp.                          20,256,623
                                               --------------
             MULTI-UTILITIES -- 6.8%
     353,413 Ameren Corp.                          19,321,089
     459,086 Avista Corp.                          19,492,791
     282,876 Black Hills Corp.                     19,085,644
     419,327 CMS Energy Corp.                      19,393,874
     237,299 Consolidated Edison, Inc.             19,178,505
     253,574 Dominion Energy, Inc.                 19,431,376


Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTI-UTILITIES (CONTINUED)
     182,301 DTE Energy Co.                    $   19,285,623
     727,057 MDU Resources Group, Inc.             19,048,893
     451,396 Public Service Enterprise Group,
                Inc.                               19,414,542
     286,201 SCANA Corp.                           19,178,329
     174,883 Sempra Energy                         19,718,058
     331,222 Vectren Corp.                         19,356,614
     313,322 WEC Energy Group, Inc.                19,231,704
                                               --------------
                                                  251,137,042
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.2%
     191,498 Chevron Corp.                         19,978,986
     245,476 Exxon Mobil Corp.                     19,817,277
     368,499 Royal Dutch Shell PLC, Class B,
                ADR                                20,057,401
     405,669 TOTAL S.A., ADR                       20,117,126
                                               --------------
                                                   79,970,790
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
     363,726 Unilever PLC, ADR                     19,684,851
                                               --------------
             PHARMACEUTICALS -- 4.7%
     350,375 Bristol-Myers Squibb Co.              19,522,895
     236,629 Eli Lilly and Co.                     19,474,567
     452,533 GlaxoSmithKline PLC, ADR              19,513,223
     146,266 Johnson & Johnson                     19,349,529
     302,536 Merck & Co., Inc.                     19,389,532
     232,564 Novartis AG, ADR                      19,412,117
     585,867 Pfizer, Inc.                          19,679,272
     402,158 Sanofi, ADR                           19,267,390
     605,253 Teva Pharmaceutical Industries
                Ltd., ADR                          20,106,505
                                               --------------
                                                  175,715,030
                                               --------------
             PROFESSIONAL SERVICES -- 1.1%
     514,523 Nielsen Holdings PLC                  19,891,459
     418,174 Robert Half International, Inc.       20,043,080
                                               --------------
                                                   39,934,539
                                               --------------
             ROAD & RAIL -- 0.5%
     184,615 Union Pacific Corp.                   20,106,420
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.6%
     247,520 Analog Devices, Inc.                  19,257,056
     585,354 Intel Corp.                           19,749,844
     352,608 QUALCOMM, Inc.                        19,471,014
     551,982 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR       19,297,291
     254,665 Texas Instruments, Inc.               19,591,378
                                               --------------
                                                   97,366,583
                                               --------------
             SOFTWARE -- 1.1%
     572,909 CA, Inc.                              19,748,173
     282,757 Microsoft Corp.                       19,490,440
                                               --------------
                                                   39,238,613
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL -- 2.7%
     662,771 Bed Bath & Beyond, Inc.           $   20,148,239
     131,711 Home Depot (The), Inc.                20,204,467
     260,010 Lowe's Cos., Inc.                     20,158,575
     216,045 Tiffany & Co.                         20,280,144
     419,239 Williams-Sonoma, Inc.                 20,333,092
                                               --------------
                                                  101,124,517
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.5%
     570,774 Canon, Inc., ADR                      19,417,732
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.5%
     349,140 VF Corp.                              20,110,464
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 1.1%
   1,443,053 Capitol Federal Financial, Inc.       20,505,783
   1,299,210 Northwest Bancshares, Inc.            20,280,668
                                               --------------
                                                   40,786,451
                                               --------------
             TOBACCO -- 2.1%
     260,584 Altria Group, Inc.                    19,405,691
     284,901 British American Tobacco PLC,
                ADR                               19,527,115
     166,881 Philip Morris International, Inc.    19,600,173
     303,312 Reynolds American, Inc.              19,727,412
                                               --------------
                                                   78,260,391
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 2.2%
     467,601 Fastenal Co.                          20,354,671
     234,320 MSC Industrial Direct Co., Inc.,
                Class A                            20,142,147
     112,152 W.W. Grainger, Inc.                   20,246,801
     129,393 Watsco, Inc.                          19,952,401
                                               --------------
                                                   80,696,020
                                               --------------
             WATER UTILITIES -- 1.1%
     414,702 American States Water Co.             19,661,022
     591,963 Aqua America, Inc.                    19,712,368
                                               --------------
                                                   39,373,390
                                               --------------

             TOTAL INVESTMENTS -- 99.9%         3,716,289,521
             (Cost $3,477,559,719) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 5,036,328
                                               --------------
             NET ASSETS -- 100.0%              $3,721,325,849
                                               ==============

(a) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $288,296,426 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $49,566,624.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $3,716,289,521  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.1%
             AEROSPACE & DEFENSE -- 3.1%
       2,699 Boeing (The) Co.                  $      533,727
      32,114 CAE, Inc.                                553,645
       2,109 Northrop Grumman Corp.                   541,402
                                               --------------
                                                    1,628,774
                                               --------------
             AIRLINES -- 0.9%
      10,403 Hawaiian Holdings, Inc. (a)              488,421
                                               --------------
             AUTO COMPONENTS -- 8.5%
      36,061 American Axle & Manufacturing
                Holdings, Inc. (a)                    562,551
      28,570 Dana, Inc.                               637,968
      15,154 Gentherm, Inc. (a)                       587,975
       5,114 LCI Industries                           523,674
       3,572 Lear Corp.                               507,510
      11,807 Magna International, Inc.                547,018
      10,462 Standard Motor Products, Inc.            546,326
       8,760 Tenneco, Inc.                            506,591
                                               --------------
                                                    4,419,613
                                               --------------
             AUTOMOBILES -- 3.4%
      15,638 General Motors Co.                       546,236
       4,962 Thor Industries, Inc.                    518,628
      19,702 Winnebago Industries, Inc.               689,570
                                               --------------
                                                    1,754,434
                                               --------------
             BANKS -- 1.1%
      15,575 Citizens Financial Group, Inc.           555,716
                                               --------------
             BIOTECHNOLOGY -- 1.1%
       4,236 United Therapeutics Corp. (a)            549,536
                                               --------------
             BUILDING PRODUCTS -- 5.4%
       6,051 American Woodmark Corp. (a)              578,173
       9,999 Apogee Enterprises, Inc.                 568,343
       8,231 Fortune Brands Home & Security,
                Inc.                                  536,990
       7,285 Masonite International Corp. (a)         550,018
       8,660 Owens Corning                            579,527
                                               --------------
                                                    2,813,051
                                               --------------
             CAPITAL MARKETS -- 2.1%
       7,679 Nasdaq, Inc.                             548,972
       8,631 Piper Jaffray Cos.                       517,428
                                               --------------
                                                    1,066,400
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.1%
      47,147 ACCO Brands Corp. (a)                    549,263
      23,289 Quad/Graphics, Inc.                      533,784
       8,363 Waste Connections, Inc.                  538,744
                                               --------------
                                                    1,621,791
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.0%
      53,396 Extreme Networks, Inc. (a)               492,311
       6,260 Motorola Solutions, Inc.                 542,993
      10,462 Ubiquiti Networks, Inc. (a)              543,710
                                               --------------
                                                    1,579,014
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONSTRUCTION & ENGINEERING
                -- 1.1%
      12,420 MasTec, Inc. (a)                  $      560,763
                                               --------------
             CONTAINERS & PACKAGING -- 2.1%
       9,178 Berry Global Group, Inc. (a)             523,238
       4,860 Packaging Corp. of America               541,355
                                               --------------
                                                    1,064,593
                                               --------------
             DISTRIBUTORS -- 1.1%
      16,507 LKQ Corp. (a)                            543,906
                                               --------------
             ELECTRIC UTILITIES -- 4.1%
       7,925 PG&E Corp.                               525,982
       6,121 Pinnacle West Capital Corp.              521,264
      14,126 PNM Resources, Inc.                      540,320
      11,513 Portland General Electric Co.            526,029
                                               --------------
                                                    2,113,595
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 8.3%
      13,014 Insight Enterprises, Inc. (a)            520,430
      10,140 Plexus Corp. (a)                         533,060
       4,993 Rogers Corp. (a)                         542,340
      13,632 Sanmina Corp. (a)                        519,379
       4,715 SYNNEX Corp.                             565,611
       6,880 TE Connectivity Ltd.                     541,318
       5,228 Tech Data Corp. (a)                      528,028
      32,520 Vishay Intertechnology, Inc.             539,832
                                               --------------
                                                    4,289,998
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 2.1%
       6,735 Hill-Rom Holdings, Inc.                  536,173
       6,495 STERIS PLC                               529,343
                                               --------------
                                                    1,065,516
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 5.3%
       3,682 Aetna, Inc.                              559,038
       7,013 Centene Corp. (a)                        560,199
       3,208 Cigna Corp.                              536,987
      11,051 HealthSouth Corp.                        534,868
       2,916 UnitedHealth Group, Inc.                 540,685
                                               --------------
                                                    2,731,777
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 5.1%
      13,014 Aramark                                  533,314
       2,957 Churchill Downs, Inc.                    542,018
       5,350 Jack in the Box, Inc.                    526,975
      16,480 Marcus (The) Corp.                       497,696
       4,842 Royal Caribbean Cruises Ltd.             528,891
                                               --------------
                                                    2,628,894
                                               --------------
             HOUSEHOLD DURABLES -- 4.1%
      15,046 CalAtlantic Group, Inc.                  531,876
      15,309 D.R. Horton, Inc.                        529,232
      16,765 La-Z-Boy, Inc.                           544,863
       2,242 Mohawk Industries, Inc. (a)              541,869
                                               --------------
                                                    2,147,840
                                               --------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE -- 3.2%
       5,197 Assurant, Inc.                    $      538,877
      13,449 Assured Guaranty Ltd.                    561,361
       8,249 Lincoln National Corp.                   557,468
                                               --------------
                                                    1,657,706
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.0%
       3,428 Netflix, Inc. (a)                        512,177
                                               --------------
             LEISURE PRODUCTS -- 1.1%
       9,477 Brunswick Corp.                          594,492
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.1%
       9,936 Cambrex Corp. (a)                        593,676
                                               --------------
             MACHINERY -- 2.0%
       9,261 Barnes Group, Inc.                       542,046
      18,843 NN, Inc.                                 517,241
                                               --------------
                                                    1,059,287
                                               --------------
             MEDIA -- 3.1%
       1,623 Charter Communications, Inc.,
                Class A (a)                           546,708
      13,146 Comcast Corp., Class A                   511,642
      21,833 Interpublic Group of (The) Cos.,
                Inc.                                  537,092
                                               --------------
                                                    1,595,442
                                               --------------
             METALS & MINING -- 2.3%
      93,537 AK Steel Holding Corp. (a)               614,538
      16,119 Steel Dynamics, Inc.                     577,221
                                               --------------
                                                    1,191,759
                                               --------------
             MULTILINE RETAIL -- 1.1%
      11,367 Big Lots, Inc.                           549,026
                                               --------------
             MULTI-UTILITIES -- 2.0%
       7,657 Black Hills Corp.                        516,618
       4,850 DTE Energy Co.                           513,081
                                               --------------
                                                    1,029,699
                                               --------------
             PAPER & FOREST PRODUCTS -- 1.0%
      22,188 Louisiana-Pacific Corp. (a)              534,953
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
       3,872 Equifax, Inc.                            532,090
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 1.1%
      15,634 CBRE Group, Inc., Class A (a)            569,078
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 6.9%
      12,482 Applied Materials, Inc.                  515,632
       7,978 Cirrus Logic, Inc. (a)                   500,380
      15,845 Intel Corp.                              534,610
       6,400 Microchip Technology, Inc.               493,952
      11,265 Microsemi Corp. (a)                      527,202
      36,061 ON Semiconductor Corp. (a)               506,297
      14,665 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR          512,688
                                               --------------
                                                    3,590,761
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL -- 5.1%
       8,982 Asbury Automotive Group, Inc. (a) $      507,932
       6,087 Burlington Stores, Inc. (a)              559,943
       4,677 Children's Place (The), Inc.             477,522
       5,719 Lithia Motors, Inc., Class A             538,901
       7,038 Lowe's Cos., Inc.                        545,656
                                               --------------
                                                    2,629,954
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.0%
      12,898 NCR Corp. (a)                            526,754
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
       4,694 United Rentals, Inc. (a)                 529,061
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.1%
      67,395 Sprint Corp. (a)                         553,313
                                               --------------

             TOTAL INVESTMENTS -- 100.1%           51,872,860
             (Cost $51,368,998) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%                 (40,855)
                                               --------------
             NET ASSETS -- 100.0%              $   51,832,005
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,129,494 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $625,632.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $   51,872,860  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


Page 44                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2017 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST        FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR         US EQUITY
                                                                              MICROCAP       DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND         INDEX FUND            ETF
                                                                               (FDM)              (FDL)              (FPX)
                                                                          ----------------   ----------------   ----------------

ASSETS:
Investments, at value...............................................       $   84,710,663     $1,715,067,289     $  867,622,881
Cash................................................................                2,209                 --            473,043
Receivables:
      Capital shares sold...........................................                   --                 --                 --
      Investment securities sold....................................                   --                 --                 --
      Dividends.....................................................               93,161          3,036,235            579,606
      Securities lending income.....................................                4,557                 --            200,574
      Reclaims......................................................                   --                 --              8,223
Prepaid expenses....................................................                2,126             10,787              2,509
                                                                           --------------     --------------     --------------
      Total Assets..................................................           84,812,716      1,718,114,311        868,886,836
                                                                           --------------     --------------     --------------

LIABILITIES:
Due to custodian....................................................                   --            570,701                 --
Payables:
      Capital shares redeemed.......................................                   --                 --                 --
      Investment securities purchased...............................                   --                 --                 --
      Investment advisory fees......................................               20,787            402,204            268,826
      Collateral for securities on loan.............................              853,418                 --         27,345,192
      Audit and tax fees............................................               14,294             14,294             14,294
      Printing fees.................................................                5,569             70,922             30,633
      Licensing fees................................................                2,718            401,309            176,788
      Trustees' fees................................................                    4                 --                 --
Other liabilities...................................................               15,059            282,171            144,975
                                                                           --------------     --------------     --------------
      Total Liabilities.............................................              911,849          1,741,601         27,980,708
                                                                           --------------     --------------     --------------

NET ASSETS..........................................................       $   83,900,867     $1,716,372,710     $  840,906,128
                                                                           ==============     ==============     ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $   93,401,380     $1,582,260,903     $  792,789,901
Par value...........................................................               19,050            610,500            141,000
Accumulated net investment income (loss)............................               68,985            673,990            507,770
Accumulated net realized gain (loss) on investments and
   foreign currency transactions....................................          (13,250,446)        60,343,601        (55,235,421)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................            3,661,898         72,483,716        102,702,878
                                                                           --------------     --------------     --------------

NET ASSETS..........................................................       $   83,900,867     $1,716,372,710     $  840,906,128
                                                                           ==============     ==============     ==============
NET ASSET VALUE, per share..........................................       $        44.04     $        28.11     $        59.64
                                                                           ==============     ==============     ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).......................................            1,905,000         61,050,002         14,100,002
                                                                           ==============     ==============     ==============
Investments, at cost................................................       $   81,048,765     $1,642,583,573     $  764,920,003
                                                                           ==============     ==============     ==============
Securities on loan, at value........................................       $      815,312     $           --     $   26,836,376
                                                                           ==============     ==============     ==============


Page 46                 See Notes to Financial Statements

      FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
       NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)     VALUE LINE(R) 100
     BIOTECHNOLOGY         INTERNET            STRENGTH            DIVIDEND         EXCHANGE-TRADED
      INDEX FUND          INDEX FUND              ETF             INDEX FUND             FUND
         (FBT)               (FDN)              (FTCS)               (FVD)               (FVL)
   -----------------   -----------------   -----------------   -----------------   -----------------


    $ 1,143,320,124     $ 4,578,636,487     $   432,233,568     $ 3,716,289,521     $    51,872,860
            557,174                  --              76,575             600,477              53,467

         11,558,151                  --           2,299,215           8,770,317                  --
                 --           9,462,853                  --         132,582,565          29,214,680
                 --               4,762             438,163           7,092,865              49,822
             81,205              47,720                  --                  --                  --
             80,579                  --                  --             469,073               3,811
              5,140              16,602               1,052              14,565               2,714
    ---------------     ---------------     ---------------     ---------------     ---------------
      1,155,602,373       4,588,168,424         435,048,573       3,865,819,383          81,197,354
    ---------------     ---------------     ---------------     ---------------     ---------------


                 --                  --                  --                  --                  --

                 --           9,473,270                  --                  --                  --
         11,557,574           5,020,542           2,298,082         141,093,533          29,282,913
            324,946           1,482,794             176,199           1,417,072              13,410
        111,923,058         112,882,938                  --                  --                  --
             14,294              14,294              14,294              14,294              14,294
             40,993             137,211              14,559             108,420               3,763
            188,956           1,235,019              13,887           1,332,040              21,377
                 --                  --                  --                  --                  --
            172,476             620,835              75,670             528,175              29,592
    ---------------     ---------------     ---------------     ---------------     ---------------
        124,222,297         130,866,903           2,592,691         144,493,534          29,365,349
    ---------------     ---------------     ---------------     ---------------     ---------------

    $ 1,031,380,076     $ 4,457,301,521     $   432,455,882     $ 3,721,325,849     $    51,832,005
    ===============     ===============     ===============     ===============     ===============


    $ 1,267,558,161     $ 3,762,960,770     $   396,792,075     $ 3,457,949,973     $    85,837,381
             90,500             470,500              95,000           1,272,880              24,400
            539,255          (6,383,227)             46,461           2,465,951              31,886

       (260,353,723)         60,378,934         (11,702,318)         20,906,809         (34,565,545)

         23,545,883         639,874,544          47,224,664         238,730,236             503,883
    ---------------     ---------------     ---------------     ---------------     ---------------

    $ 1,031,380,076     $ 4,457,301,521     $   432,455,882     $ 3,721,325,849     $    51,832,005
    ===============     ===============     ===============     ===============     ===============
    $        113.96     $         94.74     $         45.52     $         29.24     $         21.24
    ===============     ===============     ===============     ===============     ===============

          9,050,002          47,050,002           9,500,002         127,287,986           2,439,982
    ===============     ===============     ===============     ===============     ===============
    $ 1,119,774,241     $ 3,938,761,943     $   385,008,904     $ 3,477,559,719     $    51,368,998
    ===============     ===============     ===============     ===============     ===============
    $   108,729,205     $   109,383,696     $            --     $            --     $            --
    ===============     ===============     ===============     ===============     ===============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST        FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR         US EQUITY
                                                                              MICROCAP       DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND         INDEX FUND            ETF
                                                                               (FDM)              (FDL)              (FPX)
                                                                          ----------------   ----------------   ----------------

INVESTMENT INCOME:
Dividends...........................................................       $      715,494     $   32,375,254     $    5,094,537
Securities lending income (net of fees).............................               23,514                 --            586,421
Interest............................................................                   --                 --                 --
Foreign tax withholding.............................................                 (426)                --            (16,783)
                                                                           --------------     --------------     --------------
      Total investment income.......................................              738,582         32,375,254          5,664,175
                                                                           --------------     --------------     --------------

EXPENSES:
Investment advisory fees............................................              237,474          2,633,277          1,412,149
Licensing fees......................................................               27,338            795,941            353,030
Accounting and administration fees..................................               21,841            399,450            175,534
Audit and tax fees..................................................               11,692             11,692             11,692
Custodian fees......................................................                9,952            101,461             50,967
Printing fees.......................................................                7,820             76,982             32,672
Trustees' fees and expenses.........................................                3,736              5,194              4,178
Listing fees........................................................                3,663              6,140              4,172
Transfer agent fees.................................................                2,375             34,341             17,652
Legal fees..........................................................                1,954             12,841              6,664
Expenses previously waived or reimbursed............................                   --                 --             23,043
Registration and filing fees........................................                 (927)           (17,894)             8,698
Other expenses......................................................                1,914             21,288              9,304
                                                                           --------------     --------------     --------------
      Total expenses................................................              328,832          4,080,713          2,109,755
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................              (43,863)          (130,797)                --
                                                                           --------------     --------------     --------------
      Net expenses..................................................              284,969          3,949,916          2,109,755
                                                                           --------------     --------------     --------------
NET INVESTMENT INCOME (LOSS)........................................              453,613         28,425,338          3,554,420
                                                                           --------------     --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................              (16,910)       (14,778,627)        (3,336,065)
      In-kind redemptions...........................................           10,016,060        132,788,477         23,610,385
      Foreign currency transactions.................................                   --                 --                 --
                                                                           --------------     --------------     --------------
Net realized gain (loss)............................................            9,999,150        118,009,850         20,274,320
                                                                           --------------     --------------     --------------

Net change in unrealized appreciation (depreciation) on:
      Investments...................................................          (11,301,406)       (93,273,527)        45,218,820
      Foreign currency translation..................................                   --                 --                 --
                                                                           --------------     --------------     --------------
Net change in unrealized appreciation (depreciation)................          (11,301,406)       (93,273,527)        45,218,820
                                                                           --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           (1,302,256)        24,736,323         65,493,140
                                                                           --------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $     (848,643)    $   53,161,661     $   69,047,560
                                                                           ==============     ==============     ==============


Page 48                 See Notes to Financial Statements

      FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
       NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)     VALUE LINE(R) 100
     BIOTECHNOLOGY         INTERNET            STRENGTH            DIVIDEND         EXCHANGE-TRADED
      INDEX FUND          INDEX FUND              ETF             INDEX FUND             FUND
         (FBT)               (FDN)              (FTCS)               (FVD)               (FVL)
   -----------------   -----------------   -----------------   -----------------   -----------------


    $     2,607,247     $     4,070,452     $     4,029,341     $    52,633,086     $       547,060
            526,678             244,555                  --                  --                  --
                 --                 195                  --                  --                  --
            (37,484)                 --                  --          (1,190,554)            (16,243)
    ---------------     ---------------     ---------------     ---------------     ---------------
          3,096,441           4,315,202           4,029,341          51,442,532             530,817
    ---------------     ---------------     ---------------     ---------------     ---------------


          1,809,211           8,079,559             943,768           8,296,545             131,275
            361,842           1,255,537              22,598           2,508,790              41,792
            226,300             779,377              93,939             667,939              11,710
             11,692              11,692              11,692              11,692              11,692
             59,247             227,145              24,343             182,871               4,529
             41,148             151,051              18,471             136,720               3,986
              4,326               6,839               3,974               6,652               3,685
              3,660               4,900                 393              16,570              10,910
             22,588              62,895               9,438              53,880               1,313
              5,309              39,019               5,170              42,889                 322
                 --                  --                  --                  --                  --
                 --              27,202                (883)             (3,341)                 --
             11,863              53,213               4,276              29,578               2,135
    ---------------     ---------------     ---------------     ---------------     ---------------
          2,557,186          10,698,429           1,137,179          11,950,785             223,349

                 --                  --                  --            (335,622)            (39,564)
    ---------------     ---------------     ---------------     ---------------     ---------------
          2,557,186          10,698,429           1,137,179          11,615,163             183,785
    ---------------     ---------------     ---------------     ---------------     ---------------
            539,255          (6,383,227)          2,892,162          39,827,369             347,032
    ---------------     ---------------     ---------------     ---------------     ---------------



        (13,947,964)        (23,230,572)         (3,070,412)        (24,115,662)         (1,069,339)
          6,234,655         243,581,435          13,573,416         116,486,761              32,775
                 --                  --                  --              (1,757)                 44
    ---------------     ---------------     ---------------     ---------------     ---------------
         (7,713,309)        220,350,863          10,503,004          92,369,342          (1,036,520)
    ---------------     ---------------     ---------------     ---------------     ---------------


        210,879,895         457,687,272          29,664,063          40,114,034             199,610
                 --                  --                  --                 434                  21
    ---------------     ---------------     ---------------     ---------------     ---------------
        210,879,895         457,687,272          29,664,063          40,114,468             199,631
    ---------------     ---------------     ---------------     ---------------     ---------------
        203,166,586         678,038,135          40,167,067         132,483,810            (836,889)
    ---------------     ---------------     ---------------     ---------------     ---------------

    $   203,705,841     $   671,654,908     $    43,059,229     $   172,311,179     $      (489,857)
    ===============     ===============     ===============     ===============     ===============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                      FIRST TRUST
                                                                  DOW JONES SELECT                    MORNINGSTAR
                                                                      MICROCAP                     DIVIDEND LEADERS
                                                                     INDEX FUND                       INDEX FUND
                                                                        (FDM)                            (FDL)
                                                            -----------------------------   -------------------------------
                                                             Six Months                       Six Months
                                                                Ended                           Ended
                                                              6/30/2017      Year Ended       6/30/2017        Year Ended
                                                             (Unaudited)     12/31/2016      (Unaudited)       12/31/2016
                                                            -------------   -------------   --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................  $     453,613   $     796,678   $   28,425,338   $   48,310,219
   Net realized gain (loss)...............................      9,999,150       2,026,258      118,009,850       83,589,990
   Net change in unrealized appreciation (depreciation)...    (11,301,406)     14,044,138      (93,273,527)     126,628,833
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................       (848,643)     16,867,074       53,161,661      258,529,042
                                                            -------------   -------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................       (398,484)       (828,593)     (27,757,741)     (48,261,512)
                                                            -------------   -------------   --------------   --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................     10,900,872      70,348,426      529,877,812    1,442,870,317
   Cost of shares redeemed................................    (42,528,544)    (19,162,623)    (617,372,940)    (749,967,524)
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................    (31,627,672)     51,185,803      (87,495,128)     692,902,793
                                                            -------------   -------------   --------------   --------------
   Total increase (decrease) in net assets................    (32,874,799)     67,224,284      (62,091,208)     903,170,323

NET ASSETS:
   Beginning of period....................................    116,775,666      49,551,382    1,778,463,918      875,293,595
                                                            -------------   -------------   --------------   --------------
   End of period..........................................  $  83,900,867   $ 116,775,666   $1,716,372,710   $1,778,463,918
                                                            =============   =============   ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................  $      68,985   $      13,856   $      673,990   $        6,393
                                                            =============   =============   ==============   ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................      2,655,000       1,505,000       64,100,002       36,950,002
   Shares sold............................................        250,000       1,700,000       18,300,000       55,400,000
   Shares redeemed........................................     (1,000,000)       (550,000)     (21,350,000)     (28,250,000)
                                                            -------------   -------------   --------------   --------------
   Shares outstanding, end of period......................      1,905,000       2,655,000       61,050,002       64,100,002
                                                            =============   =============   ==============   ==============


Page 50                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
          US EQUITY                        NYSE ARCA                         DOW JONES
        OPPORTUNITIES                    BIOTECHNOLOGY                       INTERNET
             ETF                          INDEX FUND                        INDEX FUND
            (FPX)                            (FBT)                             (FDN)
-----------------------------   -------------------------------   -------------------------------
 Six Months                       Six Months                        Six Months
    Ended                           Ended                             Ended
  6/30/2017      Year Ended       6/30/2017        Year Ended       6/30/2017        Year Ended
 (Unaudited)     12/31/2016      (Unaudited)       12/31/2016      (Unaudited)       12/31/2016
-------------   -------------   --------------   --------------   --------------   --------------

$   3,554,420   $   3,420,646   $      539,255   $   (2,803,773)  $   (6,383,227)  $  (11,698,754)
   20,274,320      22,753,897       (7,713,309)    (373,243,194)     220,350,863      283,396,131
   45,218,820      (6,902,011)     210,879,895     (454,566,123)     457,687,272     (286,737,424)
-------------   -------------   --------------   --------------   --------------   --------------

   69,047,560      19,272,532      203,705,841     (830,613,090)     671,654,908      (15,040,047)
-------------   -------------   --------------   --------------   --------------   --------------


   (3,046,650)     (4,684,081)              --               --               --               --
-------------   -------------   --------------   --------------   --------------   --------------


  253,513,892     117,937,765       63,388,897      428,122,566    1,042,123,239      913,770,456
  (92,632,840)   (308,194,899)     (40,099,461)   (2,230,149,092)   (743,210,555)  (2,326,817,875)
-------------   -------------   --------------   --------------   --------------   --------------

  160,881,052    (190,257,134)      23,289,436   (1,802,026,526)     298,912,684   (1,413,047,419)
-------------   -------------   --------------   --------------   --------------   --------------
  226,881,962    (175,668,683)     226,995,277   (2,632,639,616)     970,567,592   (1,428,087,466)


  614,024,166     789,692,849      804,384,799    3,437,024,415    3,486,733,929    4,914,821,395
-------------   -------------   --------------   --------------   --------------   --------------
$ 840,906,128   $ 614,024,166   $1,031,380,076   $  804,384,799   $4,457,301,521   $3,486,733,929
=============   =============   ==============   ==============   ==============   ==============

$     507,770   $          --   $      539,255   $           --   $   (6,383,227)  $           --
=============   =============   ==============   ==============   ==============   ==============


   11,350,002      15,450,002        8,850,002       30,400,002       43,700,002       65,850,002
    4,350,000       2,200,000          600,000        4,850,000       11,550,000       12,200,000
   (1,600,000)     (6,300,000)        (400,000)     (26,400,000)      (8,200,000)     (34,350,000)
-------------   -------------   --------------   --------------   --------------   --------------
   14,100,002      11,350,002        9,050,002        8,850,002       47,050,002       43,700,002
=============   =============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FIRST TRUST                      FIRST TRUST
                                                                  CAPITAL STRENGTH              VALUE LINE(R) DIVIDEND
                                                                         ETF                          INDEX FUND
                                                                       (FTCS)                            (FVD)
                                                            -----------------------------   -------------------------------
                                                             Six Months                       Six Months
                                                                Ended                           Ended
                                                              6/30/2017      Year Ended       6/30/2017        Year Ended
                                                             (Unaudited)     12/31/2016      (Unaudited)       12/31/2016
                                                            -------------   -------------   --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................  $   2,892,162   $   3,527,317   $   39,827,369   $   46,562,596
   Net realized gain (loss)...............................     10,503,004         613,019       92,369,342      147,736,202
   Net change in unrealized appreciation (depreciation)...     29,664,063      14,122,275       40,114,468      148,113,774
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................     43,059,229      18,262,611      172,311,179      342,412,572
                                                            -------------   -------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................     (2,845,701)     (3,539,946)     (37,361,418)     (47,522,750)
                                                            -------------   -------------   --------------   --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................    202,790,495     220,814,366    1,495,441,197    2,392,736,109
   Cost of shares redeemed................................   (130,738,183)    (81,161,652)    (802,046,692)    (982,675,414)
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................     72,052,312     139,652,714      693,394,505    1,410,060,695
                                                            -------------   -------------   --------------   --------------
   Total increase (decrease) in net assets................    112,265,840     154,375,379      828,344,266    1,704,950,517

NET ASSETS:
   Beginning of period....................................    320,190,042     165,814,663    2,892,981,583    1,188,031,066
                                                            -------------   -------------   --------------   --------------
   End of period..........................................  $ 432,455,882   $ 320,190,042   $3,721,325,849   $2,892,981,583
                                                            =============   =============   ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................  $      46,461   $          --   $    2,465,951   $           --
                                                            =============   =============   ==============   ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................      7,850,002       4,350,002      103,237,986       49,787,986
   Shares sold............................................      4,700,000       5,550,000       51,600,000       89,750,000
   Shares redeemed........................................     (3,050,000)     (2,050,000)     (27,550,000)     (36,300,000)
                                                            -------------   -------------   --------------   --------------
   Shares outstanding, end of period......................      9,500,002       7,850,002      127,287,986      103,237,986
                                                            =============   =============   ==============   ==============


Page 52                 See Notes to Financial Statements

         FIRST TRUST
      VALUE LINE(R) 100
    EXCHANGE-TRADED FUND
            (FVL)
-----------------------------
 Six Months
    Ended
  6/30/2017      Year Ended
 (Unaudited)     12/31/2016
-------------   -------------

$     347,032   $     295,661
   (1,036,520)      4,949,610
      199,631        (715,003)
-------------   -------------

     (489,857)      4,530,268
-------------   -------------


     (315,092)       (303,697)
-------------   -------------


    1,054,350      26,089,617
   (1,060,606)    (30,685,938)
-------------   -------------

       (6,256)     (4,596,321)
-------------   -------------
     (811,205)       (369,750)


   52,643,210      53,012,960
-------------   -------------
$  51,832,005   $  52,643,210
=============   =============

$      31,886   $         (54)
=============   =============


    2,439,982       2,689,982
       50,000       1,250,000
      (50,000)     (1,500,000)
-------------   -------------
    2,439,982       2,439,982
=============   =============



                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    43.98      $    32.92     $    33.21     $    32.47     $    22.87     $    20.09
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.24            0.49           0.49           0.23           0.25           0.35
Net realized and unrealized gain (loss)           0.03           11.07          (0.30)          0.76           9.62           2.83
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  0.27           11.56           0.19           0.99           9.87           3.18
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.21)          (0.50)         (0.48)         (0.25)         (0.27)         (0.40)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    44.04      $    43.98     $    32.92     $    33.21     $    32.47     $    22.87
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  0.62%          35.45%          0.55%          3.08%         43.32%         15.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   83,901      $  116,776     $   49,551     $   51,648     $   91,080     $   41,281
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.69% (b)       0.75%          0.73%          0.70%          0.72%          0.76%
Ratio of net expenses to average net assets       0.60% (b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             0.96% (b)       1.52%          1.46%          0.71%          0.93%          1.38%
Portfolio turnover rate (c)                          4%             48%            63%            49%            70%            71%


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    27.75      $    23.69     $    23.94     $    21.93     $    18.46     $    17.57
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.47            0.82           0.86           0.80           0.69           0.71
Net realized and unrealized gain (loss)           0.34            4.05          (0.25)          2.01           3.47           0.89
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  0.81            4.87           0.61           2.81           4.16           1.60
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.45)          (0.81)         (0.86)         (0.80)         (0.69)         (0.71)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    28.11      $    27.75     $    23.69     $    23.94     $    21.93     $    18.46
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  2.92%          20.72%          2.73%         12.96%         22.71%          9.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $1,716,373      $1,778,464     $  875,294     $  985,151     $  687,437     $  545,517
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.46% (b)       0.48%          0.48%          0.49%          0.49%          0.51%
Ratio of net expenses to average net assets       0.45% (b)       0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                             3.24% (b)       3.27%          3.59%          3.55%          3.61%          3.88%
Portfolio turnover rate (c)                         37%             50%            61%            40%            35%            31%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    54.10      $    51.11     $    50.32     $    45.34     $    30.82     $    23.99
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.28            0.31           0.31           0.41           0.22           0.31
Net realized and unrealized gain (loss)           5.50            3.10           0.80           4.97          14.53           6.87
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  5.78            3.41           1.11           5.38          14.75           7.18
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.24)          (0.42)         (0.32)         (0.40)         (0.23)         (0.35)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    59.64      $    54.10     $    51.11     $    50.32     $    45.34     $    30.82
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 10.69%           6.70%          2.19%         11.91%         47.98%         30.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  840,906      $  614,024     $  789,693     $  535,943     $  351,376     $   24,659
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (b)       0.60%          0.60%          0.60%          0.66%          1.01%
Ratio of net expenses to average net assets       0.60% (b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             1.01%(b)        0.58%          0.61%          0.89%          0.69%          1.27%
Portfolio turnover rate (c)                         18%             41%            41%            46%            30%            48%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    90.89      $   113.06     $   101.99     $    69.12     $    46.05     $    32.68
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.06           (0.32)          0.09           0.04          (0.10)         (0.22)
Net realized and unrealized gain (loss)          23.01          (21.85)         11.11          32.88          23.17          13.59
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                 23.07          (22.17)         11.20          32.92          23.07          13.37
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               --              --          (0.13)         (0.05)            --             --
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $   113.96      $    90.89     $   113.06     $   101.99     $    69.12     $    46.05
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 25.38%         (19.60)%        10.97%         47.63%         50.10%         40.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $1,031,380      $  804,385     $3,437,024     $2,126,581     $  953,910     $  239,445
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.57% (b)       0.56%          0.55%          0.58%          0.60%          0.61%
Ratio of net expenses to average net assets       0.57% (b)       0.56%          0.55%          0.58%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             0.12% (b)      (0.27)%         0.08%          0.06%         (0.26)%        (0.48)%
Portfolio turnover rate (c)                         12%             42%            30%            58%            48%            39%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    79.79      $    74.64     $    61.30     $    59.84     $    39.01     $    32.28
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.14)          (0.27)         (0.14)         (0.08)         (0.11)         (0.08)
Net realized and unrealized gain (loss)          15.09            5.42          13.48           1.54          20.94           6.81
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                 14.95            5.15          13.34           1.46          20.83           6.73
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               --              --             --             --             --             --
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    94.74      $    79.79     $    74.64     $    61.30     $    59.84     $    39.01
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 18.72%           6.91%         21.77%          2.42%         53.40%         20.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $4,457,302      $3,486,734     $4,914,821     $1,976,793     $1,929,852     $  557,882
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.53% (b)       0.54%          0.54%          0.54%          0.57%          0.60%
Ratio of net expenses to average net assets       0.53% (b)       0.54%          0.54%          0.54%          0.57%          0.60%
Ratio of net investment income (loss) to
   average net assets                            (0.32)% (b)     (0.35)%        (0.29)%        (0.13)%        (0.28)%       (0.23)%
Portfolio turnover rate (c)                         11%             21%            28%            27%            17%            33%


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    40.79      $    38.12     $    38.08     $    33.70     $    25.16     $    21.82
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.32            0.58           0.57           0.72           0.45           0.45
Net realized and unrealized gain (loss)           4.73            2.67           0.04           4.43           8.54           3.34
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  5.05            3.25           0.61           5.15           8.99           3.79
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.32)          (0.58)         (0.57)         (0.77)         (0.45)         (0.45)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    45.52      $    40.79     $    38.12     $    38.08     $    33.70     $    25.16
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 12.39%           8.57%          1.64%         15.46%         35.90%         17.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  432,456      $  320,190     $  165,815     $   85,686     $   65,706     $   32,707
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (b)       0.64%          0.65%          0.66%          0.76%          0.83%
Ratio of net expenses to average net assets       0.60% (b)       0.64%          0.65%          0.65%          0.65%          0.65%
Ratio of net investment income (loss) to
   average net assets                             1.53% (b)       1.55%          1.59%          2.07%          1.59%          1.84%
Portfolio turnover rate (c)                         38%             85%            96%            89%           156%            84%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    28.02      $    23.86     $    24.13     $    21.36     $    17.29     $    16.01
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.33            0.56           0.55           0.58           0.50           0.50
Net realized and unrealized gain (loss)           1.20            4.17          (0.26)          2.78           4.06           1.28
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  1.53            4.73           0.29           3.36           4.56           1.78
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.31)          (0.57)         (0.56)         (0.59)         (0.49)         (0.50)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    29.24      $    28.02     $    23.86     $    24.13     $    21.36     $    17.29
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  5.44%          19.94%          1.26%         15.94%         26.57%         11.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $3,721,326      $2,892,982     $1,188,031     $1,089,299     $  796,361     $  508,103
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.72% (b)       0.73%          0.74%          0.75%          0.76%          0.78%
Ratio of net expenses to average net assets       0.70% (b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                             2.40% (b)       2.31%          2.40%          2.63%          2.57%          3.03%
Portfolio turnover rate (c)                         22%             60%            82%            63%            71%            54%


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    21.58      $    19.71     $    20.41     $    18.44     $    13.27     $    12.37
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.14            0.12           0.07           0.11           0.06           0.15
Net realized and unrealized gain (loss)          (0.35)           1.87          (0.71)(d)       1.98           5.17           0.90
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                 (0.21)           1.99          (0.64)          2.09           5.23           1.05
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.13)          (0.12)         (0.06)         (0.12)         (0.06)         (0.15)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    21.24      $    21.58     $    19.71     $    20.41     $    18.44     $    13.27
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 (0.99)%         10.14%         (3.13)%(d)     11.33%         39.44%          8.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   51,832      $   52,643     $   53,013     $   60,008     $   56,058     $   45,635
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.85% (b)       0.87%          0.84%          0.84%          0.87%          0.87%
Ratio of net expenses to average net assets       0.70% (b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                             1.32% (b)       0.59%          0.32%          0.57%          0.35%          1.03%
Portfolio turnover rate (c)                        274%            491%           404%           325%           350%           304%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The Fund received a payment from the Advisor in the amount of $95,996 in connection with a trade error, which represents $0.03 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 57

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds that are offering shares. This report covers the eight funds listed below:

      First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc. ("NYSE
         Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
         "FDL")
      First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX")
      First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN")
      First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC ("Nasdaq")
         ticker "FTCS")
      First Trust Value Line(R) Dividend Index Fund - (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
         "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Dow Jones Select MicroCap Index Fund                Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund             Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                         IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index Fund                       Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                                The Capital Strength Index(TM)
First Trust Value Line(R) Dividend Index Fund                   Value Line(R) Dividend Index
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line(R) 100 Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2017, is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2017, only FDM, FPX, FBT and FDN have securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2017, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of June 30, 2017.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2016 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust Dow Jones Select MicroCap Index Fund                     $          828,593    $             --    $             --
First Trust Morningstar Dividend Leaders Index Fund                          48,261,512                  --                  --
First Trust US Equity Opportunities ETF                                       4,684,081                  --                  --
First Trust NYSE Arca Biotechnology Index Fund                                       --                  --                  --
First Trust Dow Jones Internet Index Fund                                            --                  --                  --
First Trust Capital Strength ETF                                              3,539,946                  --                  --
First Trust Value Line(R) Dividend Index Fund                                47,522,750                  --                  --
First Trust Value Line(R) 100 Exchange-Traded Fund                              303,697                  --                  --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

As of December 31, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                        Undistributed        Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    ----------------
First Trust Dow Jones Select MicroCap Index Fund                     $           13,856    $    (22,325,855)   $     14,039,563
First Trust Morningstar Dividend Leaders Index Fund                              42,718         (47,655,825)        155,710,494
First Trust US Equity Opportunities ETF                                              --         (72,387,342)         54,361,659
First Trust NYSE Arca Biotechnology Index Fund                                       --        (238,809,743)       (201,164,683)
First Trust Dow Jones Internet Index Fund                                            --         (87,729,839)        109,945,182
First Trust Capital Strength ETF                                                     --         (20,129,157)         15,484,436
First Trust Value Line(R) Dividend Index Fund                                        --         (20,084,190)        147,237,425
First Trust Value Line(R) 100 Exchange-Traded Fund                                   --         (33,433,529)            208,702

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of June 30, 2017, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2016, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                             Capital      Capital
                                                               Loss        Loss         Post-         Total
                                                            Available    Available   Enactment -     Capital
                                                             Through      Through         No           Loss
                                                               2017        2018       Expiration    Available
                                                           -----------  -----------  ------------  ------------
First Trust Dow Jones Select MicroCap Index Fund           $ 3,227,616  $ 5,096,533  $ 14,001,706  $ 22,325,855
First Trust Morningstar Dividend Leaders Index Fund         16,831,977      473,435    30,350,413    47,655,825
First Trust US Equity Opportunities ETF                      1,127,563       65,058    71,194,721    72,387,342
First Trust NYSE Arca Biotechnology Index Fund               5,787,577    1,039,054   231,983,112   238,809,743
First Trust Dow Jones Internet Index Fund                    1,163,966           --    86,565,873    87,729,839
First Trust Capital Strength ETF                            11,336,270    1,367,556     7,425,331    20,129,157
First Trust Value Line(R) Dividend Index Fund               19,646,203      437,987            --    20,084,190
First Trust Value Line(R) 100 Exchange-Traded Fund          29,477,928           --     3,957,526    33,435,454

During the taxable year ended December 31, 2016, the following Funds utilized capital loss carryforwards in the following amounts:

                                                           Pre-Enactment           Post-Enactment
                                                           Capital Loss             Capital Loss
                                                       Carryforward Utilized    Carryforward Utilized
                                                       ---------------------    ---------------------
First Trust Value Line(R) Dividend Index Fund              $   8,033,574           $           --
First Trust Value Line(R) 100 Exchange-Traded Fund                    --                2,718,287

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index Fund                S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund             Morningstar, Inc.
First Trust US Equity Opportunities ETF                         IPOX(R) Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Euronext
First Trust Dow Jones Internet Index Fund                       S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                                Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing LLC
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line Publishing LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2018.

                                                                  Expense Cap
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2017 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                       Fees Waived or Expenses Borne
                                                                                    by First Trust Subject to Recovery
                                                                       -------------------------------------------------------------
                                           Advisory                    Six Months      Year         Year      Six Months
                                              Fee         Expense        Ended        Ended        Ended        Ended
                                            Waivers    Reimbursement   12/31/2014   12/31/2015   12/31/2016   6/30/2017     Total
                                           ---------   -------------   ----------   ----------   ----------   ----------  ----------
First Trust Dow Jones Select
   MicroCap Index Fund                     $  43,863   $          --   $   36,111   $   69,191   $   76,424   $   43,863  $  225,589
First Trust Morningstar Dividend
   Leaders Index Fund                        130,797              --      168,747      260,965      390,779      130,797     951,288
First Trust Value Line(R) Dividend
   Index Fund                                335,622              --      231,938      464,054      679,825      335,622   1,711,439
First Trust Value Line(R) 100
   Exchange-Traded Fund                       39,564              --       43,828       83,472       85,239       39,564     252,103

During the six months ended June 30, 2017, First Trust recovered fees that were previously waived from First Trust US Equity Opportunities ETF of $23,043. First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund and First Trust Capital Strength ETF do not have any remaining fees previously waived or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $     4,033,000   $     3,869,246
First Trust Morningstar Dividend Leaders Index Fund                   645,101,300       641,448,050
First Trust US Equity Opportunities ETF                               125,810,675       125,173,397
First Trust NYSE Arca Biotechnology Index Fund                        112,583,992       111,776,577
First Trust Dow Jones Internet Index Fund                             422,912,744       432,800,506
First Trust Capital Strength ETF                                      143,086,039       143,357,052
First Trust Value Line(R) Dividend Index Fund                         716,807,603       717,038,034
First Trust Value Line(R) 100 Exchange-Traded Fund                    144,476,672       144,329,974

For the six months ended June 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $    10,891,106   $    42,502,145
First Trust Morningstar Dividend Leaders Index Fund                   527,454,391       616,841,854
First Trust US Equity Opportunities ETF                               252,985,963        92,486,569
First Trust NYSE Arca Biotechnology Index Fund                         63,390,818        40,087,744
First Trust Dow Jones Internet Index Fund                           1,039,729,570       741,804,065
First Trust Capital Strength ETF                                      202,666,086       130,457,040
First Trust Value Line(R) Dividend Index Fund                       1,493,074,720       800,282,743
First Trust Value Line(R) 100 Exchange-Traded Fund                      1,054,018         1,060,644

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2018.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On August 9, 2017, First Trust Dow 30 Equal Weight ETF, an additional series of the Trust, began trading under the symbol "EDOW" on NYSE Arca.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

First Trust Value Line(R) 100 Exchange-Traded Fund invests in energy companies including integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

First Trust Value Line(R) 100 Exchange-Traded Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

With the exception of First Trust Capital Strength ETF, First Trust Dow Jones Select MicroCap Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund, First Trust Capital Strength ETF, and First Trust US Equity Opportunities ETF invest in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US Equity Opportunities ETF invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Dow Jones Select Micro Cap Index Fund invests in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust Dow Jones Internet Index Fund, First Trust US Equity Opportunities ETF and First Trust Capital Strength ETF invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

The First Trust Dow Jones Internet Index Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

First Trust Dow Jones Internet Index Fund invests in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Value Line(R) Dividend Index Fund invests in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

With the exception of First Trust Capital Strength ETF and First Trust Dow Jones Select MicroCap Index Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust Value Line(R) 100 Exchange-Traded Fund, involves risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
                                   AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following eight series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)
        First Trust Value Line(R) Dividend Index Fund (FVD)
        First Trust Dow Jones Select MicroCap Index Fund (FDM)
        First Trust Morningstar Dividend Leaders Index Fund (FDL)
        First Trust US Equity Opportunities ETF (formerly First Trust US IPO
           Index Fund) (FPX)
        First Trust NYSE Arca Biotechnology Index Fund (FBT)
        First Trust Dow Jones Internet Index Fund (FDN)
        First Trust Capital Strength ETF (FTCS)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds. The Board considered the background and experience of the persons responsible for the day-to-day management of the Funds. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2019. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's MPI Peer Group included one or more peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of FDN was below the median total (net) expense ratio of the peer funds in its MPI Peer Group, the total (net) expense ratio of FDM was equal to the median total (net) expense ratio of the peer funds in its MPI Peer Group and that the total (net) expense ratios of FDL, FVD, FBT, FTCS, FVL and FPX were above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor how the MPI Peer Groups were assembled and limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

reviewed information for periods ended December 31, 2016 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective MPI Peer Group and to that of one or more broad-based benchmarks, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2016 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
   Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust Chindia ETF (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

Semi-Annual Report
For the Six Months Ended
June 30, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2017

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)...................  4
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)................  6
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT).............  8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)........ 10
   First Trust S&P REIT Index Fund (FRI)..................................... 12
   First Trust Water ETF (FIW)............................................... 14
   First Trust Natural Gas ETF (FCG)......................................... 16
   First Trust Chindia ETF (FNI)............................................. 18
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)................ 20
Notes to Fund Performance Overview........................................... 22
Understanding Your Fund Expenses............................................. 23
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)................... 25
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)................ 28
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............. 29
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)........ 32
   First Trust S&P REIT Index Fund (FRI)..................................... 34
   First Trust Water ETF (FIW)............................................... 37
   First Trust Natural Gas ETF (FCG)......................................... 39
   First Trust Chindia ETF (FNI)............................................. 41
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)................ 44
Statements of Assets and Liabilities......................................... 48
Statements of Operations..................................................... 50
Statements of Changes in Net Assets.......................................... 52
Financial Highlights......................................................... 56
Notes to Financial Statements................................................ 61
Additional Information....................................................... 70

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2017

Dear Shareholders:

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information and the financial statements for your investment in the First Trust Exchange-Traded Fund (the "Trust"). We encourage you to read this report and discuss it with your financial advisor.

Six months into the year, the bull market in stocks continues. President Donald Trump's pro-growth, pro-U.S. policies, while slow in coming, have at least created some optimism about the future prospects for the U.S. economy, in our opinion. From Donald Trump's election on November 8, 2016 through June 30, 2017, the S&P 500(R) Index (the "Index") posted a total return of 14.79%, according to Bloomberg. The Index closed its June 19, 2017 trading session at an all-time high of 2,453.46.

The current bull market (measuring from March 9, 2009 through June 30, 2017) is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how an administration will affect markets and the economy in the future. Therefore, we stress the importance of maintaining a long-term perspective, as we have done since First Trust's inception over 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan through the Trust. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2017

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The U.S. economy appears to be on solid footing, as evidenced by the four quarter-point federal funds rate hikes initiated by the Federal Reserve beginning in December 2015, the ongoing growth in the labor force, and improving corporate earnings, in our opinion. We believe U.S. CEOs are feeling more optimistic about the climate for doing business. The Business Roundtable's CEO Economic Outlook Index, a composite of CEO projections for sales and plans for capital spending and hiring over the next six months, stood at its highest reading in three years in the second quarter of 2017, according to its own release.

In our last annual report, we commented on the rise in U.S. consumer confidence levels. We are pleased to report that it kept rising in the first half of 2017. The Conference Board's Consumer Confidence Index reading rose from 113.70 in December 2016 to 117.30 in June 2017, according to Bloomberg. The index reached as high as 124.90 in March 2017. The highest reading so far in this millennium was 144.71, set in January 2000. Confidence levels could trend higher if the Trump administration gets its tax reform policies passed into law, in our opinion. House Speaker Paul Ryan wants to pass a "tax overhaul" by the end of this year, according to CNBC. Mr. Ryan believes that the U.S. cannot achieve a 3% GDP growth rate without tax reform.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds and other exchange-traded products reached an all-time high of $4.17 trillion worldwide as of June 30, 2017, according to its own release. In the first six months of 2017, net inflows totaled an all-time high of $347.70 billion.

U.S. STOCKS AND BONDS

In the first six months of 2017, three of the major U.S. stock indices posted positive returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 9.34%, 5.99%, and 2.79%, respectively, according to Bloomberg. Nine of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Health Care, and Consumer Discretionary, up 17.23%, 16.07%, and 11.00%, respectively, on a total return basis. The two sectors that posted losses were Energy and Telecommunication Services, down 12.61% and 10.74%, respectively.

The current bull market in stocks is the second-longest in U.S. history, according to Bespoke Investment Group. As of June 30, 2017, the bull market stood at 3,035 days (March 9, 2009 - June 30, 2017). The longest bull market spanned 4,494 days (December 4, 1987 - March 24, 2000), or four years longer than the current bull market. As of June 30, 2017, the S&P 500(R) Index's all-time high of 2,453.46 on June 19, 2017, marked the 24th all-time closing high for the index in the first half of 2017, according to Bespoke Investment Group. It notes that the S&P(R) 500 Index has registered over 50 closing highs in a calendar year just four times since 1929. The most closing highs (77) was set in 1995.

The consensus estimated earnings growth rates for 2017 for the S&P 500(R) Index, S&P MidCap 400(R) Index, and S&P SmallCap 600(R) Index were 15.04%, 18.22%, and 19.23%, respectively, as of June 30, 2017, according to Bloomberg. The consensus estimated earnings growth rates for 2018 for the S&P 500(R) Index, S&P MidCap 400(R) Index, and S&P SmallCap 600(R) Index were 11.96%, 14.14%, and 18.86%, respectively, as of June 30, 2017. We continue to be encouraged by such optimistic earnings growth rate estimates.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 4.93% in the first six months of 2017. The worst-performing debt group that we track was GNMAs (Government National Mortgage Association), though the group still generated a positive return. The Bloomberg Barclays GNMA 30-Year Index posted a total return of 0.89%. The yield on the benchmark 10-Year Treasury note (T-note) declined by 14 basis points in the first half of 2017, from 2.45% on December 31, 2016 to 2.31% on June 30, 2017. The average yield on the 10-year T-note was 2.69% for the 10-year period ended June 30, 2017, according to Bloomberg.

FOREIGN STOCKS AND BONDS

The U.S. dollar declined by 6.44% against a basket of major currencies in the first six months of 2017, as measured by the U.S. Dollar Index. With respect to U.S. investors, a weaker U.S. dollar can positively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 5.82% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 4.41% (USD). The MSCI Emerging Markets Index of stocks posted a total return of 18.43% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of 12.82% (USD).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R), which includes 100 of the largest non-financial securities listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R), but each of the securities is initially set at a weight of 1.00% of the Index which is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (4/19/06)      Ended      Ended      (4/19/06)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    15.83%     27.63%     17.32%       9.84%        9.71%      122.24%    155.52%      182.35%
Market Value                           15.97%     27.90%     17.37%       9.85%        9.73%      122.70%    155.95%      182.82%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted
   Index(SM)                           16.17%     28.43%     18.06%      10.54%       10.40%      129.31%    172.31%      202.72%
S&P 500(R) Index                        9.34%     17.90%     14.63%       7.18%        7.92%       97.92%    100.08%      134.88%
NASDAQ-100 Index(R)                    16.78%     29.39%     18.17%      12.46%       12.20%      130.45%    223.49%      262.86%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       39.38%
Consumer Discretionary                       26.97
Health Care                                  19.76
Industrials                                   7.08
Consumer Staples                              4.86
Telecommunication Services                    1.95
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Gilead Sciences, Inc.                         1.11%
CA, Inc.                                      1.09
Biogen, Inc.                                  1.07
Regeneron Pharmaceuticals, Inc.               1.07
Alexion Pharmaceuticals, Inc.                 1.07
Incyte Corp.                                  1.06
Celgene Corp.                                 1.06
Amgen, Inc.                                   1.06
Mylan N.V.                                    1.06
Sirius XM Holdings, Inc.                      1.05
                                            -------
   Total                                     10.70%
                                            =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           DECEMBER 31, 2006 - JUNE 30, 2017

             First Trust NASDAQ-100       NASDAQ-100 Equal     S&P 500(R)    NASDAQ-100
            Equal Weighted Index Fund    Weighted Index(SM)      Index        Index(R)
12/06                $10,000                  $10,000           $10,000       $10,000
06/07                 10,984                   11,010            10,696        11,032
12/07                 10,974                   11,035            10,550        11,924
06/08                  9,615                    9,691             9,292        10,531
12/08                  6,150                    6,231             6,647         6,967
06/09                  7,607                    7,727             6,857         8,528
12/09                  9,811                   10,002             8,405        10,773
06/10                  9,258                    9,468             7,846        10,108
12/10                 11,896                   12,201             9,672        12,943
06/11                 12,789                   13,159            10,253        13,620
12/11                 11,565                   11,946             9,875        13,417
06/12                 12,627                   13,075            10,812        15,487
12/12                 13,284                   13,792            11,455        15,876
06/13                 15,356                   16,015            13,038        17,478
12/13                 18,590                   19,445            15,164        21,741
06/14                 20,073                   21,061            16,247        23,452
12/14                 22,147                   23,302            17,241        25,961
06/15                 22,672                   23,924            17,453        27,108
12/15                 22,640                   23,974            17,479        28,493
06/16                 21,988                   23,343            18,150        27,590
12/16                 24,231                   25,809            19,572        30,558
06/17                 28,067                   29,982            21,400        35,686

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            157              0              0            0
01/01/13 - 12/31/13            203              0              0            0
01/01/14 - 12/31/14            161              3              0            0
01/01/15 - 12/31/15            126              1              0            0
01/01/16 - 12/31/16            107              0              0            0
01/01/17 - 06/30/17            101              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             92              1              0            0
01/01/13 - 12/31/13             49              0              0            0
01/01/14 - 12/31/14             87              1              0            0
01/01/15 - 12/31/15            122              3              0            0
01/01/16 - 12/31/16            145              0              0            0
01/01/17 - 06/30/17             24              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The NASDAQ-100 Index(R) is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (4/19/06)      Ended      Ended      (4/19/06)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    19.05%     44.89%     21.24%      11.80%       11.35%      162.00%    205.04%      233.25%
Market Value                           19.02%     44.99%     21.25%      11.79%       11.35%      162.02%    204.90%      233.41%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector
   Index (SM)                          19.39%     45.84%     22.02%      12.53%       12.06%      170.51%    225.50%      257.70%
S&P 500(R) Index                        9.34%     17.90%     14.63%       7.18%        7.92%       97.92%    100.08%      134.88%
S&P 500 Information Technology
   Index                               17.23%     33.89%     17.18%      10.70%       10.67%      120.93%    176.44%      211.16%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION (1)            LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       96.90%
Health Care                                   3.10
                                            -------
   Total                                    100.00%
                                            =======

(1) The above sector classification is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.


-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
CA, Inc.                                      3.34%
Baidu, Inc., ADR                              3.16
Adobe Systems, Inc.                           3.16
NetEase, Inc., ADR                            3.14
Western Digital Corp.                         3.12
Akamai Technologies, Inc.                     3.11
Cerner Corp.                                  3.10
Apple, Inc.                                   3.10
Facebook, Inc., Class A                       3.09
Cognizant Technology Solutions Corp.,
   Class A                                    3.09
                                            -------
   Total                                     31.41%
                                            =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             DECEMBER 31, 2006 - JUNE 30, 2017

                 First Trust             NASDAQ-100
            NASDAQ-100- Technology    Technology Sector    S&P 500 Information    S&P 500(R)
              Sector Index Fund           Index(SM)         Technology Index        Index
12/06              $10,000                 $10,000               $10,000           $10,000
06/07               10,941                  10,967                10,933            10,696
12/07               10,766                  10,825                11,631            10,550
06/08                9,769                   9,852                10,110             9,292
12/08                5,893                   5,971                 6,613             6,647
06/09                7,901                   8,032                 8,257             6,857
12/09               10,602                  10,817                10,693             8,405
06/10                9,796                  10,022                 9,563             7,846
12/10               12,926                  13,268                11,784             9,672
06/11               13,026                  13,410                12,027            10,253
12/11               12,183                  12,583                12,069             9,875
06/12               12,739                  13,198                13,679            10,812
12/12               13,161                  13,677                13,858            11,455
06/13               14,703                  15,329                14,738            13,038
12/13               18,177                  19,013                17,798            15,164
06/14               20,562                  21,576                19,389            16,247
12/14               22,690                  23,887                21,378            17,241
06/15               22,130                  23,361                21,540            17,453
12/15               22,378                  23,697                22,645            17,479
06/16               23,034                  24,479                22,573            18,150
12/16               28,034                  29,899                25,781            19,571
06/17               33,374                  35,696                30,223            21,399

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            132              0              0            0
01/01/13 - 12/31/13            170              0              0            0
01/01/14 - 12/31/14            171              4              0            0
01/01/15 - 12/31/15            164              2              0            0
01/01/16 - 12/31/16            147              0              0            0
01/01/17 - 06/30/17             88              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            117              1              0            0
01/01/13 - 12/31/13             81              1              0            0
01/01/14 - 12/31/14             76              1              0            0
01/01/15 - 12/31/15             85              1              0            0
01/01/16 - 12/31/16            105              0              0            0
01/01/17 - 06/30/17             37              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (2/8/07)      Ended      Ended       (2/8/07)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    14.28%     19.05%     15.29%      8.78%        8.90%       103.65%    131.93%      142.48%
Market Value                           14.34%     19.08%     15.48%      8.78%        8.90%       105.41%    131.93%      142.48%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector
   Index(SM)                           14.64%     19.76%     15.99%      9.45%        9.58%       109.95%    146.74%      158.71%
Russell 1000(R) Index                   9.27%     18.03%     14.67%      7.29%        7.43%        98.25%    102.11%      110.58%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                       40.52%
Health Care                                  28.21
Industrials                                  10.63
Information Technology                       10.39
Consumer Staples                              7.31
Telecommunication Services                    2.94
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Gilead Sciences, Inc.                         1.66%
Biogen, Inc.                                  1.62
Regeneron Pharmaceuticals, Inc.               1.61
Alexion Pharmaceuticals, Inc.                 1.61
Incyte Corp.                                  1.61
Celgene Corp.                                 1.60
Amgen, Inc.                                   1.60
Mylan N.V.                                    1.59
Sirius XM Holdings, Inc.                      1.59
Vertex Pharmaceuticals, Inc.                  1.58
                                            -------
   Total                                     16.07%
                                            =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         FEBRUARY 8, 2007 - JUNE 30, 2017

      First Trust NASDAQ-100 Ex-Technology    NASDAQ-100 Ex-Tech    Russell 1000(R)
               Sector Index Fund               Sector Index(SM)          Index
02/07               $10,000                        $10,000              $10,000
12/07                10,595                         10,653               10,282
06/08                 9,057                          9,126                9,131
12/08                 6,029                          6,102                6,417
06/09                 7,060                          7,165                6,694
12/09                 8,848                          9,009                8,241
06/10                 8,454                          8,633                7,714
12/10                10,674                         10,935                9,568
06/11                11,961                         12,294               10,177
12/11                10,558                         10,894                9,711
06/12                11,906                         12,317               10,622
12/12                12,703                         13,172               11,306
06/13                15,089                         15,721               12,879
12/13                17,942                         18,744               15,050
06/14                18,764                         19,668               16,144
12/14                20,697                         21,749               17,043
06/15                21,821                         23,016               17,334
12/15                21,679                         22,947               17,199
06/16                20,367                         21,602               17,842
12/16                21,216                         22,565               19,271
06/17                24,248                         25,871               21,058

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            127              1              0            0
01/01/13 - 12/31/13            145             13              0            0
01/01/14 - 12/31/14            151             14              0            0
01/01/15 - 12/31/15            201              6              0            0
01/01/16 - 12/31/16             80              0              0            0
01/01/17 - 06/30/17             24              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            111             11              0            0
01/01/13 - 12/31/13             82             12              0            0
01/01/14 - 12/31/14             79              7              1            0
01/01/15 - 12/31/15             42              3              0            0
01/01/16 - 12/31/16            172              0              0            0
01/01/17 - 06/30/17            101              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution, and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels, and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (2/8/07)      Ended      Ended       (2/8/07)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    16.91%     26.86%     15.16%      -2.14%       -0.53%      102.54%    -19.47%       -5.42%
Market Value                           16.90%     27.01%     15.22%      -2.11%       -0.53%      103.11%    -19.24%       -5.35%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green
   Energy Index(SM)                    17.05%     26.65%     14.86%      -1.99%       -0.35%       99.90%    -18.19%       -3.60%
Russell 2000(R) Index                   4.99%     24.60%     13.70%       6.92%        6.92%       90.05%     95.22%      100.32%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       53.05%
Industrials                                  18.32
Utilities                                    16.07
Consumer Discretionary                        8.19
Energy                                        2.50
Financials                                    1.87
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Acuity Brands, Inc.                           9.64%
Tesla, Inc.                                   8.19
Microsemi Corp.                               7.36
Universal Display Corp.                       7.08
ON Semiconductor Corp.                        7.01
First Solar, Inc.                             4.00
Hexcel Corp.                                  3.97
Itron, Inc.                                   3.87
AVX Corp.                                     3.86
Ormat Technologies, Inc.                      3.81
                                            -------
   Total                                     58.79%
                                            =======

-----------------------------
Nasdaq(R) and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       FEBRUARY 8, 2007 - JUNE 30, 2017

            First Trust NASDAQ(R)
             Clean Edge(R) Green     NASDAQ(R) Clean Edge(R)    Russell 2000(R)
              Energy Index Fund        Green Energy Index            Index
02/07              $10,000                   $10,000                $10,000
12/07               15,430                    15,522                  9,489
06/08               12,350                    12,472                  8,599
12/08                5,595                     5,675                  6,283
06/09                6,920                     7,038                  6,449
12/09                8,045                     8,213                  7,990
06/10                6,665                     6,824                  7,834
12/10                8,210                     8,434                 10,136
06/11                7,640                     7,879                 10,765
12/11                4,825                     4,992                  9,713
06/12                4,670                     4,822                 10,542
12/12                4,801                     4,927                 11,301
06/13                7,177                     7,346                 13,093
12/13                9,111                     9,329                 15,688
06/14               10,479                    10,732                 16,188
12/14                8,834                     9,037                 16,455
06/15                9,481                     9,700                 17,237
12/15                8,266                     8,460                 15,729
06/16                7,456                     7,611                 16,078
12/16                8,091                     8,235                 19,081
06/17                9,459                     9,639                 20,033

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             37              6              1            0
01/01/13 - 12/31/13            168              5              0            0
01/01/14 - 12/31/14            122              3              0            0
01/01/15 - 12/31/15            160              1              0            0
01/01/16 - 12/31/16             68              0              0            0
01/01/17 - 06/30/17             75              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            153             52              1            0
01/01/13 - 12/31/13             75              4              0            0
01/01/14 - 12/31/14            124              3              0            0
01/01/15 - 12/31/15             89              2              0            0
01/01/16 - 12/31/16            184              0              0            0
01/01/17 - 06/30/17             50              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 200 REITs or REIT-like structures in 15 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global REIT Index. The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. As of June 30, 2017, the Index is comprised of 157 companies. The Index includes the securities of small and mid cap companies. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    1.78%      -2.76%      8.64%      5.14%        4.18%       51.36%      65.05%       51.43%
Market Value                           1.73%      -2.80%      8.68%      5.12%        4.18%       51.61%      64.70%       51.44%

INDEX PERFORMANCE
S&P United States REIT Index*          2.07%      -2.25%      9.23%       N/A          N/A        55.49%       N/A          N/A
FTSE EPRA/NAREIT North
   America Index                       1.81%      -2.64%      8.45%      5.31%        4.36%       50.00%      67.80%       54.14%
Russell 3000(R) Index                  8.93%      18.51%     14.58%      7.26%        7.14%       97.53%     101.46%      101.22%
-----------------------------------------------------------------------------------------------------------------------------------

* On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
REIT CLASSIFICATION                  LONG-TERM INVESTMENTS
-----------------------------------------------------------
Retail                                       19.63%
Residential                                  17.60
Specialized                                  13.92
Health Care                                  13.74
Office                                       13.49
Diversified                                   7.94
Industrial                                    7.35
Hotel & Resort                                6.33
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                    6.27%
Public Storage                                3.87
Prologis, Inc.                                3.86
Welltower, Inc.                               3.40
AvalonBay Communities, Inc.                   3.29
Ventas, Inc.                                  3.06
Equity Residential                            3.00
Boston Properties, Inc.                       2.35
Digital Realty Trust, Inc.                    2.24
Essex Property Trust, Inc.                    2.10
                                            -------
   Total                                     33.44%
                                            =======

-----------------------------
Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       MAY 8, 2007 - JUNE 30, 2017

            First Trust S&P REIT     FTSE EPRA/NAREIT      Russell 3000(R)
                 Index Fund         North America Index         Index
05/07             $10,000                 $10,000              $10,000
12/07               8,093                   8,206                9,811
06/08               7,739                   7,843                8,728
12/08               4,947                   4,872                6,151
06/09               4,319                   4,381                6,405
12/09               6,333                   6,442                7,889
06/10               6,679                   6,772                7,412
12/10               8,090                   8,287                9,225
06/11               8,899                   9,163                9,811
12/11               8,729                   8,965                9,319
06/12              10,007                  10,276               10,188
12/12              10,247                  10,593               10,849
06/13              10,871                  11,091               12,374
12/13              10,434                  10,728               14,489
06/14              12,245                  12,560               15,495
12/14              13,523                  13,748               16,308
06/15              12,667                  12,915               16,624
12/15              13,789                  13,997               16,386
06/16              15,576                  15,833               16,979
12/16              14,881                  15,141               18,471
06/17              15,146                  15,415               20,120

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            159              0              0            0
01/01/13 - 12/31/13            130              0              0            0
01/01/14 - 12/31/14            193              0              0            0
01/01/15 - 12/31/15            130              0              0            0
01/01/16 - 12/31/16            156              0              0            0
01/01/17 - 06/30/17             72              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             91              0              0            0
01/01/13 - 12/31/13            122              0              0            0
01/01/14 - 12/31/14             59              0              0            0
01/01/15 - 12/31/15            122              0              0            0
01/01/16 - 12/31/16             96              0              0            0
01/01/17 - 06/30/17             53              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Water Index (formerly the ISE Water Index) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks as of June 30, 2017, that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    9.18%      22.96%     14.56%      7.91%        8.69%        97.36%    114.01%      132.95%
Market Value                           9.15%      22.95%     14.35%      7.93%        8.69%        95.50%    114.44%      132.99%

INDEX PERFORMANCE
ISE Clean Edge Water Index*            9.23%      23.34%     15.25%      8.60%        9.39%       103.29%    128.10%      148.51%
Russell 3000(R) Index                  8.93%      18.51%     14.58%      7.26%        7.14%        97.53%    101.46%      101.22%
-----------------------------------------------------------------------------------------------------------------------------------

* Formerly ISE Water(TM) Index.

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  56.99%
Utilities                                    20.60
Health Care                                  11.48
Materials                                     6.01
Information Technology                        4.92
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Xylem, Inc.                                   4.16%
IDEX Corp.                                    4.07
A.O. Smith Corp.                              4.01
Roper Technologies, Inc.                      3.98
Pentair PLC                                   3.93
Ecolab, Inc.                                  3.91
American Water Works Co., Inc.                3.90
Danaher Corp.                                 3.88
Agilent Technologies, Inc.                    3.84
IDEXX Laboratories, Inc.                      3.75
                                            -------
   Total                                     39.43%
                                            =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Clean Edge Water Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE Clean Edge Water Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 8, 2007 - JUNE 30, 2017

            First Trust            ISE Clean Edge            Russell 3000(R)
             Water ETF              Water Index                   Index
05/07         $10,000                 $10,000                    $10,000
12/07          11,212                  11,260                      9,811
06/08          10,992                  11,056                      8,728
12/08           7,915                   7,987                      6,151
06/09           8,168                   8,276                      6,405
12/09           9,522                   9,681                      7,889
06/10           8,989                   9,168                      7,412
12/10          11,378                  11,653                      9,225
06/11          11,910                  12,243                      9,811
12/11          10,738                  11,076                      9,319
06/12          11,803                  12,225                     10,188
12/12          13,619                  14,153                     10,849
06/13          14,585                  15,220                     12,374
12/13          17,830                  18,667                     14,489
06/14          18,338                  19,251                     15,495
12/14          17,894                  18,847                     16,308
06/15          16,709                  17,652                     16,624
12/15          16,138                  17,103                     16,386
06/16          18,944                  20,147                     16,979
12/16          21,335                  22,750                     18,471
06/17          23,294                  24,850                     20,120

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            121              1              0            0
01/01/13 - 12/31/13            197              0              0            0
01/01/14 - 12/31/14            195              0              0            0
01/01/15 - 12/31/15            133              0              0            0
01/01/16 - 12/31/16            152              0              0            0
01/01/17 - 06/30/17             83              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%     1.00%-1.99%   >=2.00%
01/01/12 - 12/31/12            127              1               0           0
01/01/13 - 12/31/13             55              0               0           0
01/01/14 - 12/31/14             56              1               0           0
01/01/15 - 12/31/15            119              0               0           0
01/01/16 - 12/31/16            100              0               0           0
01/01/17 - 06/30/17             42              0               0           0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in equity securities that comprise the Index. The Index is designed to take advantage of both event-driven news and long term trends in the natural gas industry. Equity securities are selected for inclusion in the Index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements. After application of the screens, the remaining equity securities are divided into two groups, one for equity securities issued by master limited partnerships ("MLPs") and one for equity securities issued by entities that are not master limited partnerships ("non-MLPs"). The Index is allocated 85% to equity securities issued by non-MLPs, and the remaining 15% consists of equity securities issued by MLPs. The Index uses a linear-based capitalization-weighted methodology for each of the MLP and non-MLP group of constituents that initially ranks the equity securities based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each equity security by a factor relating to its market capitalization. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                   -20.33%     -14.17%    -23.04%    -13.89%      -13.58%      -73.01%    -77.60%      -77.26%
Market Value                          -20.44%     -14.25%    -23.07%    -13.89%      -13.59%      -73.05%    -77.59%      -77.28%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index      -20.07%     -13.46%    -23.05%    -13.60%      -13.28%      -73.02%    -76.81%      -76.44%
S&P Composite 1500(R) Energy Index    -13.82%      -5.07%      0.92%      0.91%        1.52%        4.69%      9.50%       16.53%
Russell 3000(R) Index                   8.93%      18.51%     14.58%      7.26%        7.14%       97.53%    101.46%      101.22%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY CLASSIFICATION          LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production           81.32%
Oil & Gas Storage & Transportation           14.54
Gas Utilities                                 2.55
Oil & Gas Refining & Marketing                0.80
Oil & Gas Drilling                            0.79
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Anadarko Petroleum Corp.                      5.61%
Devon Energy Corp.                            5.45
Noble Energy, Inc.                            5.38
Concho Resources, Inc.                        5.34
Cabot Oil & Gas Corp.                         5.19
Chesapeake Energy Corp.                       4.90
EQT Corp.                                     4.56
Range Resources Corp.                         4.44
Encana Corp.                                  4.42
Cimarex Energy Co.                            4.26
                                            -------
   Total                                     49.55%
                                            =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-Revere Natural Gas(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE-Revere Natural Gas(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   MAY 8, 2007 - JUNE 30, 2017

            First Trust Natural    ISE-Revere Natural    Russell 3000(R)    S&P Composite 1500(R)
                  Gas ETF            Gas(TM) Index            Index             Energy Index
05/07             $10,000               $10,000              $10,000               $10,000
12/07              11,166                11,213                9,804                12,170
06/08              15,755                15,942                8,721                13,578
12/08               5,967                 6,016                6,147                 7,810
06/09               6,454                 6,518                6,405                 7,740
12/09               8,903                 9,017                7,889                 9,092
06/10               7,752                 7,891                7,412                 8,016
12/10               9,992                10,254                9,225                11,036
06/11              11,012                11,342                9,811                12,304
12/11               9,308                 9,620                9,319                11,469
06/12               8,426                 8,735               10,188                11,132
12/12               8,051                 8,375               10,849                11,967
06/13               8,290                 8,639               12,374                13,130
12/13              10,075                10,530               14,489                15,006
06/14              12,210                12,790               15,495                16,951
12/14               5,842                 6,105               16,308                13,630
06/15               4,980                 5,159               16,624                12,991
12/15               2,389                 2,461               16,386                10,621
06/16               2,650                 2,723               16,979                12,275
12/16               2,855                 2,948               18,471                13,521
06/17               2,275                 2,356               20,120                11,652

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            151              0              0            0
01/01/13 - 12/31/13            149              0              0            0
01/01/14 - 12/31/14            140              1              0            0
01/01/15 - 12/31/15            155              1              0            0
01/01/16 - 12/31/16            156              6              1            0
01/01/17 - 06/30/17             60              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             99              0              0            0
01/01/13 - 12/31/13            103              0              0            0
01/01/14 - 12/31/14            111              0              0            0
01/01/15 - 12/31/15             93              3              0            0
01/01/16 - 12/31/16             88              1              0            0
01/01/17 - 06/30/17             65              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    28.41%     30.40%     13.97%      5.87%        6.73%       92.33%      76.85%       93.65%
Market Value                           28.66%     30.51%     13.96%      5.88%        6.74%       92.20%      77.07%       93.81%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                  28.69%     31.16%     14.51%      6.42%        7.29%       96.90%      86.38%      104.24%
Russell 3000(R) Index                   8.93%     18.51%     14.58%      7.26%        7.14%       97.53%     101.46%      101.22%
MSCI Emerging Markets Index            18.43%     23.75%      3.96%      1.91%        2.59%       21.41%      20.88%       29.64%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       42.00%
Consumer Discretionary                       23.75
Financials                                   15.09
Health Care                                   5.82
Telecommunication Services                    5.17
Energy                                        3.20
Industrials                                   2.30
Materials                                     2.07
Utilities                                     0.60
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Alibaba Group Holding Ltd., ADR               7.97%
Infosys Ltd., ADR                             6.89
ICICI Bank Ltd., ADR                          6.89
HDFC Bank Ltd., ADR                           6.86
JD.com, Inc., ADR                             6.78
Baidu, Inc., ADR                              6.65
Dr. Reddy's Laboratories Ltd., ADR            4.31
NetEase, Inc., ADR                            4.18
Ctrip.com International Ltd., ADR             3.90
Wipro Ltd., ADR                               3.82
                                            -------
   Total                                     58.25%
                                            =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE ChIndia(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JUNE 30, 2017

            First Trust    ISE ChIndia(TM)    Russell 3000(R)     MSCI Emerging
            Chindia ETF         Index              Index          Markets Index
05/07         $10,000          $10,000            $10,000            $10,000
12/07          13,873           13,952              9,804             12,715
06/08           9,985           10,059              8,721             11,220
12/08           5,968            6,031              6,147              5,934
06/09           8,329            8,451              6,405              8,071
12/09          10,836           11,031              7,889             10,593
06/10          10,540           10,767              7,412              9,939
12/10          12,836           13,175              9,225             12,592
06/11          13,047           13,466              9,811             12,703
12/11           9,497            9,771              9,319             10,273
06/12          10,069           10,375             10,188             10,677
12/12          11,121           11,483             10,849             12,145
06/13          11,258           11,659             12,374             10,983
12/13          15,103           15,665             14,489             11,829
06/14          16,047           16,680             15,495             12,555
12/14          15,461           16,096             16,308             11,571
06/15          16,560           17,273             16,624             11,912
12/15          15,411           16,121             16,386              9,844
06/16          14,850           15,576             16,979             10,475
12/16          15,080           15,875             18,471             10,945
06/17          19,365           20,430             20,120             12,962

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12             63              1              0            0
01/01/13 - 12/31/13             66              0              0            0
01/01/14 - 12/31/14             96              0              0            0
01/01/15 - 12/31/15            147              0              0            0
01/01/16 - 12/31/16            132              0              0            0
01/01/17 - 06/30/17             90              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            175             11              0            0
01/01/13 - 12/31/13            185              1              0            0
01/01/14 - 12/31/14            155              1              0            0
01/01/15 - 12/31/15            105              0              0            0
01/01/16 - 12/31/16            120              0              0            0
01/01/17 - 06/30/17             35              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank IndexSM (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on Nasdaq. The Index is jointly owned and was developed by Nasdaq and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on Nasdaq excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the Federal Deposit Insurance Company. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 1, 2009.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                             TOTAL RETURNS               TOTAL RETURNS
                                                6 Months     1 Year      5 Years     Inception      5 Years      Inception
                                                 Ended        Ended       Ended      (6/29/09)       Ended       (6/29/09)
                                                6/30/17      6/30/17     6/30/17     to 6/30/17     6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                              -3.48%      35.08%      16.77%        13.93%       117.11%       183.95%
Market Value                                     -3.68%      35.07%      16.81%        13.92%       117.51%       183.81%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank
   Index(SM)                                     -3.18%      35.98%      17.50%        14.66%       123.96%       198.88%
S&P Composite 1500(R) Financials Index            6.23%      34.20%      17.75%        14.68%       126.31%       199.36%
Russell 3000(R) Index                             8.93%      18.51%      14.58%        15.27%        97.53%       211.82%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION              LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                        88.12%
Thrifts & Mortgage Finance                   11.58
IT Services                                   0.30
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
East West Bancorp, Inc.                       3.49%
Bank of the Ozarks                            2.48
Commerce Bancshares, Inc.                     2.38
PacWest Bancorp                               2.31
BOK Financial Corp.                           2.27
TFS Financial Corp.                           1.81
First Hawaiian, Inc.                          1.76
Wintrust Financial Corp.                      1.76
Popular, Inc.                                 1.76
IBERIABANK Corp.                              1.71
                                            -------
   Total                                     21.73%
                                            =======

-----------------------------
Nasdaq(R), OMX(R), Nasdaq OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of Nasdaq, Inc. ("Nasdaq") and American Bankers Association ("ABA") (Nasdaq and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      JUNE 29, 2009 - JUNE 30, 2017

            First Trust NASDAQ(R) ABA       NASDAQ OMX(R) ABA        S&P Composite 1500    Russell 3000(R)
            Community Bank Index Fund    Community Bank Index(SM)     Financials Index          Index
06/09                $10,000                     $10,000                  $10,000              $10,000
12/09                 11,280                      11,318                   12,112               12,224
06/10                 11,438                      11,505                   11,744               11,484
12/10                 12,721                      12,846                   13,722               14,293
06/11                 12,520                      12,688                   13,420               15,201
12/11                 11,898                      12,095                   11,662               14,439
06/12                 13,081                      13,343                   13,227               15,785
12/12                 13,507                      13,817                   14,806               16,809
06/13                 16,006                      16,427                   17,584               19,172
12/13                 19,302                      19,873                   19,879               22,448
06/14                 19,296                      19,929                   20,907               24,006
12/14                 19,827                      20,537                   22,839               25,266
06/15                 21,637                      22,484                   22,892               25,761
12/15                 21,390                      22,288                   22,677               25,388
06/16                 21,026                      21,976                   22,310               26,307
12/16                 29,426                      30,865                   28,184               28,619
06/17                 28,402                      29,883                   29,940               31,175

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            100             17              1            0
01/01/13 - 12/31/13            139             24              0            0
01/01/14 - 12/31/14            115              9              0            0
01/01/15 - 12/31/15            137              5              0            0
01/01/16 - 12/31/16            133              0              0            0
01/01/17 - 06/30/17             77              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            114             18              0            0
01/01/13 - 12/31/13             72             17              0            0
01/01/14 - 12/31/14            116             12              0            0
01/01/15 - 12/31/15            110              0              0            0
01/01/16 - 12/31/16            119              0              0            0
01/01/17 - 06/30/17             48              0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2017 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2017      JUNE 30, 2017       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                               $1,000.00           $1,158.30            0.60%              $3.21
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                               $1,000.00           $1,190.50            0.58%              $3.15
Hypothetical (5% return before expenses)             $1,000.00           $1,021.92            0.58%              $2.91

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                               $1,000.00           $1,142.80            0.60%              $3.19
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                               $1,000.00           $1,169.10            0.60%              $3.23
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00           $1,017.80            0.47%              $2.35
Hypothetical (5% return before expenses)             $1,000.00           $1,022.46            0.47%              $2.36

FIRST TRUST WATER ETF (FIW)
Actual                                               $1,000.00           $1,091.80            0.55%              $2.85
Hypothetical (5% return before expenses)             $1,000.00           $1,022.07            0.55%              $2.76

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2017      JUNE 30, 2017       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                               $1,000.00           $  796.70            0.60%              $2.67
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST CHINDIA ETF (FNI)
Actual                                               $1,000.00           $1,284.10            0.60%              $3.40
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                               $1,000.00           $ 965.20             0.60%              $2.92
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2017 through June 30, 2017), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIRLINES -- 1.0%
     114,809 American Airlines Group, Inc.     $    5,777,189
                                               --------------
             AUTOMOBILES -- 1.0%
      14,997 Tesla, Inc. (a) (b)                    5,423,065
                                               --------------
             BEVERAGES -- 1.0%
     111,124 Monster Beverage Corp. (b)             5,520,640
                                               --------------
             BIOTECHNOLOGY -- 10.6%
      49,118 Alexion Pharmaceuticals, Inc. (b)      5,976,187
      34,541 Amgen, Inc.                            5,948,996
      22,186 Biogen, Inc. (b)                       6,020,393
      63,440 BioMarin Pharmaceutical, Inc. (b)      5,761,621
      45,816 Celgene Corp. (b)                      5,950,124
      87,722 Gilead Sciences, Inc.                  6,208,963
      47,293 Incyte Corp. (b)                       5,954,662
      12,244 Regeneron Pharmaceuticals,
                Inc. (b)                            6,013,518
      34,034 Shire PLC, ADR                         5,624,799
      45,109 Vertex Pharmaceuticals, Inc. (b)       5,813,197
                                               --------------
                                                   59,272,460
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
      43,206 Cintas Corp.                           5,445,684
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     178,116 Cisco Systems, Inc.                    5,575,031
                                               --------------
             FOOD & STAPLES RETAILING -- 2.0%
      33,340 Costco Wholesale Corp.                 5,332,066
      71,848 Walgreens Boots Alliance, Inc.         5,626,417
                                               --------------
                                                   10,958,483
                                               --------------
             FOOD PRODUCTS -- 1.9%
      62,735 Kraft Heinz (The) Co.                  5,372,625
     123,719 Mondelez International, Inc.,
                Class A                             5,343,424
                                               --------------
                                                   10,716,049
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 4.1%
      88,371 DENTSPLY SIRONA, Inc.                  5,729,976
     126,452 Hologic, Inc. (b)                      5,738,392
      34,815 IDEXX Laboratories, Inc. (b)           5,619,837
       6,123 Intuitive Surgical, Inc. (b)           5,727,270
                                               --------------
                                                   22,815,475
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.0%
      89,527 Express Scripts Holding Co. (b)        5,715,404
      30,679 Henry Schein, Inc. (b)                 5,614,870
                                               --------------
                                                   11,330,274
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.0%
      84,915 Cerner Corp. (b)                       5,644,300
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.0%
      53,903 Marriott International, Inc.,
                Class A                             5,407,010
     106,587 Norwegian Cruise Line Holdings
                Ltd. (b)                            5,786,608


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                (CONTINUED)
      93,449 Starbucks Corp.                   $    5,449,011
      41,594 Wynn Resorts Ltd.                      5,578,588
                                               --------------
                                                   22,221,217
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 7.1%
       5,640 Amazon.com, Inc. (b)                   5,459,520
     106,474 Ctrip.com International Ltd.,
                ADR (b)                             5,734,690
      38,432 Expedia, Inc.                          5,724,446
     146,954 JD.com, Inc., ADR (b)                  5,763,536
     115,493 Liberty Interactive Corp. QVC
                Group, Class A (b)                  2,834,198
      53,404 Liberty Ventures, Series A (b)         2,792,495
      36,705 Netflix, Inc. (b)                      5,484,094
       3,103 Priceline Group (The), Inc. (b)        5,804,224
                                               --------------
                                                   39,597,203
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 7.0%
     114,224 Akamai Technologies, Inc. (b)          5,689,497
       2,936 Alphabet, Inc., Class A (b)            2,729,540
       2,990 Alphabet, Inc., Class C (b)            2,717,103
      32,196 Baidu, Inc., ADR (b)                   5,758,576
     164,754 eBay, Inc. (b)                         5,753,210
      37,308 Facebook, Inc., Class A (b)            5,632,762
      21,370 MercadoLibre, Inc.                     5,361,306
      18,997 NetEase, Inc., ADR                     5,711,068
                                               --------------
                                                   39,353,062
                                               --------------
             IT SERVICES -- 4.9%
      54,173 Automatic Data Processing, Inc.        5,550,566
      84,663 Cognizant Technology Solutions
                Corp., Class A                      5,621,623
      45,072 Fiserv, Inc. (b)                       5,514,108
      91,963 Paychex, Inc.                          5,236,373
     107,670 PayPal Holdings, Inc. (b)              5,778,649
                                               --------------
                                                   27,701,319
                                               --------------
             LEISURE PRODUCTS -- 2.0%
      50,899 Hasbro, Inc.                           5,675,747
     271,190 Mattel, Inc.                           5,838,721
                                               --------------
                                                   11,514,468
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      32,651 Illumina, Inc. (b)                     5,665,602
                                               --------------
             MACHINERY -- 1.0%
      86,158 PACCAR, Inc.                           5,689,874
                                               --------------
             MEDIA -- 8.0%
      16,496 Charter Communications, Inc.,
                Class A (b)                         5,556,678
     136,215 Comcast Corp., Class A                 5,301,488
     106,303 Discovery Communications, Inc.,
                Class A (b)                         2,745,806
     110,099 Discovery Communications, Inc.,
                Class C (b)                         2,775,596
      87,136 DISH Network Corp., Class A (b)        5,468,655


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA (CONTINUED)
      48,110 Liberty Global PLC, Class A (b)   $    1,545,293
      49,749 Liberty Global PLC, Class C (b)        1,551,174
      68,591 Liberty Global PLC LiLAC,
                Class A (a) (b)                     1,493,226
      69,474 Liberty Global PLC LiLAC,
                Class C (b)                         1,487,438
   1,080,013 Sirius XM Holdings, Inc. (a)           5,907,671
     102,328 Twenty-First Century Fox, Inc.,
                Class A                             2,899,976
     103,556 Twenty-First Century Fox, Inc.,
                Class B                             2,886,106
     160,351 Viacom, Inc., Class B                  5,382,983
                                               --------------
                                                   45,002,090
                                               --------------
             MULTILINE RETAIL -- 1.0%
      80,405 Dollar Tree, Inc. (b)                  5,621,918
                                               --------------
             PHARMACEUTICALS -- 1.1%
     153,129 Mylan N.V. (b)                         5,944,468
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
      67,404 Verisk Analytics, Inc. (b)             5,686,876
                                               --------------
             ROAD & RAIL -- 2.1%
     106,504 CSX Corp.                              5,810,858
      62,690 J.B. Hunt Transport Services, Inc.     5,728,612
                                               --------------
                                                   11,539,470
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 13.5%
      70,362 Analog Devices, Inc.                   5,474,164
     129,298 Applied Materials, Inc.                5,341,300
      23,750 Broadcom Ltd.                          5,534,938
     159,054 Intel Corp.                            5,366,482
      57,616 KLA-Tencor Corp.                       5,272,440
      37,894 Lam Research Corp.                     5,359,348
     120,997 Maxim Integrated Products, Inc.        5,432,765
      69,105 Microchip Technology, Inc.             5,333,524
     185,539 Micron Technology, Inc. (b)            5,540,195
      36,945 NVIDIA Corp.                           5,340,769
      99,180 QUALCOMM, Inc.                         5,476,720
      55,082 Skyworks Solutions, Inc.               5,285,118
      70,587 Texas Instruments, Inc.                5,430,258
      86,867 Xilinx, Inc.                           5,587,285
                                               --------------
                                                   75,775,306
                                               --------------
             SOFTWARE -- 9.9%
      94,935 Activision Blizzard, Inc.              5,465,408
      40,615 Adobe Systems, Inc. (b)                5,744,586
      53,451 Autodesk, Inc. (b)                     5,388,930
     177,441 CA, Inc.                               6,116,391
      51,048 Check Point Software
                Technologies Ltd. (b)               5,568,316
      70,645 Citrix Systems, Inc. (b)               5,621,929
      50,081 Electronic Arts, Inc. (b)              5,294,563
      40,085 Intuit, Inc.                           5,323,689
      80,216 Microsoft Corp.                        5,529,289
     198,678 Symantec Corp.                         5,612,653
                                               --------------
                                                   55,665,754
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL -- 3.9%
      24,460 O'Reilly Automotive, Inc. (b)     $    5,350,380
      93,918 Ross Stores, Inc.                      5,421,886
     101,513 Tractor Supply Co.                     5,503,020
      18,968 Ulta Beauty, Inc. (b)                  5,450,265
                                               --------------
                                                   21,725,551
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.0%
      39,173 Apple, Inc.                            5,641,695
     134,258 Seagate Technology PLC                 5,202,498
      64,505 Western Digital Corp.                  5,715,143
                                               --------------
                                                   16,559,336
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
     127,284 Fastenal Co.                           5,540,673
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.9%
      88,232 T-Mobile US, Inc. (b)                  5,348,624
     194,242 Vodafone Group PLC, ADR                5,580,573
                                               --------------
                                                   10,929,197
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        560,212,034
             (Cost $493,358,881)               --------------

             MONEY MARKET FUNDS -- 1.9%
  10,510,102 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (c) (d)                      10,510,102
             (Cost $10,510,102)                --------------

             TOTAL INVESTMENTS -- 101.9%          570,722,136
             (Cost $503,868,983) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.9)%             (10,628,809)
                                               --------------
             NET ASSETS -- 100.0%              $  560,093,327
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $10,392,827 and the total value of the collateral held by the Fund is $10,510,102.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $85,588,690 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,735,537.

ADR - American Depositary Receipt


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $  560,212,034  $          --  $          --
Money Market
   Funds               10,510,102             --             --
                   --------------------------------------------
Total Investments  $  570,722,136  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $  10,392,827
Non-cash Collateral(2)                              (10,392,827)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             COMMUNICATIONS EQUIPMENT
                -- 3.1%
   2,006,465 Cisco Systems, Inc.               $   62,802,355
                                               --------------
             HEALTH CARE TECHNOLOGY -- 3.1%
     957,189 Cerner Corp. (a)                      63,624,353
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 15.5%
   1,281,963 Akamai Technologies, Inc. (a)         63,854,577
      33,116 Alphabet, Inc., Class A (a)           30,787,283
      33,710 Alphabet, Inc., Class C (a)           30,633,288
     362,653 Baidu, Inc., ADR (a)                  64,864,116
     420,748 Facebook, Inc., Class A (a)           63,524,533
     214,323 NetEase, Inc., ADR                    64,431,923
                                               --------------
                                                  318,095,720
                                               --------------
             IT SERVICES -- 3.1%
     954,585 Cognizant Technology Solutions
                Corp., Class A                     63,384,444
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 41.5%
     793,877 Analog Devices, Inc.                  61,763,631
   1,453,416 Applied Materials, Inc.               60,040,615
     267,189 Broadcom Ltd.                         62,268,396
   1,793,649 Intel Corp.                           60,517,717
     648,819 KLA-Tencor Corp.                      59,373,427
     426,308 Lam Research Corp.                    60,292,740
   1,365,999 Maxim Integrated Products, Inc.       61,333,355
     777,064 Microchip Technology, Inc.            59,973,799
   2,087,508 Micron Technology, Inc. (a)           62,332,989
     415,920 NVIDIA Corp.                          60,125,395
   1,117,262 QUALCOMM, Inc.                        61,695,208
     619,880 Skyworks Solutions, Inc.              59,477,486
     794,921 Texas Instruments, Inc.               61,153,273
     979,772 Xilinx, Inc.                          63,018,935
                                               --------------
                                                  853,366,966
                                               --------------
             SOFTWARE -- 24.6%
     458,044 Adobe Systems, Inc. (a)               64,785,743
     602,794 Autodesk, Inc. (a)                    60,773,691
   1,991,686 CA, Inc.                              68,653,416
     576,378 Check Point Software Technologies
                Ltd. (a)                           62,871,312
     795,074 Citrix Systems, Inc. (a)              63,271,989
     451,842 Intuit, Inc.                          60,009,136
     904,279 Microsoft Corp.                       62,331,952
   2,232,159 Symantec Corp.                        63,058,492
                                               --------------
                                                  505,755,731
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 9.1%
     441,609 Apple, Inc.                       $   63,600,528
   1,502,892 Seagate Technology PLC                58,237,065
     723,793 Western Digital Corp.                 64,128,060
                                               --------------
                                                  185,965,653
                                               --------------

             TOTAL INVESTMENTS -- 100.0%        2,052,995,222
             (Cost $1,773,163,066) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                   547,835
                                               --------------
             NET ASSETS -- 100.0%              $2,053,543,057
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $305,476,313 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,644,157.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $2,052,995,222  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AIRLINES -- 1.6%
      31,317 American Airlines Group, Inc.     $    1,575,871
                                               --------------
             AUTOMOBILES -- 1.5%
       4,114 Tesla, Inc. (b) (c)                    1,487,663
                                               --------------
             BEVERAGES -- 1.5%
      30,370 Monster Beverage Corp. (c)             1,508,782
                                               --------------
             BIOTECHNOLOGY -- 15.9%
      13,405 Alexion Pharmaceuticals, Inc. (c)      1,630,986
       9,407 Amgen, Inc.                            1,620,168
       6,069 Biogen, Inc. (c)                       1,646,884
      17,267 BioMarin Pharmaceutical, Inc. (c)      1,568,189
      12,487 Celgene Corp. (c)                      1,621,687
      23,829 Gilead Sciences, Inc.                  1,686,617
      12,943 Incyte Corp. (c)                       1,629,653
       3,322 Regeneron Pharmaceuticals,
                Inc. (c)                            1,631,567
       9,276 Shire PLC, ADR                         1,533,044
      12,408 Vertex Pharmaceuticals, Inc. (c)       1,599,019
                                               --------------
                                                   16,167,814
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.5%
      11,713 Cintas Corp.                           1,476,307
                                               --------------
             FOOD & STAPLES RETAILING -- 2.9%
       9,143 Costco Wholesale Corp.                 1,462,240
      19,479 Walgreens Boots Alliance, Inc.         1,525,400
                                               --------------
                                                    2,987,640
                                               --------------
             FOOD PRODUCTS -- 2.9%
      17,089 Kraft Heinz (The) Co.                  1,463,502
      33,811 Mondelez International, Inc.,
                Class A                             1,460,297
                                               --------------
                                                    2,923,799
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 6.1%
      23,986 DENTSPLY SIRONA, Inc.                  1,555,252
      34,475 Hologic, Inc. (c)                      1,564,476
       9,507 IDEXX Laboratories, Inc. (c)           1,534,620
       1,670 Intuitive Surgical, Inc. (c)           1,562,068
                                               --------------
                                                    6,216,416
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.0%
      24,249 Express Scripts Holding Co. (c)        1,548,056
       8,362 Henry Schein, Inc. (c)                 1,530,413
                                               --------------
                                                    3,078,469
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 6.0%
      14,621 Marriott International, Inc.,
                Class A                             1,466,632
      28,883 Norwegian Cruise Line Holdings
                Ltd. (c)                            1,568,058
      25,406 Starbucks Corp.                        1,481,424
      11,363 Wynn Resorts Ltd.                      1,524,006
                                               --------------
                                                    6,040,120
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 10.6%
       1,547 Amazon.com, Inc. (c)              $    1,497,496
      28,862 Ctrip.com International Ltd.,
                ADR (c)                             1,554,507
      10,450 Expedia, Inc.                          1,556,528
      40,030 JD.com, Inc., ADR (c)                  1,569,977
      31,081 Liberty Interactive Corp. QVC
                Group, Class A (c)                    762,728
      14,491 Liberty Ventures, Series A (c)           757,734
      10,027 Netflix, Inc. (c)                      1,498,134
         848 Priceline Group (The), Inc. (c)        1,586,201
                                               --------------
                                                   10,783,305
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 1.6%
      44,992 eBay, Inc. (c)                         1,571,121
                                               --------------
             IT SERVICES -- 5.9%
      14,764 Automatic Data Processing, Inc.        1,512,719
      12,258 Fiserv, Inc. (c)                       1,499,644
      25,007 Paychex, Inc.                          1,423,898
      29,474 PayPal Holdings, Inc. (c)              1,581,870
                                               --------------
                                                    6,018,131
                                               --------------
             LEISURE PRODUCTS -- 3.1%
      13,936 Hasbro, Inc.                           1,554,004
      73,742 Mattel, Inc.                           1,587,665
                                               --------------
                                                    3,141,669
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.5%
       8,891 Illumina, Inc. (c)                     1,542,766
                                               --------------
             MACHINERY -- 1.5%
      23,431 PACCAR, Inc.                           1,547,383
                                               --------------
             MEDIA -- 12.1%
       4,491 Charter Communications, Inc.,
                Class A (c)                         1,512,793
      37,014 Comcast Corp., Class A                 1,440,585
      28,807 Discovery Communications, Inc.,
                Class A (c)                           744,085
      29,842 Discovery Communications, Inc.,
                Class C (c)                           752,317
      23,689 DISH Network Corp., Class A (c)        1,486,722
      13,095 Liberty Global PLC, Class A (c)          420,611
      13,550 Liberty Global PLC, Class C (c)          422,489
      18,817 Liberty Global PLC LiLAC,
                Class A (c)                           409,646
      18,957 Liberty Global PLC LiLAC,
                Class C (c)                           405,869
     295,253 Sirius XM Holdings, Inc. (b)           1,615,034
      27,831 Twenty-First Century Fox, Inc.,
                Class A                               788,731
      28,170 Twenty-First Century Fox, Inc.,
                Class B                               785,098
      43,568 Viacom, Inc., Class B                  1,462,578
                                               --------------
                                                   12,246,558
                                               --------------
             MULTILINE RETAIL -- 1.5%
      21,806 Dollar Tree, Inc. (c)                  1,524,676
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             PHARMACEUTICALS -- 1.6%
      41,610 Mylan N.V. (c)                    $    1,615,300
                                               --------------
             PROFESSIONAL SERVICES -- 1.5%
      18,378 Verisk Analytics, Inc. (c)             1,550,552
                                               --------------
             ROAD & RAIL -- 3.1%
      28,971 CSX Corp.                              1,580,658
      17,057 J.B. Hunt Transport Services, Inc.     1,558,668
                                               --------------
                                                    3,139,326
                                               --------------
             SOFTWARE -- 2.9%
      25,985 Activision Blizzard, Inc.              1,495,956
      13,826 Electronic Arts, Inc. (c)              1,461,685
                                               --------------
                                                    2,957,641
                                               --------------
             SPECIALTY RETAIL -- 5.8%
       6,603 O'Reilly Automotive, Inc. (c)          1,444,340
      25,432 Ross Stores, Inc.                      1,468,189
      27,545 Tractor Supply Co.                     1,493,215
       5,163 Ulta Beauty, Inc. (c)                  1,483,536
                                               --------------
                                                    5,889,280
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.5%
      34,413 Fastenal Co.                           1,497,998
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 2.9%
      24,203 T-Mobile US, Inc. (c)                  1,467,186
      52,888 Vodafone Group PLC, ADR                1,519,472
                                               --------------
                                                    2,986,658
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        101,475,245
             (Cost $92,705,595)                --------------

             MONEY MARKET FUNDS -- 2.8%
   2,814,655 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (d) (e)                       2,814,655
      16,812 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.88% (d)                      16,812
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 2.8%                             2,831,467
             (Cost $2,831,467)                 --------------

             TOTAL INVESTMENTS -- 102.8%          104,306,712
             (Cost $95,537,062) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.8)%              (2,829,727)
                                               --------------
             NET ASSETS -- 100.0%              $  101,476,985
                                               ==============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, which is maintained by FTSE International Limited.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,783,179 and the total value of the collateral held by the Fund is $2,814,655.

(c)   Non-income producing security.

(d)   Interest rate shown reflects yield as of June 30, 2017.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,440,935 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,671,285.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*      $ 101,475,245  $          --  $          --
Money Market
   Funds                2,831,467             --             --
                   --------------------------------------------
Total Investments   $ 104,306,712  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $   2,783,179
Non-cash Collateral(2)                               (2,783,179)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 4.0%
      49,450 Hexcel Corp.                      $    2,610,466
                                               --------------
             AUTOMOBILES -- 8.2%
      14,915 Tesla, Inc. (a) (b)                    5,393,413
                                               --------------
             ELECTRICAL EQUIPMENT -- 14.3%
      31,224 Acuity Brands, Inc.                    6,347,215
     181,943 Ballard Power Systems,
                Inc. (a) (b)                          527,635
     232,094 Plug Power, Inc. (a) (b)                 473,472
     109,522 Sunrun, Inc. (a) (b)                     779,796
      35,042 TPI Composites, Inc. (b)                 647,576
     114,852 Vivint Solar, Inc. (a) (b)               671,884
                                               --------------
                                                    9,447,578
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 15.1%
     155,362 AVX Corp.                              2,538,615
      37,595 Itron, Inc. (b)                        2,547,061
      38,117 Maxwell Technologies, Inc. (b)           228,321
      42,639 Universal Display Corp.                4,658,311
                                               --------------
                                                    9,972,308
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 16.1%
      29,161 8point3 Energy Partners, L.P.
                (a) (c)                               441,206
     104,094 Atlantica Yield PLC                    2,223,448
      56,346 NextEra Energy Partners, L.P. (c)      2,084,238
      65,657 NRG Yield, Inc., Class C               1,155,563
      42,729 Ormat Technologies, Inc.               2,507,338
      91,007 Pattern Energy Group, Inc.             2,169,607
                                               --------------
                                                   10,581,400
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.9%
      53,694 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.        1,227,982
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.5%
      41,556 Green Plains, Inc.                       853,976
      43,522 Pacific Ethanol, Inc. (b)                272,012
      40,086 Renewable Energy Group, Inc. (b)         519,114
                                               --------------
                                                    1,645,102
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 36.6%
      33,060 Advanced Energy Industries,
                Inc. (b)                            2,138,651
      60,070 Canadian Solar, Inc. (a) (b)             956,314
     101,050 Cree, Inc. (b)                         2,490,883
      66,044 First Solar, Inc. (b)                  2,633,835
      41,844 JA Solar Holdings Co., Ltd.,
                ADR (a) (b)                           265,709
      23,671 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                           492,357
     103,576 Microsemi Corp. (b)                    4,847,357
     328,591 ON Semiconductor Corp. (b)             4,613,418
      30,840 Power Integrations, Inc.               2,248,236
      43,160 SolarEdge Technologies,
                Inc. (a) (b)                          863,200


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
     144,821 SunPower Corp. (a) (b)            $    1,352,628
      42,146 Veeco Instruments, Inc. (b)            1,173,766
                                               --------------
                                                   24,076,354
                                               --------------
             SOFTWARE -- 1.3%
      32,414 EnerNOC, Inc. (b)                        251,208
      55,231 Silver Spring Networks, Inc. (b)         623,006
                                               --------------
                                                      874,214
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         65,828,817
             (Cost $62,142,568)                --------------

             MONEY MARKET FUNDS -- 13.3%
   8,771,757 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (d) (e)                       8,771,757
             (Cost $8,771,757)                 --------------

             TOTAL INVESTMENTS -- 113.3%           74,600,574
             (Cost $70,914,325) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (13.3)%             (8,738,049)
                                               --------------
             NET ASSETS -- 100.0%              $   65,862,525
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $8,560,313 and the total value of the collateral held by the Fund is $8,771,757.

(b)   Non-income producing security.

(c)   Security is a Master Limited Partnership ("MLP").

(d)   Interest rate shown reflects yield as of June 30, 2017.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,591,814 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,905,565.

ADR   - American Depositary Receipt


Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $   65,828,817  $          --  $          --
Money Market Funds      8,771,757             --             --
                   --------------------------------------------
Total Investments  $   74,600,574  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $   8,560,313
Non-cash Collateral(2)                               (8,560,313)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 33

FIRST TRUST S&P REIT INDEX FUND (FRI)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.5%
             DIVERSIFIED REITS -- 7.9%
      10,414 American Assets Trust, Inc.       $      410,208
      11,281 Armada Hoffler Properties, Inc.          146,089
     138,304 Colony NorthStar, Inc., Class A        1,948,703
      31,521 Empire State Realty Trust, Inc.,
                Class A                               654,691
      14,748 First Potomac Realty Trust               163,850
      54,938 Forest City Realty Trust, Inc.,
                Class A                             1,327,852
       6,328 Gladstone Commercial Corp.               137,887
      14,354 Global Net Lease, Inc.                   319,233
      38,146 Gramercy Property Trust                1,133,318
      30,622 Investors Real Estate Trust              190,163
      18,111 iStar, Inc. (a)                          218,056
      54,336 Lexington Realty Trust                   538,470
      36,975 Liberty Property Trust                 1,505,252
       3,882 One Liberty Properties, Inc.              90,955
       4,916 PS Business Parks, Inc.                  650,829
      15,941 Select Income REIT                       383,062
     121,569 Spirit Realty Capital, Inc.              900,826
      43,045 STORE Capital Corp.                      966,360
     244,685 VEREIT, Inc.                           1,991,736
      19,291 Washington Real Estate Investment
                Trust                                 615,383
      26,753 WP Carey, Inc.                         1,765,966
                                               --------------
                                                   16,058,889
                                               --------------
             HEALTH CARE REITS -- 13.7%
      21,111 Care Capital Properties, Inc.            563,664
      18,223 CareTrust REIT, Inc.                     337,854
       3,292 Community Healthcare Trust, Inc.          84,242
     117,692 HCP, Inc.                              3,761,436
      29,246 Healthcare Realty Trust, Inc.            998,751
      48,060 Healthcare Trust of America, Inc.,
                Class A                             1,495,147
       9,940 LTC Properties, Inc.                     510,817
       5,270 MedEquities Realty Trust, Inc.            66,507
      91,425 Medical Properties Trust, Inc.         1,176,640
      10,294 National Health Investors, Inc.          815,285
      20,628 New Senior Investment Group, Inc.        207,311
      49,433 Omega Healthcare Investors, Inc.       1,632,278
      38,554 Physicians Realty Trust                  776,477
      23,509 Quality Care Properties, Inc. (a)        430,450
      16,398 Sabra Health Care REIT, Inc.             395,192
      59,664 Senior Housing Properties Trust        1,219,532
       3,140 Universal Health Realty Income
                Trust                                 249,756
      89,134 Ventas, Inc.                           6,193,030
      91,971 Welltower, Inc.                        6,884,029
                                               --------------
                                                   27,798,398
                                               --------------
             HOTEL & RESORT REITS -- 6.3%
      39,217 Apple Hospitality REIT, Inc.             733,750
       8,022 Ashford Hospitality Prime, Inc.           82,546
      20,313 Ashford Hospitality Trust, Inc.          123,503
       9,634 Chatham Lodging Trust                    193,547
      15,094 Chesapeake Lodging Trust                 369,350
      50,301 DiamondRock Hospitality Co.              550,796


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      32,334 FelCor Lodging Trust, Inc.        $      233,128
      10,492 Hersha Hospitality Trust                 194,207
      41,259 Hospitality Properties Trust           1,202,700
     185,803 Host Hotels & Resorts, Inc.            3,394,621
      28,437 LaSalle Hotel Properties                 847,423
      36,145 Park Hotels & Resorts, Inc.              974,469
      17,469 Pebblebrook Hotel Trust                  563,201
      31,313 RLJ Lodging Trust                        622,189
      12,832 Ryman Hospitality Properties, Inc.       821,376
      26,180 Summit Hotel Properties, Inc.            488,257
      55,374 Sunstone Hotel Investors, Inc.           892,629
      26,824 Xenia Hotels & Resorts, Inc.             519,581
                                               --------------
                                                   12,807,273
                                               --------------
             INDUSTRIAL REITS -- 7.3%
      23,089 DCT Industrial Trust, Inc.             1,233,876
      89,315 Duke Realty Corp.                      2,496,354
       8,514 EastGroup Properties, Inc.               713,473
      29,456 First Industrial Realty Trust,
                Inc.                                  843,031
      18,226 Monmouth Real Estate Investment
                Corp.                                 274,301
     133,200 Prologis, Inc.                         7,810,848
      16,734 Rexford Industrial Realty, Inc.          459,181
      22,286 STAG Industrial, Inc.                    615,094
      12,552 Terreno Realty Corp.                     422,501
                                               --------------
                                                   14,868,659
                                               --------------
             OFFICE REITS -- 13.4%
      22,875 Alexandria Real Estate Equities,
                Inc.                                2,755,751
      38,644 Boston Properties, Inc.                4,753,985
      44,037 Brandywine Realty Trust                  771,969
       6,384 City Office REIT, Inc.                    81,077
      30,757 Columbia Property Trust, Inc.            688,342
      24,975 Corporate Office Properties Trust        874,874
     105,215 Cousins Properties, Inc.                 924,840
      36,886 Douglas Emmett, Inc.                   1,409,414
       6,318 Easterly Government Properties,
                Inc.                                  132,362
      31,161 Equity Commonwealth (a)                  984,688
      26,933 Franklin Street Properties Corp.         298,418
      17,868 Government Properties Income
                Trust                                 327,163
      25,625 Highwoods Properties, Inc.             1,299,444
      39,196 Hudson Pacific Properties, Inc.        1,340,111
      24,686 Kilroy Realty Corp.                    1,855,153
      22,567 Mack-Cali Realty Corp.                   612,468
      13,790 NorthStar Realty Europe Corp.            174,857
      10,732 Parkway, Inc.                            245,655
      36,510 Piedmont Office Realty Trust, Inc.,
                Class A                               769,631
      25,577 SL Green Realty Corp.                  2,706,047
      12,007 Tier REIT, Inc.                          221,889
      43,266 Vornado Realty Trust                   4,062,677
                                               --------------
                                                   27,290,815
                                               --------------


Page 34                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS -- 17.5%
      33,676 American Campus Communities,
                Inc.                           $    1,592,875
      59,029 American Homes 4 Rent, Class A         1,332,285
      39,439 Apartment Investment &
                Management Co., Class A             1,694,694
      34,608 AvalonBay Communities, Inc.            6,650,619
       6,076 Bluerock Residential Growth
                REIT, Inc.                             78,320
      22,013 Camden Property Trust                  1,882,332
      31,357 Colony Starwood Homes                  1,075,859
      18,381 Education Realty Trust, Inc.             712,264
      20,504 Equity LifeStyle Properties, Inc.      1,770,315
      92,219 Equity Residential                     6,070,777
      16,477 Essex Property Trust, Inc.             4,239,038
      14,903 Independence Realty Trust, Inc.          147,093
      19,489 Invitation Homes, Inc.                   421,547
      28,527 Mid-America Apartment
                Communities, Inc.                   3,006,175
      41,950 Monogram Residential Trust, Inc.         407,334
       4,390 NexPoint Residential Trust, Inc.         109,267
       7,714 Preferred Apartment
                Communities, Inc., Class A            121,495
      17,761 Sun Communities, Inc.                  1,557,462
      67,161 UDR, Inc.                              2,617,264
       7,560 UMH Properties, Inc.                     128,898
                                               --------------
                                                   35,615,913
                                               --------------
             RETAIL REITS -- 19.5%
      21,282 Acadia Realty Trust                      591,640
       7,097 Agree Realty Corp.                       325,539
         885 Alexander's, Inc.                        372,992
      65,859 Brixmor Property Group, Inc.           1,177,559
      42,974 CBL & Associates Properties, Inc.        362,271
      19,122 Cedar Realty Trust, Inc.                  92,742
      77,447 DDR Corp.                                702,444
      18,144 Federal Realty Investment Trust        2,293,220
       6,780 Getty Realty Corp.                       170,178
     146,313 GGP, Inc.                              3,447,134
     106,912 Kimco Realty Corp.                     1,961,835
      20,991 Kite Realty Group Trust                  397,360
      29,913 Macerich (The) Co.                     1,736,749
      37,459 National Retail Properties, Inc.       1,464,647
      17,517 Pennsylvania Real Estate
                Investment Trust                      198,292
      19,929 Ramco-Gershenson Properties
                Trust                                 257,084
      68,585 Realty Income Corp.                    3,784,520
      36,738 Regency Centers Corp.                  2,301,268
      27,561 Retail Opportunity Investments
                Corp.                                 528,896
      59,500 Retail Properties of America, Inc.,
                Class A                               726,495
       2,970 Saul Centers, Inc.                       172,201
       6,227 Seritage Growth Properties,
                Class A                               261,223
      78,414 Simon Property Group, Inc.            12,684,249
      24,227 Tanger Factory Outlet Centers,
                Inc.                                  629,417
      15,244 Taubman Centers, Inc.                    907,780


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RETAIL REITS (CONTINUED)
      24,847 Urban Edge Properties             $      589,619
       7,467 Urstadt Biddle Properties, Inc.,
                Class A                               147,847
      46,552 Washington Prime Group, Inc.             389,640
      29,668 Weingarten Realty Investors              893,007
       2,166 Wheeler Real Estate Investment
                Trust, Inc.                            22,115
       9,566 Whitestone REIT                          117,183
                                               --------------
                                                   39,707,146
                                               --------------
             SPECIALIZED REITS -- 13.9%
      29,676 CoreCivic, Inc.                          818,464
       8,588 CoreSite Realty Corp.                    889,116
      45,254 CubeSmart                              1,087,906
      19,611 CyrusOne, Inc.                         1,093,313
      40,131 Digital Realty Trust, Inc.             4,532,796
      19,550 DuPont Fabros Technology, Inc.         1,195,678
      16,092 EPR Properties                         1,156,532
      31,626 Extra Space Storage, Inc.              2,466,828
       7,712 Farmland Partners, Inc.                   68,945
      15,076 Four Corners Property Trust, Inc.        378,558
      49,156 Gaming and Leisure Properties,
                Inc.                                1,851,707
      31,254 GEO Group (The), Inc.                    924,181
      61,695 Iron Mountain, Inc.                    2,119,840
      11,678 Life Storage, Inc.                       865,340
      11,116 National Storage Affiliates Trust        256,891
      37,552 Public Storage                         7,830,719
      12,033 QTS Realty Trust, Inc., Class A          629,687
                                               --------------
                                                   28,166,501
                                               --------------
             TOTAL COMMON STOCKS -- 99.5%         202,313,594
             (Cost $218,290,499)               --------------

             MONEY MARKET FUNDS -- 0.2%
     391,122 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.88% (b)                     391,122
             (Cost $391,122)                   --------------

             TOTAL INVESTMENTS -- 99.7%           202,704,716
             (Cost $218,681,621) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                   670,802
                                               --------------
             NET ASSETS -- 100.0%              $  203,375,518
                                               ==============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of June 30, 2017.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,349,033 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,325,938.


                        See Notes to Financial Statements                Page 35

FIRST TRUST S&P REIT INDEX FUND (FRI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $  202,313,594  $          --  $          --
Money Market
   Funds                  391,122             --             --
                   --------------------------------------------
Total Investments  $  202,704,716  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


Page 36                 See Notes to Financial Statements

FIRST TRUST WATER ETF (FIW)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             BUILDING PRODUCTS -- 6.0%
     172,110 A.O. Smith Corp.                  $    9,694,956
     246,571 Advanced Drainage Systems, Inc.        4,956,077
                                               --------------
                                                   14,651,033
                                               --------------
             CHEMICALS -- 6.0%
     336,074 Calgon Carbon Corp.                    5,074,718
      71,091 Ecolab, Inc.                           9,437,330
                                               --------------
                                                   14,512,048
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.4%
     179,831 Tetra Tech, Inc.                       8,227,268
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 9.1%
     257,341 AECOM (a)                              8,319,835
     238,597 Aegion Corp. (a)                       5,220,502
      56,443 Valmont Industries, Inc.               8,443,873
                                               --------------
                                                   21,984,210
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.9%
     120,455 Badger Meter, Inc.                     4,800,132
     104,697 Itron, Inc. (a)                        7,093,222
                                               --------------
                                                   11,893,354
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 7.6%
     111,181 Danaher Corp.                          9,382,565
      56,082 IDEXX Laboratories, Inc. (a)           9,052,756
                                               --------------
                                                   18,435,321
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.0%
      41,565 Roper Technologies, Inc.               9,623,544
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 3.8%
     156,508 Agilent Technologies, Inc.             9,282,489
                                               --------------
             MACHINERY -- 34.4%
     388,821 Energy Recovery, Inc. (a) (b)          3,223,326
     170,376 Flowserve Corp.                        7,910,558
     185,413 Franklin Electric Co., Inc.            7,676,098
     122,607 Gorman-Rupp (The) Co.                  3,122,800
      87,063 IDEX Corp.                             9,838,990
      55,304 Lindsay Corp. (b)                      4,935,882
     166,968 Mueller Industries, Inc.               5,084,176
     633,521 Mueller Water Products, Inc.,
                Class A                             7,399,525
     142,611 Pentair PLC                            9,489,336
     310,647 Rexnord Corp. (a)                      7,222,543
     114,054 Watts Water Technologies, Inc.,
                Class A                             7,208,213
     181,122 Xylem, Inc.                           10,039,592
                                               --------------
                                                   83,151,039
                                               --------------
             WATER UTILITIES -- 20.6%
     103,119 American States Water Co.              4,888,872
     120,794 American Water Works Co., Inc.         9,415,892
     252,775 Aqua America, Inc.                     8,417,407
     174,109 AquaVenture Holdings Ltd. (a) (b)      2,651,680


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             WATER UTILITIES (CONTINUED)
     136,272 California Water Service Group $ 5,014,810 528,761 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR            5,033,805
      55,619 Connecticut Water Service, Inc.        3,087,411
      83,555 Middlesex Water Co.                    3,308,778
      98,290 SJW Group                              4,833,902
      89,159 York Water (The) Co.                   3,107,191
                                               --------------
                                                   49,759,748
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%         241,520,054
             (Cost $215,909,294)               --------------

             MONEY MARKET FUNDS -- 1.7%
   3,966,530 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (c) (d)                       3,966,530
     158,647 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.88% (c)                     158,647
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 1.7%                             4,125,177
             (Cost $4,125,177)                 --------------

             TOTAL INVESTMENTS -- 101.5%          245,645,231
             (Cost $220,034,471) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.5)%              (3,727,257)
                                               --------------
             NET ASSETS -- 100.0%              $  241,917,974
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,788,291 and the total value of the collateral held by the Fund is $3,966,530.

(c)   Interest rate shown reflects yield as of June 30, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $28,949,952 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,339,192.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 37

FIRST TRUST WATER ETF (FIW)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $  241,520,054  $          --  $          --
Money Market
   Funds                4,125,177             --             --
                   --------------------------------------------
Total Investments  $  245,645,231  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $   3,788,291
Non-cash Collateral(2)                               (3,788,291)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 38                 See Notes to Financial Statements

FIRST TRUST NATURAL GAS ETF (FCG)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             ENERGY EQUIPMENT & SERVICES
                -- 0.8%
      66,744 Unit Corp. (a)                    $    1,250,115
                                               --------------
             GAS UTILITIES -- 2.5%
      71,924 National Fuel Gas Co.                  4,016,236
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 96.7%
     195,273 Anadarko Petroleum Corp.               8,853,678
      55,273 Antero Midstream Partners, L.P. (b)    1,833,958
     242,405 Antero Resources Corp. (a)             5,238,372
      79,788 Boardwalk Pipeline Partners,
                L.P. (b)                            1,436,982
     326,739 Cabot Oil & Gas Corp.                  8,194,614
   1,557,043 Chesapeake Energy Corp. (a) (c)        7,738,504
      71,568 Cimarex Energy Co.                     6,728,108
      69,274 Concho Resources, Inc. (a)             8,418,869
     147,037 Continental Resources, Inc. (a)        4,753,706
      49,217 DCP Midstream, L.P. (b)                1,665,011
     269,101 Devon Energy Corp.                     8,603,159
     791,961 Encana Corp.                           6,969,257
     160,471 Enerplus Corp. (c)                     1,303,024
      74,027 EnLink Midstream Partners L.P. (b)     1,255,498
     122,924 EQT Corp.                              7,202,117
      27,997 EQT Midstream Partners, L.P. (b)       2,089,416
     183,709 Gulfport Energy Corp. (a)              2,709,708
     107,743 Matador Resources Co. (a)              2,302,468
     151,619 MPLX L.P. (b)                          5,064,075
     159,838 Murphy Oil Corp.                       4,096,648
     192,478 Newfield Exploration Co. (a)           5,477,924
     299,816 Noble Energy, Inc.                     8,484,793
      71,287 PDC Energy, Inc. (a)                   3,073,183
     299,777 QEP Resources, Inc. (a)                3,027,748
     302,462 Range Resources Corp.                  7,008,044
     240,275 Rice Energy, Inc. (a)                  6,398,523
      21,546 SandRidge Energy, Inc. (a) (c)           370,807
     187,304 SM Energy Co.                          3,096,135
   1,001,800 Southwestern Energy Co. (a)            6,090,944
      50,991 Spectra Energy Partners, L.P. (b)      2,187,514
     225,522 SRC Energy, Inc. (a)                   1,517,763
      20,203 TC PipeLines, L.P. (b)                 1,111,165
      21,060 Vermilion Energy, Inc.                   668,234
      43,394 Western Gas Partners, L.P. (b)         2,427,460
     127,930 Williams Partners, L.P. (b)            5,131,272
                                               --------------
                                                  152,528,681
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        157,795,032
             (Cost $191,223,443)               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 3.9%
   6,077,741 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (d) (e)                  $    6,077,741
     122,485 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.88% (d)                     122,485
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 3.9%                             6,200,226
             (Cost $6,200,226)                 --------------

             TOTAL INVESTMENTS -- 103.9%          163,995,258
             (Cost $197,423,669) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.9)%              (6,194,826)
                                               --------------
             NET ASSETS -- 100.0%              $  157,800,432
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $5,793,130 and the total value of the collateral held by the Fund is $6,077,741.

(d)   Interest rate shown reflects yield as of June 30, 2017.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,228,017 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $35,656,428.


                        See Notes to Financial Statements                Page 39

FIRST TRUST NATURAL GAS ETF (FCG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $  157,795,032  $          --  $          --
Money Market
   Funds                6,200,226             --             --
                   --------------------------------------------
Total Investments  $  163,995,258  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $   5,793,130
Non-cash Collateral(2)                               (5,793,130)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 40                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AIR FREIGHT & LOGISTICS -- 0.7%
     125,654 ZTO Express Cayman, Inc.,
                ADR (a) (b)                    $    1,754,130
                                               --------------
             AUTOMOBILES -- 3.5%
     283,658 Tata Motors Ltd., ADR                  9,363,551
                                               --------------
             BANKS -- 13.7%
     208,228 HDFC Bank Ltd., ADR                   18,109,589
   2,027,285 ICICI Bank Ltd., ADR                  18,184,747
                                               --------------
                                                   36,294,336
                                               --------------
             BIOTECHNOLOGY -- 1.5%
      48,860 BeiGene Ltd., ADR (a) (b)              2,198,700
      15,778 China Biologic Products, Inc. (b)      1,784,492
                                               --------------
                                                    3,983,192
                                               --------------
             CAPITAL MARKETS -- 0.7%
      65,485 Noah Holdings Ltd., ADR (a) (b)        1,876,145
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 3.4%
      72,884 New Oriental Education &
                Technology Group, Inc., ADR (b)     5,137,593
      15,417 TAL Education Group, ADR               1,885,653
     104,822 Tarena International, Inc., ADR        1,877,362
                                               --------------
                                                    8,900,608
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.4%
      36,194 China Telecom Corp., Ltd., ADR (a) 1,734,778 124,522 China Unicom (Hong Kong) Ltd.,
                ADR (a) (b)                         1,862,849
                                               --------------
                                                    3,597,627
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.7%
     112,295 Hollysys Automation Technologies
                Ltd.                                1,865,220
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.7%
      23,503 China Lodging Group Ltd.,
                ADR (b)                             1,896,222
     231,335 Melco Resorts & Entertainment
                Ltd., ADR                           5,193,471
                                               --------------
                                                    7,089,693
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.6%
      56,787 Huaneng Power International, Inc.,
                ADR (a)                             1,578,111
                                               --------------
             INSURANCE -- 0.7%
     110,160 China Life Insurance Co., Ltd.,
                ADR (a)                             1,689,854
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 13.3%
     191,164 Ctrip.com International Ltd.,
                ADR (b)                            10,296,093
     456,719 JD.com, Inc., ADR (b)                 17,912,519
     163,236 MakeMyTrip Ltd. (a) (b)                5,476,568


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & DIRECT MARKETING
                RETAIL (CONTINUED)
     145,157 Vipshop Holdings Ltd., ADR (b)    $    1,531,406
                                               --------------
                                                   35,216,586
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 26.3%
      41,758 58.com, Inc., ADR (b)                  1,841,945
     149,293 Alibaba Group Holding Ltd.,
                ADR (b)                            21,035,384
      42,369 Autohome, Inc., ADR (a) (b)            1,921,858
      98,240 Baidu, Inc., ADR (b)                  17,571,207
      87,377 Baozun, Inc., ADR (a) (b)              1,937,148
      68,169 Bitauto Holdings Ltd., ADR (a) (b)     1,959,859
     528,116 Fang Holdings Ltd., ADR (a) (b)        1,959,310
      47,203 Momo, Inc., ADR (b)                    1,744,623
      36,685 NetEase, Inc., ADR                    11,028,612
      18,328 SINA Corp. (b)                         1,557,330
      40,000 Sohu.com, Inc. (b)                     1,802,400
      24,420 Weibo Corp., ADR (a) (b)               1,623,197
      77,463 Yirendai Ltd., ADR (a) (b)             1,936,575
      30,778 YY, Inc., ADR (b)                      1,786,047
                                               --------------
                                                   69,705,495
                                               --------------
             IT SERVICES -- 12.7%
   1,210,756 Infosys Ltd., ADR (a)                 18,185,555
   1,938,237 Wipro Ltd., ADR (a)                   10,078,833
     156,864 WNS (Holdings) Ltd., ADR (b)           5,389,847
                                               --------------
                                                   33,654,235
                                               --------------
             MARINE -- 0.9%
     345,972 Seaspan Corp.                          2,470,240
                                               --------------
             MEDIA -- 0.8%
     187,042 Eros International PLC (a) (b)         2,141,631
                                               --------------
             METALS & MINING -- 2.1%
     352,466 Vedanta Ltd., ADR                      5,470,272
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.2%
      21,874 China Petroleum & Chemical
                Corp., ADR (a)                      1,719,297
      46,325 CNOOC Ltd., ADR (a)                    5,068,418
      27,083 PetroChina Co., Ltd., ADR (a)          1,659,646
                                               --------------
                                                    8,447,361
                                               --------------
             PHARMACEUTICALS -- 4.3%
     270,371 Dr. Reddy's Laboratories Ltd.,
                ADR                                11,393,434
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
      41,193 51job, Inc., ADR (a) (b)               1,842,563
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.5%
     100,537 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                         2,091,170
     346,640 Semiconductor Manufacturing
                International Corp., ADR (b)        1,975,848
                                               --------------
                                                    4,067,018
                                               --------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST CHINDIA ETF (FNI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE -- 0.6%
     149,508 Cheetah Mobile, Inc., ADR (a) (b) $    1,611,696
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 3.8%
     189,568 China Mobile Ltd., ADR                10,064,165
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%         264,077,163
             (Cost $232,953,128)               --------------

             MONEY MARKET FUNDS -- 12.5%
  33,229,667 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (c) (d)                      33,229,667
             (Cost $33,229,667)                --------------

             TOTAL INVESTMENTS -- 112.3%          297,306,830
             (Cost $266,182,795) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (12.3)%            (32,634,070)
                                               --------------
             NET ASSETS -- 100.0%              $  264,672,760
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $32,781,021 and the total value of the collateral held by the Fund is $33,229,667.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $39,072,431 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,948,396.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $  264,077,163  $          --  $          --
Money Market
   Funds               33,229,667             --             --
                   --------------------------------------------
Total Investments  $  297,306,830  $          --  $          --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
----------------------------------------------------
Cayman Islands                            48.0%
India                                     34.3
United States                             13.9
Hong Kong                                  6.4
China                                      3.2
Mauritius                                  2.1
Jersey                                     2.0
Marshall Islands                           0.9
Isle of Man                                0.8
Virgin Islands                             0.7
Net Other Assets and Liabilities         (12.3)
                                        -------
                                         100.0%
                                        =======

** Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.


Page 42                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $  32,781,021
Non-cash Collateral(2)                              (32,781,021)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 43

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BANKS -- 88.0%
      40,625 1st Source Corp.                  $    1,947,562
      31,821 Access National Corp. (a)                843,893
      20,527 Allegiance Bancshares, Inc. (b)          786,184
      13,539 American National Bankshares, Inc.       500,266
      58,208 Ameris Bancorp                         2,805,626
      21,164 Arrow Financial Corp.                    669,841
      40,084 Atlantic Capital Bancshares,
                Inc. (b)                              761,596
      24,926 BancFirst Corp.                        2,407,852
      87,270 Bancorp (The), Inc. (b)                  661,507
       9,637 Bank of Marin Bancorp                    593,157
     200,890 Bank of the Ozarks                     9,415,714
      51,999 Banner Corp.                           2,938,463
      42,089 Blue Hills Bancorp, Inc.                 753,393
     102,500 BOK Financial Corp.                    8,623,325
     131,847 Boston Private Financial Holdings,
                Inc.                                2,023,851
      30,878 Bridge Bancorp, Inc.                   1,028,237
     119,914 Brookline Bancorp, Inc.                1,750,744
      26,621 Bryn Mawr Bank Corp.                   1,131,392
      24,310 Camden National Corp.                  1,043,142
      25,308 Carolina Financial Corp.                 817,955
     125,106 Cathay General Bancorp                 4,747,773
      93,489 CenterState Banks, Inc.                2,324,137
      19,137 Central Valley Community Bancorp         424,076
     111,453 Chemical Financial Corp.               5,395,440
      19,056 Citizens & Northern Corp.                443,243
      24,449 City Holding Co.                       1,610,456
      15,921 Civista Bancshares, Inc.                 332,430
      23,972 CNB Financial Corp.                      574,609
      65,405 CoBiz Financial, Inc.                  1,138,047
      91,428 Columbia Banking System, Inc.          3,643,406
     159,243 Commerce Bancshares, Inc.              9,049,780
      27,682 Community Trust Bancorp, Inc.          1,211,087
      50,156 ConnectOne Bancorp, Inc.               1,131,018
     172,597 CVB Financial Corp.                    3,871,351
      53,453 Eagle Bancorp, Inc. (b)                3,383,575
     226,419 East West Bancorp, Inc.               13,263,625
      18,129 Enterprise Bancorp, Inc.                 644,305
      36,798 Enterprise Financial Services Corp. 1,501,358 18,832 Equity Bancshares, Inc.,
                Class A (b)                           577,012
      11,772 Farmers Capital Bank Corp.               453,811
      42,416 Farmers National Banc Corp.              615,032
      41,318 Fidelity Southern Corp.                  944,529
      22,789 Financial Institutions, Inc.             679,112
      38,636 First Bancorp                          1,207,761
      16,952 First Bancorp, Inc.                      458,721
      59,931 First Busey Corp.                      1,757,177
      17,247 First Citizens BancShares, Inc.,
                Class A                             6,427,957
      26,656 First Community Bancshares, Inc.         729,042
      24,955 First Connecticut Bancorp, Inc.          640,096
      97,363 First Financial Bancorp                2,696,955
     103,633 First Financial Bankshares,
                Inc. (a)                            4,580,579
      19,155 First Financial Corp.                    906,031
      52,251 First Foundation, Inc. (b)               858,484
     218,682 First Hawaiian, Inc.                   6,696,043


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      34,360 First Interstate BancSystem, Inc.,
                Class A                        $    1,278,192
      67,585 First Merchants Corp.                  2,712,862
     176,053 First Midwest Bancorp, Inc.            4,103,795
      37,739 First of Long Island (The) Corp.       1,079,335
      45,149 Flushing Financial Corp.               1,272,750
     273,951 Fulton Financial Corp.                 5,205,069
      35,932 German American Bancorp, Inc.          1,224,922
     120,071 Glacier Bancorp, Inc.                  4,395,799
      21,990 Great Southern Bancorp, Inc.           1,176,465
      58,285 Green Bancorp, Inc. (b)                1,130,729
      44,495 Guaranty Bancorp                       1,210,264
     132,449 Hancock Holding Co.                    6,490,001
      50,774 Hanmi Financial Corp.                  1,444,520
      50,336 HarborOne Bancorp, Inc. (b)            1,004,707
      41,802 Heartland Financial USA, Inc.          1,968,874
      59,569 Heritage Commerce Corp.                  820,861
      46,921 Heritage Financial Corp.               1,243,407
     224,762 Home BancShares, Inc.                  5,596,574
      29,693 HomeTrust Bancshares, Inc. (b)           724,509
     211,950 Hope Bancorp, Inc.                     3,952,868
      34,783 Horizon Bancorp                          916,532
      79,868 IBERIABANK Corp.                       6,509,242
      42,392 Independent Bank Corp./MA              2,825,427
      33,431 Independent Bank Corp./MI                727,124
      43,534 Independent Bank Group, Inc.           2,590,273
     103,512 International Bancshares Corp.         3,628,096
     486,367 Investors Bancorp, Inc.                6,497,863
      74,202 Lakeland Bancorp, Inc.                 1,398,708
      39,464 Lakeland Financial Corp.               1,810,608
      75,126 LegacyTexas Financial Group, Inc.      2,864,554
      46,830 Live Oak Bancshares, Inc. (a)          1,133,286
      53,195 Macatawa Bank Corp.                      507,480
      40,035 MainSource Financial Group, Inc.       1,341,573
     131,405 MB Financial, Inc.                     5,787,076
      25,804 Mercantile Bank Corp.                    812,310
      24,743 Midland States Bancorp, Inc.             829,385
      19,135 MidWestOne Financial Group, Inc.         648,485
      20,316 National Commerce Corp. (b)              803,498
      68,080 NBT Bancorp, Inc.                      2,515,556
      15,548 Nicolet Bankshares, Inc. (b)             850,631
      10,831 Northrim BanCorp, Inc.                   329,262
      17,160 Old Line Bancshares, Inc.                483,569
     212,238 Old National Bancorp                   3,661,106
      46,355 Old Second Bancorp, Inc.                 535,400
      58,336 Opus Bank                              1,411,731
      62,556 Pacific Premier Bancorp, Inc. (b)      2,308,316
     187,848 PacWest Bancorp                        8,772,502
      27,556 Peapack-Gladstone Financial Corp.        862,227
      28,632 Peoples Bancorp, Inc.                    919,946
      28,095 People's Utah Bancorp                    752,946
      78,085 Pinnacle Financial Partners, Inc.      4,903,738
     159,822 Popular, Inc.                          6,666,176
      22,744 Preferred Bank                         1,216,122
      20,638 QCR Holdings, Inc.                       978,241
      69,572 Renasant Corp.                         3,043,079
      29,172 Republic Bancorp, Inc., Class A        1,041,440


Page 44                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      89,264 Republic First Bancorp, Inc. (b)  $      825,692
      54,819 S&T Bancorp, Inc.                      1,965,809
      37,570 Sandy Spring Bancorp, Inc.             1,527,596
      63,806 Seacoast Banking Corp. of
                Florida (b)                         1,537,725
      82,792 ServisFirst Bancshares, Inc.           3,054,197
      19,871 Shore Bancshares, Inc.                   326,878
      21,675 Sierra Bancorp                           532,121
      49,191 Simmons First National Corp.,
                Class A                             2,602,204
      45,828 South State Corp.                      3,927,460
      11,448 Southern First Bancshares,
                Inc. (b)                              424,148
      45,898 Southside Bancshares, Inc.             1,603,676
      61,040 State Bank Financial Corp.             1,655,405
      35,511 Stock Yards Bancorp, Inc.              1,381,378
      29,867 Sun Bancorp, Inc.                        736,222
      77,672 Texas Capital Bancshares, Inc. (b)     6,011,813
      98,056 TowneBank                              3,020,125
      35,843 TriCo Bancshares                       1,259,881
      45,025 TriState Capital Holdings,
                Inc. (b)                            1,134,630
      28,371 Triumph Bancorp, Inc. (b)                696,508
     106,138 Trustmark Corp.                        3,413,398
      78,121 UMB Financial Corp.                    5,848,138
     345,391 Umpqua Holdings Corp.                  6,341,379
      68,475 Union Bankshares Corp.                 2,321,303
     164,305 United Bankshares, Inc.                6,440,756
     111,224 United Community Banks, Inc.           3,092,027
      41,781 Univest Corp. of Pennsylvania          1,251,341
      23,867 Veritex Holdings, Inc. (b)               628,418
      26,964 Washington Trust Bancorp, Inc.         1,389,994
      68,879 WesBanco, Inc.                         2,723,476
      25,366 West Bancorporation, Inc.                599,906
      41,212 Westamerica Bancorporation (a)         2,309,520
      87,222 Wintrust Financial Corp.               6,667,250
                                               --------------
                                                  334,592,143
                                               --------------
             IT SERVICES -- 0.3%
      17,545 Cass Information Systems, Inc.         1,151,654
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 11.6%
      71,980 Bank Mutual Corp.                        658,617
     119,959 Beneficial Bancorp, Inc.               1,799,385
      99,338 BofI Holding, Inc. (a) (b)             2,356,297
      15,184 BSB Bancorp, Inc. (b)                    444,132
     216,574 Capitol Federal Financial, Inc.        3,077,517
      23,621 Charter Financial Corp.                  425,178
      36,080 Clifton Bancorp, Inc.                    596,402
      58,975 Dime Community Bancshares, Inc.        1,155,910
      15,900 First Defiance Financial Corp.           837,612
       3,343 Hingham Institution for Savings          608,192
      11,559 Home Bancorp, Inc.                       491,489
      45,235 HomeStreet, Inc. (b)                   1,251,879
     135,394 Kearny Financial Corp.                 2,010,601
      84,057 Meridian Bancorp, Inc.                 1,420,563
      14,652 Meta Financial Group, Inc.             1,304,028
      76,552 Northfield Bancorp, Inc.               1,312,867


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
     159,893 Northwest Bancshares, Inc.        $    2,495,930
      50,887 OceanFirst Financial Corp.             1,380,055
      71,896 Oritani Financial Corp.                1,225,827
      11,675 Southern Missouri Bancorp, Inc.          376,635
      15,405 Territorial Bancorp, Inc.                480,482
     443,067 TFS Financial Corp.                    6,854,246
     150,464 TrustCo Bank Corp. NY                  1,166,096
      77,861 United Community Financial Corp.         647,025
      79,542 United Financial Bancorp, Inc.         1,327,556
     140,175 Washington Federal, Inc.               4,653,810
      46,164 Waterstone Financial, Inc.               870,191
      48,250 Western New England Bancorp, Inc.        489,738
      49,288 WSFS Financial Corp.                   2,235,211
                                               --------------
                                                   43,953,471
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         379,697,268
             (Cost $362,202,461)               --------------

             MONEY MARKET FUNDS -- 2.2%
   8,192,916 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (c) (d)                       8,192,916
             (Cost $8,192,916)                 --------------

             TOTAL INVESTMENTS -- 102.1%          387,890,184
             (Cost $370,395,377) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.1)%              (7,956,427)
                                               --------------
             NET ASSETS -- 100.0%              $  379,933,757
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $7,938,311 and the total value of the collateral held by the Fund is $8,192,916.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of June 30, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,602,719 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,107,912.


                        See Notes to Financial Statements                Page 45

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1         LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $  379,697,268  $          -- $           --
Money Market
   Funds                8,192,916             --             --
                   --------------------------------------------
Total Investments  $  387,890,184  $          -- $           --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                   $   7,938,311
Non-cash Collateral(2)                               (7,938,311)
                                                  -------------
Net Amount                                        $          --
                                                  =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 46                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2017 (UNAUDITED)


                                                                            FIRST TRUST                           FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-       EX-TECHNOLOGY
                                                                              WEIGHTED       TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND         INDEX FUND         INDEX FUND
                                                                               (QQEW)             (QTEC)             (QQXT)
                                                                          ----------------   ----------------   ----------------

ASSETS:
Investments, at value...............................................       $  570,722,136     $2,052,995,222     $  104,306,712
Cash................................................................                   --            871,139                 --
Receivables:
      Capital shares sold...........................................            2,665,917                 --                 --
      Investment securities sold....................................                   --         37,633,356                 --
      Dividends.....................................................              446,871          1,331,083             91,216
      Securities lending income.....................................               12,188                443              3,392
Prepaid expenses....................................................                1,349              1,319                448
                                                                           --------------     --------------     --------------
      TOTAL ASSETS..................................................          573,848,461      2,092,832,562        104,401,768
                                                                           --------------     --------------     --------------

LIABILITIES:
Due to custodian....................................................              112,114                 --                 --
Payables:
      Capital shares redeemed.......................................                   --         37,650,155                 --
      Investment securities purchased...............................            2,666,191                 --                 --
      Investment advisory fees......................................              201,502            717,835             41,145
      Collateral for securities on loan.............................           10,510,102                 --          2,814,655
      Licensing fees................................................              130,596            511,603             25,306
      Printing fees.................................................               18,875             64,517              7,548
      Audit and tax fees............................................               14,294             14,294             14,294
      Trustees' fees................................................                   --                 --                 --
Other liabilities...................................................              101,460            331,101             21,835
                                                                           --------------     --------------     --------------
      TOTAL LIABILITIES.............................................           13,755,134         39,289,505          2,924,783
                                                                           --------------     --------------     --------------

NET ASSETS..........................................................       $  560,093,327     $2,053,543,057     $  101,476,985
                                                                           ==============     ==============     ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  508,986,185     $1,701,022,994     $   99,114,166
Par value...........................................................              105,000            329,000             22,000
Accumulated net investment income (loss)............................               98,850          1,086,888             (1,379)
Accumulated net realized gain (loss) on investments and
   foreign currency transactions....................................          (15,949,861)        71,272,019         (6,427,452)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................           66,853,153        279,832,156          8,769,650
                                                                           --------------     --------------     --------------

NET ASSETS..........................................................       $  560,093,327     $2,053,543,057     $  101,476,985
                                                                           ==============     ==============     ==============
NET ASSET VALUE, per share..........................................       $        53.34     $        62.42     $        46.13
                                                                           ==============     ==============     ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).......................................           10,500,002         32,900,002          2,200,002
                                                                           ==============     ==============     ==============
Investments, at cost................................................       $  503,868,983     $1,773,163,066     $   95,537,062
                                                                           ==============     ==============     ==============
Securities on loan, at value........................................       $   10,392,827     $           --     $    2,783,179
                                                                           ==============     ==============     ==============


Page 48                 See Notes to Financial Statements

       FIRST TRUST                                                                                         FIRST TRUST
        NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
      CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
      GREEN ENERGY            REIT                WATER            NATURAL GAS           CHINDIA              BANK
       INDEX FUND          INDEX FUND              ETF                 ETF                 ETF             INDEX FUND
         (QCLN)               (FRI)               (FIW)               (FCG)               (FNI)              (QABA)
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------


     $    74,600,574     $   202,704,716     $   245,645,231     $   163,995,258     $   297,306,830     $   387,890,184
              42,854                  --               3,645                  --           2,142,556              81,094

             903,167                  --                  --                  --           1,752,742                  --
                  --                  --                  --                  --                  --                  --
              37,520             849,903             407,572              34,846             541,650             478,183
              17,174                  --               2,966               5,421              41,609               5,011
                 235               3,884               3,076               2,848               2,527                 752
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
          75,601,524         203,558,503         246,062,490         164,038,373         301,787,914         388,455,224
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


                  --                  --                  --                  --                  --                  --

                  --                  --                  --                  --                  --                  --
             902,551                  --                  --                  --           3,687,764                  --
              16,548              51,597              80,787              48,849              83,975             129,971
           8,771,757                  --           3,966,530           6,077,741          33,229,667           8,192,916
              14,579              64,915              29,418              44,736              47,053              89,281
               5,832              13,211              13,631              19,832               7,283              21,085
              14,294              14,294              14,294              14,294              14,294              14,294
                  --                   4                  --                  13                  --                  31
              13,438              38,964              39,856              32,476              45,118              73,889
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
           9,738,999             182,985           4,144,516           6,237,941          37,115,154           8,521,467
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

     $    65,862,525     $   203,375,518     $   241,917,974     $   157,800,432     $   264,672,760     $   379,933,757
     ===============     ===============     ===============     ===============     ===============     ===============

     $   106,632,281     $   218,885,670     $   217,215,417     $   702,080,048     $   301,715,612     $   343,858,736
              36,500              87,500              56,500              76,984              75,500              75,000
              60,661           1,847,267              56,378          (2,779,149)            (28,537)            238,853

         (44,553,166)         (1,468,014)         (1,021,081)       (508,149,055)        (68,213,850)         18,266,361

           3,686,249         (15,976,905)         25,610,760        (33,428,396)          31,124,035          17,494,807
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

     $    65,862,525     $   203,375,518     $   241,917,974     $   157,800,432     $   264,672,760     $   379,933,757
     ===============     ===============     ===============     ===============     ===============     ===============
     $         18.04     $         23.24     $         42.82     $         20.50     $         35.06     $         50.66
     ===============     ===============     ===============     ===============     ===============     ===============

           3,650,002           8,750,002           5,650,002           7,698,365           7,550,002           7,500,002
     ===============     ===============     ===============     ===============     ===============     ===============
     $    70,914,325     $   218,681,621     $   220,034,471     $   197,423,669     $   266,182,795     $   370,395,377
     ===============     ===============     ===============     ===============     ===============     ===============
     $     8,560,313     $            --     $     3,788,291     $     5,793,130     $    32,781,021     $     7,938,311
     ===============     ===============     ===============     ===============     ===============     ===============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)

                                                                            FIRST TRUST                           FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-       EX-TECHNOLOGY
                                                                              WEIGHTED       TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND          INDEX FUND
                                                                               (QQEW)            (QTEC)              (QQXT)
                                                                          ----------------   ----------------   ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    2,802,538     $   13,824,193     $      489,446
Securities lending income (net of fees).............................               59,601                656             18,631
Interest............................................................                   --                 --                 --
Foreign tax withholding.............................................                   --                 --                 --
                                                                           --------------     --------------     --------------
      Total investment income.......................................            2,862,139         13,824,849            508,077
                                                                           --------------     --------------     --------------

EXPENSES:
Investment advisory fees............................................              953,746          3,780,308            199,717
Licensing fees......................................................              238,437            945,077             49,929
Accounting and administration fees..................................              117,960            427,098             23,970
Expenses previously waived or reimbursed............................               35,286             20,695                 --
Custodian fees......................................................               22,877            107,436              8,966
Printing fees.......................................................               16,994            112,786              5,101
Transfer agent fees.................................................               11,922             36,025              2,496
Audit and tax fees..................................................               11,692             11,692             11,692
Registration and filing fees........................................                4,578            (17,810)                64
Legal fees..........................................................                4,508             50,588               (236)
Trustees' fees and expenses.........................................                4,000              5,627              3,703
Listing fees........................................................                3,357              4,157              3,084
Other expenses......................................................                5,262              4,942              3,166
                                                                           --------------     --------------     --------------
      Total expenses................................................            1,430,619          5,488,621            311,652
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................                   --                 --            (12,076)
                                                                           --------------     --------------     --------------
      Net expenses..................................................            1,430,619          5,488,621            299,576
                                                                           --------------     --------------     --------------
NET INVESTMENT INCOME (LOSS)........................................            1,431,520          8,336,228            208,501
                                                                           --------------     --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (3,897,424)          (187,794)        (1,596,695)
      In-kind redemptions...........................................           22,919,802         97,998,508          6,758,894
      Foreign currency transactions.................................                   --                 --                 --
                                                                           --------------     --------------     --------------
Net realized gain (loss)............................................           19,022,378         97,810,714          5,162,199
                                                                           --------------     --------------     --------------

Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           44,909,423        199,939,957          8,139,035
      Foreign currency translation..................................                   --                 --                 --
                                                                           --------------     --------------     --------------
Net change in unrealized appreciation (depreciation)................           44,909,423        199,939,957          8,139,035
                                                                           --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           63,931,801        297,750,671         13,301,234
                                                                           --------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $   65,363,321     $  306,086,899     $   13,509,735
                                                                           ==============     ==============     ==============


Page 50                 See Notes to Financial Statements

      FIRST TRUST                                                                                          FIRST TRUST
        NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
      CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
     GREEN ENERGY             REIT                WATER            NATURAL GAS           CHINDIA              BANK
      INDEX FUND           INDEX FUND              ETF                 ETF                 ETF             INDEX FUND
        (QCLN)                (FRI)               (FIW)               (FCG)               (FNI)              (QABA)
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------


     $       268,306     $     4,601,607     $     3,083,530     $       530,074     $     1,707,582     $     4,034,203
             111,611                  --              24,400              19,702             218,880              30,247
                  --                  --               1,875                  --                  --                  --
                  --                  --                  --             (36,414)            (16,208)             (9,632)
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             379,917           4,601,607           3,109,805             513,362           1,910,254           4,054,818
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


             111,971             337,180             476,343             404,560             393,427             841,795
              27,993              89,915              59,543             101,140              78,685             189,404
              13,836              53,793              59,346              50,652              49,017             103,016
                  --                  --                  --                  --              11,458              29,075
               4,776              15,495              15,733              13,911              17,295              28,752
               4,825               6,426              17,615              18,825               5,639              29,374
               1,400               5,620               5,954               5,057               4,918              10,522
              11,692              11,692              11,692              11,692              11,692              11,692
                  --              (1,183)             (2,166)               (804)              2,848              (1,524)
                 349              (2,353)              4,013               1,386               1,447               9,423
               3,683               3,812               3,885               3,849               3,760               4,097
               3,095               4,463               5,586               5,818               5,821               3,152
               2,050               4,720               2,362               4,794               4,134               3,916
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             185,670             529,580             659,906             620,880             590,141           1,262,694

             (17,714)                 --                  --             (14,040)                 --                  --
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             167,956             529,580             659,906             606,840             590,141           1,262,694
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             211,961           4,072,027           2,449,899             (93,478)          1,320,113           2,792,124
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------



             (15,300)         (1,382,683)           (462,333)         (4,454,274)          1,005,618          (2,996,574)
                  --           1,826,030          17,787,399           4,080,808           1,483,174          25,156,505
                  --                  --                  --                  77                  --                  --
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             (15,300)            443,347          17,325,066            (373,389)          2,488,792          22,159,931
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


           8,643,953            (262,320)            742,417         (44,555,291)         41,660,371         (43,383,163)
                  --                  --                  --                  30                  --                  --
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
           8,643,953            (262,320)            742,417         (44,555,261)         41,660,371         (43,383,163)
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
           8,628,653             181,027          18,067,483         (44,928,650)         44,149,163         (21,223,232)
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

     $     8,840,614     $     4,253,054     $    20,517,382     $   (45,022,128)    $    45,469,276     $   (18,431,108)
     ===============     ===============     ===============     ===============     ===============     ===============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                      FIRST TRUST
                                                                     NASDAQ-100                       NASDAQ-100-
                                                                   EQUAL WEIGHTED                  TECHNOLOGY SECTOR
                                                                     INDEX FUND                       INDEX FUND
                                                                       (QQEW)                           (QTEC)
                                                            -----------------------------   -------------------------------
                                                             Six Months                       Six Months
                                                                Ended                           Ended
                                                              6/30/2017      Year Ended       6/30/2017        Year Ended
                                                             (Unaudited)     12/31/2016      (Unaudited)       12/31/2016
                                                            -------------   -------------   --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................  $   1,431,520   $   2,820,495   $    8,336,228   $    6,413,896
   Net realized gain (loss)...............................     19,022,378       5,845,032       97,810,714       43,643,640
   Net change in unrealized appreciation (depreciation)...     44,909,423       4,631,267      199,939,957       59,587,597
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................     65,363,321      13,296,794      306,086,899      109,645,133
                                                            -------------   -------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................     (1,332,670)     (3,070,171)      (7,249,340)      (6,834,167)
                                                            -------------   -------------   --------------   --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................    162,047,153      53,443,431      531,635,818    1,382,978,541
   Cost of shares redeemed................................    (70,028,786)   (192,304,559)    (347,785,037)    (217,669,917)
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................     92,018,367    (138,861,128)     183,850,781    1,165,308,624
                                                            -------------   -------------   --------------   --------------
   Total increase (decrease) in net assets................    156,049,018    (128,634,505)     482,688,340    1,268,119,590

NET ASSETS:
   Beginning of period....................................    404,044,309     532,678,814    1,570,854,717      302,735,127
                                                            -------------   -------------   --------------   --------------
   End of period..........................................  $ 560,093,327   $ 404,044,309   $2,053,543,057   $1,570,854,717
                                                            =============   =============   ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................  $      98,850   $          --   $    1,086,888   $           --
                                                            =============   =============   ==============   ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................      8,750,002      12,250,002       29,850,002        7,100,002
   Shares sold............................................      3,100,000       1,200,000        8,750,000       27,350,000
   Shares redeemed as a result of reverse share split
      (See Note 4)........................................             --              --               --               --
   Shares redeemed........................................     (1,350,000)     (4,700,000)      (5,700,000)      (4,600,000)
                                                            -------------   -------------   --------------   --------------
   Shares outstanding, end of period......................     10,500,002       8,750,002       32,900,002       29,850,002
                                                            =============   =============   ==============   ==============


Page 52                 See Notes to Financial Statements

        FIRST TRUST                       FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Six Months                       Six Months                        Six Months                        Six Months
    Ended                           Ended                             Ended                             Ended
  6/30/2017      Year Ended       6/30/2017        Year Ended       6/30/2017        Year Ended       6/30/2017        Year Ended
 (Unaudited)     12/31/2016      (Unaudited)       12/31/2016      (Unaudited)       12/31/2016      (Unaudited)       12/31/2016
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

$     208,501   $     311,986   $      211,961   $      681,645   $    4,072,027   $    7,211,736   $    2,449,899   $      802,504
    5,162,199      11,593,705          (15,300)      (7,697,036)         443,347       13,949,681       17,325,066          (20,952)
    8,139,035     (18,610,059)       8,643,953        5,128,516         (262,320)      (9,738,996)         742,417       33,980,246
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   13,509,735      (6,704,368)       8,840,614       (1,886,875)       4,253,054       11,422,421       20,517,382       34,761,798
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


     (209,880)       (399,080)        (151,300)        (738,910)      (2,224,760)      (8,613,812)      (2,393,521)        (827,655)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


   15,743,925      22,735,602        5,336,003        2,142,506        3,487,823      166,972,713       74,032,778      111,623,834
  (30,684,557)    (96,961,872)              --      (17,334,393)     (38,566,319)    (159,605,559)     (72,029,824)     (26,198,610)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

  (14,940,632)    (74,226,270)       5,336,003      (15,191,887)     (35,078,496)       7,367,154        2,002,954       85,425,224
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
   (1,640,777)    (81,329,718)      14,025,317      (17,817,672)     (33,050,202)      10,175,763       20,126,815      119,359,367


  103,117,762     184,447,480       51,837,208       69,654,880      236,425,720      226,249,957      221,791,159      102,431,792
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$ 101,476,985   $ 103,117,762   $   65,862,525   $   51,837,208   $  203,375,518   $  236,425,720   $  241,917,974   $  221,791,159
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============

$      (1,379)  $          --   $       60,661   $           --   $    1,847,267   $           --   $       56,378   $           --
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


    2,550,002       4,450,002        3,350,002        4,350,002       10,250,002       10,250,002        5,600,002        3,400,002
      350,000         600,000          300,000          150,000          150,000        6,950,000        1,750,000        2,950,000

           --              --               --               --               --               --               --               --
     (700,000)     (2,500,000)              --       (1,150,000)      (1,650,000)      (6,950,000)      (1,700,000)        (750,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    2,200,002       2,550,002        3,650,002        3,350,002        8,750,002       10,250,002        5,650,002        5,600,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FIRST TRUST                      FIRST TRUST
                                                                     NATURAL GAS                        CHINDIA
                                                                         ETF                              ETF
                                                                        (FCG)                            (FNI)
                                                            -----------------------------   -------------------------------
                                                             Six Months                       Six Months
                                                                Ended                           Ended
                                                              6/30/2017      Year Ended       6/30/2017        Year Ended
                                                             (Unaudited)     12/31/2016      (Unaudited)       12/31/2016
                                                            -------------   -------------   --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................  $     (93,478)  $   1,147,156   $    1,320,113   $    1,536,815
   Net realized gain (loss)...............................       (373,389)   (129,930,231)       2,488,792      (11,566,495)
   Net change in unrealized appreciation (depreciation)...    (44,555,261)    177,660,242       41,660,371        2,877,754
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................    (45,022,128)     48,877,167       45,469,276       (7,151,926)
                                                            -------------   -------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................     (2,685,671)     (4,197,410)        (829,930)      (2,037,296)
                                                            -------------   -------------   --------------   --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................     14,437,283     400,163,152       94,960,265        2,725,776
   Cost of shares redeemed................................    (59,953,050)   (346,861,336)      (6,392,698)     (83,258,296)
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................    (45,515,767)     53,301,816       88,567,567      (80,532,520)
                                                            -------------   -------------   --------------   --------------
   Total increase (decrease) in net assets................    (93,223,566)     97,981,573      133,206,913      (89,721,742)

NET ASSETS:
   Beginning of period....................................    251,023,998     153,042,425      131,465,847      221,187,589
                                                            -------------   -------------   --------------   --------------
   End of period..........................................  $ 157,800,432   $ 251,023,998   $  264,672,760   $  131,465,847
                                                            =============   =============   ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................  $  (2,779,149)  $          --   $      (28,537)  $     (518,720)
                                                            =============   =============   ==============   ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................      9,598,365       6,860,000        4,800,002        7,800,002
   Shares sold............................................        600,000      45,050,000        2,950,000          100,000
   Shares redeemed as a result of reverse share split
      (See Note 4)........................................             --      (9,561,635)              --               --
   Shares redeemed........................................     (2,500,000)    (32,750,000)        (200,000)      (3,100,000)
                                                            -------------   -------------   --------------   --------------
   Shares outstanding, end of period......................      7,698,365       9,598,365        7,550,002        4,800,002
                                                            =============   =============   ==============   ==============


Page 54                 See Notes to Financial Statements

         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 Six Months
    Ended
  6/30/2017      Year Ended
 (Unaudited)     12/31/2016
-------------   -------------

$   2,792,124   $   3,031,721
   22,159,931         177,973
  (43,383,163)     65,114,595
-------------   -------------

  (18,431,108)     68,324,289
-------------   -------------


   (2,553,271)     (3,108,936)
-------------   -------------


  121,792,135     202,615,894
 (124,896,873)    (87,710,500)
-------------   -------------

   (3,104,738)    114,905,394
-------------   -------------
  (24,089,117)    180,120,747


  404,022,874     223,902,127
-------------   -------------
$ 379,933,757   $ 404,022,874
=============   =============

$     238,853   $          --
=============   =============


    7,650,002       5,750,002
    2,350,000       4,150,000

           --              --
   (2,500,000)     (2,250,000)
-------------   -------------
    7,500,002       7,650,002
=============   =============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    46.18      $    43.48     $    42.80     $    36.35     $    26.10     $    22.98
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.15            0.31           0.22           0.41           0.17           0.27
Net realized and unrealized gain (loss)           7.15            2.73           0.73           6.49          10.25           3.14
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  7.30            3.04           0.95           6.90          10.42           3.41
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.14)          (0.34)         (0.27)         (0.45)         (0.17)         (0.29)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    53.34      $    46.18     $    43.48     $    42.80     $    36.35     $    26.10
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 15.83%           7.02%          2.22%         19.13%         39.95%         14.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  560,093      $  404,044     $  532,679     $  577,828     $  288,945     $   84,815
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (b)       0.61%          0.60%          0.61%          0.63%          0.68%
Ratio of net expenses to average net assets       0.60% (b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             0.60% (b)       0.72%          0.51%          1.10%          0.60%          1.01%
Portfolio turnover rate (c)                         10%             29%            31%            27%            38%            34%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    52.62      $    42.64     $    43.67     $    35.43     $    25.86     $    24.14
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.25            0.67           0.37           0.45           0.24           0.19
Net realized and unrealized gain (loss)           9.77            9.99          (0.98)          8.32           9.59           1.74
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                 10.02           10.66          (0.61)          8.77           9.83           1.93
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.22)          (0.68)         (0.42)         (0.53)         (0.26)         (0.21)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    62.42      $    52.62     $    42.64     $    43.67     $    35.43     $    25.86
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 19.05%          25.27%         (1.37)%        24.83%         38.12%          8.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $2,053,543      $1,570,855     $  302,735     $  366,869     $  177,165     $  106,008
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.58% (b)       0.60%          0.60%          0.61%          0.62%          0.65%
Ratio of net expenses to average net assets       0.58% (b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             0.88% (b)       1.40%          0.83%          1.32%          0.80%          0.63%
Portfolio turnover rate (c)                          7%             27%            23%            20%            33%            26%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    40.44      $    41.45     $    39.73     $    34.77     $    24.70     $    20.80
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.09            0.09           0.13           0.32           0.10           0.31
Net realized and unrealized gain (loss)           5.70           (0.98)          1.75           4.97          10.06           3.92
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  5.79           (0.89)          1.88           5.29          10.16           4.23
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.10)          (0.12)         (0.16)         (0.33)         (0.09)         (0.33)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    46.13      $    40.44     $    41.45     $    39.73     $    34.77     $    24.70
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 14.28%          (2.13)%         4.75%         15.35%         41.24%         20.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  101,477      $  103,118     $  184,447     $  117,195     $   90,396     $   41,982
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.62% (b)       0.64%          0.63%          0.64%          0.67%          0.76%
Ratio of net expenses to average net assets       0.60% (b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             0.42% (b)       0.23%          0.33%          0.90%          0.38%          1.34%
Portfolio turnover rate (c)                          9%             30%            39%            23%            33%            40%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    15.47      $    16.01     $    17.23     $    17.90     $     9.48     $     9.65
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.06            0.17           0.11           0.13           0.07           0.13
Net realized and unrealized gain (loss)           2.55           (0.52)         (1.21)         (0.66)          8.42          (0.18)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  2.61           (0.35)         (1.10)         (0.53)          8.49          (0.05)
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.04)          (0.19)         (0.12)         (0.14)         (0.07)         (0.12)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    18.04      $    15.47     $    16.01     $    17.23     $    17.90     $     9.48
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 16.91%          (2.12)%        (6.43)%        (3.05)%        89.79%         (0.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   65,863      $   51,837     $   69,655     $   89,616     $   97,574     $   13,740
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.66% (b)       0.68%          0.65%          0.64%          0.70%          0.98%
Ratio of net expenses to average net assets       0.60% (b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             0.76% (b)       1.18%          0.65%          0.61%          0.60%          1.19%
Portfolio turnover rate (c)                         17%             49%            35%            37%            49%            24%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND (FRI)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    23.07      $    22.07     $    22.24     $    17.54     $    17.75     $    15.47
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.45            0.62           0.55           0.41           0.52           0.38
Net realized and unrealized gain (loss)          (0.04)           1.13          (0.13)          4.75          (0.19)          2.30
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  0.41            1.75           0.42           5.16           0.33           2.68
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.24)          (0.75)         (0.59)         (0.46)         (0.54)         (0.37)
Net realized gain                                   --              --             --             --             --          (0.03)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total distributions                              (0.24)          (0.75)         (0.59)         (0.46)         (0.54)         (0.40)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    23.24      $    23.07     $    22.07     $    22.24     $    17.54     $    17.75
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  1.78%           7.92%          1.97%         29.61%          1.82%         17.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  203,376      $  236,426     $  226,250     $  339,130     $  148,210     $  402,888
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.47% (b)       0.49%          0.48%          0.50%          0.50%          0.50%
Ratio of net expenses to average net assets       0.47% (b)       0.49%          0.48%          0.50%          0.50%          0.50%
Ratio of net investment income (loss) to
   average net assets                             3.62% (b)       2.52%          2.30%          2.35%          2.31%          2.15%
Portfolio turnover rate (c)                          3%              6%             8%            11%            11%             8%


FIRST TRUST WATER ETF (FIW)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    39.61      $    30.13     $    33.65     $    33.79     $    25.99     $    20.71
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.42            0.20           0.23           0.25           0.21           0.23
Net realized and unrealized gain (loss)           3.20            9.48          (3.52)         (0.14)          7.80           5.30
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  3.62            9.68          (3.29)          0.11           8.01           5.53
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.41)          (0.20)         (0.23)         (0.25)         (0.21)         (0.25)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    42.82      $    39.61     $    30.13     $    33.65     $    33.79     $    25.99
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  9.18%          32.21%         (9.81)%         0.36%         30.91%         26.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  241,918      $  221,791     $  102,432     $  198,550     $  197,643     $   72,769
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.55% (b)       0.57%          0.57%          0.59%          0.60%          0.63%
Ratio of net expenses to average net assets       0.55% (b)       0.57%          0.57%          0.59%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             2.06% (b)       0.58%          0.70%          0.75%          0.75%          1.02%
Portfolio turnover rate (c)                         17%             42%            17%            24%            45%            31%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NATURAL GAS ETF (FCG)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016         2015 (a)       2014 (a)       2013 (a)       2012 (a)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    26.15      $    22.30     $    56.10     $    97.65     $    78.35     $    90.95
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.02)           0.13           1.00           0.70           0.35           0.35
Net realized and unrealized gain (loss)          (5.29)           4.16         (33.75)        (41.50)         19.30         (12.60)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                 (5.31)           4.29         (32.75)        (40.80)         19.65         (12.25)
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.34)          (0.44)         (1.05)         (0.75)         (0.35)         (0.35)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    20.50      $    26.15     $    22.30     $    56.10     $    97.65     $    78.35
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                (20.33)%         19.48%        (59.10)%       (42.02)%        25.13%        (13.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  157,800      $  251,024     $  153,042     $  246,946     $  464,795     $  387,899
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.61% (c)       0.64% (d)      0.62%          0.61%          0.60%          0.63%
Ratio of net expenses to average net assets       0.60% (c)       0.61% (d)      0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                            (0.09)% (c)      0.54%          2.44%          0.74%          0.40%          0.40%
Portfolio turnover rate (e)                         30%            103%            67%            42%            49%            41%


FIRST TRUST CHINDIA ETF (FNI)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    27.39      $    28.36     $    28.63     $    28.22     $    20.97     $    18.23
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.22            0.25           0.15           0.20           0.20           0.35
Net realized and unrealized gain (loss)           7.56           (0.85)         (0.24)          0.48           7.26           2.74
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  7.78           (0.60)         (0.09)          0.68           7.46           3.09
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.11)          (0.37)         (0.18)         (0.27)         (0.21)         (0.35)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    35.06      $    27.39     $    28.36     $    28.63     $    28.22     $    20.97
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                 28.41%          (2.15)%        (0.32)%         2.37%         35.81%         17.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  264,673      $  131,466     $  221,188     $  111,663     $   71,962     $   66,066
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (c)       0.60%          0.62%          0.65%          0.66%          0.73%
Ratio of net expenses to average net assets       0.60% (c)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             1.34% (c)       0.91%          0.64%          0.54%          0.79%          1.60%
Portfolio turnover rate (e)                         19%             47%            68%            40%            40%            29%


(a) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on December 31, 2015, 2014, 2013 and 2012 prior to the reverse share split restatement were $4.46, $11.22, $19.53 and $15.67, respectively.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Includes excise tax. If this excise tax expense was not included, the total and net expense ratios would have been 0.63% and 0.60%, respectively.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    52.81      $    38.94     $    36.61     $    36.11     $    25.56     $    22.97
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.34            0.58           0.56           0.47           0.37           0.48
Net realized and unrealized gain (loss)          (2.18)          13.89           2.31           0.50          10.55           2.62
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                 (1.84)          14.47           2.87           0.97          10.92           3.10
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.31)          (0.60)         (0.54)         (0.47)         (0.37)         (0.51)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    50.66      $    52.81     $    38.94     $    36.61     $    36.11     $    25.56
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 (3.48)%         37.57%          7.88%          2.72%         42.89%         13.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $  379,934      $  404,023     $  223,902     $  109,818     $   52,362     $    8,945
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (b)       0.61%          0.62%          0.64%          0.76%          1.04%
Ratio of net expenses to average net assets       0.60% (b)       0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                             1.33% (b)       1.54%          1.52%          1.41%          1.38%          1.90%
Portfolio turnover rate (c)                          8%             16%            19%            26%            29%            17%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 60                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds that are currently offering shares. This report covers the nine funds listed below:

      First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
         Market LLC ("Nasdaq") ticker "QQEW")
      First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
         "QTEC")
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq
         ticker "QQXT")
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
         ticker "QCLN")
      First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
         "FRI")
      First Trust Water ETF - (NYSE Arca ticker "FIW")
      First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")
      First Trust Chindia ETF - (NYSE Arca ticker "FNI")
      First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
         "QABA")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                  INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                      NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund                   NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                       S&P United States REIT Index
First Trust Water ETF                                                 ISE Clean Edge Water Index
First Trust Natural Gas ETF                                           ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                               ISE ChIndia(TM) Index
First Trust NASDAQ(R) ABA Community Bank Index Fund                   NASDAQ OMX(R) ABA Community Bank Index(SM)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2017, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2017, QQEW, QQXT, QCLN, FIW, FCG, FNI and QABA have securities in the securities lending program. During the six months ended June 30, 2017, QQEW, QTEC, QQXT, QCLN, FIW, FCG, FNI and QABA participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2017, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of June 30, 2017.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2016 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     $        3,070,171    $             --    $             --
First Trust NASDAQ-100-Technology Sector Index Fund                           6,834,167                  --                  --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                          399,080                  --                  --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                     738,910                  --                  --
First Trust S&P REIT Index Fund                                               8,613,812                  --                  --
First Trust Water ETF                                                           827,655                  --                  --
First Trust Natural Gas ETF                                                   4,197,410                  --                  --
First Trust Chindia ETF                                                       2,037,296                  --                  --
First Trust NASDAQ(R)ABA Community Bank Index Fund                            3,108,936                  --                  --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

As of December 31, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     $               --    $    (29,201,386)   $     16,172,877
First Trust NASDAQ-100-Technology Sector Index Fund                                  --         (18,010,494)         71,363,998
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                               --         (10,619,367)           (339,669)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          --         (43,857,007)         (5,638,563)
First Trust S&P REIT Index Fund                                                      --                  --         (17,625,946)
First Trust Water ETF                                                                --         (16,239,544)         22,761,740
First Trust Natural Gas ETF                                                          --        (498,603,629)          1,954,828
First Trust Chindia ETF                                                        (215,841)        (69,776,716)        (11,765,141)
First Trust NASDAQ(R) ABA Community Bank Index Fund                                  --          (2,041,029)         59,025,429

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of June 30, 2017, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2016, the Funds, except for First Trust S&P REIT Index Fund, had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                Capital      Capital
                                                                 Loss         Loss         Post-         Total
                                                               Available    Available   Enactment -     Capital
                                                                Through      Through         No           Loss
                                                                 2017         2018       Expiration    Available
                                                              -----------  -----------  ------------  ------------
First Trust NASDAQ-100 Equal Weighted Index Fund              $ 4,681,103  $        --  $ 24,520,283  $ 29,201,386
First Trust NASDAQ-100-Technology Sector Index Fund             2,016,911           --    15,993,583    18,010,494
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          1,051,894       80,899     9,486,574    10,619,367
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     7,483,633    5,884,801    30,488,573    43,857,007
First Trust Water ETF                                           5,768,328    2,198,674     8,272,542    16,239,544
First Trust Natural Gas ETF                                    32,569,413   40,089,981   425,944,235   498,603,629
First Trust Chindia ETF                                        11,686,955    7,245,147    50,844,614    69,776,716
First Trust NASDAQ(R) ABA Community Bank Index Fund                 4,787      116,604     1,919,638     2,041,029

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2016, the following Fund incurred and elected to defer net ordinary losses as follows:

                                                                Qualified Late Year Losses
                                                                --------------------------
                                                            Ordinary Losses     Capital Losses
                                                            ---------------     --------------
First Trust Chindia ETF                                       $  215,841            $    --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                The Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund             The Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          The Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     The Nasdaq, Inc.
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R)ABA Community Bank Index Fund              The Nasdaq Stock Market LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust Water ETF                                                0.40%
First Trust Natural Gas ETF                                          0.40%
First Trust Chindia ETF                                              0.40%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.40%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2018.

                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2017 and fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                       Fees Waived or Expenses Borne
                                                                                    by First Trust Subject to Recovery
                                                                       -------------------------------------------------------------
                                           Advisory                    Six Months      Year         Year      Six Months
                                              Fee         Expense        Ended        Ended        Ended        Ended
                                            Waivers    Reimbursement   12/31/2014   12/31/2015   12/31/2016   6/30/2017     Total
                                           ---------   -------------   ----------   ----------   ----------   ----------  ----------
First Trust NASDAQ-100 Equal
   Weighted Index Fund                     $      --   $          --   $    6,153   $       --   $   37,048   $       --  $   43,201
First Trust NASDAQ-100-
   Technology Sector Index Fund                   --              --           --           --           --           --          --
First Trust NASDAQ-100
   Ex-Technology Sector Index Fund            12,076              --       17,885       38,410       49,128       12,076     117,499
First Trust NASDAQ(R) Clean Edge(R)
   Green Energy Index Fund                    17,714              --       25,587       38,617       44,163       17,714     126,081
First Trust S&P REIT Index Fund                   --              --           --           --           --           --          --
First Trust Water ETF                             --              --           --           --           --           --          --
First Trust Natural Gas ETF                   14,040              --       30,115       37,153       54,736       14,040     136,044
First Trust Chindia ETF                           --              --       11,179       38,142        5,970           --      55,291
First Trust NASDAQ(R) ABA
   Community Bank Index Fund                      --              --        8,101       22,638       21,616           --      52,355

During the six months ended June 30, 2017, First Trust recovered fees that were previously waived from First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust Chindia ETF and First Trust NASDAQ(R)ABA Community Bank Index Fund of $35,286, $20,695, $11,458 and $29,075, respectively.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                             4. REVERSE SHARE SPLIT

On April 22, 2016, the Trust's Board of Trustees approved a one-for-five reverse share split, whereby every five outstanding shares of the First Trust Natural Gas ETF ("FCG") as of the close of business on April 29, 2016 automatically converted to one share as of the opening of business on May 2, 2016. For the fiscal year ended December 31, 2016, the share transactions on the Statements of Changes in Net Assets reflect the actual transactions, including the impact of the reverse share split. As a result of the reverse share split, fractional shares totaling 1,635 shares were redeemed and paid out to shareholders. The reverse share split had no impact on the overall value of a shareholder's investment in FCG.

                      5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $    47,991,612   $    47,497,534
First Trust NASDAQ-100-Technology Sector Index Fund                   130,632,809       128,004,908
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                  9,384,870         9,371,361
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             9,542,146         9,463,081
First Trust S&P REIT Index Fund                                         9,185,011         7,491,271
First Trust Water ETF                                                  41,349,863        40,630,551
First Trust Natural Gas ETF                                            62,044,228        64,209,925
First Trust Chindia ETF                                                36,384,114        36,386,725
First Trust NASDAQ(R)ABA Community Bank Index Fund                     32,519,809        33,655,401

For the six months ended June 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   161,767,628   $    69,944,587
First Trust NASDAQ-100-Technology Sector Index Fund                   531,113,588       347,918,263
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 15,730,824        30,660,500
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             5,334,614                --
First Trust S&P REIT Index Fund                                         3,472,577        38,517,545
First Trust Water ETF                                                  73,897,705        72,396,096
First Trust Natural Gas ETF                                            14,354,747        59,656,108
First Trust Chindia ETF                                                94,861,025         6,386,240
First Trust NASDAQ(R)ABA Community Bank Index Fund                    121,639,587       123,514,707

                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2018.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

On August 9, 2017, First Trust Dow 30 Equal Weight ETF, an additional series of the Trust, began trading under the symbol "EDOW" on NYSE Arca.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund and First Trust Chindia ETF are non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust NASDAQ-100-Technology Sector Index Fund invests in information technology companies which are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies,with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

The First Trust Chindia ETF, the First Trust NASDAQ-100 Equal Weighted Index Fund, the First Trust NASDAQ-100-Technology Sector Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust Chindia ETF, First Trust NASDAQ-100 Ex-Technology Sector Index Fund and First Trust NASDAQ-100 Equal Weighted Index Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Natural Gas ETF invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust Water ETF invests in the securities of utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

The Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust Chindia ETF, the First Trust Natural Gas ETF and the First Trust Water ETF involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust Water ETF invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust Water ETF. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust Natural Gas ETF invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust Chindia ETF invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness.

First Trust NASDAQ-100-Technology Sector Index Fund and First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in semiconductor companies. Semiconductor companies are primarily involved in the design, distribution, manufacture and sale of semiconductors. Semiconductor companies are significantly affected by rapid obsolescence, intense competition and global demand. The Funds are also subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes. The prices of the securities of semiconductor companies may fluctuate widely in response to such events.

First Trust Natural Gas ETF invests in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

          NOT FDIC INSURED      NOT BANK GUARANTEED      MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

     BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT
                              MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
        First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
        First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
        First Trust Chindia ETF (formerly
        First Trust ISE Chindia Index Fund) (FNI)
        First Trust Water ETF (formerly First Trust ISE Water Index Fund) (FIW) First Trust Natural Gas ETF (formerly First Trust ISE-Revere Natural
           Gas Index Fund) (FCG)
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
        First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (substantially all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds. The Board considered the background and experience of the persons responsible for the day-to-day management of the Funds. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2019. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's MPI Peer Group included one or more peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratios of QCLN, FIW and FNI were below the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group and that the total (net) expense ratios of FCG, QABA, FRI, QQEW, QTEC and QQXT were above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor how the MPI Peer Groups were assembled and limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2016 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective MPI Peer Group and to that of one or more broad-based benchmarks, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2016 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                      This page intentionally left blank.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
   Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH)

Semi-Annual Report
For the Six Months Ended
June 30, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2017

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
   First Trust Total US Market AlphaDEX(R) ETF (TUSA)........................  4
   First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH)..............  6
Notes to Fund Performance Overview...........................................  8
Understanding Your Fund Expenses.............................................  9
Portfolio of Investments
   First Trust Total US Market AlphaDEX(R) ETF (TUSA)........................ 10
   First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH).............. 24
Statements of Assets and Liabilities......................................... 31
Statements of Operations..................................................... 32
Statements of Changes in Net Assets.......................................... 33
Financial Highlights......................................................... 34
Notes to Financial Statements................................................ 35
Additional Information....................................................... 43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2017

Dear Shareholders:

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information and the financial statements for your investment in the First Trust Exchange-Traded Fund (the "Trust"). We encourage you to read this report and discuss it with your financial advisor.

Six months into the year, the bull market in stocks continues. President Donald Trump's pro-growth, pro-U.S. policies, while slow in coming, have at least created some optimism about the future prospects for the U.S. economy, in our opinion. From Donald Trump's election on November 8, 2016 through June 30, 2017, the S&P 500(R) Index (the "Index") posted a total return of 14.79%, according to Bloomberg. The Index closed its June 19, 2017 trading session at an all-time high of 2,453.46.

The current bull market (measuring from March 9, 2009 through June 30, 2017) is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how an administration will affect markets and the economy in the future. Therefore, we stress the importance of maintaining a long-term perspective, as we have done since First Trust's inception over 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan through the Trust. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2017

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The U.S. economy appears to be on solid footing, as evidenced by the four quarter-point federal funds rate hikes initiated by the Federal Reserve beginning in December 2015, the ongoing growth in the labor force, and improving corporate earnings, in our opinion. We believe U.S. CEOs are feeling more optimistic about the climate for doing business. The Business Roundtable's CEO Economic Outlook Index, a composite of CEO projections for sales and plans for capital spending and hiring over the next six months, stood at its highest reading in three years in the second quarter of 2017, according to its own release.

In our last annual report, we commented on the rise in U.S. consumer confidence levels. We are pleased to report that it kept rising in the first half of 2017. The Conference Board's Consumer Confidence Index reading rose from 113.70 in December 2016 to 117.30 in June 2017, according to Bloomberg. The index reached as high as 124.90 in March 2017. The highest reading so far in this millennium was 144.71, set in January 2000. Confidence levels could trend higher if the Trump administration gets its tax reform policies passed into law, in our opinion. House Speaker Paul Ryan wants to pass a "tax overhaul" by the end of this year, according to CNBC. Mr. Ryan believes that the U.S. cannot achieve a 3% GDP growth rate without tax reform.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds and other exchange-traded products reached an all-time high of $4.17 trillion worldwide as of June 30, 2017, according to its own release. In the first six months of 2017, net inflows totaled an all-time high of $347.70 billion.

U.S. STOCKS AND BONDS

In the first six months of 2017, three of the major U.S. stock indices posted positive returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 9.34%, 5.99%, and 2.79%, respectively, according to Bloomberg. Nine of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Health Care, and Consumer Discretionary, up 17.23%, 16.07%, and 11.00%, respectively, on a total return basis. The two sectors that posted losses were Energy and Telecommunication Services, down 12.61% and 10.74%, respectively.

The current bull market in stocks is the second-longest in U.S. history, according to Bespoke Investment Group. As of June 30, 2017, the bull market stood at 3,035 days (March 9, 2009 - June 30, 2017). The longest bull market spanned 4,494 days (December 4, 1987 - March 24, 2000), or four years longer than the current bull market. As of June 30, 2017, the S&P 500(R) Index's all-time high of 2,453.46 on June 19, 2017, marked the 24th all-time closing high for the index in the first half of 2017, according to Bespoke Investment Group. It notes that the S&P(R) 500 Index has registered over 50 closing highs in a calendar year just four times since 1929. The most closing highs (77) was set in 1995.

The consensus estimated earnings growth rates for 2017 for the S&P 500(R) Index, S&P MidCap 400(R) Index, and S&P SmallCap 600(R) Index were 15.04%, 18.22%, and 19.23%, respectively, as of June 30, 2017, according to Bloomberg. The consensus estimated earnings growth rates for 2018 for the S&P 500(R) Index, S&P MidCap 400(R) Index, and S&P SmallCap 600(R) Index were 11.96%, 14.14%, and 18.86%, respectively, as of June 30, 2017. We continue to be encouraged by such optimistic earnings growth rate estimates.

In the U.S. bond market, the top-performing major debt group was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 4.93% in the first six months of 2017. The worst-performing debt group that we track was GNMAs (Government National Mortgage Association), though the group still generated a positive return. The Bloomberg Barclays GNMA 30-Year Index posted a total return of 0.89%. The yield on the benchmark 10-Year Treasury note (T-note) declined by 14 basis points in the first half of 2017, from 2.45% on December 31, 2016 to 2.31% on June 30, 2017. The average yield on the 10-year T-note was 2.69% for the 10-year period ended June 30, 2017, according to Bloomberg.

FOREIGN STOCKS AND BONDS

The U.S. dollar declined by 6.44% against a basket of major currencies in the first six months of 2017, as measured by the U.S. Dollar Index. With respect to U.S. investors, a weaker U.S. dollar can positively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 5.82% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 4.41% (USD). The MSCI Emerging Markets Index of stocks posted a total return of 18.43% (USD), while the MSCI World Index (excluding the U.S.) posted a total return of 12.82% (USD).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to quantitatively identify and select stocks across market capitalizations (including large-cap, mid-cap and small-cap companies) that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is a modified equal-dollar weighted index. The Index is reconstituted and balanced on a quarterly basis. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (12/5/06)      Ended      Ended      (12/5/06)
                                      6/30/17     6/30/17    6/30/17    6/30/17     to 6/30/17    6/30/17    6/30/17     to 6/30/17
FUND PERFORMANCE
NAV                                    7.55%      20.27%     11.46%      4.83%        5.15%       72.00%      60.22%       69.99%
Market Value                           7.47%      20.50%     11.38%      4.83%        5.15%       71.40%      60.22%       70.07%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US
   Market Index*                       7.96%      21.16%       N/A        N/A          N/A          N/A         N/A          N/A
Russell 3000(R) Index                  8.93%      18.51%     14.58%      7.26%        7.56%       97.53%     101.46%      115.96%
-----------------------------------------------------------------------------------------------------------------------------------

* On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's new underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 8.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                       20.19%
Financials                                   17.53
Information Technology                       15.98
Industrials                                  13.94
Health Care                                  10.35
Utilities                                     6.68
Materials                                     4.90
Consumer Staples                              3.36
Real Estate                                   3.03
Energy                                        2.53
Telecommunication Services                    1.51
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Liberty Interactive Corp. QVC Group,
   Class A                                    0.50%
Vertex Pharmaceuticals, Inc.                  0.48
Delta Air Lines, Inc.                         0.47
Baxter International, Inc.                    0.47
Best Buy Co., Inc.                            0.47
Yum China Holdings, Inc.                      0.47
Boeing (The) Co.                              0.45
Hasbro, Inc.                                  0.45
Corning, Inc.                                 0.45
Carnival Corp.                                0.45
                                            -------
   Total                                     4.66%
                                            =======

-----------------------------
The NASDAQ AlphaDEX(R) Total US Market Index (the "Index") is a trademark of The Nasdaq OMX Group and has been licensed for use by First Trust Portfolios L.P. AlphaDEX(R) is a trademark owned by First Trust Portfolios L.P. and has been licensed to The Nasdaq OMX Group for use in the name of the Index. The First Trust Total US Market AlphaDEX(R) ETF is not sponsored, endorsed, sold or promoted by The Nasdaq OMX Group and The Nasdaq OMX Group makes no representation or warranty regarding the advisability of investing in the First Trust Total US Market AlphaDEX(R) ETF or as to the result to be obtained by any person from use of the Index in connection with the trading of the First Trust Total US Market AlphaDEX(R) ETF.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
         DECEMBER 31, 2006 - JUNE 30, 2017

              First Trust
            Total US Market         Russell 3000(R)
            AlphaDEX(R) ETF              Index
12/06           $10,000                 $10,000
06/07            10,728                  10,711
12/07            10,465                  10,514
06/08             9,575                   9,353
12/08             6,755                   6,592
06/09             7,115                   6,869
12/09             9,062                   8,461
06/10             8,930                   7,949
12/10            10,862                   9,893
06/11            11,100                  10,521
12/11             9,824                   9,994
06/12             9,995                  10,925
12/12            10,683                  11,634
06/13            12,225                  13,270
12/13            14,385                  15,538
06/14            15,110                  16,616
12/14            14,725                  17,488
06/15            14,899                  17,827
12/15            13,844                  17,572
06/16            14,295                  18,208
12/16            15,986                  19,808
06/17            17,193                  21,577

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2012 through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            124              1              0            0
01/01/13 - 12/31/13            140              0              0            0
01/01/14 - 12/31/14            178              0              0            0
01/01/15 - 12/31/15            115             15              0            0
01/01/16 - 12/31/16            121              0              0            0
01/01/17 - 06/30/17            107              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/12 - 12/31/12            122              3              0            0
01/01/13 - 12/31/13            104              8              0            0
01/01/14 - 12/31/14             68              6              0            0
01/01/15 - 12/31/15            110             12              0            0
01/01/16 - 12/31/16            131              0              0            0
01/01/17 - 06/30/17             18              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the CBOE(R) VIX(R) Tail Hedge Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and call options included in the Index. The Index is composed of each of the equity securities comprising the S&P 500(R) Index and an out-of-the-money call option position on the Chicago Board Options Exchange Volatility Index(R) (the "VIX Index"). The VIX Index is quoted in percentage points, is calculated and disseminated in real-time by The Chicago Board Options Exchange ("CBOE(R)") and is a way of measuring the market's expectation of volatility in the S&P 500(R) over the next 30-day period. The Index, and in turn the Fund, tracks the performance of an S&P 500(R) stock portfolio (with dividends reinvested), and call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500(R) Index, as measured by the closest to maturity VIX Index futures. The Index is designed to help address extreme downward movements in the market by hedging its portfolio through purchasing call options on the VIX Index, or "tail hedging." The Index is reconstituted and rebalanced monthly. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was August 30, 2012.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL             CUMULATIVE
                                                                                      TOTAL RETURNS            TOTAL RETURNS
                                             6 Months Ended      1 Year Ended      Inception (8/29/12)      Inception (8/29/12)
                                                6/30/17            6/30/17             to 6/30/17               to 6/30/17
FUND PERFORMANCE
NAV                                              9.00%              11.16%                7.13%                   39.49%
Market Value                                     8.90%              11.44%                7.13%                   39.54%

INDEX PERFORMANCE
CBOE(R) VIX(R) Tail Hedge Index                  9.34%              11.82%                7.62%                   42.60%
S&P 500(R) Index                                 9.34%              17.90%               14.25%                   90.41%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 8.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       22.23%
Financials                                   14.58
Health Care                                  14.50
Consumer Discretionary                       12.29
Industrials                                  10.28
Consumer Staples                              9.06
Energy                                        6.04
Utilities                                     3.14
Real Estate                                   2.91
Materials                                     2.84
Telecommunication Services                    2.13
                                            -------
   Total                                    100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                   3.61%
Microsoft Corp.                               2.56
Amazon.com, Inc.                              1.85
Facebook, Inc., Class A                       1.72
Johnson & Johnson                             1.72
Exxon Mobil Corp.                             1.65
JPMorgan Chase & Co.                          1.57
Berkshire Hathaway, Inc., Class B             1.55
Alphabet, Inc., Class A                       1.32
Alphabet, Inc., Class C                       1.29
                                            -------
   Total                                     18.84%
                                            =======

-----------------------------
S&P(R) and S&P 500(R) are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS"); and CBOE(R), Chicago Board Options Exchange(R), CBOE Volatility Index(R) and VIX(R) are registered trademarks of Chicago Board Options Exchange, Incorporated ("CBOE(R)"); and these trademarks have been licensed for use by the S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        AUGUST 29, 2012 - JUNE 30, 2017

            First Trust CBOE(R) S&P 500(R)    CBOE(R) VIX(R)     S&P 500(R)
                VIX(R) Tail Hedge Fund        Tail Hdge Index      Index
08/12                  $10,000                    $10,000         $10,000
12/12                    9,863                      9,880          10,193
06/13                   10,686                     10,719          11,602
12/13                   11,738                     11,799          13,494
06/14                   12,251                     12,345          14,457
12/14                   13,525                     13,666          15,342
06/15                   13,175                     13,320          15,531
12/15                   12,730                     12,910          15,554
06/16                   12,551                     12,752          16,151
12/16                   12,800                     13,041          17,414
06/17                   13,952                     14,259          19,040

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2012 (commencement of trading) through June 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/30/12 - 12/31/12             57              3              0            0
01/01/13 - 12/31/13            155              5              0            0
01/01/14 - 12/31/14            152              2              0            1
01/01/15 - 12/31/15             98              1              0            1
01/01/16 - 12/31/16             76              3              0            0
01/01/17 - 06/30/17            104              0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/30/12 - 12/31/12             21              1              1            0
01/01/13 - 12/31/13             92              0              0            0
01/01/14 - 12/31/14             95              2              0            0
01/01/15 - 12/31/15            148              1              1            2
01/01/16 - 12/31/16            168              4              1            0
01/01/17 - 06/30/17             21              0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2017 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF or First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2017      JUNE 30, 2017         PERIOD           PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF
   (TUSA)
Actual                                               $1,000.00           $1,075.50            0.70% (a)          $3.60
Hypothetical (5% return before expenses)             $1,000.00           $1,021.32            0.70% (a)          $3.51

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE
   FUND (VIXH)
Actual                                               $1,000.00           $1,090.00            0.60%              $3.11
Hypothetical (5% return before expenses)             $1,000.00           $1,021.82            0.60%              $3.01


(a) These expense ratios reflect an expense cap. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2017 through June 30, 2017), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.6%
         134 AAR Corp.                         $        4,658
         106 Astronics Corp. (a)                        3,230
         238 Boeing (The) Co.                          47,064
          83 Curtiss-Wright Corp.                       7,618
          52 Esterline Technologies Corp. (a)           4,930
         180 General Dynamics Corp.                    35,658
         181 HEICO Corp.                               13,003
         139 Hexcel Corp.                               7,338
          51 Huntington Ingalls Industries,
                Inc.                                    9,494
          25 KLX, Inc. (a)                              1,250
         289 Kratos Defense & Security
                Solutions, Inc. (a)                     3,430
          51 L3 Technologies, Inc.                      8,521
          95 Lockheed Martin Corp.                     26,373
         144 Mercury Systems, Inc. (a)                  6,061
          50 Moog, Inc., Class A (a)                    3,586
          44 National Presto Industries, Inc.           4,862
          35 Northrop Grumman Corp.                     8,985
         175 Spirit AeroSystems Holdings, Inc.,
                Class A                                10,139
          60 Teledyne Technologies, Inc. (a)            7,659
         886 Textron, Inc.                             41,731
          75 United Technologies Corp.                  9,158
         492 Wesco Aircraft Holdings, Inc. (a)          5,338
                                               --------------
                                                      270,086
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.4%
         140 Air Transport Services Group,
                Inc. (a)                                3,049
          81 Atlas Air Worldwide Holdings,
                Inc. (a)                                4,224
          45 Expeditors International of
                Washington, Inc.                        2,542
          43 FedEx Corp.                                9,345
          48 Hub Group, Inc., Class A (a)               1,841
         264 XPO Logistics, Inc. (a)                   17,062
                                               --------------
                                                       38,063
                                               --------------
             AIRLINES -- 1.8%
         366 Alaska Air Group, Inc.                    32,852
         199 American Airlines Group, Inc.             10,014
         917 Delta Air Lines, Inc.                     49,279
         614 JetBlue Airways Corp. (a)                 14,018
          33 SkyWest, Inc.                              1,158
         470 Southwest Airlines Co.                    29,206
         238 Spirit Airlines, Inc. (a)                 12,293
         477 United Continental Holdings,
                Inc. (a)                               35,894
                                               --------------
                                                      184,714
                                               --------------
             AUTO COMPONENTS -- 1.2%
         239 American Axle & Manufacturing
                Holdings, Inc. (a)                      3,728
          61 BorgWarner, Inc.                           2,584
         127 Cooper Tire & Rubber Co.                   4,585
          41 Cooper-Standard Holdings, Inc. (a)         4,136
         291 Dana, Inc.                                 6,498


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             AUTO COMPONENTS (CONTINUED)
          55 Dorman Products, Inc. (a)         $        4,552
         157 Fox Factory Holding Corp. (a)              5,589
         356 Gentex Corp.                               6,753
          86 Gentherm, Inc. (a)                         3,337
         351 Goodyear Tire & Rubber (The) Co.          12,271
          23 LCI Industries                             2,355
         298 Lear Corp.                                42,340
         276 Modine Manufacturing Co. (a)               4,568
          69 Standard Motor Products, Inc.              3,603
         222 Superior Industries International,
                Inc.                                    4,562
         162 Tenneco, Inc.                              9,369
                                               --------------
                                                      120,830
                                               --------------
             AUTOMOBILES -- 1.3%
       2,897 Ford Motor Co.                            32,417
       1,192 General Motors Co.                        41,636
         121 Tesla, Inc. (a)                           43,755
         105 Thor Industries, Inc.                     10,975
          77 Winnebago Industries, Inc.                 2,695
                                               --------------
                                                      131,478
                                               --------------
             BANKS -- 5.6%
          72 1st Source Corp.                           3,452
          98 Ameris Bancorp                             4,724
         207 Associated Banc-Corp.                      5,216
         163 Banc of California, Inc.                   3,504
          13 BancFirst Corp.                            1,256
          74 BancorpSouth, Inc.                         2,257
       1,429 Bank of America Corp.                     34,668
          97 Bank of the Ozarks                         4,546
         136 BankUnited, Inc.                           4,585
          61 Banner Corp.                               3,447
         377 BB&T Corp.                                17,120
          31 Berkshire Hills Bancorp, Inc.              1,090
          32 BOK Financial Corp.                        2,692
          69 Boston Private Financial Holdings,
                Inc.                                    1,059
          72 Brookline Bancorp, Inc.                    1,051
          28 Bryn Mawr Bank Corp.                       1,190
         102 Camden National Corp.                      4,377
          26 Capital Bank Financial Corp.,
                Class A                                   991
          30 Cathay General Bancorp                     1,138
         174 CenterState Banks, Inc.                    4,326
         423 Citigroup, Inc.                           28,290
         732 Citizens Financial Group, Inc.            26,118
          67 CoBiz Financial, Inc.                      1,166
         123 Comerica, Inc.                             9,009
          45 Commerce Bancshares, Inc.                  2,557
          25 Community Trust Bancorp, Inc.              1,094
          46 ConnectOne Bancorp, Inc.                   1,037
         113 CU Bancorp (a)                             4,085
          57 Cullen/Frost Bankers, Inc.                 5,353
          36 Customers Bancorp, Inc. (a)                1,018
         147 East West Bancorp, Inc.                    8,611
          80 Enterprise Financial Services Corp.        3,264


Page 10                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
          68 FCB Financial Holdings, Inc.,
                Class A (a)                    $        3,247
         100 Fidelity Southern Corp.                    2,286
         996 Fifth Third Bancorp                       25,856
          38 First Busey Corp.                          1,114
          23 First Citizens BancShares, Inc.,
                Class A                                 8,572
          85 First Commonwealth Financial
                Corp.                                   1,078
          82 First Financial Bancorp                    2,271
         273 First Horizon National Corp.               4,756
          28 First Interstate BancSystem, Inc.,
                Class A                                 1,042
         114 First Merchants Corp.                      4,576
          90 First Republic Bank                        9,009
         283 Fulton Financial Corp.                     5,377
          45 Great Southern Bancorp, Inc.               2,407
          27 Great Western Bancorp, Inc.                1,102
         316 Green Bancorp, Inc. (a)                    6,130
         167 Hancock Holding Co.                        8,183
          68 Heartland Financial USA, Inc.              3,203
          45 Heritage Financial Corp.                   1,193
         187 Home BancShares, Inc.                      4,656
          32 IBERIABANK Corp.                           2,608
          70 Independent Bank Group, Inc.               4,165
         351 Investors Bancorp, Inc.                    4,689
         192 JPMorgan Chase & Co.                      17,549
         115 Lakeland Bancorp, Inc.                     2,168
          56 LegacyTexas Financial Group, Inc.          2,135
         208 Live Oak Bancshares, Inc. (b)              5,034
         109 M&T Bank Corp.                            17,653
          34 MainSource Financial Group, Inc.           1,139
         104 National Bank Holdings Corp.,
                Class A                                 3,443
         117 Pacific Premier Bancorp, Inc. (a)          4,317
         142 PacWest Bancorp                            6,631
         365 Park Sterling Corp.                        4,336
         278 People's United Financial, Inc.            4,909
          76 Pinnacle Financial Partners, Inc.          4,773
         140 PNC Financial Services Group
                (The), Inc.                            17,482
         124 Popular, Inc.                              5,172
          84 Preferred Bank                             4,491
          36 Prosperity Bancshares, Inc.                2,313
       1,160 Regions Financial Corp.                   16,982
          82 Sandy Spring Bancorp, Inc.                 3,334
         187 Seacoast Banking Corp. of
                Florida (a)                             4,507
          93 ServisFirst Bancshares, Inc.               3,431
          17 Signature Bank (a)                         2,440
         427 Sterling Bancorp                           9,928
         457 SunTrust Banks, Inc.                      25,921
          54 SVB Financial Group (a)                    9,493
         185 Synovus Financial Corp.                    8,184
         264 TCF Financial Corp.                        4,208
         121 Texas Capital Bancshares, Inc. (a)         9,365


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
          69 TowneBank                         $        2,125
          32 TriCo Bancshares                           1,125
         193 TriState Capital Holdings,
                Inc. (a)                                4,864
          35 Trustmark Corp.                            1,126
         101 UMB Financial Corp.                        7,561
         428 Umpqua Holdings Corp.                      7,858
          64 Union Bankshares Corp.                     2,170
          41 United Community Banks, Inc.               1,140
         428 Valley National Bancorp                    5,055
         101 Webster Financial Corp.                    5,274
         303 Wells Fargo & Co.                         16,789
         206 Western Alliance Bancorp (a)              10,135
          73 Wintrust Financial Corp.                   5,580
         241 Zions Bancorporation                      10,582
                                               --------------
                                                      584,533
                                               --------------
             BEVERAGES -- 0.2%
          16 Boston Beer (The) Co., Inc.,
                Class A (a)                             2,114
          27 Coca-Cola Bottling Co.
                Consolidated                            6,180
          62 MGP Ingredients, Inc.                      3,173
          68 National Beverage Corp.                    6,362
                                               --------------
                                                       17,829
                                               --------------
             BIOTECHNOLOGY -- 2.4%
         147 ACADIA Pharmaceuticals, Inc. (a)           4,100
          38 Agios Pharmaceuticals, Inc. (a)            1,955
         130 Alkermes PLC (a)                           7,536
         502 Array BioPharma, Inc. (a)                  4,202
         267 BioCryst Pharmaceuticals, Inc. (a)         1,485
          25 Bluebird Bio, Inc. (a)                     2,626
         141 Blueprint Medicines Corp. (a)              7,144
         135 Celgene Corp. (a)                         17,532
         195 CytomX Therapeutics, Inc. (a)              3,023
          54 Eagle Pharmaceuticals, Inc. (a) (b)        4,260
         101 Editas Medicine, Inc. (a)                  1,695
         116 Emergent BioSolutions, Inc. (a)            3,934
         262 Epizyme, Inc. (a)                          3,956
         238 Exact Sciences Corp. (a)                   8,418
         583 Exelixis, Inc. (a)                        14,359
         174 Foundation Medicine, Inc. (a)              6,917
          36 Genomic Health, Inc. (a)                   1,172
          87 Halozyme Therapeutics, Inc. (a)            1,115
         347 Immunomedics, Inc. (a)                     3,064
         315 Incyte Corp. (a)                          39,662
         198 Ironwood Pharmaceuticals, Inc. (a)         3,738
         365 Keryx Biopharmaceuticals, Inc. (a)         2,639
          57 Kite Pharma, Inc. (a)                      5,909
         118 MiMedx Group, Inc. (a) (b)                 1,766
         234 Myriad Genetics, Inc. (a)                  6,047
          47 NewLink Genetics Corp. (a)                   345
         143 Portola Pharmaceuticals, Inc. (a)          8,032
         595 Progenics Pharmaceuticals, Inc. (a)        4,040
          64 Repligen Corp. (a)                         2,652
         161 Seattle Genetics, Inc. (a)                 8,330
          82 TESARO, Inc. (a)                          11,469
         193 TG Therapeutics, Inc. (a)                  1,940


                        See Notes to Financial Statements                Page 11

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BIOTECHNOLOGY (CONTINUED)
          19 United Therapeutics Corp. (a)     $        2,465
         385 Vertex Pharmaceuticals, Inc. (a)          49,615
                                               --------------
                                                      247,142
                                               --------------
             BUILDING PRODUCTS -- 0.8%
          99 A.O. Smith Corp.                           5,577
          64 AAON, Inc.                                 2,358
          67 Allegion PLC                               5,435
          49 American Woodmark Corp. (a)                4,682
          75 Apogee Enterprises, Inc.                   4,263
         377 Builders FirstSource, Inc. (a)             5,776
         138 Continental Building Products,
                Inc. (a)                                3,215
          83 Fortune Brands Home & Security,
                Inc.                                    5,415
          27 Gibraltar Industries, Inc. (a)               963
         182 Griffon Corp.                              3,995
          30 Lennox International, Inc.                 5,509
         206 Owens Corning                             13,785
          63 Patrick Industries, Inc. (a)               4,590
         285 Ply Gem Holdings, Inc. (a)                 5,116
          56 Quanex Building Products Corp.             1,184
          52 Simpson Manufacturing Co., Inc.            2,273
          49 Trex Co., Inc. (a)                         3,315
          34 Universal Forest Products, Inc.            2,969
         239 USG Corp. (a)                              6,936
                                               --------------
                                                       87,356
                                               --------------
             CAPITAL MARKETS -- 3.8%
          46 Affiliated Managers Group, Inc.            7,630
         357 Bank of New York Mellon (The)
                Corp.                                  18,214
          31 CBOE Holdings, Inc.                        2,833
         413 Charles Schwab (The) Corp.                17,742
         483 E*TRADE Financial Corp. (a)               18,369
         112 Eaton Vance Corp.                          5,300
          72 Evercore Partners, Inc., Class A           5,076
          85 Federated Investors, Inc., Class B         2,401
         103 Financial Engines, Inc.                    3,770
       1,000 Franklin Resources, Inc.                  44,790
         110 Goldman Sachs Group (The), Inc.           24,409
         115 Greenhill & Co., Inc.                      2,312
          33 Houlihan Lokey, Inc.                       1,152
         141 Intercontinental Exchange, Inc.            9,295
          59 INTL FCStone, Inc. (a)                     2,228
         550 Invesco Ltd.                              19,355
         140 Legg Mason, Inc.                           5,342
         317 LPL Financial Holdings, Inc.              13,460
          54 MarketAxess Holdings, Inc.                10,859
         590 Morgan Stanley                            26,290
          97 Morningstar, Inc.                          7,599
         104 MSCI, Inc.                                10,711
         160 PJT Partners, Inc., Class A                6,435
         553 Raymond James Financial, Inc.             44,362
          64 S&P Global, Inc.                           9,343
          50 SEI Investments Co.                        2,689
         212 State Street Corp.                        19,023


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CAPITAL MARKETS (CONTINUED)
          50 Stifel Financial Corp. (a)        $        2,299
         618 T. Rowe Price Group, Inc.                 45,862
          32 Virtus Investment Partners, Inc.           3,550
         331 Waddell & Reed Financial, Inc.,
                Class A                                 6,249
                                               --------------
                                                      398,949
                                               --------------
             CHEMICALS -- 2.6%
          41 AdvanSix, Inc. (a)                         1,281
         160 Albemarle Corp.                           16,886
         157 Axalta Coating Systems Ltd. (a)            5,030
         169 Cabot Corp.                                9,030
          77 Calgon Carbon Corp.                        1,163
         281 Celanese Corp., Series A                  26,678
          35 Chase Corp.                                3,734
         328 Chemours (The) Co.                        12,438
         417 Eastman Chemical Co.                      35,024
         396 FutureFuel Corp.                           5,976
         103 GCP Applied Technologies, Inc. (a)         3,141
          44 H.B. Fuller Co.                            2,249
         515 Huntsman Corp.                            13,308
          62 Innophos Holdings, Inc.                    2,718
          52 Innospec, Inc.                             3,409
          19 International Flavors & Fragrances,
                Inc.                                    2,565
         106 Koppers Holdings, Inc. (a)                 3,832
         145 Kraton Corp. (a)                           4,994
         370 LyondellBasell Industries N.V.,
                Class A                                31,224
       1,156 Mosaic (The) Co.                          26,391
           6 NewMarket Corp.                            2,763
         385 Olin Corp.                                11,658
         971 Platform Specialty Products
                Corp. (a)                              12,312
          66 PolyOne Corp.                              2,557
          26 Quaker Chemical Corp.                      3,776
          46 RPM International, Inc.                    2,509
          27 Scotts Miracle-Gro (The) Co.               2,415
          32 Sensient Technologies Corp.                2,577
          43 Stepan Co.                                 3,747
          67 Trinseo S.A.                               4,603
         153 Westlake Chemical Corp.                   10,130
                                               --------------
                                                      270,118
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.2%
         341 ACCO Brands Corp. (a)                      3,973
          58 Brady Corp., Class A                       1,966
         398 Casella Waste Systems, Inc.,
                Class A (a)                             6,531
         200 Cintas Corp.                              25,208
          45 Clean Harbors, Inc. (a)                    2,512
         327 Copart, Inc. (a)                          10,395
         140 Deluxe Corp.                               9,691
          26 Healthcare Services Group, Inc.            1,218
         107 Herman Miller, Inc.                        3,253
          24 HNI Corp.                                    957
          59 Interface, Inc.                            1,159


Page 12                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             COMMERCIAL SERVICES & SUPPLIES
                (CONTINUED)
         116 KAR Auction Services, Inc.        $        4,869
         204 Kimball International, Inc.,
                Class B                                 3,405
         134 McGrath RentCorp                           4,640
          74 Mobile Mini, Inc.                          2,209
          32 MSA Safety, Inc.                           2,597
          45 Quad/Graphics, Inc.                        1,031
         204 Rollins, Inc.                              8,305
          33 SP Plus Corp. (a)                          1,008
         201 Steelcase, Inc., Class A                   2,814
          31 Stericycle, Inc. (a)                       2,366
         110 Tetra Tech, Inc.                           5,033
          32 UniFirst Corp.                             4,502
          75 Viad Corp.                                 3,544
         116 Waste Management, Inc.                     8,509
                                               --------------
                                                      121,695
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.6%
          54 ADTRAN, Inc.                               1,115
         100 Applied Optoelectronics, Inc. (a)          6,179
          96 Arista Networks, Inc. (a)                 14,380
         107 Ciena Corp. (a)                            2,677
         499 Cisco Systems, Inc.                       15,619
         303 CommScope Holding Co., Inc. (a)           11,523
          39 EchoStar Corp., Class A (a)                2,367
         748 Extreme Networks, Inc. (a)                 6,897
          18 F5 Networks, Inc. (a)                      2,287
          92 Finisar Corp. (a)                          2,390
         379 Harris Corp.                              41,341
          59 InterDigital, Inc.                         4,561
       1,212 Juniper Networks, Inc.                    33,791
         105 Lumentum Holdings, Inc. (a)                5,990
          68 NETGEAR, Inc. (a)                          2,931
          67 NetScout Systems, Inc. (a)                 2,305
         229 Oclaro, Inc. (a) (b)                       2,139
          21 Plantronics, Inc.                          1,098
          50 Ubiquiti Networks, Inc. (a) (b)            2,598
          79 ViaSat, Inc. (a)                           5,230
                                               --------------
                                                      167,418
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.8%
         213 AECOM (a)                                  6,886
         196 Aegion Corp. (a)                           4,289
          51 Argan, Inc.                                3,060
          61 Comfort Systems USA, Inc.                  2,263
          60 Dycom Industries, Inc. (a)                 5,371
         121 EMCOR Group, Inc.                          7,911
          96 Fluor Corp.                                4,395
          22 Granite Construction, Inc.                 1,061
          91 Jacobs Engineering Group, Inc.             4,950
         316 MasTec, Inc. (a)                          14,268
          55 MYR Group, Inc. (a)                        1,706
          48 Primoris Services Corp.                    1,197
         273 Quanta Services, Inc. (a)                  8,987


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONSTRUCTION & ENGINEERING
                (CONTINUED)
         177 Tutor Perini Corp. (a)            $        5,089
          49 Valmont Industries, Inc.                   7,330
                                               --------------
                                                       78,763
                                               --------------
             CONSTRUCTION MATERIALS -- 0.2%
          52 Eagle Materials, Inc.                      4,806
          39 Martin Marietta Materials, Inc.            8,681
          45 Summit Materials, Inc.,
                Class A (a)                             1,299
          52 US Concrete, Inc. (a)                      4,084
                                               --------------
                                                       18,870
                                               --------------
             CONSUMER FINANCE -- 1.3%
       1,659 Ally Financial, Inc.                      34,673
         389 Capital One Financial Corp.               32,139
         247 Discover Financial Services               15,361
         146 Encore Capital Group, Inc. (a)             5,862
          23 FirstCash, Inc.                            1,341
         685 Navient Corp.                             11,405
         103 Nelnet, Inc., Class A                      4,842
          68 PRA Group, Inc. (a)                        2,577
         949 Santander Consumer USA
                Holdings, Inc. (a)                     12,109
         492 Synchrony Financial                       14,672
                                               --------------
                                                      134,981
                                               --------------
             CONTAINERS & PACKAGING -- 0.9%
          99 AptarGroup, Inc.                           8,599
          31 Avery Dennison Corp.                       2,739
         155 Bemis Co., Inc.                            7,169
         208 Berry Global Group, Inc. (a)              11,858
          48 Crown Holdings, Inc. (a)                   2,864
         786 Graphic Packaging Holding Co.             10,831
          92 Greif, Inc., Class A                       5,132
         124 Owens-Illinois, Inc. (a)                   2,966
          83 Packaging Corp. of America                 9,245
         170 Silgan Holdings, Inc.                      5,403
         191 Sonoco Products Co.                        9,821
         324 WestRock Co.                              18,358
                                               --------------
                                                       94,985
                                               --------------
             DISTRIBUTORS -- 0.3%
          36 Core-Mark Holding Co., Inc.                1,190
         576 LKQ Corp. (a)                             18,979
         106 Pool Corp.                                12,463
                                               --------------
                                                       32,632
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.5%
          95 Adtalem Global Education, Inc.             3,605
          35 Bright Horizons Family Solutions,
                Inc. (a)                                2,702
          40 Capella Education Co.                      3,424
         266 Chegg, Inc. (a)                            3,269
           7 Graham Holdings Co., Class B               4,197
          78 Grand Canyon Education, Inc. (a)           6,116
         326 H&R Block, Inc.                           10,077
         176 K12, Inc. (a)                              3,154
         246 Service Corp. International                8,229


                        See Notes to Financial Statements                Page 13

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED CONSUMER SERVICES
                (CONTINUED)
          74 Sotheby's (a)                     $        3,972
          42 Strayer Education, Inc.                    3,915
                                               --------------
                                                       52,660
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.4%
         202 Berkshire Hathaway, Inc.,
                Class B (a)                            34,213
          97 Leucadia National Corp.                    2,537
                                               --------------
                                                       36,750
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.9%
         812 AT&T, Inc.                                30,637
          32 ATN International, Inc.                    2,190
       1,788 CenturyLink, Inc.                         42,697
       4,721 Frontier Communications Corp. (b)          5,476
         162 General Communication, Inc.,
                Class A (a)                             5,936
         582 Iridium Communications,
                Inc. (a) (b)                            6,431
         154 Zayo Group Holdings, Inc. (a)              4,759
                                               --------------
                                                       98,126
                                               --------------
             ELECTRIC UTILITIES -- 3.3%
         149 ALLETE, Inc.                              10,680
         192 Alliant Energy Corp.                       7,713
         308 Duke Energy Corp.                         25,746
         318 Edison International                      24,864
          89 El Paso Electric Co.                       4,601
         111 Entergy Corp.                              8,522
         430 Eversource Energy                         26,105
         937 Exelon Corp.                              33,798
         433 Great Plains Energy, Inc.                 12,678
         304 Hawaiian Electric Industries, Inc.         9,844
          91 IDACORP, Inc.                              7,767
         197 NextEra Energy, Inc.                      27,606
         289 OGE Energy Corp.                          10,054
          59 Otter Tail Corp.                           2,336
         381 PG&E Corp.                                25,287
         121 Pinnacle West Capital Corp.               10,304
          91 PNM Resources, Inc.                        3,481
         228 Portland General Electric Co.             10,417
         902 PPL Corp.                                 34,871
         508 Southern (The) Co.                        24,323
         569 Xcel Energy, Inc.                         26,106
                                               --------------
                                                      347,103
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.8%
          38 AZZ, Inc.                                  2,120
         455 Eaton Corp. PLC                           35,413
          49 Encore Wire Corp.                          2,092
          64 EnerSys                                    4,637
         125 General Cable Corp.                        2,044
          42 Hubbell, Inc.                              4,753
         167 Regal Beloit Corp.                        13,619
         108 Rockwell Automation, Inc.                 17,492


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRICAL EQUIPMENT (CONTINUED)
         116 Sensata Technologies Holding
                N.V. (a)                       $        4,955
                                               --------------
                                                       87,125
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.0%
         118 Amphenol Corp., Class A                    8,711
          28 Anixter International, Inc. (a)            2,190
         172 Arrow Electronics, Inc. (a)               13,488
         276 Avnet, Inc.                               10,731
         274 AVX Corp.                                  4,477
         146 Belden, Inc.                              11,013
         141 Benchmark Electronics, Inc. (a)            4,554
         219 CDW Corp.                                 13,694
         151 Cognex Corp.                              12,820
          61 Coherent, Inc. (a)                        13,724
       1,561 Corning, Inc.                             46,908
          53 CTS Corp.                                  1,145
          43 Dolby Laboratories, Inc., Class A          2,105
          80 Fabrinet (a)                               3,413
          70 FLIR Systems, Inc.                         2,426
         156 II-VI, Inc. (a)                            5,351
          82 Insight Enterprises, Inc. (a)              3,279
          84 IPG Photonics Corp. (a)                   12,189
          37 Itron, Inc. (a)                            2,507
         262 Jabil, Inc.                                7,648
         210 Keysight Technologies, Inc. (a)            8,175
          63 Littelfuse, Inc.                          10,395
          74 Methode Electronics, Inc.                  3,049
         151 PC Connection, Inc.                        4,086
          58 Plexus Corp. (a)                           3,049
          39 Rogers Corp. (a)                           4,236
         111 Sanmina Corp. (a)                          4,229
         143 ScanSource, Inc. (a)                       5,763
          90 SYNNEX Corp.                              10,797
         565 TE Connectivity Ltd.                      44,454
          36 Tech Data Corp. (a)                        3,636
         348 TTM Technologies, Inc. (a)                 6,041
         117 Universal Display Corp.                   12,782
         205 Vishay Intertechnology, Inc.               3,403
          83 Zebra Technologies Corp.,
                Class A (a)                             8,343
                                               --------------
                                                      314,811
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.3%
         272 Archrock, Inc.                             3,101
         589 Atwood Oceanics, Inc. (a)                  4,800
          82 Dril-Quip, Inc. (a)                        4,001
          38 Helmerich & Payne, Inc.                    2,065
         499 McDermott International, Inc. (a)          3,578
          83 Oceaneering International, Inc.            1,896
         208 Patterson-UTI Energy, Inc.                 4,199
       1,016 Transocean Ltd. (a)                        8,362
                                               --------------
                                                       32,002
                                               --------------


Page 14                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.3%
         294 Altisource Residential Corp.      $        3,804
         330 American Homes 4 Rent, Class A             7,448
         530 Apple Hospitality REIT, Inc.               9,916
         139 Brandywine Realty Trust                    2,437
         167 Care Capital Properties, Inc.              4,459
          67 CareTrust REIT, Inc.                       1,242
         589 CBL & Associates Properties,
                Inc. (b)                                4,965
         235 Chesapeake Lodging Trust                   5,750
          74 Colony Starwood Homes                      2,539
          51 Columbia Property Trust, Inc.              1,141
         402 CoreCivic, Inc.                           11,087
          25 CoreSite Realty Corp.                      2,588
          49 CyrusOne, Inc.                             2,732
         504 DiamondRock Hospitality Co.                5,519
          66 Douglas Emmett, Inc.                       2,522
         102 DuPont Fabros Technology, Inc.             6,238
          21 Equinix, Inc.                              9,012
         405 Equity Commonwealth (a)                   12,798
          98 Four Corners Property Trust, Inc.          2,461
         185 Franklin Street Properties Corp.           2,050
         409 GEO Group (The), Inc.                     12,094
         192 Gramercy Property Trust                    5,704
         299 Hersha Hospitality Trust                   5,534
         187 InfraREIT, Inc.                            3,581
          68 Lamar Advertising Co., Class A             5,003
         437 LaSalle Hotel Properties                  13,023
          31 Life Storage, Inc.                         2,297
         190 Outfront Media, Inc.                       4,393
         115 Pebblebrook Hotel Trust                    3,708
         237 Piedmont Office Realty Trust, Inc.,
                Class A                                 4,996
         446 Rayonier, Inc.                            12,831
         239 RLJ Lodging Trust                          4,749
          82 Ryman Hospitality Properties, Inc.         5,249
          80 Sabra Health Care REIT, Inc.               1,928
         218 Select Income REIT                         5,239
         500 Senior Housing Properties Trust           10,220
         352 Summit Hotel Properties, Inc.              6,565
         825 Sunstone Hotel Investors, Inc.            13,299
          65 Tier REIT, Inc.                            1,201
          98 Uniti Group, Inc.                          2,464
         388 Washington Prime Group, Inc.               3,248
         329 Xenia Hotels & Resorts, Inc.               6,373
                                               --------------
                                                      234,407
                                               --------------
             FOOD & STAPLES RETAILING -- 1.3%
          59 Andersons (The), Inc.                      2,015
          68 Casey's General Stores, Inc.               7,283
         430 CVS Health Corp.                          34,598
         104 Ingles Markets, Inc., Class A              3,463
         858 Kroger (The) Co.                          20,008
          47 Performance Food Group Co. (a)             1,288
         278 Smart & Final Stores, Inc. (a)             2,530
          32 SpartanNash Co.                              831


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD & STAPLES RETAILING
                (CONTINUED)
          49 Sprouts Farmers Market, Inc. (a)  $        1,111
         130 United Natural Foods, Inc. (a)             4,771
         271 US Foods Holding Corp. (a)                 7,376
         351 Wal-Mart Stores, Inc.                     26,564
          94 Weis Markets, Inc.                         4,580
         425 Whole Foods Market, Inc.                  17,897
                                               --------------
                                                      134,315
                                               --------------
             FOOD PRODUCTS -- 1.4%
         549 Archer-Daniels-Midland Co.                22,718
         160 Bunge Ltd.                                11,936
         387 Darling Ingredients, Inc. (a)              6,091
         172 Dean Foods Co.                             2,924
         391 Flowers Foods, Inc.                        6,768
          95 Fresh Del Monte Produce, Inc.              4,836
          84 Ingredion, Inc.                           10,014
          64 J.M. Smucker (The) Co.                     7,573
          15 John B. Sanfilippo & Son, Inc.               947
         449 Pilgrim's Pride Corp. (a)                  9,842
         175 Pinnacle Foods, Inc.                      10,395
          87 Post Holdings, Inc. (a)                    6,756
          54 Sanderson Farms, Inc.                      6,245
         683 Tyson Foods, Inc., Class A                42,776
                                               --------------
                                                      149,821
                                               --------------
             GAS UTILITIES -- 0.4%
          96 Atmos Energy Corp.                         7,963
          32 Chesapeake Utilities Corp.                 2,398
          64 New Jersey Resources Corp.                 2,541
          57 Northwest Natural Gas Co.                  3,411
         112 ONE Gas, Inc.                              7,819
         122 Southwest Gas Holdings, Inc.               8,913
          50 Spire, Inc.                                3,488
         205 UGI Corp.                                  9,924
                                               --------------
                                                       46,457
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 2.7%
          40 ABIOMED, Inc. (a)                          5,732
         110 Align Technology, Inc. (a)                16,513
          15 Analogic Corp.                             1,090
          59 AtriCure, Inc. (a)                         1,431
         813 Baxter International, Inc.                49,219
         339 Boston Scientific Corp. (a)                9,397
          34 C. R. Bard, Inc.                          10,748
          32 Cantel Medical Corp.                       2,493
         159 Cardiovascular Systems, Inc. (a)           5,125
          38 Cooper (The) Cos., Inc.                    9,098
          60 DexCom, Inc. (a)                           4,389
         175 GenMark Diagnostics, Inc. (a)              2,070
         110 Glaukos Corp. (a)                          4,562
          38 Globus Medical, Inc., Class A (a)          1,260
          30 Halyard Health, Inc. (a)                   1,178
         179 Hill-Rom Holdings, Inc.                   14,250
          15 ICU Medical, Inc. (a)                      2,587
         273 IDEXX Laboratories, Inc. (a)              44,068
          58 Inogen, Inc. (a)                           5,534
          26 Insulet Corp. (a)                          1,334


                        See Notes to Financial Statements                Page 15

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE EQUIPMENT & SUPPLIES
                (CONTINUED)
          28 Integer Holdings Corp. (a)        $        1,211
          55 K2M Group Holdings, Inc. (a)               1,340
         136 Masimo Corp. (a)                          12,400
         156 Merit Medical Systems, Inc. (a)            5,951
          29 Natus Medical, Inc. (a)                    1,082
          17 Neogen Corp. (a)                           1,175
          24 Nevro Corp. (a)                            1,786
         135 NuVasive, Inc. (a)                        10,384
          42 NxStage Medical, Inc. (a)                  1,053
         347 OraSure Technologies, Inc. (a)             5,989
          54 Penumbra, Inc. (a)                         4,739
          70 ResMed, Inc.                               5,451
         154 Spectranetics (The) Corp. (a)              5,914
         128 Stryker Corp.                             17,764
          26 Teleflex, Inc.                             5,402
          28 Varian Medical Systems, Inc. (a)           2,889
         181 Wright Medical Group N.V. (a)              4,976
                                               --------------
                                                      281,584
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.5%
         111 AMN Healthcare Services, Inc. (a)          4,335
         153 Anthem, Inc.                              28,784
         194 BioTelemetry, Inc. (a)                     6,489
         118 Centene Corp. (a)                          9,426
          25 Chemed Corp.                               5,113
          61 Civitas Solutions, Inc. (a)                1,067
          26 CorVel Corp. (a)                           1,234
         372 DaVita, Inc. (a)                          24,091
         141 Diplomat Pharmacy, Inc. (a)                2,087
         239 Ensign Group (The), Inc.                   5,203
         639 Express Scripts Holding Co. (a)           40,794
         474 HCA Healthcare, Inc. (a)                  41,333
          79 HealthEquity, Inc. (a)                     3,937
         177 HealthSouth Corp.                          8,567
         118 Laboratory Corp. of America
                Holdings (a)                           18,188
          21 LHC Group, Inc. (a)                        1,426
          86 LifePoint Health, Inc. (a)                 5,775
          81 Magellan Health, Inc. (a)                  5,905
         109 MEDNAX, Inc. (a)                           6,580
         166 Molina Healthcare, Inc. (a)               11,484
          63 National HealthCare Corp.                  4,419
          65 Owens & Minor, Inc.                        2,092
         112 Patterson Cos., Inc.                       5,258
         192 PharMerica Corp. (a)                       5,040
         126 Providence Service (The) Corp. (a)         6,377
          86 Quest Diagnostics, Inc.                    9,560
         252 Select Medical Holdings Corp. (a)          3,868
         231 Surgery Partners, Inc. (a)                 5,255
         225 Teladoc, Inc. (a)                          7,807
          77 Tivity Health, Inc. (a)                    3,068
         206 UnitedHealth Group, Inc.                  38,197
         271 Universal Health Services, Inc.,
                Class B                                33,084


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
          18 WellCare Health Plans, Inc. (a)   $        3,232
                                               --------------
                                                      359,075
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.2%
          39 Medidata Solutions, Inc. (a)               3,050
         247 Veeva Systems, Inc., Class A (a)          15,143
         226 Vocera Communications, Inc. (a)            5,971
                                               --------------
                                                       24,164
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
         137 Aramark                                    5,614
          13 Biglari Holdings, Inc. (a)                 5,197
          83 BJ's Restaurants, Inc. (a)                 3,092
         110 Bojangles', Inc. (a)                       1,788
         204 Boyd Gaming Corp.                          5,061
          22 Buffalo Wild Wings, Inc. (a)               2,787
         470 Caesars Entertainment Corp. (a) (b)        5,640
         715 Carnival Corp.                            46,883
          35 Cheesecake Factory (The), Inc.             1,761
         121 Choice Hotels International, Inc.          7,774
           7 Churchill Downs, Inc.                      1,283
         140 ClubCorp Holdings, Inc.                    1,834
          48 Cracker Barrel Old Country Store,
                Inc.                                    8,028
          91 Darden Restaurants, Inc.                   8,230
          18 Dave & Buster's Entertainment,
                Inc. (a)                                1,197
          91 Denny's Corp. (a)                          1,071
          41 DineEquity, Inc.                           1,806
          55 Domino's Pizza, Inc.                      11,634
          59 Eldorado Resorts, Inc. (a)                 1,180
          93 Fiesta Restaurant Group, Inc. (a)          1,920
         288 Hilton Worldwide Holdings, Inc.           17,813
          42 Hyatt Hotels Corp., Class A (a)            2,361
         268 ILG, Inc.                                  7,367
         152 International Speedway Corp.,
                Class A                                 5,708
          50 Jack in the Box, Inc.                      4,925
         105 Marcus (The) Corp.                         3,171
         179 Marriott International, Inc.,
                Class A                                17,955
          11 Marriott Vacations Worldwide Corp.         1,295
         499 Norwegian Cruise Line Holdings
                Ltd. (a)                               27,091
          63 Papa John's International, Inc.            4,521
         183 Penn National Gaming, Inc. (a)             3,916
          38 Red Robin Gourmet Burgers,
                Inc. (a)                                2,480
         344 Royal Caribbean Cruises Ltd.              37,575
          56 Ruth's Hospitality Group, Inc.             1,218
         238 Scientific Games Corp., Class A (a)        6,212
         114 Texas Roadhouse, Inc.                      5,808
          53 Vail Resorts, Inc.                        10,750
         186 Wendy's (The) Co.                          2,885
          60 Wyndham Worldwide Corp.                    6,025
       1,240 Yum China Holdings, Inc. (a)              48,893
                                               --------------
                                                      341,749
                                               --------------


Page 16                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES -- 2.5%
         338 CalAtlantic Group, Inc.           $       11,948
       1,265 D.R. Horton, Inc.                         43,731
         147 Ethan Allen Interiors, Inc.                4,748
         148 Garmin Ltd.                                7,552
          24 Helen of Troy Ltd. (a)                     2,258
         107 Installed Building Products,
                Inc. (a)                                5,666
          85 iRobot Corp. (a)                           7,152
         170 KB Home                                    4,075
         167 La-Z-Boy, Inc.                             5,427
         151 Leggett & Platt, Inc.                      7,932
         659 Lennar Corp., Class A                     35,138
         133 LGI Homes, Inc. (a)                        5,344
         150 M.D.C. Holdings, Inc.                      5,299
         229 M/I Homes, Inc. (a)                        6,538
         153 Meritage Homes Corp. (a)                   6,457
         110 Mohawk Industries, Inc. (a)               26,586
           2 NVR, Inc. (a)                              4,821
         537 PulteGroup, Inc.                          13,173
         280 Toll Brothers, Inc.                       11,063
          24 TopBuild Corp. (a)                         1,274
         121 Tupperware Brands Corp.                    8,498
         148 Whirlpool Corp.                           28,360
         273 William Lyon Homes, Class A (a)            6,590
                                               --------------
                                                      259,630
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.3%
         162 Central Garden & Pet Co.,
                Class A (a)                             4,863
         181 Energizer Holdings, Inc.                   8,692
         524 HRG Group, Inc. (a)                        9,280
          36 Spectrum Brands Holdings, Inc.             4,501
                                               --------------
                                                       27,336
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.3%
         915 Calpine Corp. (a)                         12,380
         676 NRG Energy, Inc.                          11,641
         127 NRG Yield, Inc., Class C                   2,235
          39 Ormat Technologies, Inc.                   2,288
                                               --------------
                                                       28,544
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.0%
          48 Carlisle Cos., Inc.                        4,579
                                               --------------
             INSURANCE -- 4.4%
         349 Aflac, Inc.                               27,110
          12 Alleghany Corp. (a)                        7,138
         103 Allstate (The) Corp.                       9,109
         238 Ambac Financial Group, Inc. (a)            4,129
          81 American Financial Group, Inc.             8,049
          64 American National Insurance Co.            7,455
          17 AMERISAFE, Inc.                              968
         685 AmTrust Financial Services, Inc.          10,371
         267 Arch Capital Group Ltd. (a)               24,908
          83 Argo Group International Holdings
                Ltd.                                    5,030
          89 Arthur J. Gallagher & Co.                  5,095
         194 Aspen Insurance Holdings Ltd.              9,671


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
         132 Assurant, Inc.                    $       13,687
         341 Assured Guaranty Ltd.                     14,233
         189 Axis Capital Holdings Ltd.                12,221
          62 Chubb Ltd.                                 9,014
         617 CNO Financial Group, Inc.                 12,883
         118 Employers Holdings, Inc.                   4,991
          53 Enstar Group Ltd. (a)                     10,529
          21 Erie Indemnity Co., Class A                2,627
          54 Everest Re Group, Ltd.                    13,748
          34 FBL Financial Group, Inc., Class A         2,091
         322 First American Financial Corp.            14,390
         866 FNF Group                                 38,823
         102 Greenlight Capital Re, Ltd.,
                Class A (a)                             2,132
          28 Hanover Insurance Group (The),
                Inc.                                    2,482
          35 Infinity Property & Casualty Corp.         3,290
          52 James River Group Holdings Ltd.            2,066
         129 Lincoln National Corp.                     8,718
          80 Maiden Holdings Ltd.                         888
          95 National General Holdings Corp.            2,005
          15 National Western Life Group, Inc.,
                Class A                                 4,794
          41 Navigators Group (The), Inc.               2,251
         494 Old Republic International Corp.           9,648
         211 OneBeacon Insurance Group Ltd.,
                Class A                                 3,847
         154 Primerica, Inc.                           11,666
          19 ProAssurance Corp.                         1,155
         158 Prudential Financial, Inc.                17,086
          80 Reinsurance Group of America, Inc.        10,271
          87 RenaissanceRe Holdings Ltd.               12,097
          48 Safety Insurance Group, Inc.               3,278
          48 Selective Insurance Group, Inc.            2,402
         156 State National Cos., Inc.                  2,867
          51 Stewart Information Services Corp.         2,314
          66 Torchmark Corp.                            5,049
         280 Travelers (The) Cos., Inc.                35,428
          26 United Fire Group, Inc.                    1,146
          46 Universal Insurance Holdings, Inc.         1,159
         539 Unum Group                                25,134
         179 Validus Holdings Ltd.                      9,303
         108 W. R. Berkley Corp.                        7,470
                                               --------------
                                                      458,216
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 2.1%
         330 1-800-Flowers.com, Inc.,
                Class A (a)                             3,217
          38 Amazon.com, Inc. (a)                      36,784
         200 Expedia, Inc.                             29,790
          30 HSN, Inc.                                    957
       2,105 Liberty Interactive Corp. QVC
                Group, Class A (a)                     51,657
         318 Liberty TripAdvisor Holdings, Inc.,
                Class A (a)                             3,689
         285 Netflix, Inc. (a)                         42,582
         101 Nutrisystem, Inc.                          5,257


                        See Notes to Financial Statements                Page 17

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INTERNET & DIRECT MARKETING
                RETAIL (CONTINUED)
          19 Priceline Group (The), Inc. (a)   $       35,540
          83 Wayfair, Inc., Class A (a)                 6,381
                                               --------------
                                                      215,854
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 1.1%
          85 2U, Inc. (a)                               3,988
          73 Alarm.com Holdings, Inc. (a)               2,747
         325 Blucora, Inc. (a)                          6,890
         138 Box, Inc., Class A (a)                     2,517
          12 CoStar Group, Inc. (a)                     3,163
       1,256 eBay, Inc. (a)                            43,859
         205 Five9, Inc. (a)                            4,412
         204 Gogo, Inc. (a)                             2,352
          46 GTT Communications, Inc. (a)               1,456
         114 Hortonworks, Inc. (a)                      1,468
          48 Instructure, Inc. (a)                      1,416
         121 j2 Global, Inc.                           10,296
         205 MINDBODY, Inc., Class A (a)                5,576
          61 New Relic, Inc. (a)                        2,624
         214 Pandora Media, Inc. (a) (b)                1,909
         129 Q2 Holdings, Inc. (a)                      4,766
          19 Stamps.com, Inc. (a)                       2,943
         291 TrueCar, Inc. (a)                          5,800
          29 VeriSign, Inc. (a)                         2,696
          77 Yelp, Inc. (a)                             2,311
          75 Zillow Group, Inc., Class C (a)            3,676
                                               --------------
                                                      116,865
                                               --------------
             IT SERVICES -- 1.6%
         102 Alliance Data Systems Corp.               26,182
          71 Booz Allen Hamilton Holding Corp.          2,310
          37 Broadridge Financial Solutions,
                Inc.                                    2,796
          29 CACI International, Inc.,
                Class A (a)                             3,626
         266 Convergys Corp.                            6,325
         124 CoreLogic, Inc. (a)                        5,379
          59 CSG Systems International, Inc.            2,394
          86 CSRA, Inc.                                 2,731
          41 DST Systems, Inc.                          2,530
          67 EPAM Systems, Inc. (a)                     5,634
          89 Euronet Worldwide, Inc. (a)                7,776
          47 ExlService Holdings, Inc. (a)              2,612
         106 Fidelity National Information
                Services, Inc.                          9,052
         489 First Data Corp., Class A (a)              8,900
          70 Gartner, Inc. (a)                          8,646
         306 Genpact Ltd.                               8,516
          48 International Business Machines
                Corp.                                   7,384
          27 Jack Henry & Associates, Inc.              2,804
          49 Leidos Holdings, Inc.                      2,533
         130 ManTech International Corp.,
                Class A                                 5,379
         122 MAXIMUS, Inc.                              7,641
         194 Perficient, Inc. (a)                       3,616


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IT SERVICES (CONTINUED)
          68 Science Applications International
                Corp.                          $        4,721
         260 Square, Inc., Class A (a)                  6,100
         191 Sykes Enterprises, Inc. (a)                6,404
          81 Teradata Corp. (a)                         2,389
         142 Total System Services, Inc.                8,272
         131 Vantiv, Inc., Class A (a)                  8,298
                                               --------------
                                                      170,950
                                               --------------
             LEISURE PRODUCTS -- 0.8%
         284 American Outdoor Brands Corp. (a)          6,293
         124 Brunswick Corp.                            7,779
         507 Callaway Golf Co.                          6,479
         422 Hasbro, Inc.                              47,057
         197 Mattel, Inc.                               4,241
          60 Polaris Industries, Inc.                   5,534
          84 Sturm Ruger & Co., Inc. (b)                5,221
                                               --------------
                                                       82,604
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.7%
          93 Accelerate Diagnostics,
                Inc. (a) (b)                            2,543
         108 Bruker Corp.                               3,115
          41 Cambrex Corp. (a)                          2,450
          84 Charles River Laboratories
                International, Inc. (a)                 8,496
          35 Mettler-Toledo International,
                Inc. (a)                               20,599
          80 PAREXEL International Corp. (a)            6,953
          44 PerkinElmer, Inc.                          2,998
         194 PRA Health Sciences, Inc. (a)             14,552
         179 VWR Corp. (a)                              5,909
                                               --------------
                                                       67,615
                                               --------------
             MACHINERY -- 2.3%
         168 AGCO Corp.                                11,321
          44 Alamo Group, Inc.                          3,996
          24 Albany International Corp.,
                Class A                                 1,282
         140 Allison Transmission Holdings, Inc.        5,251
         137 American Railcar Industries,
                Inc. (b)                                5,247
          37 Astec Industries, Inc.                     2,054
          66 Barnes Group, Inc.                         3,863
         100 Briggs & Stratton Corp.                    2,410
          64 Chart Industries, Inc. (a)                 2,223
         129 Colfax Corp. (a)                           5,079
         112 Cummins, Inc.                             18,169
         167 Donaldson Co., Inc.                        7,605
          58 ESCO Technologies, Inc.                    3,460
         244 Federal Signal Corp.                       4,236
          26 Franklin Electric Co., Inc.                1,076
          65 Global Brass & Copper Holdings,
                Inc.                                    1,986
          36 Gorman-Rupp (The) Co.                        917
         130 Greenbrier (The) Cos., Inc.                6,012
         176 Harsco Corp. (a)                           2,834
          63 Hillenbrand, Inc.                          2,274
          60 Hyster-Yale Materials Handling,
                Inc.                                    4,215


Page 18                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY (CONTINUED)
          27 IDEX Corp.                        $        3,051
          64 Illinois Tool Works, Inc.                  9,168
         311 Ingersoll-Rand PLC                        28,422
         185 ITT, Inc.                                  7,433
          51 John Bean Technologies Corp.               4,998
          19 Kadant, Inc.                               1,429
          29 Lincoln Electric Holdings, Inc.            2,671
          21 Lydall, Inc. (a)                           1,086
         197 Meritor, Inc. (a)                          3,272
          56 Middleby (The) Corp. (a)                   6,805
          99 Mueller Industries, Inc.                   3,014
          45 NN, Inc.                                   1,235
          82 Nordson Corp.                              9,948
          74 Oshkosh Corp.                              5,097
          22 Proto Labs, Inc. (a)                       1,479
          35 RBC Bearings, Inc. (a)                     3,562
          15 Tennant Co.                                1,107
         168 Timken (The) Co.                           7,770
         109 Titan International, Inc.                  1,309
         162 Toro (The) Co.                            11,225
         476 Trinity Industries, Inc.                  13,342
         272 Wabash National Corp.                      5,979
          32 Wabtec Corp.                               2,928
          18 Watts Water Technologies, Inc.,
                Class A                                 1,138
          37 Woodward, Inc.                             2,500
                                               --------------
                                                      235,478
                                               --------------
             MARINE -- 0.1%
         143 Kirby Corp. (a)                            9,560
         106 Matson, Inc.                               3,184
                                               --------------
                                                       12,744
                                               --------------
             MEDIA -- 2.7%
          71 AMC Entertainment Holdings,
                Inc., Class A                           1,615
          86 AMC Networks, Inc., Class A (a)            4,593
           4 Cable One, Inc.                            2,844
         486 CBS Corp., Class B                        30,997
         103 Charter Communications, Inc.,
                Class A (a)                            34,696
         171 Cinemark Holdings, Inc.                    6,643
         673 Comcast Corp., Class A                    26,193
       1,449 Discovery Communications, Inc.,
                Class A (a)                            37,428
         266 DISH Network Corp., Class A (a)           16,694
          96 E.W. Scripps (The) Co., Class A (a)        1,710
         670 Gannett Co., Inc.                          5,842
         232 Gray Television, Inc. (a)                  3,178
         206 Interpublic Group of Cos (The).,
                Inc.                                    5,068
          21 John Wiley & Sons, Inc., Class A           1,108
         416 Live Nation Entertainment, Inc. (a)       14,498
          48 MSG Networks, Inc., Class A (a)            1,078
         395 New Media Investment Group, Inc.           5,325
         106 Scholastic Corp.                           4,621


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA (CONTINUED)
          97 Scripps Networks Interactive,
                Inc., Class A                  $        6,626
         139 Sinclair Broadcast Group, Inc.,
                Class A                                 4,573
       6,547 Sirius XM Holdings, Inc. (b)              35,812
         770 TEGNA, Inc.                               11,096
          90 Tribune Media Co., Class A                 3,669
         181 Viacom, Inc., Class B                      6,076
          74 Walt Disney (The) Co.                      7,862
         101 World Wrestling Entertainment,
                Inc., Class A                           2,057
                                               --------------
                                                      281,902
                                               --------------
             METALS & MINING -- 0.9%
         312 AK Steel Holding Corp. (a)                 2,050
         294 Alcoa Corp.                                9,599
          30 Carpenter Technology Corp.                 1,123
         410 Cliffs Natural Resources, Inc. (a)         2,837
         176 Commercial Metals Co.                      3,420
          50 Compass Minerals International,
                Inc.                                    3,265
         424 Hecla Mining Co.                           2,162
          70 Kaiser Aluminum Corp.                      6,196
         168 Materion Corp.                             6,283
         141 Nucor Corp.                                8,160
         158 Reliance Steel & Aluminum Co.             11,504
          36 Royal Gold, Inc.                           2,814
         291 Steel Dynamics, Inc.                      10,421
         237 TimkenSteel Corp. (a)                      3,643
         299 United States Steel Corp.                  6,620
         280 Worthington Industries, Inc.              14,061
                                               --------------
                                                       94,158
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.2%
         509 AGNC Investment Corp.                     10,837
       3,035 Annaly Capital Management, Inc.           36,572
         299 Apollo Commercial Real Estate
                Finance, Inc.                           5,547
         320 Capstead Mortgage Corp.                    3,338
         627 Chimera Investment Corp.                  11,681
         364 Invesco Mortgage Capital, Inc.             6,082
          78 Ladder Capital Corp.                       1,046
         695 MFA Financial, Inc.                        5,831
         134 MTGE Investment Corp.                      2,519
         596 New Residential Investment Corp.           9,274
         546 New York Mortgage Trust, Inc.              3,396
         253 PennyMac Mortgage Investment
                Trust                                   4,627
         271 Redwood Trust, Inc.                        4,618
         224 Starwood Property Trust, Inc.              5,015
       1,319 Two Harbors Investment Corp.              13,071
                                               --------------
                                                      123,454
                                               --------------
             MULTILINE RETAIL -- 1.1%
          92 Big Lots, Inc.                             4,444
         108 Dillard's, Inc., Class A (b)               6,230
         484 Dollar General Corp.                      34,892


                        See Notes to Financial Statements                Page 19

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTILINE RETAIL (CONTINUED)
         547 J.C. Penney Co., Inc. (a) (b)     $        2,544
         318 Kohl's Corp.                              12,297
         341 Macy's, Inc.                               7,925
         109 Nordstrom, Inc. (b)                        5,213
         134 Ollie's Bargain Outlet Holdings,
                Inc. (a)                                5,708
         764 Target Corp.                              39,950
                                               --------------
                                                      119,203
                                               --------------
             MULTI-UTILITIES -- 2.6%
         618 Ameren Corp.                              33,786
         115 Avista Corp.                               4,883
          76 Black Hills Corp.                          5,128
         917 CenterPoint Energy, Inc.                  25,107
         188 CMS Energy Corp.                           8,695
         434 Consolidated Edison, Inc.                 35,076
         248 DTE Energy Co.                            26,236
          92 MDU Resources Group, Inc.                  2,410
         425 NiSource, Inc.                            10,778
          77 NorthWestern Corp.                         4,698
         760 Public Service Enterprise Group,
                Inc.                                   32,688
         516 SCANA Corp.                               34,577
         153 Sempra Energy                             17,251
          75 Unitil Corp.                               3,623
         129 Vectren Corp.                              7,539
         278 WEC Energy Group, Inc.                    17,064
                                               --------------
                                                      269,539
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.2%
          75 California Resources Corp. (a) (b)           641
         357 Cheniere Energy, Inc. (a)                 17,389
          79 Chevron Corp.                              8,242
         169 ConocoPhillips                             7,429
         112 CVR Energy, Inc. (b)                       2,437
         103 Exxon Mobil Corp.                          8,315
         136 Green Plains, Inc.                         2,795
         173 Laredo Petroleum, Inc. (a)                 1,820
         500 Marathon Petroleum Corp.                  26,165
         354 Murphy Oil Corp.                           9,073
         491 Noble Energy, Inc.                        13,895
         177 Oasis Petroleum, Inc. (a)                  1,425
         456 ONEOK, Inc.                               23,785
          78 Parsley Energy, Inc., Class A (a)          2,165
         253 PBF Energy, Inc., Class A (b)              5,632
         106 Phillips 66                                8,765
          62 REX American Resources Corp. (a)           5,987
         107 Rice Energy, Inc. (a)                      2,849
         118 Sanchez Energy Corp. (a)                     847
         281 Targa Resources Corp.                     12,701
         156 Tesoro Corp.                              14,602
         636 Valero Energy Corp.                       42,905
         279 World Fuel Services Corp.                 10,728
                                               --------------
                                                      230,592
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PAPER & FOREST PRODUCTS -- 0.3%
         126 Boise Cascade Co. (a)             $        3,830
          80 Clearwater Paper Corp. (a)                 3,740
         154 Domtar Corp.                               5,917
         243 KapStone Paper and Packaging
                Corp.                                   5,013
          91 Louisiana-Pacific Corp. (a)                2,194
          45 Neenah Paper, Inc.                         3,611
         155 P.H. Glatfelter Co.                        3,029
         109 Schweitzer-Mauduit International,
                Inc.                                    4,058
                                               --------------
                                                       31,392
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
          69 Edgewell Personal Care Co. (a)             5,245
          43 Herbalife Ltd. (a) (b)                     3,067
          40 Nu Skin Enterprises, Inc., Class A         2,514
          59 USANA Health Sciences, Inc. (a)            3,782
                                               --------------
                                                       14,608
                                               --------------
             PHARMACEUTICALS -- 0.9%
         176 Allergan PLC                              42,784
          89 Catalent, Inc. (a)                         3,124
         512 Corcept Therapeutics, Inc. (a)             6,042
          66 Dermira, Inc. (a)                          1,923
          54 Heska Corp. (a)                            5,512
         244 Innoviva, Inc. (a)                         3,123
          52 Jazz Pharmaceuticals PLC (a)               8,086
          50 Lannett Co., Inc. (a)                      1,020
         432 Mylan N.V. (a)                            16,770
          96 Nektar Therapeutics (a)                    1,877
         223 Omeros Corp. (a)                           4,439
          25 Pacira Pharmaceuticals, Inc. (a)           1,192
                                               --------------
                                                       95,892
                                               --------------
             PROFESSIONAL SERVICES -- 0.8%
          72 Advisory Board (The) Co. (a)               3,708
         332 CBIZ, Inc. (a)                             4,980
         109 FTI Consulting, Inc. (a)                   3,811
         107 Huron Consulting Group, Inc. (a)           4,622
         136 ICF International, Inc. (a)                6,406
          63 Insperity, Inc.                            4,473
         257 Kelly Services, Inc., Class A              5,770
         142 Kforce, Inc.                               2,783
          71 Korn/Ferry International                   2,452
          74 ManpowerGroup, Inc.                        8,262
         158 Mistras Group, Inc. (a)                    3,471
         197 Navigant Consulting, Inc. (a)              3,893
         116 On Assignment, Inc. (a)                    6,281
         104 Robert Half International, Inc.            4,985
         264 TransUnion (a)                            11,434
         194 TriNet Group, Inc. (a)                     6,351
          16 WageWorks, Inc. (a)                        1,075
                                               --------------
                                                       84,757
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 0.8%
          31 Altisource Portfolio Solutions
                S.A. (a)                                  676
       1,212 CBRE Group, Inc., Class A (a)             44,117


Page 20                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT (CONTINUED)
          22 Howard Hughes (The) Corp. (a)     $        2,703
         113 Jones Lang LaSalle, Inc.                  14,125
          38 RE/MAX Holdings, Inc., Class A             2,130
         340 Realogy Holdings Corp.                    11,033
         114 RMR Group, (The), Inc., Class A            5,546
                                               --------------
                                                       80,330
                                               --------------
             ROAD & RAIL -- 1.2%
          27 AMERCO                                     9,884
         216 ArcBest Corp.                              4,450
          85 Avis Budget Group, Inc. (a)                2,318
         724 CSX Corp.                                 39,502
         149 Genesee & Wyoming, Inc.,
                Class A (a)                            10,190
         168 Heartland Express, Inc.                    3,498
         118 Kansas City Southern                      12,349
          89 Landstar System, Inc.                      7,618
         240 Marten Transport Ltd.                      6,576
          59 Old Dominion Freight Line, Inc.            5,619
         134 Ryder System, Inc.                         9,645
         101 Saia, Inc. (a)                             5,181
         164 Swift Transportation Co. (a)               4,346
         172 Werner Enterprises, Inc.                   5,048
                                               --------------
                                                      126,224
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.9%
          49 Advanced Energy Industries,
                Inc. (a)                                3,170
         695 Advanced Micro Devices, Inc. (a)           8,674
         484 Amkor Technology, Inc. (a)                 4,729
         206 Analog Devices, Inc.                      16,027
       1,084 Applied Materials, Inc.                   44,780
         251 Brooks Automation, Inc.                    5,444
          73 Cabot Microelectronics Corp.               5,390
         106 Cavium, Inc. (a)                           6,586
          32 CEVA, Inc. (a)                             1,454
         167 Cirrus Logic, Inc. (a)                    10,474
         919 Cypress Semiconductor Corp.               12,544
         140 Diodes, Inc. (a)                           3,364
         192 Entegris, Inc. (a)                         4,214
         284 FormFactor, Inc. (a)                       3,522
          46 Inphi Corp. (a)                            1,578
         107 Integrated Device Technology,
                Inc. (a)                                2,759
       1,169 Intel Corp.                               39,442
         443 KLA-Tencor Corp.                          40,539
         328 Lam Research Corp.                        46,389
         200 MaxLinear, Inc. (a)                        5,578
         571 Microchip Technology, Inc.                44,070
       1,458 Micron Technology, Inc. (a)               43,536
          98 Microsemi Corp. (a)                        4,586
         184 MKS Instruments, Inc.                     12,383
          82 Monolithic Power Systems, Inc.             7,905
         184 Nanometrics, Inc. (a)                      4,653
         232 NVIDIA Corp.                              33,538


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
         816 ON Semiconductor Corp. (a)        $       11,457
          99 PDF Solutions, Inc. (a)                    1,629
         525 Photronics, Inc. (a)                       4,935
         184 Qorvo, Inc. (a)                           11,651
         441 QUALCOMM, Inc.                            24,352
         100 Rudolph Technologies, Inc. (a)             2,285
         100 Semtech Corp. (a)                          3,575
          46 Silicon Laboratories, Inc. (a)             3,144
         172 Skyworks Solutions, Inc.                  16,503
          45 Synaptics, Inc. (a)                        2,327
         105 Texas Instruments, Inc.                    8,078
                                               --------------
                                                      507,264
                                               --------------
             SOFTWARE -- 3.4%
          74 8x8, Inc. (a)                              1,077
         123 A10 Networks, Inc. (a)                     1,038
         158 ACI Worldwide, Inc. (a)                    3,534
         676 Activision Blizzard, Inc.                 38,917
         259 Adobe Systems, Inc. (a)                   36,633
          47 ANSYS, Inc. (a)                            5,719
         129 Aspen Technology, Inc. (a)                 7,129
          49 Barracuda Networks, Inc. (a)               1,130
          99 Blackbaud, Inc.                            8,489
       1,063 CA, Inc.                                  36,642
         322 Cadence Design Systems, Inc. (a)          10,784
          53 Callidus Software, Inc. (a)                1,283
         117 CDK Global, Inc.                           7,261
         202 Citrix Systems, Inc. (a)                  16,075
          37 Ebix, Inc.                                 1,994
          94 Electronic Arts, Inc. (a)                  9,938
          20 Fair Isaac Corp.                           2,788
         198 Fortinet, Inc. (a)                         7,413
          56 HubSpot, Inc. (a)                          3,682
          78 Paycom Software, Inc. (a)                  5,336
         103 Pegasystems, Inc.                          6,010
          34 Proofpoint, Inc. (a)                       2,952
          96 PTC, Inc. (a)                              5,292
          59 Qualys, Inc. (a)                           2,407
          75 Rapid7, Inc. (a)                           1,262
         129 RealPage, Inc. (a)                         4,638
          97 Red Hat, Inc. (a)                          9,288
         159 RingCentral, Inc., Class A (a)             5,811
         204 salesforce.com, Inc. (a)                  17,666
         289 ServiceNow, Inc. (a)                      30,634
         122 Splunk, Inc. (a)                           6,941
         214 SS&C Technologies Holdings, Inc.           8,220
         275 Symantec Corp.                             7,769
         138 Synchronoss Technologies, Inc. (a)         2,270
         140 Synopsys, Inc. (a)                        10,210
         120 TiVo Corp.                                 2,238
          16 Tyler Technologies, Inc. (a)               2,811
         106 Varonis Systems, Inc. (a)                  3,943
         110 VMware, Inc., Class A (a) (b)              9,617
          72 Workiva, Inc. (a)                          1,372
          40 Zendesk, Inc. (a)                          1,111
                                               --------------
                                                      349,324
                                               --------------


                        See Notes to Financial Statements                Page 21

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SPECIALTY RETAIL -- 3.6%
         189 Aaron's, Inc.                     $        7,352
         376 Abercrombie & Fitch Co., Class A           4,677
         400 American Eagle Outfitters, Inc.            4,820
          56 Asbury Automotive Group, Inc. (a)          3,167
       1,054 Ascena Retail Group, Inc. (a) (b)          2,266
         299 AutoNation, Inc. (a)                      12,606
         485 Barnes & Noble, Inc.                       3,686
         320 Bed Bath & Beyond, Inc.                    9,728
         858 Best Buy Co., Inc.                        49,189
         302 Buckle (The), Inc. (b)                     5,376
         130 Burlington Stores, Inc. (a)               11,959
         170 Caleres, Inc.                              4,723
         316 Chico's FAS, Inc.                          2,977
          19 Children's Place (The), Inc.               1,940
         208 Dick's Sporting Goods, Inc.                8,285
         272 DSW, Inc., Class A                         4,814
         616 Express, Inc. (a)                          4,158
          26 Five Below, Inc. (a)                       1,284
         169 Foot Locker, Inc.                          8,328
         249 GameStop Corp., Class A                    5,381
         521 Gap (The), Inc.                           11,457
         101 Genesco, Inc. (a)                          3,424
          61 Group 1 Automotive, Inc.                   3,862
         403 Guess?, Inc.                               5,150
         190 Hibbett Sports, Inc. (a)                   3,942
         115 Home Depot (The), Inc.                    17,641
         358 L Brands, Inc.                            19,293
          52 Lithia Motors, Inc., Class A               4,900
         113 Michaels (The) Cos., Inc. (a)              2,093
          22 Monro Muffler Brake, Inc.                    918
          61 Murphy USA, Inc. (a)                       4,521
       1,205 Office Depot, Inc.                         6,796
         320 Party City Holdco, Inc. (a)                5,008
         216 Penske Automotive Group, Inc.              9,485
         470 Pier 1 Imports, Inc.                       2,439
         371 Sally Beauty Holdings, Inc. (a)            7,513
          91 Select Comfort Corp. (a)                   3,230
         183 Signet Jewelers Ltd. (b)                  11,573
         280 Sonic Automotive, Inc., Class A            5,446
         265 Tiffany & Co.                             24,875
          58 Tile Shop Holdings, Inc.                   1,198
         148 Ulta Beauty, Inc. (a)                     42,526
         532 Urban Outfitters, Inc. (a)                 9,863
         236 Williams-Sonoma, Inc.                     11,446
                                               --------------
                                                      375,315
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.3%
         117 Apple, Inc.                               16,850
         277 NCR Corp. (a)                             11,313
         133 Super Micro Computer, Inc. (a)             3,278
          86 Xerox Corp.                                2,471
                                               --------------
                                                       33,912
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.8%
          84 Carter's, Inc.                    $        7,472
         204 Coach, Inc.                                9,657
         129 Columbia Sportswear Co.                    7,490
         322 Fossil Group, Inc. (a)                     3,333
         205 G-III Apparel Group Ltd. (a)               5,115
         244 Hanesbrands, Inc.                          5,651
          79 Oxford Industries, Inc.                    4,937
         122 PVH Corp.                                 13,969
          62 Ralph Lauren Corp.                         4,575
         369 Skechers U.S.A., Inc., Class A (a)        10,885
          58 Steven Madden Ltd. (a)                     2,317
         153 VF Corp.                                   8,813
                                               --------------
                                                       84,214
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.8%
          43 BofI Holding, Inc. (a) (b)                 1,020
         166 Dime Community Bancshares, Inc.            3,254
         350 Essent Group Ltd. (a)                     12,999
          78 Federal Agricultural Mortgage
                Corp., Class C                          5,047
         159 Flagstar Bancorp, Inc. (a)                 4,900
          36 LendingTree, Inc. (a)                      6,199
          61 Meridian Bancorp, Inc.                     1,031
          38 Meta Financial Group, Inc.                 3,382
       1,248 MGIC Investment Corp. (a)                 13,978
          71 Nationstar Mortgage Holdings,
                Inc. (a)                                1,270
         543 New York Community Bancorp,
                Inc.                                    7,130
         492 NMI Holdings, Inc., Class A (a)            5,633
         821 Ocwen Financial Corp. (a)                  2,208
          66 Oritani Financial Corp.                    1,125
         282 Radian Group, Inc.                         4,611
          66 United Financial Bancorp, Inc.             1,101
         135 Walker & Dunlop, Inc. (a)                  6,592
          34 Washington Federal, Inc.                   1,129
          49 WSFS Financial Corp.                       2,222
                                               --------------
                                                       84,831
                                               --------------
             TOBACCO -- 0.1%
          79 Universal Corp.                            5,111
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.1%
         326 Air Lease Corp.                           12,179
         233 Aircastle Ltd.                             5,068
          46 Beacon Roofing Supply, Inc. (a)            2,254
         249 BMC Stock Holdings, Inc. (a)               5,441
         119 DXP Enterprises, Inc. (a)                  4,105
          92 GATX Corp.                                 5,913
          32 GMS, Inc. (a)                                899
         138 H&E Equipment Services, Inc.               2,817
          47 Kaman Corp.                                2,344
          98 MSC Industrial Direct Co., Inc.,
                Class A                                 8,424
         136 Rush Enterprises, Inc., Class A (a)        5,056
         174 Triton International Ltd.                  5,819


Page 22                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TRADING COMPANIES & DISTRIBUTORS
                (CONTINUED)
         337 United Rentals, Inc. (a)          $       37,983
         412 Univar, Inc. (a)                          12,030
          43 Veritiv Corp. (a)                          1,935
          18 Watsco, Inc.                               2,776
          36 WESCO International, Inc. (a)              2,063
                                               --------------
                                                      117,106
                                               --------------
             WATER UTILITIES -- 0.0%
          79 Aqua America, Inc.                         2,631
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.6%
          40 Shenandoah Telecommunications
                Co.                                     1,228
         477 Telephone & Data Systems, Inc.            13,237
         653 T-Mobile US, Inc. (a)                     39,585
         120 United States Cellular Corp. (a)           4,598
                                               --------------
                                                       58,648
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          10,391,413
             (Cost $9,426,826)                 --------------

            MONEY MARKET FUNDS -- 1.3%
     101,504 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.85% (c) (d)                         101,504
      33,279 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.88% (c)                      33,279
                                               --------------
             TOTAL MONEY MARKET FUNDS -- 1.3%         134,783
             (Cost $134,783)                   --------------

             TOTAL INVESTMENTS -- 101.2%           10,526,196
             (Cost $9,561,609) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.2)%                (128,784)
                                               --------------
             NET ASSETS -- 100.0%              $   10,397,412
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $98,786 and the total value of the collateral held by the Fund is $101,504.

(c)   Interest rate shown reflects yield as of June 30, 2017.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,205,880 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $241,293.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1        LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $   10,391,413  $         --  $           --
Money Market
   Funds                  134,783            --              --
                   --------------------------------------------
Total Investments  $   10,526,196  $         --  $           --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
---------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                  $       98,786
Non-cash Collateral(2)                                  (98,786)
                                                 --------------
Net Amount                                       $           --
                                                 ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2) At June 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 23

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 2.3%
          81 Arconic, Inc.                     $        1,835
         104 Boeing (The) Co.                          20,566
          53 General Dynamics Corp.                    10,499
          14 L3 Technologies, Inc.                      2,339
          46 Lockheed Martin Corp.                     12,770
          32 Northrop Grumman Corp.                     8,215
          54 Raytheon Co.                               8,720
          30 Rockwell Collins, Inc.                     3,152
          50 Textron, Inc.                              2,355
           9 TransDigm Group, Inc.                      2,420
         139 United Technologies Corp.                 16,973
                                               --------------
                                                       89,844
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.7%
          26 C.H. Robinson Worldwide, Inc.              1,786
          33 Expeditors International of
                Washington, Inc.                        1,864
          46 FedEx Corp.                                9,997
         128 United Parcel Service, Inc.,
                Class B                                14,155
                                               --------------
                                                       27,802
                                               --------------
             AIRLINES -- 0.7%
          23 Alaska Air Group, Inc.                     2,065
          92 American Airlines Group, Inc.              4,629
         137 Delta Air Lines, Inc.                      7,362
         114 Southwest Airlines Co.                     7,084
          54 United Continental Holdings,
                Inc. (a)                                4,064
                                               --------------
                                                       25,204
                                               --------------
             AUTO COMPONENTS -- 0.2%
          37 BorgWarner, Inc.                           1,567
          50 Delphi Automotive PLC                      4,383
          48 Goodyear Tire & Rubber (The) Co.           1,678
                                               --------------
                                                        7,628
                                               --------------
             AUTOMOBILES -- 0.5%
         724 Ford Motor Co.                             8,102
         253 General Motors Co.                         8,837
          33 Harley-Davidson, Inc.                      1,783
                                               --------------
                                                       18,722
                                               --------------
             BANKS -- 6.5%
       1,850 Bank of America Corp.                     44,881
         150 BB&T Corp.                                 6,811
         512 Citigroup, Inc.                           34,243
          95 Citizens Financial Group, Inc.             3,390
          32 Comerica, Inc.                             2,344
         140 Fifth Third Bancorp                        3,634
         201 Huntington Bancshares, Inc.                2,717
         663 JPMorgan Chase & Co.                      60,598
         200 KeyCorp                                    3,748
          29 M&T Bank Corp.                             4,697
          58 People's United Financial, Inc.            1,024
          90 PNC Financial Services Group
                (The), Inc.                            11,238
         228 Regions Financial Corp.                    3,338
          91 SunTrust Banks, Inc.                       5,162


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
         296 U.S. Bancorp                      $       15,368
         838 Wells Fargo & Co.                         46,434
          38 Zions Bancorporation                       1,669
                                               --------------
                                                      251,296
                                               --------------
             BEVERAGES -- 2.1%
          34 Brown-Forman Corp., Class B                1,652
         715 Coca-Cola (The) Co.                       32,068
          32 Constellation Brands, Inc.,
                Class A                                 6,199
          34 Dr Pepper Snapple Group, Inc.              3,098
          34 Molson Coors Brewing Co.,
                Class B                                 2,936
          75 Monster Beverage Corp. (a)                 3,726
         266 PepsiCo, Inc.                             30,720
                                               --------------
                                                       80,399
                                               --------------
             BIOTECHNOLOGY -- 2.9%
         296 AbbVie, Inc.                              21,463
          42 Alexion Pharmaceuticals, Inc. (a)          5,110
         137 Amgen, Inc.                               23,596
          40 Biogen, Inc. (a)                          10,855
         144 Celgene Corp. (a)                         18,701
         244 Gilead Sciences, Inc.                     17,270
          32 Incyte Corp. (a)                           4,029
          14 Regeneron Pharmaceuticals,
                Inc. (a)                                6,876
          46 Vertex Pharmaceuticals, Inc. (a)           5,928
                                               --------------
                                                      113,828
                                               --------------
             BUILDING PRODUCTS -- 0.3%
          18 Allegion PLC                               1,460
          29 Fortune Brands Home & Security,
                Inc.                                    1,892
         174 Johnson Controls International
                PLC                                     7,545
          61 Masco Corp.                                2,331
                                               --------------
                                                       13,228
                                               --------------
             CAPITAL MARKETS -- 2.9%
          10 Affiliated Managers Group, Inc.            1,659
          29 Ameriprise Financial, Inc.                 3,691
         193 Bank of New York Mellon (The)
                Corp.                                   9,847
          23 BlackRock, Inc.                            9,715
          17 CBOE Holdings, Inc.                        1,554
         224 Charles Schwab (The) Corp.                 9,623
          63 CME Group, Inc.                            7,890
          51 E*TRADE Financial Corp. (a)                1,940
          64 Franklin Resources, Inc.                   2,867
          68 Goldman Sachs Group (The), Inc.           15,089
         110 Intercontinental Exchange, Inc.            7,251
          76 Invesco Ltd.                               2,674
          31 Moody's Corp.                              3,772
         267 Morgan Stanley                            11,898
          21 Nasdaq, Inc.                               1,501
          39 Northern Trust Corp.                       3,791
          24 Raymond James Financial, Inc.              1,925
          48 S&P Global, Inc.                           7,008
          67 State Street Corp.                         6,012


Page 24                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CAPITAL MARKETS (CONTINUED)
          45 T. Rowe Price Group, Inc.         $        3,340
                                               --------------
                                                      113,047
                                               --------------
             CHEMICALS -- 2.1%
          40 Air Products and Chemicals, Inc.           5,723
          21 Albemarle Corp.                            2,216
          43 CF Industries Holdings, Inc.               1,202
         208 Dow Chemical (The) Co.                    13,119
         161 E.I. du Pont de Nemours and Co.           12,994
          27 Eastman Chemical Co.                       2,268
          49 Ecolab, Inc.                               6,505
          25 FMC Corp.                                  1,826
          15 International Flavors & Fragrances,
                Inc.                                    2,025
          62 LyondellBasell Industries N.V.,
                Class A                                 5,232
          81 Monsanto Co.                               9,587
          65 Mosaic (The) Co.                           1,484
          49 PPG Industries, Inc.                       5,388
          53 Praxair, Inc.                              7,025
          15 Sherwin-Williams (The) Co.                 5,265
                                               --------------
                                                       81,859
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.3%
          16 Cintas Corp.                               2,017
          43 Republic Services, Inc.                    2,740
          16 Stericycle, Inc. (a)                       1,221
          75 Waste Management, Inc.                     5,501
                                               --------------
                                                       11,479
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
         931 Cisco Systems, Inc.                       29,140
          12 F5 Networks, Inc. (a)                      1,525
          23 Harris Corp.                               2,509
          71 Juniper Networks, Inc.                     1,979
          31 Motorola Solutions, Inc.                   2,689
                                               --------------
                                                       37,842
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.1%
          26 Fluor Corp.                                1,190
          22 Jacobs Engineering Group, Inc.             1,197
          28 Quanta Services, Inc. (a)                    922
                                               --------------
                                                        3,309
                                               --------------
             CONSTRUCTION MATERIALS -- 0.2%
          12 Martin Marietta Materials, Inc.            2,671
          25 Vulcan Materials Co.                       3,167
                                               --------------
                                                        5,838
                                               --------------
             CONSUMER FINANCE -- 0.8%
         141 American Express Co.                      11,878
          89 Capital One Financial Corp.                7,353
          73 Discover Financial Services                4,540
          56 Navient Corp.                                932
         145 Synchrony Financial                        4,324
                                               --------------
                                                       29,027
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONTAINERS & PACKAGING -- 0.3%
          16 Avery Dennison Corp.              $        1,414
          64 Ball Corp.                                 2,702
          76 International Paper Co.                    4,302
          36 Sealed Air Corp.                           1,611
          47 WestRock Co.                               2,663
                                               --------------
                                                       12,692
                                               --------------
             DISTRIBUTORS -- 0.1%
          28 Genuine Parts Co.                          2,597
          57 LKQ Corp. (a)                              1,878
                                               --------------
                                                        4,475
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.0%
          41 H&R Block, Inc.                            1,267
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 1.6%
         353 Berkshire Hathaway, Inc.,
                Class B (a)                            59,788
          60 Leucadia National Corp.                    1,569
                                               --------------
                                                       61,357
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.1%
       1,139 AT&T, Inc.                                42,975
         101 CenturyLink, Inc.                          2,412
          54 Level 3 Communications, Inc. (a)           3,202
         756 Verizon Communications, Inc.              33,763
                                               --------------
                                                       82,352
                                               --------------
             ELECTRIC UTILITIES -- 2.0%
          42 Alliant Energy Corp.                       1,687
          91 American Electric Power Co., Inc.          6,322
         130 Duke Energy Corp.                         10,867
          60 Edison International                       4,691
          33 Entergy Corp.                              2,533
          59 Eversource Energy                          3,582
         171 Exelon Corp.                               6,168
          79 FirstEnergy Corp.                          2,304
          87 NextEra Energy, Inc.                      12,191
          94 PG&E Corp.                                 6,239
          21 Pinnacle West Capital Corp.                1,788
         126 PPL Corp.                                  4,871
         182 Southern (The) Co.                         8,714
          94 Xcel Energy, Inc.                          4,313
                                               --------------
                                                       76,270
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.6%
           8 Acuity Brands, Inc.                        1,626
          43 AMETEK, Inc.                               2,604
          84 Eaton Corp. PLC                            6,538
         119 Emerson Electric Co.                       7,095
          24 Rockwell Automation, Inc.                  3,887
                                               --------------
                                                       21,750
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.4%
          57 Amphenol Corp., Class A                    4,208
         176 Corning, Inc.                              5,289
          25 FLIR Systems, Inc.                           866


                        See Notes to Financial Statements                Page 25

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
          66 TE Connectivity Ltd.              $        5,193
                                               --------------
                                                       15,556
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.9%
          78 Baker Hughes a GE Co., LLC                 4,252
         160 Halliburton Co.                            6,834
          20 Helmerich & Payne, Inc.                    1,087
          70 National Oilwell Varco, Inc.               2,306
         258 Schlumberger Ltd.                         16,987
          87 TechnipFMC PLC (a)                         2,366
          72 Transocean Ltd. (a)                          592
                                               --------------
                                                       34,424
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.9%
          17 Alexandria Real Estate Equities,
                Inc.                                    2,048
          79 American Tower Corp.                      10,453
          29 Apartment Investment &
                Management Co., Class A                 1,246
          26 AvalonBay Communities, Inc.                4,996
          29 Boston Properties, Inc.                    3,568
          67 Crown Castle International Corp.           6,712
          29 Digital Realty Trust, Inc.                 3,276
          14 Equinix, Inc.                              6,008
          68 Equity Residential                         4,476
          12 Essex Property Trust, Inc.                 3,087
          23 Extra Space Storage, Inc.                  1,794
          13 Federal Realty Investment Trust            1,643
         108 GGP, Inc.                                  2,544
          87 HCP, Inc.                                  2,781
         137 Host Hotels & Resorts, Inc.                2,503
          45 Iron Mountain, Inc.                        1,546
          79 Kimco Realty Corp.                         1,450
          22 Macerich (The) Co.                         1,277
          21 Mid-America Apartment
                Communities, Inc.                       2,213
          98 Prologis, Inc.                             5,747
          28 Public Storage                             5,839
          51 Realty Income Corp.                        2,814
          27 Regency Centers Corp.                      1,691
          58 Simon Property Group, Inc.                 9,382
          19 SL Green Realty Corp.                      2,010
          50 UDR, Inc.                                  1,949
          66 Ventas, Inc.                               4,586
          32 Vornado Realty Trust                       3,005
          67 Welltower, Inc.                            5,015
         139 Weyerhaeuser Co.                           4,657
                                               --------------
                                                      110,316
                                               --------------
             FOOD & STAPLES RETAILING -- 1.9%
          81 Costco Wholesale Corp.                    12,954
         191 CVS Health Corp.                          15,368
         175 Kroger (The) Co.                           4,081
          93 Sysco Corp.                                4,681


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD & STAPLES RETAILING
                (CONTINUED)
         159 Walgreens Boots Alliance, Inc.    $       12,451
         275 Wal-Mart Stores, Inc.                     20,812
          59 Whole Foods Market, Inc.                   2,485
                                               --------------
                                                       72,832
                                               --------------
             FOOD PRODUCTS -- 1.4%
         107 Archer-Daniels-Midland Co.                 4,428
          36 Campbell Soup Co.                          1,877
          77 Conagra Brands, Inc.                       2,753
         110 General Mills, Inc.                        6,094
          26 Hershey (The) Co.                          2,792
          50 Hormel Foods Corp.                         1,705
          22 J.M. Smucker (The) Co.                     2,603
          47 Kellogg Co.                                3,265
         111 Kraft Heinz (The) Co.                      9,506
          21 McCormick & Co., Inc.                      2,048
         283 Mondelez International, Inc.,
                Class A                                12,223
          54 Tyson Foods, Inc., Class A                 3,382
                                               --------------
                                                       52,676
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 2.9%
         323 Abbott Laboratories                       15,701
          14 Align Technology, Inc. (a)                 2,102
          91 Baxter International, Inc.                 5,509
          42 Becton, Dickinson and Co.                  8,195
         252 Boston Scientific Corp. (a)                6,985
          13 C. R. Bard, Inc.                           4,109
           9 Cooper (The) Cos., Inc.                    2,155
         113 Danaher Corp.                              9,536
          43 DENTSPLY SIRONA, Inc.                      2,788
          40 Edwards Lifesciences Corp. (a)             4,730
          52 Hologic, Inc. (a)                          2,360
          16 IDEXX Laboratories, Inc. (a)               2,583
           7 Intuitive Surgical, Inc. (a)               6,548
         255 Medtronic PLC                             22,631
          57 Stryker Corp.                              7,910
          17 Varian Medical Systems, Inc. (a)           1,754
          37 Zimmer Biomet Holdings, Inc.               4,751
                                               --------------
                                                      110,347
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.8%
          62 Aetna, Inc.                                9,414
          31 AmerisourceBergen Corp.                    2,931
          49 Anthem, Inc.                               9,218
          59 Cardinal Health, Inc.                      4,597
          32 Centene Corp. (a)                          2,556
          48 Cigna Corp.                                8,035
          29 DaVita, Inc. (a)                           1,878
          22 Envision Healthcare Corp. (a)              1,379
         112 Express Scripts Holding Co. (a)            7,150
          54 HCA Healthcare, Inc. (a)                   4,709
          15 Henry Schein, Inc. (a)                     2,745
          27 Humana, Inc.                               6,497
          19 Laboratory Corp. of America
                Holdings (a)                            2,929


Page 26                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
          39 McKesson Corp.                    $        6,417
          15 Patterson Cos., Inc.                         704
          26 Quest Diagnostics, Inc.                    2,890
         179 UnitedHealth Group, Inc.                  33,190
          17 Universal Health Services, Inc.,
                Class B                                 2,075
                                               --------------
                                                      109,314
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.1%
          56 Cerner Corp. (a)                           3,722
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.8%
          78 Carnival Corp.                             5,115
           5 Chipotle Mexican Grill, Inc. (a)           2,081
          23 Darden Restaurants, Inc.                   2,080
          38 Hilton Worldwide Holdings, Inc.            2,350
          59 Marriott International, Inc.,
                Class A                                 5,918
         152 McDonald's Corp.                          23,280
          31 Royal Caribbean Cruises Ltd.               3,386
         270 Starbucks Corp.                           15,744
          20 Wyndham Worldwide Corp.                    2,008
          15 Wynn Resorts Ltd.                          2,012
          62 Yum! Brands, Inc.                          4,573
                                               --------------
                                                       68,547
                                               --------------
             HOUSEHOLD DURABLES -- 0.5%
          63 D.R. Horton, Inc.                          2,178
          21 Garmin Ltd.                                1,072
          25 Leggett & Platt, Inc.                      1,313
          36 Lennar Corp., Class A                      1,920
          12 Mohawk Industries, Inc. (a)                2,900
          89 Newell Brands, Inc.                        4,772
          55 PulteGroup, Inc.                           1,349
          14 Whirlpool Corp.                            2,683
                                               --------------
                                                       18,187
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.8%
          48 Church & Dwight Co., Inc.                  2,490
          24 Clorox (The) Co.                           3,198
         165 Colgate-Palmolive Co.                     12,232
          66 Kimberly-Clark Corp.                       8,521
         475 Procter & Gamble (The) Co.                41,396
                                               --------------
                                                       67,837
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.1%
         122 AES (The) Corp.                            1,355
          58 NRG Energy, Inc.                             999
                                               --------------
                                                        2,354
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 2.3%
         111 3M Co.                                    23,109
       1,622 General Electric Co.                      43,810
         141 Honeywell International, Inc.             18,794
          19 Roper Technologies, Inc.                   4,399
                                               --------------
                                                       90,112
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE -- 2.8%
          76 Aflac, Inc.                       $        5,904
          68 Allstate (The) Corp.                       6,014
         164 American International Group, Inc.        10,253
          49 Aon PLC                                    6,514
          33 Arthur J. Gallagher & Co.                  1,889
          11 Assurant, Inc.                             1,141
          86 Chubb Ltd.                                12,503
          28 Cincinnati Financial Corp.                 2,029
           8 Everest Re Group, Ltd.                     2,037
          70 Hartford Financial Services Group
                (The), Inc.                             3,680
          42 Lincoln National Corp.                     2,838
          51 Loews Corp.                                2,387
          96 Marsh & McLennan Cos., Inc.                7,484
         204 MetLife, Inc.                             11,208
          50 Principal Financial Group, Inc.            3,203
         108 Progressive (The) Corp.                    4,762
          80 Prudential Financial, Inc.                 8,651
          20 Torchmark Corp.                            1,530
          53 Travelers (The) Cos., Inc.                 6,706
          43 Unum Group                                 2,005
          24 Willis Towers Watson PLC                   3,491
          50 XL Group Ltd.                              2,190
                                               --------------
                                                      108,419
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 2.7%
          74 Amazon.com, Inc. (a)                      71,632
          22 Expedia, Inc.                              3,277
          80 Netflix, Inc. (a)                         11,953
           9 Priceline Group (The), Inc. (a)           16,835
          21 TripAdvisor, Inc. (a)                        802
                                               --------------
                                                      104,499
                                               --------------
             INTERNET SOFTWARE & SERVICES
                -- 4.6%
          32 Akamai Technologies, Inc. (a)              1,594
          55 Alphabet, Inc., Class A (a)               51,133
          55 Alphabet, Inc., Class C (a)               49,980
         188 eBay, Inc. (a)                             6,565
         439 Facebook, Inc., Class A (a)               66,280
          17 VeriSign, Inc. (a)                         1,580
                                               --------------
                                                      177,132
                                               --------------
             IT SERVICES -- 3.8%
         115 Accenture PLC, Class A                    14,223
          10 Alliance Data Systems Corp.                2,567
          84 Automatic Data Processing, Inc.            8,607
         112 Cognizant Technology Solutions
                Corp., Class A                          7,437
          27 CSRA, Inc.                                   857
          53 DXC Technology Co.                         4,066
          61 Fidelity National Information
                Services, Inc.                          5,209
          40 Fiserv, Inc. (a)                           4,894
          17 Gartner, Inc. (a)                          2,100
          28 Global Payments, Inc.                      2,529
         159 International Business Machines
                Corp.                                  24,459


                        See Notes to Financial Statements                Page 27

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
         174 Mastercard, Inc., Class A         $       21,132
          60 Paychex, Inc.                              3,416
         208 PayPal Holdings, Inc. (a)                 11,163
          31 Total System Services, Inc.                1,806
         343 Visa, Inc., Class A                       32,167
          90 Western Union (The) Co.                    1,714
                                               --------------
                                                      148,346
                                               --------------
             LEISURE PRODUCTS -- 0.1%
          21 Hasbro, Inc.                               2,342
          63 Mattel, Inc.                               1,356
                                               --------------
                                                        3,698
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.7%
          60 Agilent Technologies, Inc.                 3,558
          27 Illumina, Inc. (a)                         4,685
           5 Mettler-Toledo International,
                Inc. (a)                                2,943
          20 PerkinElmer, Inc.                          1,363
          73 Thermo Fisher Scientific, Inc.            12,736
          15 Waters Corp. (a)                           2,758
                                               --------------
                                                       28,043
                                               --------------
             MACHINERY -- 1.6%
         110 Caterpillar, Inc.                         11,821
          29 Cummins, Inc.                              4,704
          54 Deere & Co.                                6,674
          29 Dover Corp.                                2,326
          24 Flowserve Corp.                            1,114
          56 Fortive Corp.                              3,548
          58 Illinois Tool Works, Inc.                  8,308
          48 Ingersoll-Rand PLC                         4,387
          65 PACCAR, Inc.                               4,293
          25 Parker-Hannifin Corp.                      3,996
          31 Pentair PLC                                2,063
          11 Snap-on, Inc.                              1,738
          28 Stanley Black & Decker, Inc.               3,940
          33 Xylem, Inc.                                1,829
                                               --------------
                                                       60,741
                                               --------------
             MEDIA -- 3.0%
          69 CBS Corp., Class B                         4,401
          40 Charter Communications, Inc.,
                Class A (a)                            13,474
         879 Comcast Corp., Class A                    34,211
          28 Discovery Communications, Inc.,
                Class A (a)                               723
          41 Discovery Communications, Inc.,
                Class C (a)                             1,034
          42 DISH Network Corp., Class A (a)            2,636
          74 Interpublic Group of  Cos. (The),
                Inc.                                    1,820
          71 News Corp., Class A                          973
          22 News Corp., Class B                          311
          44 Omnicom Group, Inc.                        3,648
          18 Scripps Networks Interactive, Inc.,
                Class A                                 1,229


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA (CONTINUED)
         143 Time Warner, Inc.                 $       14,359
         196 Twenty-First Century Fox, Inc.,
                Class A                                 5,555
          90 Twenty-First Century Fox, Inc.,
                Class B                                 2,508
          64 Viacom, Inc., Class B                      2,148
         271 Walt Disney (The) Co.                     28,794
                                               --------------
                                                      117,824
                                               --------------
             METALS & MINING -- 0.2%
         246 Freeport-McMoRan, Inc. (a)                 2,955
          98 Newmont Mining Corp.                       3,174
          59 Nucor Corp.                                3,414
                                               --------------
                                                        9,543
                                               --------------
             MULTILINE RETAIL -- 0.4%
          47 Dollar General Corp.                       3,388
          44 Dollar Tree, Inc. (a)                      3,077
          33 Kohl's Corp.                               1,276
          57 Macy's, Inc.                               1,325
          22 Nordstrom, Inc.                            1,052
         104 Target Corp.                               5,438
                                               --------------
                                                       15,556
                                               --------------
             MULTI-UTILITIES -- 1.0%
          45 Ameren Corp.                               2,460
          80 CenterPoint Energy, Inc.                   2,190
          52 CMS Energy Corp.                           2,405
          56 Consolidated Edison, Inc.                  4,526
         116 Dominion Energy, Inc.                      8,889
          33 DTE Energy Co.                             3,491
          60 NiSource, Inc.                             1,522
          94 Public Service Enterprise Group,
                Inc.                                    4,043
          26 SCANA Corp.                                1,742
          46 Sempra Energy                              5,187
          59 WEC Energy Group, Inc.                     3,621
                                               --------------
                                                       40,076
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.1%
         104 Anadarko Petroleum Corp.                   4,715
          70 Apache Corp.                               3,355
          86 Cabot Oil & Gas Corp.                      2,157
         138 Chesapeake Energy Corp. (a)                  686
         352 Chevron Corp.                             36,724
          18 Cimarex Energy Co.                         1,692
          27 Concho Resources, Inc. (a)                 3,281
         230 ConocoPhillips                            10,111
          97 Devon Energy Corp.                         3,101
         107 EOG Resources, Inc.                        9,686
          32 EQT Corp.                                  1,875
         788 Exxon Mobil Corp.                         63,615
          49 Hess Corp.                                 2,150
         356 Kinder Morgan, Inc.                        6,821
         157 Marathon Oil Corp.                         1,860
          98 Marathon Petroleum Corp.                   5,128
          30 Murphy Oil Corp.                             769
          37 Newfield Exploration Co. (a)               1,053


Page 28                 See Notes to Financial Statements

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
          85 Noble Energy, Inc.                $        2,405
         142 Occidental Petroleum Corp.                 8,502
          71 ONEOK, Inc.                                3,703
          82 Phillips 66                                6,781
          31 Pioneer Natural Resources Co.              4,947
          35 Range Resources Corp.                        811
          28 Tesoro Corp.                               2,621
          84 Valero Energy Corp.                        5,667
         151 Williams (The) Cos., Inc.                  4,572
                                               --------------
                                                      198,788
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
          87 Coty, Inc., Class A                        1,632
          41 Estee Lauder (The) Cos., Inc.,
                Class A                                 3,935
                                               --------------
                                                        5,567
                                               --------------
             PHARMACEUTICALS -- 5.0%
          62 Allergan PLC                              15,072
         306 Bristol-Myers Squibb Co.                  17,050
         180 Eli Lilly and Co.                         14,814
         501 Johnson & Johnson                         66,277
          20 Mallinckrodt PLC (a)                         896
         511 Merck & Co., Inc.                         32,750
          85 Mylan N.V. (a)                             3,300
          27 Perrigo Co. PLC                            2,039
       1,107 Pfizer, Inc.                              37,184
          92 Zoetis, Inc.                               5,739
                                               --------------
                                                      195,121
                                               --------------
             PROFESSIONAL SERVICES -- 0.3%
          22 Equifax, Inc.                              3,023
          59 IHS Markit Ltd. (a)                        2,599
          62 Nielsen Holdings PLC                       2,397
          24 Robert Half International, Inc.            1,150
          29 Verisk Analytics, Inc. (a)                 2,447
                                               --------------
                                                       11,616
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 0.1%
          56 CBRE Group, Inc., Class A (a)              2,038
                                               --------------
             ROAD & RAIL -- 0.9%
         174 CSX Corp.                                  9,494
          16 J.B. Hunt Transport Services, Inc.         1,462
          20 Kansas City Southern                       2,093
          54 Norfolk Southern Corp.                     6,572
         151 Union Pacific Corp.                       16,445
                                               --------------
                                                       36,066
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.4%
         143 Advanced Micro Devices, Inc. (a)           1,785
          67 Analog Devices, Inc.                       5,212
         200 Applied Materials, Inc.                    8,262
          75 Broadcom Ltd.                             17,479
         879 Intel Corp.                               29,657
          29 KLA-Tencor Corp.                           2,654


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
          30 Lam Research Corp.                $        4,243
          43 Microchip Technology, Inc.                 3,319
         193 Micron Technology, Inc. (a)                5,763
         110 NVIDIA Corp.                              15,902
          24 Qorvo, Inc. (a)                            1,520
         274 QUALCOMM, Inc.                            15,130
          34 Skyworks Solutions, Inc.                   3,262
         185 Texas Instruments, Inc.                   14,232
          47 Xilinx, Inc.                               3,023
                                               --------------
                                                      131,443
                                               --------------
             SOFTWARE -- 4.9%
         127 Activision Blizzard, Inc.                  7,311
          92 Adobe Systems, Inc. (a)                   13,012
          16 ANSYS, Inc. (a)                            1,947
          36 Autodesk, Inc. (a)                         3,630
          58 CA, Inc.                                   1,999
          29 Citrix Systems, Inc. (a)                   2,308
          58 Electronic Arts, Inc. (a)                  6,132
          45 Intuit, Inc.                               5,976
       1,435 Microsoft Corp.                           98,915
         556 Oracle Corp.                              27,878
          33 Red Hat, Inc. (a)                          3,160
         124 salesforce.com, Inc. (a)                  10,738
         116 Symantec Corp.                             3,277
          28 Synopsys, Inc. (a)                         2,042
                                               --------------
                                                      188,325
                                               --------------
             SPECIALTY RETAIL -- 2.3%
          14 Advance Auto Parts, Inc.                   1,632
          12 AutoNation, Inc. (a)                         506
           5 AutoZone, Inc. (a)                         2,852
          28 Bed Bath & Beyond, Inc.                      851
          51 Best Buy Co., Inc.                         2,924
          35 CarMax, Inc. (a)                           2,207
          25 Foot Locker, Inc.                          1,232
          41 Gap (The), Inc.                              902
         222 Home Depot (The), Inc.                    34,055
          45 L Brands, Inc.                             2,425
         161 Lowe's Cos., Inc.                         12,482
          17 O'Reilly Automotive, Inc. (a)              3,719
          74 Ross Stores, Inc.                          4,272
          13 Signet Jewelers Ltd.                         822
         121 Staples, Inc.                              1,218
          20 Tiffany & Co.                              1,877
         121 TJX (The) Cos., Inc.                       8,733
          24 Tractor Supply Co.                         1,301
          11 Ulta Beauty, Inc. (a)                      3,161
                                               --------------
                                                       87,171
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 4.1%
         969 Apple, Inc.                              139,555
         309 Hewlett Packard Enterprise Co.             5,126
         317 HP, Inc.                                   5,541
          51 NetApp, Inc.                               2,043
          55 Seagate Technology PLC                     2,131


                        See Notes to Financial Statements                Page 29

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS (CONTINUED)
          53 Western Digital Corp.             $        4,696
          39 Xerox Corp.                                1,121
                                               --------------
                                                      160,213
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.7%
          52 Coach, Inc.                                2,462
          70 Hanesbrands, Inc.                          1,621
          30 Michael Kors Holdings Ltd. (a)             1,088
         248 NIKE, Inc., Class B                       14,632
          15 PVH Corp.                                  1,717
          10 Ralph Lauren Corp.                           738
          34 Under Armour, Inc., Class A (a)              740
          34 Under Armour, Inc., Class C (a)              685
          61 VF Corp.                                   3,514
                                               --------------
                                                       27,197
                                               --------------
             TOBACCO -- 1.8%
         360 Altria Group, Inc.                        26,809
         288 Philip Morris International, Inc.         33,826
         153 Reynolds American, Inc.                    9,951
                                               --------------
                                                       70,586
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.2%
          54 Fastenal Co.                               2,351
          16 United Rentals, Inc. (a)                   1,803
          10 W.W. Grainger, Inc.                        1,805
                                               --------------
                                                        5,959
                                               --------------
             WATER UTILITIES -- 0.1%
          33 American Water Works Co., Inc.             2,572
                                               --------------

             TOTAL INVESTMENTS -- 100.0%            3,863,278
             (Cost $2,735,114) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                     1,752
                                               --------------
             NET ASSETS -- 100.0%              $    3,865,030
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,240,893 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $112,729.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1        LEVEL 2        LEVEL 3
                   --------------------------------------------
Common Stocks*     $    3,863,278  $         --  $           --
                   ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


Page 30                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2017 (UNAUDITED)

                                                                                                             FIRST TRUST
                                                                                          FIRST TRUST          CBOE(R)
                                                                                        TOTAL US MARKET       S&P 500(R)
                                                                                          ALPHADEX(R)           VIX(R)
                                                                                              ETF          TAIL HEDGE FUND
                                                                                             (TUSA)             (VIXH)
                                                                                        ----------------   ----------------

ASSETS:
Investments, at value................................................................    $   10,526,196     $    3,863,278
Cash.................................................................................                --              1,485
Receivables:
      From investment advisor........................................................            14,717                 --
      Dividends......................................................................            11,101              3,854
      Securities lending income......................................................               149                 --
Prepaid expenses.....................................................................             3,816                 --
                                                                                         --------------     --------------
      TOTAL ASSETS...................................................................        10,555,979          3,868,617
                                                                                         --------------     --------------

LIABILITIES:
Payables:
      Investment securities purchased................................................                --              1,669
      Investment advisory fees.......................................................                --              1,918
      Collateral for securities on loan..............................................           101,504                 --
      Audit and tax fees.............................................................            14,294                 --
      Printing fees..................................................................             9,064                 --
      Licensing fees.................................................................               580                 --
Other liabilities....................................................................            33,125                 --
                                                                                         --------------     --------------
      TOTAL LIABILITIES..............................................................           158,567              3,587
                                                                                         --------------     --------------
NET ASSETS...........................................................................    $   10,397,412     $    3,865,030
                                                                                         ==============     ==============
NET ASSETS CONSIST OF:
Paid-in capital......................................................................    $   12,568,977     $    3,799,037
Par value............................................................................             3,500              1,500
Accumulated net investment income (loss).............................................             6,864              1,966
Accumulated net realized gain (loss) on investments and options......................        (3,146,516)        (1,065,637)
Net unrealized appreciation (depreciation) on investments............................           964,587          1,128,164
                                                                                         --------------     --------------
NET ASSETS...........................................................................    $   10,397,412     $    3,865,030
                                                                                         ==============     ==============
NET ASSET VALUE, per share...........................................................    $        29.71     $        25.77
                                                                                         ==============     ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)............................................           350,002            150,002
                                                                                         ==============     ==============
Investments, at cost.................................................................    $    9,561,609     $    2,735,114
                                                                                         ==============     ==============
Securities on loan, at value.........................................................    $       98,786     $           --
                                                                                         ==============     ==============


                        See Notes to Financial Statements                Page 31

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)

                                                                                                             FIRST TRUST
                                                                                          FIRST TRUST          CBOE(R)
                                                                                        TOTAL US MARKET       S&P 500(R)
                                                                                          ALPHADEX(R)           VIX(R)
                                                                                              ETF          TAIL HEDGE FUND
                                                                                             (TUSA)             (VIXH)
                                                                                        ----------------   ----------------

INVESTMENT INCOME:
Dividends............................................................................    $       82,089     $       38,597
Securities lending income (net of fees)..............................................               536                 --
Foreign tax withholding..............................................................               (13)                --
                                                                                         --------------     --------------
      Total investment income........................................................            82,612             38,597
                                                                                         --------------     --------------

EXPENSES:
Investment advisory fees.............................................................            23,678             11,206 (a)
Custodian fees.......................................................................            14,823                 --
Audit and tax fees...................................................................            11,692                 --
Printing fees........................................................................             9,453                 --
Listing fees.........................................................................             8,722                 --
Licensing fees.......................................................................             4,629                 --
Trustees' fees and expenses..........................................................             3,650                 --
Legal fees...........................................................................             2,147                 --
Accounting and administration fees...................................................             1,088                 --
Transfer agent fees..................................................................               237                 --
Registration and filing fees.........................................................                73                 --
Other expenses.......................................................................             1,926                 --
                                                                                         --------------     --------------
      Total expenses.................................................................            82,118             11,206
      Less fees waived and expenses reimbursed by the investment advisor.............           (49,070)                --
                                                                                         --------------     --------------
      Net expenses...................................................................            33,048             11,206
                                                                                         --------------     --------------
NET INVESTMENT INCOME (LOSS).........................................................            49,564             27,391
                                                                                         --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments..............................................           137,959              5,134
Net change in unrealized appreciation (depreciation) on investments..................           483,199            288,529
                                                                                         --------------     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..............................................           621,158            293,663
                                                                                         --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................................    $      670,722     $      321,054
                                                                                         ==============     ==============

(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


Page 32                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      FIRST TRUST
                                                                     FIRST TRUST                        CBOE(R)
                                                                   TOTAL US MARKET                    S&P 500(R)
                                                                     ALPHADEX(R)                        VIX(R)
                                                                         ETF                        TAIL HEDGE FUND
                                                                       (TUSA)                           (VIXH)
                                                            -----------------------------   -------------------------------
                                                             Six Months                       Six Months
                                                                Ended                           Ended
                                                              6/30/2017      Year Ended       6/30/2017        Year Ended
                                                             (Unaudited)     12/31/2016      (Unaudited)       12/31/2016
                                                            -------------   -------------   --------------   --------------
OPERATIONS:
   Net investment income (loss)...........................  $      49,564   $     104,644   $       27,391   $       56,270
   Net realized gain (loss)...............................        137,959         682,214            5,134         (353,383)
   Net change in unrealized appreciation (depreciation)...        483,199         785,988          288,529          315,766
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................        670,722       1,572,846          321,054           18,653
                                                            -------------   -------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................        (42,700)       (113,796)         (25,425)         (59,491)
                                                            -------------   -------------   --------------   --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................      1,448,004      10,272,574               --               --
   Cost of shares redeemed................................             --     (11,927,907)              --               --
                                                            -------------   -------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................      1,448,004      (1,655,333)              --               --
                                                            -------------   -------------   --------------   --------------
   Total increase (decrease) in net assets................      2,076,026        (196,283)         295,629          (40,838)

NET ASSETS:
   Beginning of period....................................      8,321,386       8,517,669        3,569,401        3,610,239
                                                            -------------   -------------   --------------   --------------
   End of period..........................................  $  10,397,412   $   8,321,386   $    3,865,030   $    3,569,401
                                                            =============   =============   ==============   ==============
   Accumulated net investment income (loss)
      at end of period....................................  $       6,864   $          --   $        1,966   $           --
                                                            =============   =============   ==============   ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................        300,002         350,002          150,002          150,002
   Shares sold............................................         50,000         400,000               --               --
   Shares redeemed........................................             --        (450,000)              --               --
                                                            -------------   -------------   --------------   --------------
   Shares outstanding, end of period......................        350,002         300,002          150,002          150,002
                                                            =============   =============   ==============   ==============



                        See Notes to Financial Statements                Page 33

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                            6/30/2017       ----------------------------------------------------------------------
                                            (UNAUDITED)        2016           2015           2014           2013           2012
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    27.74      $    24.34     $    26.13     $    25.80     $    19.34     $    18.16
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.14            0.32           0.22           0.27           0.21           0.34
Net realized and unrealized gain (loss)           1.95            3.43          (1.78)          0.34           6.47           1.24
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations                  2.09            3.75          (1.56)          0.61           6.68           1.58
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.12)          (0.35)         (0.23)         (0.28)         (0.22)         (0.40)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    29.71      $    27.74     $    24.34     $    26.13    $     25.80     $    19.34
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  7.55%          15.48%         (5.99)%         2.36%         34.65%          8.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   10,397      $    8,321     $    8,518     $    5,225    $     5,160     $    3,868
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         1.73% (b)       1.96%          1.97%          3.17%          2.01%          1.85%
Ratio of net expenses to average net assets       0.70% (b)       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                             1.05% (b)       1.17%          0.96%          1.05%          0.91%          1.64%
Portfolio turnover rate (c)                         63%            113%           170%           183%           186%           203%


FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

                                            SIX MONTHS                                                            FOR THE PERIOD
                                              ENDED                      YEAR ENDED DECEMBER 31,                  8/29/2012 (d)
                                            6/30/2017     -----------------------------------------------------      THROUGH
                                           (UNAUDITED)       2016          2015          2014          2013         12/31/2012
                                           ------------   -----------   -----------   -----------   -----------   --------------
Net asset value, beginning of period        $    23.80     $   24.07     $   25.97     $   22.86     $   19.51      $    19.89
                                            ----------     ---------     ---------     ---------     ---------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.18          0.38          0.37          0.34          0.34            0.11
Net realized and unrealized gain (loss)           1.96         (0.25)        (1.89)         3.11          3.34           (0.38)
                                            ----------     ---------     ---------     ---------     ---------      ----------
Total from investment operations                  2.14          0.13         (1.52)         3.45          3.68           (0.27)
                                            ----------     ---------     ---------     ---------     ---------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.17)        (0.40)        (0.38)        (0.34)        (0.33)          (0.11)
                                            ----------     ---------     ---------     ---------     ---------      ----------
Net asset value, end of period              $    25.77     $   23.80     $   24.07     $   25.97     $   22.86      $    19.51
                                            ==========     =========     =========     =========     =========      ==========
TOTAL RETURN (a)                                  9.00%         0.54%        (5.88)%       15.22%        19.00%          (1.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    3,865     $   3,569     $   3,610     $   3,895     $   5,716      $    2,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.60% (b)     0.60%         0.60%         0.60%         0.60%           0.60% (b)
Ratio of net expenses to average net assets       0.60% (b)     0.60%         0.60%         0.60%         0.60%           0.60% (b)
Ratio of net investment income (loss) to
   average net assets                             1.47% (b)     1.59%         1.46%         1.42%         1.53%           1.97% (b)
Portfolio turnover rate (c)                          2%            4%            7%            7%            4%              2%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 34                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds that are offering shares. This report covers the two funds listed below:

        First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock
           Market LLC ("Nasdaq") ticker "TUSA")

        First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund - (NYSE Arca, Inc.
           ("NYSE Arca") ticker "VIXH")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                  INDEX
First Trust Total US Market AlphaDEX(R) ETF                           NASDAQ AlphaDEX(R) Total US Market Index
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                 CBOE(R) VIX(R) Tail Hedge Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

      of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2017, is included with each Fund's Portfolio of Investments.

B. CALL OPTIONS

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund ("VIXH") is subject to equity price risk in the normal course of pursuing its investment objective and may purchase out-of-the-money call options on the Chicago Board Options Exchange Volatility Index(R) (the "VIX Index") to hedge against changes in the value of equities. Also, VIXH may sell call options on the VIX Index in order to close out existing positions. The purchase of call options involves the risk of loss of all or a part of the cash paid for the call options (the premium). The market risk associated with purchasing options on the VIX Index is limited to the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

premium paid. When VIXH purchases a call option, the premium paid represents the cost of the call option, which is included in "Investments, at cost" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the market value of the stocks included in the stock index.

If VIXH elects to exercise a call option on the VIX Index, settlement does not occur by the delivery of the securities comprising the VIX Index. VIXH, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If VIXH elects to allow a call option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is presented separately as "Net realized gain (loss) on options" on the Statements of Operations.

During the six months ended June 30, 2017, VIXH had no open, expired or closed options contracts.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. During the six months ended June 30, 2017, only TUSA participated in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2017, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of June 30, 2017.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2016 was as follows:

                                                                                            Distributions       Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital        from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                          $          113,796    $             --    $             --
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                            59,491                  --                  --

As of December 31, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    ----------------
First Trust Total US Market AlphaDEX(R) ETF                          $               --    $     (3,227,040)   $        423,953
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                                --          (1,061,356)            830,220

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

H. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of June 30, 2017, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2016, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                             Capital
                                                               Loss        Post-       Total
                                                            Available   Enactment -   Capital
                                                             Through        No          Loss
                                                               2017     Expiration   Available
                                                            ----------  -----------  ----------
First Trust Total US Market AlphaDEX(R) ETF                 $2,421,122  $   805,918  $3,227,040
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund               --    1,061,356   1,061,356

I. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R) ETF are charged directly to the Fund. Expenses for First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (the "Unitary Fee Fund"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Total US Market AlphaDEX(R) ETF                     Nasdaq, Inc.
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund           S&P Dow Jones Indices LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the Statements of Operations.

J. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2018.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. This amount would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2017 and fees waived or expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:

                                                                                      Fees Waived and Expenses Borne
                                                                                    by First Trust Subject to Recovery
                                                                       -------------------------------------------------------------
                                           Advisory                    Six Months      Year         Year      Six Months
                                              Fee         Expense        Ended        Ended        Ended        Ended
                                            Waivers    Reimbursement   12/31/2014   12/31/2015   12/31/2016   6/30/2017     Total
                                           ---------   -------------   ----------   ----------   ----------   ----------  ----------
First Trust Total US Market
   AlphaDEX(R)  ETF                        $  23,678   $      25,392   $   98,462   $   81,875   $  112,511   $   49,070  $  341,918

For the First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund, First Trust is paid an annual unitary management fee of 0.60% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing, and other services, and excluding advisory fees, acquired fund fees and expenses, if any, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest, and extraordinary expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $     6,024,297   $     6,006,384
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                      58,987            57,078

For the six months ended June 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $     1,438,986   $            --
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                          --                --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing First Trust Total US Market AlphaDEX(R) ETF Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of the Fund, according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The standard creation transaction fee for First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund is currently $1,500.

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming First Trust Total US Market AlphaDEX(R) ETF Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of a Fund, according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The standard redemption transaction fee for First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund is currently $1,500.

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2018.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were the following subsequent events:

On August 9, 2017, First Trust Dow 30 Equal Weight ETF, an additional series of the Trust, began trading under the symbol "EDOW" on NYSE Arca.

Effective August 18, 2017, the First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund changed its name to First Trust Dorsey Wright People's Portfolio ETF and began trading under its new ticker symbol "DWPP" on Nasdaq, and adopted a new investment objective to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Nasdaq Dorsey Wright People's Portfolio Index.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund is considered to be non-diversified. As a result, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund invests in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust Total US Market AlphaDEX(R) ETF may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

The First Trust Total US Market AlphaDEX(R) ETF invests in stocks with growth and value characteristics. Growth stocks tend to be more volatile than certain other types of stocks and their prices fluctuate more dramatically than the overall stock market, while stocks with value characteristics may be judged to be undervalued when appropriately priced or it may take a long time for the intrinsic value of a value stock to be fully recognized by the market.

Each Fund currently has fewer assets than larger funds and large inflows and outflows may have a positive or negative impact on the Fund's market exposure for limited periods of time.

The First Trust Total US Market AlphaDEX(R) ETF invests in consumer discretionary companies that manufacture products and provide discretionary services directly to the consumer. The success of these companies is tied closely to the performance of the overall domestic and international economies, interest rates, competition, consumer confidence, disposable household income and consumer spending. Changes in demographics and consumer tastes can affect the demand for and success of these products.

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund's use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The option positions employed, as dictated by the attempt to replicate the Index, may present additional risk. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction).

         NOT FDIC INSURED      NOT BANK GUARANTEED      MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

     BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT
                              MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following two series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust Total US Market AlphaDEX(R) ETF (TUSA)
        First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (now known as
           First Trust Dorsey Wright People's Portfolio ETF) (VIXH)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by TUSA and the unitary fee rate payable by VIXH as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided. In addition, prior to the June meeting, the Advisor submitted a proposal to the Board to replace the underlying index of VIXH with the Nasdaq Dorsey Wright People's Portfolio Index and to change the name of the Fund to the First Trust Dorsey Wright People's Portfolio ETF (the "VIXH Proposal"). The information provided in response to independent legal counsel's requests and the VIXH Proposal were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing TUSA's advisory fee and VIXH's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds. The Board considered the background and experience of the persons responsible for the day-to-day management of the Funds. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

With respect to TUSA, the Board considered the advisory fee rate payable by TUSA under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for TUSA through April 30, 2019 and noted that expenses borne or fees waived by the Advisor for TUSA are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in TUSA's MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because TUSA's MPI Peer Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of TUSA was above the median total (net) expense ratio of the peer funds in TUSA's MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between TUSA and other clients that limited their comparability. In considering the advisory fee rate for TUSA overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for TUSA. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing TUSA's performance. The Board received and reviewed information for periods ended December 31, 2016 regarding the performance of TUSA's underlying index, the correlation between TUSA's performance and that of its underlying index, TUSA's tracking difference and TUSA's excess return as compared to its benchmark index. For TUSA, the Board noted that during 2015, the Fund changed its underlying index to an index using the AlphaDEX(R) stock selection methodology and that the performance information included a blend of the old and new indexes. For TUSA, the Board also considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided for TUSA and its ongoing review of performance, the Board concluded that the Fund was correlated to its underlying index and that the tracking difference for the Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing TUSA's performance to that of its MPI Peer Group and to that of a broad-based benchmark, but given the Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of TUSA and the ongoing oversight by the Board, the Board concluded that the advisory fee for TUSA continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

With respect to VIXH, the Board considered the VIXH Proposal and that the unitary fee rate payable by VIXH would not change under the VIXH Proposal. The Board considered that as part of VIXH's unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the unitary fee rates and expense ratios of the peer funds in the MPI Peer Group that was created for VIXH in connection with the VIXH Proposal (the "New MPI Peer Group"), as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because VIXH's New MPI Peer Group included only peer funds that pay a unitary fee and because VIXH pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that VIXH's unitary fee was above the median total (net) expense ratio of the peer funds in VIXH's New MPI Peer Group. With respect to the New MPI Peer Group, the Board discussed with representatives of the Advisor how the New MPI Peer Group was assembled and limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered the differences between VIXH and other clients that limited their comparability. In considering the unitary fee rate for VIXH overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund, which was evidenced by the VIXH Proposal.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2017 (UNAUDITED)

The Board considered performance information for VIXH, noting that the Advisor was making the VIXH Proposal because, while VIXH was achieving its investment objective of seeking investment results that correspond generally to the performance of its underlying index, the Fund was underperforming its benchmark index, the S&P 500(R) Index. The Board considered information provided by the Advisor on the methodology of the proposed Nasdaq Dorsey Wright People's Portfolio Index, along with hypothetical performance of the Index versus the S&P 500(R) Index.

At the June 12, 2017 meeting, the Board determined to approve the VIXH Proposal and on the basis of all the information provided on the unitary fee and performance and the ongoing oversight by the Board, the Board concluded that the unitary fee for VIXH continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. For VIXH, the Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2016 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not Applicable.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 21, 2017
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 21, 2017
     ------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: August 21, 2017
     ------------------

* Print the name and title of each signing officer under his or her signature.